                                                                 EXHIBIT 10.36


                        SENIOR SECURED CREDIT AGREEMENT,

                         dated as of February 23, 2000,

                                      among

                             THE TITAN CORPORATION,

                                as the Borrower,

                VARIOUS FINANCIAL INSTITUTIONS FROM TIME TO TIME
                                 PARTIES HERETO,

                                 as the Lenders,

                           CREDIT SUISSE FIRST BOSTON,

          as Lead Arranger and as Administrative Agent for the Lenders,

                          FIRST UNION SECURITIES, INC.,

                    as Co-Arranger and as Syndication Agent,

                                       and

                            THE BANK OF NOVA SCOTIA,

                           as the Documentation Agent.

                                TABLE OF CONTENTS

                                                                              PAGE
                                                                              ----
                                    ARTICLE I
                        DEFINITIONS AND ACCOUNTING TERMS

Section 1.1     Defined Terms....................................................1
Section 1.2     Use of Defined Terms............................................35
Section 1.3     Cross-References................................................35
Section 1.4     Accounting and Financial Determinations.........................35

                                   ARTICLE II
                       COMMITMENTS, BORROWING AND ISSUANCE
                     PROCEDURES, NOTES AND LETTERS OF CREDIT

Section 2.1     Revolving Loan Commitment and Swing Line Loan Commitment........36
Section 2.2     Letter of Credit Commitment.....................................36
Section 2.3     Term Loan Commitments...........................................37
Section 2.4     Lenders Not Permitted or Required to Make Loans.................38
Section 2.5     Issuer Not Permitted or Required to Issue Letters of Credit.....39
Section 2.6     Reduction of the Commitment Amounts.............................39
Section 2.7     Borrowing Procedure.............................................40
Section 2.8     Swing Line Loans................................................41
Section 2.9     Continuation and Conversion Elections...........................42
Section 2.10    Funding.........................................................42
Section 2.11    Letters of Credit...............................................42
Section 2.12    Notes...........................................................45

                                   ARTICLE III
                   REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

Section 3.1     Repayments and Prepayments......................................46
Section 3.2     Application.....................................................50
Section 3.3     Interest Rates..................................................51
Section 3.4     Default Rates...................................................52
Section 3.5     Payment Dates...................................................52
Section 3.6     Fees............................................................53

                                   ARTICLE IV
                     CERTAIN LIBO RATE AND OTHER PROVISIONS

Section 4.1     LIBO Rate Lending Unlawful......................................54
Section 4.2     Deposits Unavailable............................................54
Section 4.3     Increased LIBO Rate Loan Costs, etc.............................54

                                       i


Section 4.4     Funding Losses..................................................55
Section 4.5     Increased Capital Costs.........................................55
Section 4.6     Taxes...........................................................56
Section 4.7     Payments, Computations, etc.....................................58
Section 4.8     Sharing of Payments.............................................59
Section 4.9     Setoff..........................................................59
Section 4.10    Replacement of Lender...........................................59

                                    ARTICLE V

                         CONDITIONS TO CREDIT EXTENSIONS

Section 5.1     Conditions Precedent to the Effectiveness of this Agreement.....60
Section 5.2     All Credit Extensions...........................................66
Section 5.3     Term C Loans....................................................68

                                     ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

Section 6.1     Organization, etc...............................................68
Section 6.2     Due Authorization, Non-Contravention, etc.......................68
Section 6.3     Government Approval, Regulation, etc............................69
Section 6.4     Validity, etc...................................................69
Section 6.5     Financial Information...........................................69
Section 6.6     No Material Adverse Effect......................................69
Section 6.7     Litigation, Labor Controversies, etc............................70
Section 6.8     Subsidiaries....................................................70
Section 6.9     Ownership of Properties.........................................70
Section 6.10    Taxes...........................................................70
Section 6.11    Pension and Welfare Plans.......................................70
Section 6.12    Environmental Warranties........................................71
Section 6.13    Accuracy of Information.........................................72
Section 6.14    Regulations T, U and X..........................................72
Section 6.15    Year 2000 Problem...............................................73
Section 6.16    Government Contracts............................................73
Section 6.17    No Debarment....................................................73
Section 6.18    Assignment of Payments..........................................73
Section 6.19    Solvency........................................................73

                                   ARTICLE VII
                              AFFIRMATIVE COVENANTS

Section 7.1     Financial Information, Reports, Notices, etc....................74
Section 7.2     Maintenance of Existence; Compliance with Laws, etc.............75
Section 7.3     Maintenance of Properties.......................................75
Section 7.4     Insurance.......................................................76

                                      ii


Section 7.5     Books and Records...............................................76
Section 7.6     Environmental Law Covenant......................................77
Section 7.7     Future Subsidiaries; Collateral.................................77
Section 7.8     Use Of Proceeds.................................................79
Section 7.9     Contract Obligations............................................79

                                  ARTICLE VIII
                               NEGATIVE COVENANTS

Section 8.1     Business Activities.............................................79
Section 8.2     Indebtedness....................................................80
Section 8.3     Liens...........................................................81
Section 8.4     Financial Condition and Operations..............................82
Section 8.5     Investments.....................................................84
Section 8.6     Restricted Payments, etc........................................85
Section 8.7     Subordinated Debt...............................................86
Section 8.8     Stock of Restricted Subsidiaries................................87
Section 8.9     Consolidation, Merger, etc......................................87
Section 8.10    Permitted Dispositions..........................................88
Section 8.11    Modification of Certain Agreements..............................89
Section 8.12    Transactions with Affiliates....................................89
Section 8.13    Restrictive Agreements, etc.....................................89
Section 8.14    Sale and Leaseback..............................................90
Section 8.15    Indebtedness of Foreign Subsidiaries............................90
Section 8.16    Restrictions on Titan Capital Trust.............................90

                                   ARTICLE IX
                                EVENTS OF DEFAULT

Section 9.1     Events of Default...............................................90
Section 9.2     Action if Bankruptcy............................................94
Section 9.3     Action if Other Event of Default................................94

                                    ARTICLE X
                                THE CREDIT AGENTS

Section 10.1    Actions.........................................................94
Section 10.2    Funding Reliance, etc...........................................95
Section 10.3    Exculpation.....................................................95
Section 10.4    Successor.......................................................96
Section 10.5    Credit Extensions by the Credit Agents..........................96
Section 10.6    Credit Decisions................................................97
Section 10.7    Copies, etc.....................................................97

                                   ARTICLE XI
                            MISCELLANEOUS PROVISIONS

                                      iii


Section 11.1    Waivers, Amendments, etc........................................97
Section 11.2    Notices.........................................................99
Section 11.3    Payment of Costs and Expenses...................................99
Section 11.4    Indemnification................................................100
Section 11.5    Survival.......................................................101
Section 11.6    Severability...................................................101
Section 11.7    Headings.......................................................101
Section 11.8    Execution in Counterparts, Effectiveness, etc..................101
Section 11.9    Governing Law; Entire Agreement................................102
Section 11.10   Successors and Assigns.........................................102
Section 11.11   Sale and Transfer of Loans and Notes;
                Participations in Loans and Notes..............................102
Section 11.12   Other Transactions.............................................106
Section 11.13   Confidentiality................................................107
Section 11.14   Forum Selection and Consent to Jurisdiction....................107
Section 11.15   Waiver of Jury Trial...........................................108

SCHEDULE I         -       Disclosure Schedule
SCHEDULE II        -       Percentages; LIBO Office; Domestic Office
SCHEDULE III       -       Synergies

EXHIBIT A-1        -       Form of Revolving Note
EXHIBIT A-2        -       Form of Swing Line Note
EXHIBIT A-3        -       Form of Term B Note
EXHIBIT A-4        -       Form of Multi-Draw Term Note
EXHIBIT A-5        -       Form of Term C Note
EXHIBIT B-1        -       Form of Borrowing Request
EXHIBIT B-2        -       Form of Issuance Request
EXHIBIT C          -       Form of Continuation/Conversion Notice
EXHIBIT D          -       Form of Borrower Closing Date Certificate
EXHIBIT E          -       Form of Compliance Certificate
EXHIBIT F-1        -       Form of Borrower Pledge Agreement
EXHIBIT F-2        -       Form of Subsidiary Pledge Agreement
EXHIBIT G-1        -       Form of Borrower Security Agreement
EXHIBIT G-2        -       Form of Subsidiary Security Agreement
EXHIBIT H          -       Form of Opinion of Counsel to the Obligors
EXHIBIT I          -       Form of Subsidiary Guaranty
EXHIBIT J          -       Form of Interco Subordination Agreement
EXHIBIT K          -       Form of Lender Assignment Agreement
EXHIBIT L          -       Form of Officer's Solvency Certificate

                         SENIOR SECURED CREDIT AGREEMENT

                  THIS SENIOR SECURED CREDIT AGREEMENT, dated as of February 23, 2000, is among THE TITAN CORPORATION, a Delaware corporation (the "BORROWER"), the various financial institutions from time to time parties hereto (the "LENDERS"), CREDIT SUISSE FIRST BOSTON ("CSFB"), as Lead Arranger and as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") for the Lenders, FIRST UNION SECURITIES, INC. ("FUSI"), as Co-Arranger and syndication agent (in such capacity, the "SYNDICATION AGENT"), and THE BANK OF NOVA SCOTIA ("SCOTIABANK"), as documentation agent (in such capacity, the "DOCUMENTATION AGENT").

                              W I T N E S S E T H:

                  WHEREAS, the Borrower has requested the Lenders to extend, and the Lenders have agreed to extend, certain senior secured credit facilities in an aggregate principal amount of up to $275,000,000 to the Borrower, the proceeds of which will be used, together with up to $250,000,000 from the issuance of HIGH TIDES-SM-, to repay certain existing indebtedness of the Borrower and its Subsidiaries, to pay related fees and expenses and to provide financing for working capital, capital expenditures and other general corporate purposes of Borrower and its Subsidiaries, including permitted acquisitions; and

                  WHEREAS, the Lenders are willing to make such senior secured credit facilities available upon and subject to the terms and conditions contained herein.

                  NOW, THEREFORE, the parties hereby agree as follows:

                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

                  Section 1.1 DEFINED TERMS. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

                  "ACQUISITION INCENTIVES" means, with respect to any Person, any earn-out or holdback arrangements made in connection with Permitted Acquisitions by such Person or any of its Subsidiaries; PROVIDED that such arrangements are unsecured and subordinated to the Obligations on terms and conditions reasonably satisfactory to the Required Lenders.

                  "ACS" means Advanced Communication Services, Inc.

                  "ACS ACQUISITION" means the acquisition of all of the issued and outstanding Capital Stock of ACS by the Borrower pursuant to the ACS Merger Agreement.

                  "ACS MERGER AGREEMENT" means the Agreement and Plan of Merger, dated as of December 9, 1999, among the Borrower, AT Acquisition Corp., and ACS, as amended, restated, supplemented, or otherwise modified in accordance with
SECTION 8.11.

                  "ACQUISITION TWO" means "Acquisition Two" as defined in the Confidential Information Memorandum dated January 2000 with respect to $275,000,000 Senior Secured Credit Facilities for the Borrower.

                  "ADDITIONAL LENDER" is defined in SECTION 2.3(c)(ii).

                  "ADMINISTRATIVE AGENT" is defined in the PREAMBLE and includes each other Person appointed as the successor Administrative Agent pursuant to
SECTION 10.4.

                  "AFFECTED LENDER" is defined in SECTION 4.10.

                  "AFFILIATE" of any Person means any other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person. "Control" of a Person means the power, directly or indirectly,

                  (a) to vote 10% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors, managing members or general partners (as applicable); or

                  (b) to direct or cause the direction of the management and policies of such Person (whether by contract or otherwise).

                  "AGREEMENT" means this Senior Secured Credit Agreement, as it may be amended, restated, supplemented, or otherwise modified from time to time.

                  "ALTERNATE BASE RATE" means, on any date and with respect to all Base Rate Loans, a fluctuating rate of interest per annum (rounded upward, if necessary, to the next highest 1/16 of 1%) equal to the higher of

                  (a)  the Base Rate in effect on such day; and

                  (b) the Federal Funds Rate in effect on such day plus
         1/2 of 1%.

Changes in the rate of interest on that portion of any Loans maintained as Base Rate Loans will take effect simultaneously with each change in the Alternate Base Rate. The Administrative Agent will give notice promptly to the Borrower and the Lenders of changes in the Alternate

Base Rate; PROVIDED, that the failure to give such notice shall not affect the Alternate Base Rate in effect after such change.

                  "APPLICABLE MARGIN" means, subject to SECTION 3.3(c), at all times during the applicable periods set forth below:

                  (a) (i) if, on the Closing Date, the Total Debt to EBITDA Ratio is less than or equal to 2.0:1.0 (giving PRO FORMA effect to the consummation of the ACS Acquisition), from the Closing Date until the date which is six months after the Closing Date, the Applicable Margin shall equal (x) with respect to Base Rate Loans, (A) 1.00% for Multi-Draw Term Loans and Revolving Loans and (B) 1.75% for Term B Loans and (y) with respect to LIBO Rate Loans, (A) 2.00% for Multi-Draw Term Loans and Revolving Loans and (B) 2.75% for Term B Loans; and (ii) on the date which is six months after the Closing Date, so long as no Default or Event of Default shall have occurred and be continuing, the Applicable Margin will be determined by reference to the Total Debt to EBITDA Ratio as set forth in the performance pricing grid below.

                  (b) if, on the Closing Date, the Total Debt to EBITDA Ratio is greater than 2.0:1.0 (giving PRO FORMA effect to the consummation of the ACS Acquisition), so long as no Default or Event of Default shall have occurred and be continuing, the Applicable Margin will be determined by reference to the Total Debt to EBITDA Ratio as set forth in the performance pricing grid below.

TOTAL DEBT TO
EBITDA RATIO                            LIBO RATE LOANS                                BASE RATE LOANS
-------------            ------------------------------------            -------------------------------------
                         MULTI-DRAW TERM                                 MULTI-DRAW TERM
                         LOANS AND                                       LOANS AND
                         REVOLVING LOANS         TERM B LOANS            REVOLVING LOANS          TERM B LOANS
                         ---------------         ------------            ---------------          ------------
greater than 2.0         2.25%                   3.00%                   1.25%                    2.00%
1.5  x  2.0              2.00%                   2.75%                   1.00%                    1.75%
less than 1.5            1.75%                   2.75%                   0.75%                    1.75%

                  The Total Debt to EBITDA Ratio used to compute the Applicable Margin shall be determined as at the last day of each Fiscal Quarter as set forth in the Compliance Certificate most recently delivered by the Borrower to the Administrative Agent; changes in interest rates resulting from changes in such ratio shall become effective on the first day on which the financial statements covering the quarter-end date as of which such ratio is computed are filed with the SEC. If the Borrower shall fail to deliver a Compliance Certificate within 60 days after the end of any Fiscal Quarter (or within 105 days, in the case of the l ast Fiscal Quarter of the Fiscal
Year), the Applicable Margin from and including the 61st (or 106th, as the case may be) day after the end of such Fiscal Quarter to but not including the date the Borrower delivers to the

Administrative Agent a Compliance Certificate shall conclusively equal the highest Applicable Margin set forth above.

                  "APPROVED FUND" means, with respect to any Lender which is a fund that invests in bank loans, any other fund or trust or entity that invests in bank loans and is advised or managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

                  "ASSET SALE" means any sale, lease, sale and leaseback, assignment, conveyance, transfer or other disposition by the Borrower or any of its Restricted Subsidiaries of any of its property or assets, including the Capital Stock of any Restricted Subsidiary, permitted pursuant to SECTION 8.10(e).

                  "ASSIGNEE LENDER" is defined in SECTION 11.11(a).

                  "ASSIGNMENT OF CLAIMS ACT" means Title 31, United States Code
Section 3727 and Title 41, United States Code Section 15, as revised or amended, and any rules or regulations issued pursuant thereto, and also shall be deemed to include any other laws, rules or regulations governing the assignment of government contracts or claims against a Governmental Authority.

                  "AUTHORIZED OFFICER" means, relative to any Obligor, those of its officers, general partners or managing members (as applicable) whose signatures and incumbency shall have been certified to the Administrative Agent, the Lenders and the Issuers in the certificate of incumbency most recently delivered by such Obligor.

                  "BASE RATE" means, at any time, the rate of interest then most recently established by the Administrative Agent in New York as its base rate for U.S. dollars loaned in the United States. The Base Rate is not necessarily intended to be the lowest rate of interest determined by the Administrative Agent in connection with extensions of credit. The Administrative Agent or any other Lender may make commercial loans or other loans at rates of interest at, above or below the Base Rate.

                  "BASE RATE LOAN" means a Loan bearing interest at a fluctuating rate determined by reference to the Alternate Base Rate.

                  "BORROWER" is defined in the PREAMBLE.

                  "BORROWER PLEDGE AGREEMENT" means the Pledge Agreement executed and delivered by the Borrower pursuant to ARTICLE V substantially in the form of EXHIBIT F-1 hereto, as amended, restated, supplemented or otherwise modified from time to time.

                  "BORROWER SECURITY AGREEMENT" means the Security Agreement executed and delivered by the Borrower pursuant to ARTICLE V substantially in the form of EXHIBIT G-1 hereto, as amended, restated, supplemented or otherwise modified from time to time.

                  "BORROWING" means the Loans of the same type and, in the case of LIBO Rate Loans, having the same Interest Period made by all Lenders required to make such Loans on the same Business Day and pursuant to the same Borrowing Request.

                  "BORROWING REQUEST" means a Loan request and certificate duly executed by an Authorized Officer of the Borrower, substantially in the form of EXHIBIT B-1 hereto.

                  "BUSINESS DAY" means

                  (a) any day which is neither a Saturday or Sunday nor a legal holiday on which banks are authorized or required to be closed in New York, New York; and

                  (b) relative to the making, continuing, prepayment or repayment of any LIBO Rate Loans, any day which is a Business Day described in CLAUSE (a) above and which is also a day on which dealings in Dollars are carried on in the interbank eurodollar market of the Administrative Agent's LIBOR Office.

                  "CAPITAL EXPENDITURES" means, for any period, the aggregate amount of all expenditures of the Borrower and its Restricted Subsidiaries for fixed or capital assets made during such period which, in accordance with GAAP, would be classified as capital expenditures; PROVIDED, HOWEVER, that such expenditures shall not include up to $45,000,000 per year of amounts expended by the Borrower and its Restricted Subsidiaries for either the Titan Wireless or Titan Scan business units during Fiscal Year 2000 and Fiscal Year 2001 (and Fiscal Year 2002 to the extent rolled pursuant to the last sentence of this paragraph). Any portion of the $45,000,000 not expended in Fiscal Year 2000 (up to a maximum of $25,000,000) may be rolled into Fiscal Year 2001. Any portion of the amount permitted to be expended in Fiscal Year 2001 ($45,000,000 plus the amount rolled from Fiscal Year 2000) not expended in Fiscal Year 2001 (up to a maximum of $25,000,000) may be rolled into Fiscal Year 2002.

                  "CAPITAL STOCK" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of such Person's capital, whether now outstanding or issued after the Closing Date.

                  "CAPITALIZED LEASE LIABILITIES" means all monetary obligations of the Borrower or any of its Restricted Subsidiaries under any leasing or similar arrangement which have been (or, in accordance with GAAP, should be) classified as capitalized leases, and for purposes of each Loan Document the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP, and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a premium or a penalty.

                  "CASH EQUIVALENTS" means (a) marketable direct obligations issued or unconditionally guaranteed by the United States government and backed by the full faith and credit of the United States government; (b) domestic and Eurodollar certificates of deposit and time deposits, bankers' acceptances and floating rate certificates of deposit issued by any commercial bank organized under the laws of the United States, any state thereof, the District of Columbia, any foreign bank, or its branches or agencies (fully protected against currency fluctuations), which, at the time of acquisition, are rated A-1 (or better) by S&P or P-1 (or better) by Moody's; (c) commercial paper of United States and foreign banks and bank holding companies and their Subsidiaries and United States and foreign finance, commercial industrial or utility companies which, at the time of acquisition, are rated A-1 (or better) by S&P or P-1 (or better) by Moody's; (d) marketable direct obligations of any State of the United States of America or any political subdivision of any such State given on the date of such investment the highest credit rating by Moody's and S&P; PROVIDED, that the maturities of all obligations of the type specified in CLAUSES (a) through (d) above shall not exceed one hundred eighty (180) days; and (e) reverse purchase agreements covering obligations of the type specified in CLAUSE (a) above.

                  "CASH EQUIVALENT INVESTMENT" means, at any time:

                  (a) any direct obligation of (or unconditionally guaranteed by) the United States of America or a State thereof (or any agency or political subdivision thereof, to the extent such obligations are supported by the full faith and credit of the United States of America or a State thereof) maturing not more than one year after such time;

                  (b) commercial paper maturing not more than 270 days from the date of issue, which is issued by

                           (i) a corporation (other than an Affiliate of any
                  Obligor) organized under the laws of any State of the United States or of the District of Columbia and rated A-1 or higher by S&P or P-1 or higher by Moody's, or

                           (ii)  any Lender (or its holding company);

                  (c) any certificate of deposit, time deposit or bankers acceptance, maturing not more than one year after its date of issuance, which is issued by either

                           (i) any bank organized under the laws of the United
                  States (or any State thereof) and which has (x) a credit rating of A2 or higher from Moody's or A or higher from S&P and (y) a combined capital and surplus greater than $500,000,000, or

                           (ii)  any Lender; or

                  (d) any repurchase agreement having a term of 30 days or less entered into with any Lender or any commercial banking institution satisfying the criteria set forth in CLAUSE (c)(i) which

                           (i) is secured by a fully perfected security interest
                  in any obligation of the type described in CLAUSE (a), and

                           (ii) has a market value at the time such repurchase
                  agreement is entered into of not less than 100% of the repurchase obligation of such commercial banking institution thereunder.

                  "CAYENTA" means Cayenta, Inc., a wholly owned Subsidiary of the Borrower.

                  "CAYENTA GROUP" means Cayenta and each Subsidiary directly or indirectly owned by Cayenta but not owned directly by the Borrower or any Subsidiary of the Borrower other than Cayenta or a Subsidiary of Cayenta.

                  "CAYENTA POST IPO" means the Cayenta Group, subsequent to the issuance of shares in connection with the initial public offering of Cayenta pursuant to the terms of the applicable underwriting agreement.

                  "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

                  "CERCLIS" means the Comprehensive Environmental Response Compensation Liability Information System List.

                  "CHANGE IN CONTROL" means (i) the acquisition by any person, entity or "group", within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, (excluding, for this purpose, the Borrower or its Restricted Subsidiaries, or any employee benefit plan of the Borrower or its Restricted Subsidiaries which acquires beneficial ownership of voting securities of the Borrower) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of either the then outstanding shares of common stock of the Borrower or the combined voting power of the Borrower's then outstanding voting securities entitled to vote generally in the election of directors; or (ii) individuals who, as of the Closing Date, constitute the Board of Directors (the "INCUMBENT BOARD") cease for any reason to constitute at least a majority of the Board of Directors, provided that any person becoming a director subsequent to the Closing Date whose election, or nomination for election by the Borrower's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such person were a member of the Incumbent Board; or (iii) approval by the stockholders of the Borrower of a reorganization, merger or consolidation, in each case with respect to which Persons who were the stockholders of the Borrower immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 66 2/3% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities or (iv) any "Change of Control" (or substantially similar provision) under (and as defined in) any Sub Debt Document.

                  "CLOSING DATE" means the first date on which all of the conditions precedent set forth in SECTION 5.1 have been satisfied, but in no event shall such date be later than March 31, 2000.

                  "CODE" means the Internal Revenue Code of 1986, and the regulations thereunder, in each case as amended, reformed or otherwise modified from time to time.

                  "COLLATERAL DOCUMENTS" means the Borrower Pledge Agreement, the Borrower Security Agreement, the Subsidiary Pledge Agreement, the Subsidiary Security Agreement, each Copyright Security Agreement, each Trademark Security Agreement and each Patent Security Agreement.

                  "COMMITMENT" means, as the context may require, a Lender's respective Multi-Draw Term Loan Commitment, Term B Loan Commitment, Term C Loan Commitment, Revolving Loan Commitment or Letter of Credit Commitment, or CSFB's Swing Line Loan Commitment.

                  "COMMITMENT AMOUNT" means, as the context may require, a Term Loan Commitment Amount, the Revolving Loan Commitment Amount, the Letter of Credit Commitment Amount or the Swing Line Loan Commitment Amount.

                  "COMMITMENT TERMINATION DATE" means, as the context may require, a Term Loan Commitment Termination Date or the Revolving Loan Commitment Termination Date.

                  "COMMITMENT TERMINATION EVENT" means

                  (a) the occurrence of any Event of Default described in
         SECTION 9.1(i); or

                  (b) the occurrence and continuance of any other Event of Default and either

                           (i) the declaration of all or any portion of the
                  Loans to be due and payable pursuant to SECTION 9.3, or

                           (ii) the giving of notice by the Administrative
                  Agent, acting at the direction of the Required Lenders, to the Borrower that the Commitments have been terminated.

                  "COMPLIANCE CERTIFICATE" means a certificate duly completed and executed by an Authorized Officer of the Borrower, substantially in the form of EXHIBIT E hereto, together with such changes thereto as the Administrative Agent may from time to time request for the purpose of monitoring the Borrower's compliance with the financial covenants contained herein.

                  "CONTINGENT LIABILITY" means any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the Indebtedness or any other obligation of any other Person (other than (i) by endorsements of instruments in the course of collection, (ii) guarantees of obligations of Restricted Subsidiaries incurred in the ordinary course of business and not constituting Indebtedness and (iii) subsequent to the issuance of shares in connection with the initial public offering of Cayenta pursuant to the terms of the applicable underwriting agreement, the guaranty of Cayenta's obligations under its existing lease for office space), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any Person's obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount of the debt, obligation or other liability guaranteed thereby.

                  "CONTINUATION/CONVERSION NOTICE" means a notice of continuation or conversion and certificate duly executed by an Authorized Officer of the Borrower, substantially in the form of EXHIBIT C hereto.

                  "CONTROLLED GROUP" means all members of a controlled group of corporations and all members of a controlled group of trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under Section 414(b) or 414(c) of the Code or Section 4001 of ERISA.

                  "COPYRIGHT SECURITY AGREEMENT" means any Copyright Security Agreement executed and delivered by any Obligor in substantially the form of Exhibit C to any Security Agreement, as amended, restated, supplemented or otherwise modified from time to time.

                  "CREDIT AGENTS" means, collectively, the Administrative Agent, the Syndication Agent, the Documentation Agent, and CSFB in its capacity as Agent (as defined in each of the Collateral Documents) for each of the Secured Parties under the Collateral Documents.

                  "CREDIT EXTENSION" means, as the context may require,

                  (a)  the making of a Loan by a Lender; or

                  (b) the issuance of any Letter of Credit, or the extension of any Stated Expiry Date of any existing Letter of Credit, by an Issuer.

                  "CREDIT EXTENSION REQUEST" means, as the context may require, any Borrowing Request or Issuance Request.

                  "CSFB" means Credit Suisse First Boston.

                  "DECLARATION OF TRUST" means the Declaration of Trust, dated as of January 19, 2000, as amended and restated by the Amended and Restated Declaration of Trust, dated as of February 9, 2000, by and among the Borrower, as depositor, Wilmington Trust Company, as Delaware trustee and property trustee, and the administrative trustees thereunder.

                  "DEBENTURES" means those convertible senior subordinated debentures, due February 2030, issued by the Borrower to Titan Capital Trust pursuant to the Indenture, dated as of February 9, 2000, between the Borrower and Wilmington Trust Company, including as such Debentures may be remarketed pursuant to the terms of the HIGH TIDES Documents and the Sub Debt Documents.

                  "DEFAULT" means any Event of Default or any condition, occurrence or event which, after notice or lapse of time or both, would constitute an Event of Default.

                  "DISBURSEMENT" is defined in SECTION 2.11(c).

                  "DISBURSEMENT DATE" is defined in SECTION 2.11(c).

                  "DISCLOSURE SCHEDULE" means the Disclosure Schedule attached hereto as SCHEDULE I, as it may be amended, restated, supplemented or otherwise modified from time to time by the Borrower with the written consent of the Required Lenders.

                  "DISQUALIFIED STOCK" means any Capital Stock of the Borrower or any Subsidiary of the Borrower which by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable or exercisable) or upon the happening of any event (a) matures or is mandatorily redeemable pursuant to a sinking fund obligation or otherwise, (b) is convertible or exchangeable for Indebtedness or Disqualified Stock, or (c) is redeemable or subject to required repurchase at the option of the holder thereof, in whole or in part, in each case in this clause (c) before the final Stated Maturity Date; PROVIDED that notwithstanding the foregoing, the HIGH TIDES shall not constitute Disqualified Stock.

                  "DOCUMENTATION AGENT" is defined in the PREAMBLE.

                  "DOLLAR" and the sign "$" mean lawful money of the United States.

                  "DOMESTIC OFFICE" means, relative to any Lender, the office of such Lender designated as such Lender's "Domestic Office" set forth opposite its name on SCHEDULE II hereto or in a Lender Assignment Agreement, or such other office of a Lender (or any successor or assign of such Lender) within the United States as may be designated from time to time by notice from such Lender, as the case may be, to each other Person party hereto.

                  "EBITDA" means, for the Borrower and its U.S. Subsidiaries, for any applicable period, the sum (without duplication) of the following:

                  (a)  Net Income,

PLUS

                  (b) all amounts deducted by the Borrower and its U.S. Subsidiaries, in determining Net Income, representing either non-cash or non-recurring losses, including fees, costs, charges and other expenses incurred by the Borrower and its U.S. Subsidiaries in connection with any discontinued operation, acquisition, reorganization, consolidation, restructuring or changes in accounting treatment under GAAP,

MINUS

                  (c) all amounts added by the Borrower and its U.S. Subsidiaries, in determining Net Income, representing either non-cash or non-recurring gains, including as a result of changes in accounting treatment under GAAP,

PLUS

                  (d) the amount deducted by the Borrower and its U.S. Subsidiaries, in determining Net Income, representing amortization, as determined in accordance with GAAP,

PLUS

                  (e) the amount deducted, in determining Net Income, of all federal, state and local income taxes (whether paid in cash or deferred) of the Borrower and its U.S. Subsidiaries,

PLUS

                  (f) the amount deducted, in determining Net Income, of Interest Expense of the Borrower and its U.S. Subsidiaries,

PLUS

                  (g) the amount deducted, in determining Net Income, representing depreciation of assets of the Borrower and its U.S. Subsidiaries, as determined in accordance with GAAP,

PLUS

                  (h) the synergies set forth in SCHEDULE III attached hereto for the periods described therein.

                  "ENVIRONMENTAL LAWS" means all applicable federal, state or local statutes, laws, ordinances, codes, rules, regulations and guidelines (including consent decrees and administrative orders) relating to pollution, public health and safety and protection of the environment.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute thereto of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of ERISA also refer to any successor sections thereto.

                  "EVENT OF DEFAULT" is defined in SECTION 9.1.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  "EXEMPTION CERTIFICATE" is defined in CLAUSE (e) OF SECTION
4.6.

                  "EXISTING LETTERS OF CREDIT" means the Letters of Credit issued by Scotiabank prior to the date hereof which remain outstanding as of the Closing Date.

                  "EXISTING SUBORDINATED DEBT" means the Debentures.

                  "FEDERAL FUNDS RATE" means, for any period, a fluctuating interest rate per annum equal for each day during such period to

                  (a) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York; or

                  (b) if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it.

                  "FEE LETTER" means the confidential letter, dated January 27, 2000, from CSFB and First Union National Bank to the Borrower.

                  "FISCAL QUARTER" means a quarter ending on the last day of each March, June, September or December.

                  "FISCAL YEAR" means any period of twelve consecutive calendar months ending on December 31 of each year; references to a Fiscal Year with a number corresponding to any calendar year (E.G., the "Fiscal Year 2000") refer to the Fiscal Year ending on December 31 of such calendar year.

                  "FIXED CHARGE COVERAGE RATIO" means, as of the close of any Fiscal Quarter, the ratio computed for the period consisting of such Fiscal Quarter and each of the three immediately preceding Fiscal Quarters with respect to the Borrower and its Restricted Subsidiaries on a consolidated basis of:

                  (a) EBITDA (for all such Fiscal Quarters) minus Capital Expenditures made during such Fiscal Quarters;

TO

                  (b)  the sum (for all such Fiscal Quarters) of

                           (i)  Interest Expense paid in cash;

         PLUS

                           (ii) scheduled principal payments of the Term Loans
                  pursuant to the provisions of CLAUSE (d) of SECTION 3.1 after giving effect to any reductions in such scheduled principal repayments attributable to any optional or mandatory prepayments of the Term Loans;

         PLUS

                           (iii)  Restricted Payments;

         PLUS

                           (iv) all federal, state and foreign income taxes
                  actually paid in cash by the Borrower and its Restricted Subsidiaries (excluding any cash taxes paid in connection with the sale of IPivot Inc.).

                  "FOREIGN SUBSIDIARY" means any Subsidiary that is not a U.S. Subsidiary.

                  "F.R.S. BOARD" means the Board of Governors of the Federal Reserve System or any successor thereto.

                  "GAAP" is defined in SECTION 1.4.

                  "GOVERNMENTAL AUTHORITY" means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

                  "GUARANTOR" means each direct and indirect U.S. Subsidiary of the Borrower whether now existing or hereafter acquired or organized (other than Titan Capital Trust and Titan Africa, Inc.), each of which shall be required to execute and deliver the Subsidiary Guaranty, or a supplement thereto, to the Administrative Agent; PROVIDED, HOWEVER, that each member of the Cayenta Group shall be released from the Subsidiary Guaranty and shall no longer be a "Guarantor" upon satisfaction of the following conditions precedent: (a) the issuance of shares in connection with the initial public offering of Cayenta pursuant to the terms of the applicable underwriting agreement and (b) delivery of an officer's certificate to the Administrative Agent certifying that no Default shall have occurred and then be continuing or would result from the initial public offering.

                  "HAZARDOUS MATERIAL" means

                  (a)  any "hazardous substance", as defined by CERCLA;

                  (b) any "hazardous waste", as defined by the Resource Conservation and Recovery Act, as amended; or

                  (c) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material or substance (including any petroleum product) within the meaning of any other applicable federal, state or local law, regulation, ordinance or requirement (including consent decrees and administrative orders) relating to or imposing liability or standards of conduct under any Environmental Law, all as amended.

                  "HEDGING AGREEMENTS" means currency exchange agreements, interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and all other agreements or arrangements designed to protect such Person against fluctuations in interest rates or currency exchange rates.

                  "HEDGING OBLIGATIONS" means, with respect to any Person, all liabilities of such Person under Hedging Agreements.

                  "HEREIN", "HEREOF", "HERETO", "HEREUNDER" and similar terms contained in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular Section, paragraph or provision of this Agreement or such other Loan Document.

                  "HIGH TIDES" means those Convertible Preferred Securities, Remarketable Term Income Deferrable Equity Securities (HIGH TIDES)-SM- issued by Titan Capital Trust in accordance with the terms and provisions of the Declaration of Trust, including as such HIGH TIDES may be remarketed pursuant to the HIGH TIDES Documents. For all purposes under this Agreement, the HIGH TIDES shall be considered equity. (The terms Remarketable Term Income Deferrable Equity Securities (HIGH TIDES)-SM- and HIGH TIDES-SM- are registered service marks of CSFB.)

                  "HIGH TIDES DOCUMENTS" means (a) the HIGH TIDES, (b) the Declaration of Trust, (c) the Preferred Securities Guarantee, dated as of February 9, 2000, between the Borrower and Wilmington Trust Company, as guarantee trustee, issued by the Borrower with respect to distributions on, the redemption of and liquidation amounts on the HIGH TIDES, (d) the Common Securities Guarantee, dated as of February 9, 2000, issued by the Borrower, (e) the Remarketing Agreement, dated as of February 9, 2000, among Titan Capital Trust, Wilmington Trust Company, as Tender Agent, and Credit Suisse First Boston Corporation, as Remarketing Agent, (f) the Registration Rights Agreement, dated as of February 9, 2000, among the Borrower, Titan Capital Trust and Credit Suisse First Boston Corporation, on behalf of the several purchasers, and (g) any other documents related to the issuance of the HIGH TIDES.

                  "IMPERMISSIBLE QUALIFICATION" means, relative to the opinion or certification of any independent public accountant as to any financial statement of the Borrower, any qualification or exception to such opinion or certification

                  (a)  which is of a "going concern" or similar nature;

                  (b) which relates to the limited scope of examination of matters relevant to such financial statement; or

                  (c) which relates to the treatment or classification of any item in such financial statement and which, as a condition to its removal, would require an adjustment to such item the effect of which would be to cause the Borrower to be in default of any of its obligations under SECTION 8.4.

                  "INCLUDING" and "INCLUDE" means including without limiting the generality of any description preceding such term, and, for purposes of this Agreement and each other Loan Document, the parties hereto agree that the rule of ejusdem generis shall not be applicable to limit a general statement, which is followed by or referable to an enumeration of specific matters, to matters similar to the matters specifically mentioned.

                  "INCUMBENT BOARD" is defined in the definition of "Change in Control."

                  "INDEBTEDNESS" of any Person means, without duplication:

                  (a) all obligations of such Person for borrowed money or advances and all obligations of such Person evidenced by bonds, debentures, notes or similar instruments;

                  (b) all obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, and banker's acceptances issued for the account of such Person;

                  (c)  all Capitalized Lease Liabilities of such Person;

                  (d) net liabilities of such Person under all Hedging Obligations;

                  (e) whether or not so included as liabilities in accordance with GAAP, all obligations of such Person to pay the deferred purchase price of property or services excluding Acquisition Incentives which are not overdue and trade accounts payable in the ordinary course of business which are not overdue for a period of more than 90 days or, if overdue for more than 90 days, as to which a dispute exists and adequate reserves in conformity with GAAP have been established on the books of such Person, and indebtedness or other obligations secured by (or for which the holder of such indebtedness or other obligations has an existing right, contingent or otherwise, to be secured by) a Lien on property owned or being acquired by such Person (including indebtedness or other obligations arising under conditional sales or other title retention agreements), whether or not such indebtedness or other obligations shall have been assumed by such Person or is limited in recourse;

                  (f)  all Contingent Liabilities of such Person;

                  (g) the principal portion of all obligations of such Person under any Synthetic Lease; and

                  (h) all Disqualified Stock of such Person.

For all purposes of this Agreement, the Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor. In no event shall the HIGH TIDES be considered Indebtedness under this Agreement.

                  "INDEMNIFIED LIABILITIES" is defined in SECTION 11.4.

                  "INDEMNIFIED PARTIES" is defined in SECTION 11.4.

                  "INTERCO SUBORDINATION AGREEMENT" means the Subordination Agreement, substantially in the form of EXHIBIT J hereto.

                  "INTEREST COVERAGE RATIO" means, as of the close of any Fiscal Quarter, the ratio computed for the period consisting of such Fiscal Quarter and each of the three immediately preceding Fiscal Quarters with respect to the Borrower and its Restricted Subsidiaries on a consolidated basis of:

                  (a)  EBITDA (for all such Fiscal Quarters)

TO

                  (b) Interest Expense paid in cash.

                  "INTEREST EXPENSE" means, for any Fiscal Quarter, the aggregate interest expense of the Borrower and its Restricted Subsidiaries for such Fiscal Quarter, as determined in accordance with GAAP, including the portion of any payments made in respect of Capitalized Lease Liabilities allocable to interest expense; PROVIDED, HOWEVER, that distributions on the HIGH TIDES shall not be included in Interest Expense.

                  "INTEREST PERIOD" means, relative to any LIBO Rate Loan, the period beginning on (and including) the date on which such LIBO Rate Loan is made or continued as, or converted into, a LIBO Rate Loan pursuant to SECTION
2.7 or 2.9 and shall end on (but exclude) the day which numerically corresponds to such date 2 weeks or one, two, three or six months thereafter, or, if generally made available by all Lenders, nine or twelve months thereafter (or, if such month has no numerically corresponding day, on the last Business Day of such month), as the Borrower may select in its relevant notice pursuant to
SECTION 2.7 or 2.9; PROVIDED, HOWEVER, that

                  (a) the Borrower shall not be permitted to select Interest Periods to be in effect at any one time which have expiration dates occurring on more than ten different dates;

                  (b) if such Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next following Business Day (unless such next following Business Day is the first Business Day of a calendar month, in which case such Interest Period shall end on the Business Day next preceding such numerically corresponding day); and

                  (c) no Interest Period for any Loan may end later than the Stated Maturity Date for such Loan.

                  "INVESTMENT" means, relative to any Person, (a) any direct or indirect purchase or other acquisition by such Person of, or of a beneficial interest in, the Capital Stock or other debt or equity securities (including options, warrants or other rights to acquire such Capital Stock or other securities) of any other Person, (b) any direct or indirect purchase or other acquisition by such Person of any assets constituting a business unit of any Person or all or substantially all of a Person's assets, (c) any direct or indirect loan, advance (excluding commission, travel, petty cash, relocation and similar advances to officers and employees made in the ordinary course of business) or capital contribution by such Person to any other Person, including all Indebtedness and accounts receivable acquired from that other Person that are not current assets or did not arise from sales to that other Person in the ordinary course of business, (c) Hedging Agreements and (d) any Contingent Liability of such Person. The amount of any Investment shall be the original principal or capital amount thereof less all returns of principal or equity thereon and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property at the time of such Investment.

                  "ISSUANCE REQUEST" means a Letter of Credit request and certificate duly executed by an Authorized Officer of the Borrower, substantially in the form of EXHIBIT B-2 hereto.

                  "ISSUER" means Scotiabank (solely with respect to Existing Letters of Credit), Comerica Bank, Imperial Bank or any other Lender acceptable to the Administrative Agent and the Borrower; PROVIDED, HOWEVER, that no Lender other than Comerica Bank and Imperial Bank shall have any obligation to issue Letters of Credit hereunder.

                  "LENDER ASSIGNMENT AGREEMENT" means an assignment agreement substantially in the form of EXHIBIT L hereto.

                  "LENDERS" is defined in the PREAMBLE and, in addition, shall include any commercial bank or other financial institution that becomes a Lender pursuant to SECTION 11.11(a).

                  "LENDER'S ENVIRONMENTAL LIABILITY" means any and all losses, liabilities, obligations, penalties, claims, litigation, demands, defenses, costs, judgments, suits, proceedings, damages (including consequential damages), disbursements or expenses of any kind or nature whatsoever (including reasonable attorneys' fees at trial and appellate levels and experts' fees and disbursements and expenses incurred in investigating, defending against or prosecuting any litigation, claim or proceeding) which may at any time be imposed upon, incurred by or asserted or awarded against the Administrative Agent, any Lender or any Issuer or any of such Person's Affiliates, shareholders, directors, officers, employees, and agents in connection with or arising from:

                  (a) any Hazardous Material on, in, under or affecting all or any portion of any property of the Borrower or any of its Subsidiaries, the groundwater thereunder, or any surrounding areas thereof to the extent caused by Releases from the Borrower's or any of its Subsidiaries' or any of their respective predecessors' properties;

                  (b) any misrepresentation, inaccuracy or breach of any warranty, contained or referred to in SECTION 6.12;

                  (c) any violation or claim of violation by the Borrower or any of its Subsidiaries of any Environmental Laws; or

                  (d) the imposition of any lien for damages caused by, or the recovery of any costs for, the cleanup, release or threatened release of any Hazardous Material (i) by the Borrower or any of its Subsidiaries or (ii) in connection with any property owned or formerly owned by the Borrower or any of its Subsidiaries.

                  "LETTER OF CREDIT" is defined in SECTION 2.2 and shall include each of the Existing Letters of Credit.

                  "LETTER OF CREDIT COMMITMENT" means, with respect to an Issuer, such Issuer's obligation to issue Letters of Credit pursuant to SECTION
2.2 and, with respect to each Revolving Loan Lender, the obligations of each such Lender to participate in such Letters of Credit pursuant to SECTION 2.11(b).

                  "LETTER OF CREDIT COMMITMENT AMOUNT" means, on any date, a maximum amount of $20,000,000, as such amount may be permanently reduced from time to time pursuant to SECTION 2.6.

                  "LETTER OF CREDIT OUTSTANDINGS" means, on any date, an amount equal to the sum of

                  (a) the then aggregate amount which is undrawn and available under all issued and outstanding Letters of Credit,

PLUS

                  (b) the then aggregate amount of all unpaid and outstanding Reimbursement Obligations.

                  "LIBO RATE" means the rate per annum determined by the Administrative Agent at approximately 11:00 A.M. (London time) on the date which is two (2) Business Days prior to the beginning of the relevant Interest Period (as specified in the applicable Credit Extension Request) by reference to the British Bankers' Association Interest Settlement Rates for deposits in Dollars (as set forth by any service selected by the Administrative Agent which has been nominated by the British Bankers' Association as an authorized information vendor for the purpose of displaying such rates) for a period equal to such Interest Period; PROVIDED, that a one month LIBO Rate shall be used for an Interest Period of two weeks; and PROVIDED FURTHER, that, to the extent that an interest rate is not ascertainable pursuant to the foregoing provisions of this definition, the "LIBO Rate" shall be the interest rate per annum determined by the Administrative Agent to be the average of the rates per annum at which deposits in Dollars are offered for such relevant Interest Period to major banks in the London interbank market in London, England by the Reference Lenders at approximately 11:00 A.M. (London time) on the date which is two Business Days prior to the beginning of such Interest Period. If any of the Reference Lenders shall be unable or shall otherwise fail to supply such rates to the Administrative Agent upon its request, the rate of interest shall be determined on the basis of the quotations of the remaining Reference Lender.

                  "LIBO RATE LOAN" means a Loan bearing interest, at all times during an Interest Period applicable to such Loan, at a rate of interest determined by reference to the LIBO Rate (Reserve Adjusted).

                  "LIBO RATE (RESERVE ADJUSTED)" means, relative to any Loan to be made, continued or maintained as, or converted into, a LIBO Rate Loan for any Interest Period, a rate per annum determined pursuant to the following formula:

            LIBO Rate           =              LIBO RATE
                                     -------------------------------
         (Reserve Adjusted)          1.00 - LIBOR Reserve Percentage

The LIBO Rate (Reserve Adjusted) for any Interest Period for LIBO Rate Loans will be determined by the Administrative Agent on the basis of the LIBOR Reserve Percentage in effect two Business Days before the first day of such Interest Period.

                  "LIBOR OFFICE" means, relative to any Lender, the office of such Lender designated as such Lender's "LIBOR Office" set forth opposite its name on SCHEDULE II hereto or in a Lender Assignment Agreement, or such other office of a Lender as designated from time to time by notice from such Lender to the Borrower and the Administrative Agent, whether or not outside the United States, which shall be making or maintaining LIBO Rate Loans of such Lender hereunder.

                  "LIBOR RESERVE PERCENTAGE" means, relative to any Interest Period for LIBO Rate Loans, the reserve percentage (expressed as a decimal) equal to the maximum aggregate reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) specified under regulations issued from time to time by the F.R.S. Board and then applicable to assets or liabilities consisting of or including "Eurocurrency Liabilities", as currently defined in Regulation D of the F.R.S. Board, having a term approximately equal or comparable to such Interest Period.

                  "LIEN" means any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in property, or other priority or preferential arrangement of any kind or nature whatsoever, to secure payment of a debt or performance of an obligation.

                  "LINCOM" means LinCom Corporation, a Delaware corporation.

                  "LINCOM ACQUISITION AGREEMENT" means the Stock Purchase Agreement, dated as of January 28, 2000, among the Borrower, LinCom and the stockholders of LinCom.

                  "LOAN DOCUMENTS" collectively means this Agreement, the Letters of Credit, the Fee Letter, the Interco Subordination Agreement, the Collateral Documents, each Subsidiary Guaranty, each agreement pursuant to which the Administrative Agent is granted a Lien to secure the Obligations and each other agreement, certificate, document or instrument delivered in connection with this Agreement or such other Loan Documents, whether or not specifically mentioned herein or therein.

                  "LOANS" means, as the context may require, a Revolving Loan, each Term Loan, or a Swing Line Loan, of any type.

                  "MATERIAL ADVERSE EFFECT" means a material adverse effect on
(i) the business, condition (financial or otherwise), operations, assets, properties or prospects of the Borrower or the Borrower and its Subsidiaries taken as a whole, (ii) the rights and remedies of the Administrative Agent, any Lender or any Issuer under any Loan Document or (iii) the ability of any Obligor to perform its Obligations under any Loan Document.

                  "MOODY'S" means Moody's Investors Service, Inc.

                  "MULTI-DRAW TERM LOAN" is defined in SECTION 2.3(b).

                  "MULTI-DRAW TERM LOAN COMMITMENT" means, relative to any Lender, such Lender's obligation (if any) to make Multi-Draw Term Loans pursuant to SECTION 2.3(b).

                  "MULTI-DRAW TERM LOAN COMMITMENT AMOUNT" means, on any date, $75,000,000, as such amount may be reduced from time to time pursuant to SECTION 2.6.

                  "MULTI-DRAW TERM LOAN COMMITMENT TERMINATION DATE" means the earliest of:

                  (a) March 31, 2000 (if the initial Credit Extension has not occurred on or prior to such date);

                  (b) the date which is nine months after the Closing Date;

                  (c) the date on which the Multi-Draw Term Loan Commitment Amount is terminated in full or reduced to zero pursuant to SECTION 2.6; and

                  (d) the date on which any Commitment Termination Event occurs.

Upon the occurrence of any event described in CLAUSES (a), (b), (c) or (d), the Multi-Draw Term Loan Commitments shall terminate automatically without any further action.

                  "MULTI-DRAW TERM LOAN LENDER" means the Lenders listed on
SCHEDULE II with Multi-Draw Term Loan Commitments and Lenders from time to time holding Multi-Draw Term Loans and Multi-Draw Term Loan Commitments after giving effect to any assignments permitted by SECTION 11.11.

                  "MULTI-DRAW TERM NOTE" means a promissory note of the Borrower payable to any Lender, in the form of EXHIBIT A-4 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Multi-Draw Term Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

                  "NET INCOME" means for any period, the aggregate of all amounts which would be included as net income on the consolidated financial statements of the Borrower and its U.S. Subsidiaries for such period, as determined in accordance with GAAP.

                  "NET PROCEEDS" means (a) with respect to the issuance of any equity securities (other than the issuance or exercise of stock options in connection with employee incentive programs or employee benefit programs) of the Borrower, the EXCESS of (i) the proceeds received by the Borrower from the sale or issuance to any Person of any stock, warrants or options or the exercise of any such warrants or options, OVER (ii) all reasonable and customary underwriting commissions and legal, investment banking, brokerage and accounting and other professional fees, sales commissions and disbursements actually incurred in connection with such sale or issuance; (b) with respect to any Asset Sale, the EXCESS of (i) the proceeds received from any Asset Sale OVER (ii) the reasonable cash costs of such Asset Sale, taxes paid or payable as a result thereof, and all reasonable and customary legal, investment banking, accounting, and other professional fees, sales commissions or disbursements actually incurred in connection with such Asset Sale which have not been paid to Affiliates of the Borrower in connection therewith; (c) with respect to the incurrence or issuance of Indebtedness, the EXCESS of (i) the proceeds received from the incurrence or issuance of any Indebtedness (except for Indebtedness permitted by SECTION 8.2) of the Borrower or any of its Restricted Subsidiaries OVER (ii) the reasonable costs incurred in such transaction, and all reasonable and customary legal, investment banking, accounting, and other professional fees, sales commissions or disbursements actually incurred in connection with such transaction; and (d) the cash proceeds of any repayment of the principal portion (including capitalized interest) of Indebtedness outstanding at the date of issuance of shares in connection with the initial public offering of Cayenta pursuant to the terms of the applicable underwriting agreement owing from Cayenta to the Borrower or any Restricted Subsidiary when repaid after Cayenta's initial public offering.

                  The amount of the proceeds described in CLAUSES (a) and (b) which, at the option of the Borrower and so long as no Default shall have occurred and be continuing, the Borrower uses, or causes any Restricted Subsidiary to use, to purchase (x) substantially similar assets useful in the business of the Borrower or such Restricted Subsidiary, or (y) Capital Stock of Persons which, immediately after giving effect to such purchase, become a Restricted Subsidiary (with such assets or interests described in CLAUSES (x) and (y), collectively, referred to as "QUALIFIED ASSETS") within 180 days (with respect to the proceeds described in CLAUSE (a)), and 360 days (with respect to the proceeds described in CLAUSE (b)), after the consummation (and with the proceeds) of such sale, conveyance or disposition, and in the event the Borrower or such Restricted Subsidiary elects to exercise its right to purchase Qualified Assets with the Net Proceeds pursuant to this provision, the Borrower shall deliver a certificate of an Authorized Officer to the Administrative Agent within 120 days following the receipt of Net Proceeds (with respect to the proceeds described in CLAUSE (a) above) or within 180 days following receipt of Net Proceeds (with respect to the proceeds described in CLAUSE (b) above) setting forth the amount of the Net Proceeds which the Borrower or such Restricted Subsidiary expects to use to purchase Qualified Assets during such 180-day or 360-day period, as applicable. Any amount of such Net

Proceeds which the Borrower does not expect to use to purchase Qualified Assets shall be paid to the Administrative Agent in accordance with SECTION 3.1(c) on the 120th day following receipt of such Net Proceeds (with respect to the proceeds described in CLAUSE (a) above) or the 180th day following receipt of such Net Proceeds (with respect to the proceeds described in CLAUSE (b) above). If the Borrower fails to deliver a certificate within such 120- or 180-day period, as applicable, specifying the amount of Net Proceeds which the Borrower expects to use to purchase Qualified Assets, all of the Net Proceeds received shall be paid to the Administrative Agent in accordance with SECTION 3.1(c) on the 120th day following receipt of such Net Proceeds (with respect to the proceeds described in CLAUSE (a) above) or the 180th day following receipt of such Net Proceeds (with respect to the proceeds described in CLAUSE (b) above).

                  If and to the extent that the Borrower or such Restricted Subsidiary has elected to reinvest Net Proceeds referred to in CLAUSES (a) and
(b) as permitted above, then on the date which is 180 days or 360 days, as appropriate, after the relevant sale, conveyance or disposition, the Borrower shall deliver a certificate of an Authorized Officer to the Administrative Agent certifying as to the amount and use of such Net Proceeds actually used to purchase Qualified Assets. To the extent such Net Proceeds are not so used to purchase Qualified Assets then the Loans shall be repaid as set forth in SECTION 3.1(c) and the Revolving Loan Commitment Amount or the Multi-Draw Term Loan Commitment Amount, as appropriate pursuant to SECTION 2.6(b), shall be automatically reduced by an amount equal to the aggregate amount of such proceeds not so used to purchase Qualified Assets. Notwithstanding the foregoing, Net Proceeds shall not include proceeds described in CLAUSE (b) of the first paragraph of this definition to the extent such proceeds are utilized to acquire Capital Stock pursuant to SECTION 8.6(f) within 180 days following receipt thereof.

                  "NET WORTH" means, with respect to any Person at any date, on a consolidated basis for such Person and its Subsidiaries:

                  (a) the sum of Capital Stock taken at par value, capital surplus and retained earnings (or accumulated deficit) of such Person at such date;

MINUS

                  (b) treasury stock of such Person and, to the extent included in the preceding CLAUSE (a), minority interests in Subsidiaries of such Person at such date.

                  "NON-EXCLUDED TAXES" means any Taxes other than net income and franchise taxes imposed with respect to the Administrative Agent or any Lender by the Governmental Authority under the laws of which the Administrative Agent or such Lender, as applicable, is organized or in which it maintains its applicable lending office.

                  "NON-U.S. LENDER" means any Lender that is not a "United States person", as defined under section 7701(a)(30) of the Code.

                  "NON-UTILIZATION FEE" means a Usage-based fee equal to the percentage specified in the grid below of (i) prior to the Multi-Draw Term Loan Commitment Termination Date, the undrawn portion of each of the Revolving Loan Commitment Amount and the Multi-Draw Term Loan Commitment Amount and (ii) after the Multi-Draw Term Loan Commitment Termination Date, the undrawn portion of the Revolving Loan Commitment Amount:

                   USAGE                                 NON-UTILIZATION FEE
                   -----                                 -------------------
               less than 30%                                    1.00%
               30% Usage 50%                                    0.75%
              greater than 50%                                  0.50%

                  "NOTE" means, as the context may require, a Revolving Note, a Term Note, or a Swing Line Note.

                  "OBLIGATIONS" means all obligations (monetary or otherwise, whether absolute or contingent, matured or unmatured) of the Borrower and each other Obligor arising under or in connection with this Agreement, each other Loan Document and any Hedging Agreement between the Borrower and a Lender or an Affiliate of a Lender.

                  "OBLIGOR" means, as the context may require, the Borrower and each other Person (other than a Secured Party) obligated under any Loan Document.

                  "ORGANIC DOCUMENT" means, relative to any Obligor, as applicable, its certificate of incorporation, by-laws, certificate of partnership, partnership agreement, certificate of formation, limited liability agreement and all shareholder agreements, voting trusts and similar arrangements applicable to any of such Obligor's partnership interests, limited liability company interests or authorized shares of Capital Stock.

                  "OTHER TAXES" means any and all stamp, documentary or similar taxes, or any other excise or property taxes or similar levies that arise on account of any payment being or being required to be made hereunder or under any Note or from the execution, delivery, registration, recording or enforcement of this Agreement or any other Loan Document.

                  "PARTICIPANT" is defined in SECTION 11.11(b).

                  "PATENT SECURITY AGREEMENT" means any Patent Security Agreement executed and delivered by any Obligor in substantially the form of Exhibit A to any Security Agreement, as amended, restated, supplemented, or otherwise modified from time to time.

                  "PBGC" means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

                  "PENSION PLAN" means a "pension plan", as such term is defined in Section 3(2) of ERISA, which is subject to Title IV of ERISA (other than a multiemployer plan as defined in Section 4001(a)(3) of ERISA), and to which the Borrower or any corporation, trade or business that is, along with the Borrower, a member of a Controlled Group, may have liability, including any liability by reason of having been a substantial employer within the meaning of Section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under
Section 4069 of ERISA.

                  "PERCENTAGE" means, relative to any Lender, the applicable percentage relating to Revolving Loans or Revolving Loan Commitments, Multi-Draw Term Loans or Multi-Draw Term Loan Commitments, Term B Loans or Term B Loan Commitments, or Term C Loans or Term C Loan Commitments, as applicable, set forth opposite its name on SCHEDULE II hereto under the applicable column heading or set forth in a Lender Assignment Agreement under the applicable column heading, as such percentage may be adjusted from time to time pursuant to Lender Assignment Agreement(s) executed by such Lender and its Assignee Lender(s) and delivered pursuant to SECTION 11.11(a). A Lender shall not have any Commitment to make Revolving Loans, Multi-Draw Term Loans, Term B Loans or Term C Loans if its percentage under the respective column heading is zero (0%).

                  "PERMITTED ACQUISITIONS" means (a) the ACS Acquisition, PROVIDED that (i) it is consummated no later than June 1, 2000 and pursuant to the terms of the ACS Merger Agreement and (ii) no Default has occurred and is continuing at the time of consummation of the ACS Acquisition or would result therefrom, (b) the acquisition of LinCom, PROVIDED that (i) it is consummated no later than June 1, 2000 and pursuant to the terms of the LinCom Acquisition Agreement and (ii) no Default has occurred and is continuing at the time of consummation of such acquisition or would result therefrom, (c) the acquisition of Acquisition Two, PROVIDED that (i) it is consummated no later than June 1, 2000 and pursuant to the terms of documentation reasonably satisfactory to the Administrative Agent (including the amount of any liabilities assumed by the Obligors in connection with the acquisition of Acquisition Two) and (ii) no Default has occurred and is continuing at the time of consummation of such acquisition or would result therefrom and (d) an acquisition (whether pursuant to an acquisition of stock, assets or otherwise) by the Borrower or any Guarantor of any Person or the assets of any Person which meets all of the following conditions: (i) such Person is primarily engaged in a similar line of business as the Borrower or such Guarantor as of the Closing Date; (ii) all or substantially all of the assets acquired or owned by the Person being acquired are located in the United States and such Person (in the case of an acquisition of Capital Stock) is organized under the laws of the United States or a state thereof or the District of Columbia and will become a Guarantor upon the consummation of such acquisition and otherwise comply with SECTION 7.7; (iii) all or substantially all of the Capital Stock or assets so acquired will become subject to Liens created under the Loan Documents; (iv) with respect to any single acquisition, or a series of related acquisitions with a single or aggregate net purchase price of greater than $25,000,000, including any assumed Indebtedness (with any non-cash consideration being valued in good faith by senior management of the Borrower as set forth in an Officer's Certificate delivered to the Administrative Agent), the Borrower has obtained the prior consent of the Required Lenders; (v) immediately before and after giving effect to such acquisition, no Default shall have occurred and be continuing or would result therefrom (including under SECTION 8.1); (vi) the Borrower shall have delivered to the Administrative Agent a Compliance Certificate for the period of four full Fiscal Quarters immediately preceding such acquisition (prepared in good faith and in a manner and using such methodology which is consistent with the most recent financial statements delivered pursuant to SECTION 7.1) giving PRO FORMA effect in accordance with this Agreement to the consummation of such acquisition and evidencing compliance with the covenants set forth in SECTION 8.4; and (vii) the Administrative Agent shall have received a certificate, dated a date reasonably acceptable to the Administrative Agent, of an Authorized Officer of the Borrower certifying as to a true and complete copy of each purchase agreement, and all other documents and instruments delivered in connection with the consummation of any Permitted Acquisitions and that are required to be delivered pursuant to the terms of the relevant purchase agreement and the Administrative Agent shall be satisfied with all amendments, waiver or other modifications of, or other forebearance to exercise any rights with respect to, any of the terms or provisions of such purchase agreements and the exhibits and schedules thereto.

                  "PERSON" means any natural person, corporation, limited liability company, partnership, joint venture, association, trust or unincorporated organization, Governmental Authority or any other legal entity, whether acting in an individual, fiduciary or other capacity.

                  "PLAN" means any Pension Plan or Welfare Plan.

                  "PLEDGE AGREEMENT" means, as the context may require, the Borrower Pledge Agreement or the Subsidiary Pledge Agreement.

                  "PLEDGED SUBSIDIARY" means, at any time, each Subsidiary in respect of which the Administrative Agent has been granted, at such time, a security interest in and to, or a pledge of, (i) any of the issued and outstanding shares of Capital Stock of such Subsidiary, or (ii) any intercompany notes of such Subsidiary owing to the Borrower or another Subsidiary of the Borrower.

                  "PRO FORMA FINANCIAL STATEMENTS" is defined in SECTION 5.1(h).

                  "QUALIFIED ASSETS" is defined in the definition of "Net Proceeds".

                  "QUARTERLY PAYMENT DATE" means the third Business Day of January, April, July and October.

                  "REFERENCE LENDERS" means (i) CSFB and (ii) another Lender determined by the Administrative Agent with the consent of the Borrower.

                  "REFUNDED SWING LINE LOANS" is defined in SECTION 2.8.

                  "REGULATION S-X" means Regulation S-X promulgated by the SEC.

                  "REIMBURSEMENT OBLIGATION" is defined in SECTION 2.11(d).

                  "RELEASE" means a "RELEASE", as such term is defined in CERCLA.

                  "REPLACEMENT LENDER" is defined in of SECTION 4.10.

                  "REQUIRED LENDERS" means, at any time, Lenders holding at least 51% of the Total Exposure Amount.

                  "RESOURCE CONSERVATION AND RECOVERY ACT" means the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, ET SEQ., as amended.

                  "RESTRICTED PAYMENT" means the declaration or payment of any dividend (other than dividends payable solely in common stock of the Borrower) on, or the making of any payment or distribution on account of, or setting apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of any class of Capital Stock of the Borrower or any Subsidiary or any warrants or options to purchase any such Capital Stock, whether now or hereafter outstanding, or the making of any other distribution in respect thereof, either directly or indirectly, whether in cash or property, obligations of the Borrower or any Subsidiary or otherwise.

                  "RESTRICTED SUBSIDIARIES" means all Guarantors, Titan Africa, Inc. and Titan Capital Trust.

                  "REVOLVING LOAN" is defined in SECTION 2.1.

                  "REVOLVING LOAN COMMITMENT" means, relative to any Lender, such Lender's obligation (if any) to make Revolving Loans pursuant to CLAUSE (a) of SECTION 2.1.

                  "REVOLVING LOAN COMMITMENT AMOUNT" means, on any date, $100,000,000, as such amount may be reduced from time to time pursuant to
SECTION 2.6.

                  "REVOLVING LOAN COMMITMENT TERMINATION DATE" means the earliest of:

                  (a) March 31, 2000 (if the initial Credit Extension has not occurred on or prior to such date);

                  (b)  the fifth anniversary of the Closing Date;

                  (c) the date on which the Revolving Loan Commitment Amount is terminated in full or reduced to zero pursuant to SECTION 2.6; and

                  (d) the date on which any Commitment Termination Event occurs.

Upon the occurrence of any event described in the preceding CLAUSES (a), (b),
(c) or (d), the Revolving Loan Commitments shall terminate automatically and without any further action.

                  "REVOLVING LOAN LENDER" means the Lenders listed on SCHEDULE II with Revolving Loan Commitments and Lenders from time to time holding Revolving Loans and Revolving Loan Commitments after giving effect to any assignments permitted by SECTION 11.11.

                  "REVOLVING NOTE" means a promissory note of the Borrower payable to any Revolving Loan Lender, in the form of EXHIBIT A-1 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Revolving Loan Lender resulting from outstanding Revolving Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

                  "S&P" means Standard & Poor's Rating Services.

                  "SCOTIABANK" is defined in the PREAMBLE.

                  "SEC" means the Securities and Exchange Commission.

                  "SECURED PARTIES" means the Lenders, any Lender or Affiliate of a Lender which has entered into a Hedging Agreement with the Borrower, the Issuers, the Administrative Agent, and (in each case), each of their respective successors, transferees and assigns.

                  "SECURITY AGREEMENT" means, as the context may require, the Borrower Security Agreement and the Subsidiary Security Agreement, in each case as amended, restated, supplemented, or otherwise modified from time to time.

                  "SIGNIFICANT SUBSIDIARY" has the meaning given to such term in Rule 1-02(w) of Regulation S-X.

                  "SOLVENT" means, with respect to any Person, that as of the date of determination both (i) (a) the then fair saleable value of the property sold as a going concern of such Person is (y) greater than the total amount of liabilities (including contingent liabilities but excluding amounts payable under intercompany promissory notes) of such Person and (z) not less than the amount that will be required to pay the probable liabilities on such Person's then existing debts as they become absolute and matured considering all financing alternatives and potential asset sales reasonably available to such Person; (b) such Person's capital is not unreasonably small in relation to its business or any contemplated or undertaken transaction; and (c) such Person does not intend to incur, or believe that it will incur, debts beyond its ability to pay such debts as they become due; and (ii) such Person is "solvent" within the meaning given that term and similar terms under applicable laws relating to fraudulent transfers and conveyances. For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

                  "STATED AMOUNT", means on any date and with respect to a particular Letter of Credit, the total amount then available to be drawn under such Letter of Credit.

                  "STATED EXPIRY DATE" is defined in SECTION 2.11(a).

                  "STATED MATURITY DATE" means with respect to

         (a) the Revolving Loans, the fifth anniversary of the Closing Date;

         (b) the Multi-Draw Term Loans, the sixth anniversary of the Closing
Date;

         (c) the Term B Loans, the seventh anniversary of the Closing Date; and

         (d) the Term C Loans, the applicable date on which all such Term C Loans mature and are due and payable, as determined at the time of the initial borrowing thereof.

                  "SUB DEBT DOCUMENTS" means, collectively, the loan agreements, indentures, note purchase agreements, promissory notes, guarantees, and other instruments and agreements evidencing the terms of Subordinated Debt, as amended, supplemented, amended and restated in accordance with SECTION 8.11.

                  "SUBORDINATED DEBT" means (i) the Existing Subordinated Debt, and (ii) unsecured Indebtedness of the Borrower subordinated in right of payment to the Obligations pursuant to documentation containing maturities, amortization schedules, covenants, defaults, remedies, subordination provisions and other terms reasonably satisfactory to the Required Lenders.

                  "SUBORDINATED NOTES" means, collectively, any promissory notes evidencing Subordinated Debt, as such notes or instruments may be amended, supplemented or otherwise modified from time to time in accordance with SECTION 8.11.

                  "SUBSIDIARY" means, with respect to any Person, any corporation, limited liability company, partnership or other entity of which more than 50% of the outstanding securities (or other ownership interest) having ordinary voting power to elect the board of directors, managers or other voting members of the governing body of such corporation, limited liability company, partnership or other entity (irrespective of whether at the time securities (or other ownership interest) of any other class or classes of such corporation, limited liability company, partnership or other entity shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person. Unless the context otherwise specifically requir es, the term "Subsidiary" shall be a reference to a Subsidiary of the Borrower.

                  "SUBSIDIARY GUARANTY" means the subsidiary guaranty executed and delivered by each Guarantor pursuant to the terms of this Agreement, substantially in the form of EXHIBIT I hereto, as amended, restated, supplemented or otherwise modified from time to time.

                  "SUBSIDIARY PLEDGE AGREEMENT" means the Pledge Agreement executed and delivered by each Restricted Subsidiary that in turn has any Subsidiaries, substantially in the form of EXHIBIT F-2 hereto, in each case as amended, restated, supplemented or otherwise modified from time to time.

                  "SUBSIDIARY SECURITY AGREEMENT" means, collectively, each Security Agreement executed and delivered by any Restricted Subsidiary in favor of the Administrative Agent for the benefit of the Secured Parties pursuant to the terms of this Agreement, in substantially the form of EXHIBIT G-2, in each case, as amended, restated, supplemented or otherwise modified from time to time.

                  "SWING LINE LENDER" means, subject to the terms of this Agreement, CSFB.

                  "SWING LINE LOAN" is defined in CLAUSE (b) of SECTION 2.1.

                  "SWING LINE LOAN COMMITMENT" is defined in CLAUSE (b) of
SECTION 2.1.

                  "SWING LINE LOAN COMMITMENT AMOUNT" means, on any date, $10,000,000, as such amount may be reduced from time to time pursuant to SECTION 2.6.

                  "SWING LINE NOTE" means a promissory note of the Borrower payable to CSFB, in the form of EXHIBIT A-2 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to CSFB resulting from outstanding Swing Line Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

                  "SYNTHETIC LEASE" means any synthetic lease, tax retention operating lease or off-balance sheet financing product where such transaction is considered borrowed money Indebtedness for tax purposes but which is classified as an operating lease pursuant to GAAP.

                  "TAXES" means any and all income, stamp or other taxes, duties, levies, imposts, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, and all interest, penalties or similar liabilities with respect thereto.

                  "TERM B LOAN" is defined in SECTION 2.3(a).

                  "TERM B LOAN COMMITMENT" means, relative to any Lender, such Lender's obligation (if any) to make Term B Loans pursuant to SECTION 2.3(a).

                  "TERM B LOAN COMMITMENT AMOUNT" means, on any date, $100,000,000.

                  "TERM B LOAN COMMITMENT TERMINATION DATE" means the earliest of:

                  (a) March 31, 2000 (if the initial Credit Extension has not occurred on or prior to such date);

                  (b) the date the initial Credit Extensions are made (immediately after the making of the Term B Loans on such date); and

                  (c) the date on which any Commitment Termination Event occurs.

Upon the occurrence of any event described in CLAUSES (a), (b) or (c), the Term B Loan Commitments shall terminate automatically and without any further action.

                  "TERM B LOAN LENDER" means the Lenders listed on SCHEDULE II with Term B Loan Commitments and Lenders from time to time holding Term B Loans after giving effect to any assignments permitted by SECTION 11.11.

                  "TERM B NOTE" means a promissory note of the Borrower payable to any Lender, in the form of EXHIBIT A-3 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Term B Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

                  "TERM C LOAN" is defined in SECTION 2.3(c)(iii).

                  "TERM C LOAN COMMITMENT" is defined in SECTION 2.3(c)(i).

                  "TERM C LOAN COMMITMENT AMOUNT" means an aggregate principal amount of up to $100,000,000.

                  "TERM C LOAN COMMITMENT TERMINATION DATE" means the earliest of:

                  (a) March 31, 2000 (if the initial Credit Extension has not occurred on or prior to such date);

                  (b) the Term C Loan Draw Date (immediately after the making of the Term C Loans); and

                  (c) the date on which any Commitment Termination Event occurs.

Upon the occurrence of any event described in CLAUSES (a), (b) or (c), the Term C Loan Commitments shall terminate automatically and without any further action.

                  "TERM C LOAN DRAW DATE" means the date on which the Term C Loans are drawn by the Borrower.

                  "TERM C LOAN LENDER" is defined in SECTION 2.3(c)(ii).

                  "TERM C NOTE" means a promissory note of the Borrower payable to any Lender, in the form of EXHIBIT A-5 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Term C Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

                  "TERM LOAN" means, as the context may require, a Multi-Draw Term Loan, a Term B Loan and/or a Term C Loan.

                  "TERM LOAN COMMITMENT" means, as the context may require, a Term B Loan Commitment, a Term C Loan Commitment and/or a Multi-Draw Term Loan Commitment.

                  "TERM LOAN COMMITMENT AMOUNT" means, as the context may require, the Term B Loan Commitment Amount, the Term C Loan Commitment Amount and/or the Multi-Draw Term Loan Commitment Amount.

                  "TERM LOAN COMMITMENT TERMINATION DATE" means, as the context may require, the Term B Loan Commitment Termination Date, the Term C Loan Commitment Termination Date and/or the Multi-Draw Term Loan Commitment Termination Date.

                  "TERM LOAN LENDER" means each Multi-Draw Term Loan Lender, each Term B Loan Lender and each Term C Loan Lender.

                  "TERM NOTE" means, as the context may require, a Multi-Draw Term Note, a Term B Note and/or a Term C Note.

                  "TITAN CAPITAL TRUST" means Titan Capital Trust, a Delaware business trust and a wholly owned Subsidiary of the Borrower.

                  "TOTAL DEBT" means, on any date of determination, the outstanding principal amount of all Indebtedness of the Borrower and its Restricted Subsidiaries (which, in the case of the Loans, shall be deemed to equal the aggregate amount of Loans outstanding on such date and which, in the case of Letter of Credit Outstandings shall be deemed to equal the aggregate amount of Letter of Credit Outstandings on such date), exclusive of (i) intercompany Indebtedness between the Borrower and any of its Subsidiaries (including, without limitation, the

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

Debentures so long as they are held by Titan Capital Trust) and (ii) the Indebtedness of Titan Africa, Inc. in connection with the project financing in Benin, so long as such Indebtedness remains non-recourse to the Borrower and its Subsidiaries (other than Titan Africa, Inc.) and the Borrower and its Subsidiaries (other than Titan Africa, Inc.) have no liability or obligations with respect to such Indebtedness.

                  "TOTAL DEBT TO EBITDA RATIO" means, as of the last day of any Fiscal Quarter, the ratio of:

                  (a) Total Debt outstanding on the last day of such Fiscal Quarter

TO

                  (b) EBITDA computed for the period consisting of such Fiscal Quarter and each of the three immediately preceding Fiscal Quarters.

                  "TOTAL EXPOSURE AMOUNT" means, on any date of determination (and without duplication), the outstanding principal amount of all Loans, the aggregate amount of all Letter of Credit Outstandings and the unfunded amount of the Commitments.

                  "TOTAL PERCENTAGE" means, relative to any Lender, the applicable percentage equal to the sum of (a) the total outstanding amount of Loans made by such Lender, (b) without duplication of CLAUSE (a), such Lender's participation interest in Letter of Credit Outstandings, if any, AND (c) the total unfunded amount of the Commitments of such Lender, DIVIDED BY the Total Exposure Amount, as such percentage may be adjusted from time to time pursuant to Lender Assignment Agreement(s) executed by such Lender and its Assignee Lender(s) and delivered pursuant to SECTION 11.11(a).

                  "TRADEMARK SECURITY AGREEMENT" means any Trademark Security Agreement executed and delivered by any Obligor substantially in the form of Exhibit B to any Security Agreement, as amended, restated, supplemented or otherwise modified from time to time.

                  "TYPE" means, relative to any Loan, the portion thereof, if any, being maintained as a Base Rate Loan or a LIBO Rate Loan.

                  "U.C.C." means the Uniform Commercial Code as from time to time in effect in the State of New York.

                  "UNITED STATES" or "U.S." means the United States of America, its fifty states and the District of Columbia.

                  "U.S. SUBSIDIARY" means any Subsidiary that is incorporated or organized under the laws of the United States or a state thereof or the District of Columbia.

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

                  "USAGE" means, for each applicable Fiscal Quarter, a percentage equal to (a) the daily average of the sum of (i) the aggregate principal amount of all outstanding Revolving Loans (including the aggregate principal amount of all outstanding Swing Line Loans and the Letter of Credit Outstandings but excluding Revolving Loans made for the purpose of repaying any Refunded Swing Line Loans or reimbursing the Issuers for any amount drawn under any Letter of Credit but not yet so applied, to the extent such amounts are included as outstanding Swing Line Loans or Letter of Credit Outstandings) PLUS
(ii) the aggregate principal amount of all outstanding Multi-Draw Term Loans, DIVIDED by (b) the daily average of the sum of (i) the Revolving Loan Commitment Amount and (ii) either (x) the Multi-Draw Term Loan Commitment Amount (prior to the Multi-Draw Term Loan Commitment Termination Date) or (y) the aggregate principal amount of all outstanding Multi-Draw Term Loans (subsequent to the Multi-Draw Term Loan Commitment Date), for such Fiscal Quarter.

                  "VOTING STOCK" means, with respect to any Person, Capital Stock of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.

                  "WELFARE PLAN" means a "WELFARE PLAN", as such term is defined in section 3(1) of ERISA.

                  "WHOLLY OWNED" means any Subsidiary all of the outstanding common stock (or similar equity interest) of which (other than any director's qualifying shares or investments by foreign nationals mandated by applicable laws) is owned directly or indirectly by the Borrower and the officers, directors or employees of such Subsidiary.

                  Section 1.2 USE OF DEFINED TERMS. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in this Agreement shall have such meanings when used in each other Loan Document and the Disclosure Schedule.

                  Section 1.3 CROSS-REFERENCES. Unless otherwise specified, references in this Agreement and in each other Loan Document to any Article or Section are references to such Article or Section of this Agreement or such other Loan Document, as the case may be, and, unless otherwise specified, references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

                  Section 1.4 ACCOUNTING AND FINANCIAL DETERMINATIONS. Unless otherwise specified, all accounting terms used herein or in any other Loan Document shall be interpreted, and all accounting determinations and computations hereunder or thereunder (including under SECTION 8.4) shall be made, in accordance with, those generally accepted accounting principles ("GAAP") in effect on the Closing Date. Unless otherwise expressly provided, all financial covenants and defined financial terms shall be computed on a consolidated basis for the Borrower and its U.S. Subsidiaries, in each case without duplication.

                                   ARTICLE II

                       COMMITMENTS, BORROWING AND ISSUANCE
                     PROCEDURES, NOTES AND LETTERS OF CREDIT

                  Section 2.1 REVOLVING LOAN COMMITMENT AND SWING LINE LOAN COMMITMENT.

                           (a)      On the terms and subject to the conditions
set forth in this Agreement, from time to time on any Business Day occurring after the Closing Date but prior to the Revolving Loan Commitment Termination Date, each Revolving Loan Lender will make loans (relative to such Revolving Loan Lender, its "REVOLVING LOANS") to the Borrower equal to such Revolving Loan Lender's Percentage of the aggregate amount of each Borrowing of the Revolving Loans requested by the Borrower to be made on such day. On the terms and subject to the conditions hereof, the Borrower may from time to time borrow, prepay and reborrow the Revolving Loans.

                           (b)      On the terms and subject to the conditions
set forth in this Agreement, from time to time on any Business Day occurring after the Closing Date but prior to the Revolving Loan Commitment Termination Date, CSFB will make loans (relative to CSFB, its "SWING LINE LOAN") to the Borrower equal to the principal amount of the Swing Line Loan requested by the Borrower to be made on such day. The Commitment of CSFB described in this CLAUSE
(b) is herein referred to as its "SWING LINE LOAN COMMITMENT". On the terms and subject to the conditions hereof, the Borrower may from time to time borrow, prepay and reborrow Swing Line Loans.

                  Section 2.2 LETTER OF CREDIT COMMITMENT. On the terms and subject to the conditions set forth in this Agreement, from time to time on any Business Day occurring from and after the Closing Date but prior to the Revolving Loan Commitment Termination Date, the Issuer will (a) issue one or more standby letters of credit (together with the Existing Letters of Credit, each a "LETTER OF CREDIT") for the account of the Borrower or any Guarantor in the Stated Amount requested by the Borrower on such day or (b) extend the Stated Expiry Date of a standby Letter of Credit previously issued hereunder (but excluding any Existing Letter of Credit) to a date not later than the earlier of
(i) five Business Days prior to the Revolving Loan Commitment Termination Date and (ii) 12 months from the date of such extension; PROVIDED, HOWEVER, that with respect to Letters of Credit with an aggregate undrawn face amount not exceeding $2,000,000, the Stated Expiry Date of such Letters of Credit may be up to 24 months following the issuance or extension thereof. Notwithstanding the foregoing, the face amount of all Existing Letters of Credit and all Letters of Credit issued on the Closing Date shall not exceed $6,000,000.

                  Section 2.3             TERM LOAN COMMITMENTS.

                           (a)      TERM B LOANS. In a single borrowing (which
shall be a Business Day) occurring on or prior to the Term B Loan Commitment Termination Date, each Term B Loan Lender will make loans (relative to suchTerm B Loan Lender, its "TERM B LOANS") to the

Borrower equal to such Term B Loan Lender's Percentage of the aggregate amount of each Borrowing of the Term B Loans requested by the Borrower to be made on the Closing Date. No amounts paid or prepaid with respect to Term B Loans may be reborrowed.

                           (b)      MULTI-DRAW TERM LOANS. From time to time on
any Business Day occurring after the Closing Date but prior to the Multi-Draw Term Loan Commitment Termination Date, each Multi-Draw Term Loan Lender will make loans (relative to such Multi-Draw Term Loan Lender, its "MULTI-DRAW TERM LOANS") to the Borrower equal to such Multi-Draw Term Loan Lender's Percentage of the aggregate amount of each Borrowing of the Multi-Draw Term Loans requested by the Borrower to be made on such day. No amounts paid or prepaid with respect to Multi-Draw Term Loans may be reborrowed.

                           (c)      TERM C LOANS.

                                    (i)      So long as no Default has occurred
         and is continuing, at any time prior to the Stated Maturity Date with respect to Term B Loans, the Borrower may request an additional commitment up to an aggregate principal amount of $100,000,000 (the "TERM C LOAN COMMITMENT"). No Lender or other Person shall be obligated to provide any Term C Loan Commitment. Each of the Credit Agents shall assist and cooperate with (but shall not be obligated to provide a Term C Loan Commitment to) the Borrower in connection with obtaining the Term C Loan Commitments. All Term C Loan Commitments will be issued on the same date.

                                    (ii)     The Administrative Agent, in
         consultation with the Borrower, will attempt to identify Persons to provide the Term C Loan Commitments (it being understood that all such Persons will be required to satisfy the criteria of a "Lender" hereunder). Term C Loan Commitments may, subject to the foregoing, be made by existing Lenders or new Lenders (each, an "ADDITIONAL LENDER") that will be required to become a party to this Agreement in connection with the issuance of a Term C Loan Commitment. The aggregate amount of all Term C Loan Commitments shall not exceed $100,000,000. The existing Lenders and the Additional Lenders which agree to provide Term C Loan Commitments are collectively referred to herein as the "TERM C LOAN LENDERS."

                                    (iii)    The Term C Loan Commitments
         shall become effective upon the receipt by the Administrative Agent of an agreement in form and substance satisfactory to the Administrative Agent signed by the Borrower and by each Term C Loan Lender, setting forth the Term C Loan Commitments of such Term C Loan Lenders, the maturity, amortization and interest rates applicable to the Term C Loans and the agreement of each Additional Lender to become a party to this Agreement and to be bound by all the terms and provisions hereof, together with such evidence of appropriate corporate authorization on the part of the Borrower with respect to the Term C Loan Commitments and such opinions of counsel for the Borrower with respect to the Term C Loan Commitments and such agreement as the Administrative Agent may reasonably request. So long as no Default is in existence or would result therefrom, the Borrower may borrow under the Term C Loan Commitments by following the procedures with respect to Credit Extensions set forth herein (each such loan made by a Term C Loan Lender, a "TERM C LOAN"). The Term C Loans shall have a final maturity no earlier than the Term B Loans.

                  Section 2.4 LENDERS NOT PERMITTED OR REQUIRED TO MAKE LOANS. No Lender shall be permitted or required to make any Loan if, after giving effect thereto, the aggregate outstanding principal amount of:

                           (a)      all Revolving Loans

                                    (i)      of all Revolving Loan Lenders and \
         the outstanding principal amount of all Swing Line Loans, together with the aggregate amount of all Letter of Credit Outstandings, would exceed the then existing Revolving Loan Commitment Amount; or

                                    (ii)     of such Revolving Loan Lender,
         together with such Lender's Percentage of the aggregate amount of all Swing Line Loans and Letter of Credit Outstandings, would exceed such Lender's Percentage of the then existing Revolving Loan Commitment Amount;

                           (b)      all Term B Loans

                                    (i)      of all Lenders made on the Closing
         Date would exceed the Term B Loan Commitment Amount; or

                                    (ii)     of such Lender with a Term B Loan
         Commitment made on the Closing Date would exceed such Lender's Percentage of the Term B Loan Commitment Amount; or

                           (c)      all Multi-Draw Term Loans

                                    (i)      of all Lenders made prior to the
         Multi-Draw Term Loan Commitment Termination Date would exceed the Multi-Draw Term Loan Commitment Amount; or

                                    (ii)     of such Lender with a Multi-Draw
         Term Loan Commitment made prior to the Multi-Draw Term Loan Commitment Termination Date would exceed such Lender's Percentage of the Multi-Draw Term Loan Commitment Amount; or

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

                           (d)      all Swing Line Loans

                                    (i)      would exceed the then existing
         Swing Line Loan Commitment Amount; or

                                    (ii)     together with all Revolving Loans
         and the aggregate amount of all Letter of Credit Outstandings, would exceed the then existing Revolving Loan Commitment Amount.

                  Section 2.5 ISSUER NOT PERMITTED OR REQUIRED TO ISSUE LETTERS OF CREDIT. No Issuer shall be permitted or required to issue any Letter of Credit if, after giving effect thereto, (a) the aggregate amount of all Letter of Credit Outstandings would exceed the Letter of Credit Commitment Amount or
(b) the sum of the aggregate amount of all Letter of Credit Outstandings plus the aggregate principal amount of all Revolving Loans and Swing Line Loans then outstanding would exceed the Revolving Loan Commitment Amount.

                  Section 2.6 REDUCTION OF THE COMMITMENT AMOUNTS. The Commitment Amounts are subject to reduction from time to time pursuant to this
SECTION 2.6.

                           (a)      OPTIONAL. The Borrower may, from time to
time on any Business Day occurring after the Closing Date, voluntarily reduce the amount of the Revolving Loan Commitment Amount, the Multi-Draw Term Loan Commitment Amount, the Swing Line Loan Commitment Amount or the Letter of Credit Commitment Amount on the Business Day so specified by the Borrower; PROVIDED, HOWEVER, that all such reductions shall require at least one Business Day's prior notice to the Administrative Agent and be permanent, and any partial reduction of any Commitment Amount shall be in a minimum amount of $1,000,000 and in an integral multiple of $500,000. Any reduction of the Revolving Loan Commitment Amount which reduces the Revolving Loan Commitment Amount below the then current amount of the Swing Line Loan Commitment Amount shall result in an automatic and corresponding reduction of the Swing Line Loan Commitment Amount to the amount of the Revolving Loan Commitment Amount, as so reduced, without any further action on the part of CSFB or otherwise. Any reduction of the Revolving Loan Commitment Amount which reduces the Revolving Loan Commitment Amount below the then current amount of the Letter of Credit Commitment Amount shall result in an automatic and corresponding reduction of the Letter of Credit Commitment Amount to the amount of the Revolving Loan Commitment Amount, as so reduced, without any further action on the part of the Administrative Agent, the Issuers or otherwise.

                           (b)      MANDATORY. (i) On the Multi-Draw Term Loan
Commitment Termination Date, the Multi-Draw Term Loan Commitment Amount shall automatically and without the requirement of any action on the part of any Person be permanently reduced to zero, and (ii) on the date the Borrower or any of its Restricted Subsidiaries receives any Net Proceeds and after the expiration of any period designated for the purchase of Qualified Assets, if appropriate (in accordance with the definition of "Net Proceeds"), (1) with respect to any Net

Proceeds not applied to reduce the outstanding Term Loans in accordance with
SECTION 3.1(c), the Multi-Draw Term Loan Commitment Amount (prior to the Multi-Draw Term Loan Commitment Termination Date) shall be reduced by an amount equal to 100% of Net Proceeds with respect to Net Proceeds described in CLAUSES (b), (c), and (d) of the definition thereof and 50% of such Net Proceeds with respect to the Net Proceeds described in CLAUSE (a) of the definition thereof and (2) the Revolving Loan Commitment Amount (after application of such Net Proceeds pursuant to SECTION 3.2(b)) shall be reduced by an amount equal to 100% of the remaining Net Proceeds with respect to Net Proceeds described in CLAUSES (b), (c), and (d) of the definition thereof and 50% of such Net Proceeds with respect to the Net Proceeds described in CLAUSE
(a) of the definition thereof.

                  Section 2.7 BORROWING PROCEDURE. In the case of other than Swing Line Loans, by delivering a Borrowing Request to the Administrative Agent on or before 1:00 p.m., New York time, on a Business Day, the Borrower may from time to time irrevocably request, on not less than one Business Day's notice in the case of Base Rate Loans, or three Business Days' notice in the case of LIBO Rate Loans, and in either case not more than five Business Days' notice, that a Borrowing be made, in the case of Revolving Loans, in a minimum amount of $1,000,000 and an integral multiple of $1,000,000, in the case of Multi-Draw Term Loans, in a minimum amount of $2,000,000 and an integral multiple of $1,000,000 or, in either case, in the unused amount of the applicable Commitment. On the terms and subject to the conditions of this Agreement, each Borrowing shall be comprised of the type of Loans, and shall be made on the Business Day, specified in such Borrowing Request. Promptly after receipt of a Borrowing Request, the Administrative Agent shall provide a notice to the applicable Lenders specifying the global amount of the Borrowing, such Lender's pro rata share thereof, the type of Loan, and, in the case of LIBO Rate Loans, the Interest Period with respect thereto. In the case of other than Swing Line Loans, on or before 2:00 p.m. (New York time) on such Business Day each Lender that has a Commitment to make the Loans being requested shall deposit with the Administrative Agent same day funds in an amount equal to such Lender's Percentage of the requested Borrowing. Such deposit will be made to an account which the Administrative Agent shall specify from time to time by notice to the Lenders. To the extent funds are received from the Lenders, the Administrative Agent shall make such funds available to the Borrower by wire transfer to the accounts the Borrower shall have specified in its Borrowing Request. No Lender's obligation to make any Loan shall be affected by any other Lender's failure to make any Loan.

                  Section 2.8 SWING LINE LOANS. By telephonic notice, promptly followed (within one Business Day) by the delivery of a confirming Borrowing Request, to CSFB on or before 2:00 p.m., New York time, on the Business Day the proposed Swing Line Loan is to be made, the Borrower may from time to time irrevocably request that Swing Line Loans be made by CSFB in an aggregate minimum principal amount of $500,000 and an integral multiple of $500,000. All Swing Line Loans shall be made as Base Rate Loans and shall not be entitled to be converted into LIBO Rate Loans. The proceeds of each Swing Line Loan shall be made available by CSFB, by its close of business on the Business Day telephonic notice is received by it as provided in this clause to the Borrower by wire transfer to the account the Borrower shall have specified in its notice therefor.

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

                  If (i) any Swing Line Loan shall be outstanding for more than four Business Days or (ii) any Default shall occur and be continuing, each Revolving Loan Lender (other than CSFB) irrevocably agrees that it will, at the request of CSFB, make a Revolving Loan (which shall initially be funded as a Base Rate Loan) in an amount equal to such Lender's Percentage of the aggregate principal amount of all such Swing Line Loans then outstanding (such outstanding Swing Line Loans hereinafter referred to as the "REFUNDED SWING LINE LOANS"). On or before 2:00 p.m. (New York time) on the first Business Day following receipt by each Lender of a request to make Revolving Loans as provided in the preceding sentence, each Revolving Loan Lender shall deposit in an account specified by CSFB the amount so requested in same day funds and such funds shall be applied by CSFB to repay the Refunded Swing Line Loans. At the time the aforementioned Lenders make the above referenced Revolving Loans, CSFB shall be deemed to have made, (in consideration of the making of the Refunded Swing Line Loans), Revolving Loans in an amount equal to CSFB's Percentage (determined by reference to its Revolving Loan Commitment) of the aggregate principal amount of the Refunded Swing Line Loans. Upon the making (or deemed making, in the case of CSFB) of any Revolving Loans pursuant to this clause, the amount so funded shall become outstanding under such Revolving Loan Lender's Revolving Note and shall no longer be owed under the Swing Line Note. All interest payable with respect to any Revolving Loans made (or deemed made, in the case of CSFB) pursuant to this clause shall be appropriately adjusted to reflect the period of time during which CSFB had outstanding Swing Line Loans in respect of which such Revolving Loans were made. Each Revolving Loan Lender's obligation to make the Revolving Loans referred to in this clause shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against CSFB, any Obligor or any Person for any reason whatsoever; (ii) the occurrence or continuance of any Default; (iii) any adverse change in the condition (financial or otherwise) of any Obligor; (iv) the acceleration or maturity of any Obligations or the termination of any Commitment after the making of any Swing Line Loan; (v) any breach of this Agreement or any other Loan Document by any Person; or (vi) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

                  Section 2.9 CONTINUATION AND CONVERSION ELECTIONS. By delivering a Continuation/Conversion Notice to the Administrative Agent on or before 1:00 p.m., New York time, on a Business Day, the Borrower may from time to time irrevocably elect, on not less than one Business Days' notice in the case of conversion to Base Rate Loans, or three Business Days' notice in the case of conversion to LIBO Rate Loans, and in either case not more than five Business Days' notice, that all, or any portion in an aggregate minimum amount of $1,000,000 and an integral multiple of $1,000,000 be, in the case of Base Rate Loans, converted into LIBO Rate Loans or be, in the case of LIBO Rate Loans, converted into Base Rate Loans or continued as LIBO Rate Loans (in the absence of delivery of a Continuation/Conversion Notice with respect to any LIBO Rate Loan at least three Business Days (but not more than five Business Days) before the last day of the then current Interest Period with respect thereto, such LIBO Rate Loan shall, on such last day, automatically convert to a Base Rate Loan); PROVIDED, HOWEVER, that (x) each such conversion or continuation shall be pro rated among the applicable outstanding

Loans of all Lenders that have made such Loans, and (y) no portion of the outstanding principal amount of any Loans may be continued as, or be converted into, LIBO Rate Loans when any Default has occurred and is continuing.

                  Section 2.10 FUNDING. Each Lender may, if it so elects, fulfill its obligation to make, continue or convert LIBO Rate Loans hereunder by causing one of its foreign branches or Affiliates (or an international banking facility created by such Lender) to make or maintain such LIBO Rate Loan; PROVIDED, HOWEVER, that such LIBO Rate Loan shall nonetheless be deemed to have been made and to be held by such Lender, and the obligation of the Borrower to repay such LIBO Rate Loan shall nevertheless be to such Lender for the account of such foreign branch, Affiliate or international banking facility. In addition, the Borrower hereby consents and agrees that, for purposes of any determination to be made for purposes of SECTION 4.1, 4.2, 4.3 or 4.4, it shall be conclusively assumed that each Lender elected to fund all LIBO Rate Loans by purchasing Dollar deposits in its LIBOR Office's interbank eurodollar market.

                  Section 2.11            LETTERS OF CREDIT.

                           (a)      ISSUANCE PROCEDURES. By delivering to the
Administrative Agent an Issuance Request on or before 12:00 noon, New York time, on a Business Day, the Borrower may from time to time irrevocably request on not less than three (or such shorter period as may be agreed to by the Issuers in their sole discretion) nor more than ten Business Days' notice, that an Issuer issue, or extend the Stated Expiry Date of, as the case may be, an irrevocable Letter of Credit in such form as may be requested by the Borrower and approved by such Issuer, solely for the purposes described in SECTION 7.8. Each Letter of Credit shall by its terms be stated to expire on a date (its "STATED EXPIRY DATE") no later than the earlier to occur of (i) five Business Days prior to the Revolving Loan Commitment Termination Date and (ii) 12 months from the date of its issuance; PROVIDED, HOWEVER, that with respect to Letters of Credit with an aggregate undrawn face amount not exceeding $2,000,000, the Stated Expiry Date of such Letters of Credit may be up to 24 months following the issuance or extension thereof. Each Issuer will make available to the beneficiary thereof the original of the Letter of Credit which it issues hereunder.

                           (b)      OTHER LENDERS' PARTICIPATION. Upon the
issuance of each Letter of Credit issued by an Issuer pursuant hereto, and without further action, each Revolving Loan Lender (other than such Issuer) shall be deemed to have irrevocably purchased, to the extent of its Percentage to make Revolving Loans, a participation interest in such Letter of Credit (including the Contingent Liability and any Reimbursement Obligation with respect thereto), and such Revolving Loan Lender shall, to the extent of its Percentage to make Revolving Loans, be responsible for reimbursing promptly (and in any event within one Business Day) the Issuer for Reimbursement Obligations which have not been reimbursed by the Borrower in accordance with SECTION 2.11(d). In addition, such Revolving Loan Lender shall, to the extent of its Percentage to make Revolving Loans, be entitled to receive a ratable portion of the Letter of Credit fees payable pursuant to SECTION 3.6(c) with respect to each Letter of Credit (other than the fronting and issuance fees payable to an Issuer pursuant to SECTION 3.6(c)(i)(1) and SECTION 3.6(c)(ii)) and of interest payable pursuant to SECTION 3.3 with respect to any Reimbursement Obligation. To the extent that any Revolving Loan Lender has reimbursed any Issuer for a Disbursement, such Lender shall be entitled to receive its ratable portion of any amounts subsequently received (from the Borrower or otherwise) in respect of such Disbursement.

                           (c)      DISBURSEMENTS. An Issuer will notify the
Borrower and the Administrative Agent promptly of the presentment for payment of any Letter of Credit issued by such Issuer, together with notice of the date (the "DISBURSEMENT DATE") such payment shall be made (each such payment, a "DISBURSEMENT"). Subject to the terms and provisions of such Letter of Credit and this Agreement, the applicable Issuer shall make such payment to the beneficiary (or its designee) of such Letter of Credit. Prior to 1:00 p.m., New York time, on the first Business Day following the Disbursement Date, the Borrower will reimburse the Administrative Agent, for the account of the applicable Issuer, for all amounts which such Issuer has disbursed under such Letter of Credit, together with interest thereon at a rate per annum equal to the rate per annum then in effect for Base Rate Loans (with the then Applicable Margin for Revolving Loans accruing on such amount) pursuant to SECTION 3.3 for the period from the Disbursement Date through the date of such reimbursement. Without limiting in any way the foregoing and notwithstanding anything to the contrary contained herein or in any separate application for any Letter of Credit, the Borrower hereby acknowledges and agrees that it shall be obligated to reimburse the applicable Issuer upon each Disbursement of a Letter of Credit, and it shall be deemed to be the obligor for purposes of each such Letter of Credit issued hereunder (whether the account party on such Letter of Credit is the Borrower or a Subsidiary).

                           (d)      REIMBURSEMENT. The obligation (a
"REIMBURSEMENT OBLIGATION") of the Borrower under SECTION 2.11(c) to reimburse an Issuer with respect to each Disbursement (including interest thereon), and, upon the failure of the Borrower to reimburse an Issuer, each Revolving Loan Lender's obligation under SECTION 2.11(B) to reimburse an Issuer, shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrower or such Revolving Loan Lender, as the case may be, may have or have had against such Issuer or any Lender, including any defense based upon the failure of any Disbursement to conform to the terms of the applicable Letter of Credit (if, in such Issuer's good faith opinion, such Disbursement is determined to be appropriate) or any non-application or misapplication by the beneficiary of the proceeds of such Letter of Credit; PROVIDED, HOWEVER, that after paying in full its Reimbursement Obligation hereunder, nothing herein shall adversely affect the right of the Borrower or such Lender, as the case may be, to commence any proceeding against an Issuer for any wrongful Disbursement made by such Issuer under a Letter of Credit as a result of acts or omissions constituting gross negligence or wilful misconduct on the part of such Issuer.

                           (e)      DEEMED DISBURSEMENTS. Upon the occurrence
and during the continuation of any Default under SECTION 9.1(i) or upon notification by the Administrative Agent (acting at the direction of the Required Lenders) to the Borrower of its obligations under this Section, following the occurrence and during the continuation of any other Event of Default,

                                    (i)      the aggregate Stated Amount of all
         Letters of Credit shall, without demand upon or notice to the Borrower or any other Person, be deemed to have been paid or disbursed by the Issuers of such Letters of Credit (notwithstanding that such amount may not in fact have been paid or disbursed); and

                                    (ii)     the Borrower shall be immediately
         obligated to reimburse the Issuers for the amount deemed to have been so paid or disbursed by such Issuers.

Amounts payable by the Borrower pursuant to this Section shall be deposited in immediately available funds with the Administrative Agent and held as collateral security for the Reimbursement Obligations and all other Obligations. When all Defaults giving rise to the deemed disbursements under this Section have been cured or waived the Administrative Agent shall, if no other Default is then existing, return to the Borrower all amounts then on deposit with the Administrative Agent pursuant to this Section which have not been applied to the satisfaction of the Reimbursement Obligations and all other Obligations.

                           (f)      NATURE OF REIMBURSEMENT OBLIGATIONS. The
Borrower, each other Obligor and, to the extent set forth in SECTION 2.11(b), each Revolving Loan Lender shall assume all risks of the acts, omissions or misuse of any Letter of Credit by the beneficiary thereof. No Issuer (except to the extent of its own gross negligence or wilful misconduct) shall be responsible for:

                                    (i)      the form, validity, sufficiency,
         accuracy, genuineness or legal effect of any Letter of Credit or any document submitted by any party in connection with the application for and issuance of a Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged;

                                    (ii)     the form, validity, sufficiency,
         accuracy, genuineness or legal effect of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or the proceeds thereof in whole or in part, which may prove to be invalid or ineffective for any reason;

                                    (iii)    failure of the beneficiary to
         comply fully with conditions required in order to demand payment under a Letter of Credit;

                                    (iv)     errors, omissions, interruptions or
         delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise; or

                                    (v)      any loss or delay in the
         transmission or otherwise of any document or draft required in order to make a Disbursement under a Letter of Credit.

None of the foregoing shall affect, impair or prevent the vesting of any of the rights or powers granted to any Issuer or any Revolving Loan Lender hereunder. In furtherance and not in limitation or derogation of any of the foregoing, any action taken or omitted to be taken by an Issuer in good faith (and not constituting gross negligence or willful misconduct) shall be binding upon each Obligor and each such Secured Party, and shall not put such Issuer under any resulting liability to any Obligor or any Secured Party, as the case may be.

                           (g)      REPORTING REQUIREMENTS FOR ISSUERS. Within
two Business Days following the last day of each calendar month, each Issuer shall deliver to the Administrative Agent a report detailing all activity during the preceding month with respect to any Letters of Credit issued by any such Issuer, including the face amount, the account party, the beneficiary and the expiration date of such Letters of Credit and any other information with respect thereto as may be requested by the Administrative Agent.

                  Section 2.12 NOTES. Each Lender's Loans under a Commitment shall be evidenced by a Note payable to the order of such Lender in a maximum principal amount equal to such Lender's Percentage of the original applicable Commitment Amount. The Borrower hereby irrevocably authorizes each Lender to make (or cause to be made) appropriate notations on the grid attached to such Lender's Note (or on any continuation of such grid), which notations, if made, shall evidence, INTER ALIA, the date of, the outstanding principal of, and the interest rate and Interest Period applicable to the Loans evidenced thereby. Such notations shall be rebuttably presumptive evidence of the accuracy of the information so set forth; PROVIDED, HOWEVER, that the failure of any Lender to make any such notations shall not limit or otherwise affect any Obligations of any Obligor.

                                   ARTICLE III

                   REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

                  Section 3.1 REPAYMENTS AND PREPAYMENTS. The Borrower shall repay in full the unpaid principal amount of each Loan upon the applicable Stated Maturity Date therefor. Prior thereto, payments and prepayments of Loans shall or may be made as set forth below.

                           (a)      From time to time on any Business Day, the
Borrower may make a voluntary prepayment, in whole or in part, of the outstanding principal amount of any:

                                    (i)      Loans (other than Swing Line
         Loans), PROVIDED, HOWEVER, that

                                             (1)      any such prepayment of the
         Term Loans shall be made PRO RATA among all the Term Loans and, if applicable, having the same Interest Period of all Lenders that have made such Term Loans, and shall be applied to the remaining amortization payments, for the relevant Term Loans as provided for in
         SECTION 3.1(d) and any such prepayment of Revolving Loans shall be made PRO RATA among the Revolving Loans of the same type and, if applicable, having the same Interest Period of all Lenders that have made such Revolving Loans;

                                             (2)      all such voluntary
         prepayments shall require at least one but no more than five Business Days' prior written notice to the Administrative Agent; and

                                             (3)      all such voluntary partial
         prepayments shall be in an aggregate minimum amount of $1,000,000 and an integral multiple of $1,000,000; and

                                    (ii)     Swing Line Loans, PROVIDED that

                                             (1)      all such voluntary
         prepayments shall require prior telephonic notice to CSFB on or before 2:00 p.m., New York time, on the day of such prepayment (such notice to be confirmed in writing within 24 hours thereafter); and

                                             (2)      all such voluntary partial
         prepayments shall be in an aggregate minimum amount of $500,000 and an integral multiple of $500,000.

                           (b)      On each date when the sum of (i) the
aggregate outstanding principal amount of all Revolving Loans and Swing Line Loans and (ii) the aggregate amount of all Letter of Credit Outstandings exceeds the Revolving Loan Commitment Amount (as it may be reduced from time to time, including pursuant to SECTION 2.6), the Borrower shall make a mandatory prepayment of all the Revolving Loans or all Swing Line Loans (or both) and, if necessary, give cash collateral to the Administrative Agent pursuant to an agreement satisfactory to the Administrative Agent to collateralize Letter of Credit Outstandings, in an aggregate amount equal to such excess.

                           (c)      Concurrently with the receipt (or deemed
receipt) of any Net Proceeds (or after the expiration of any period designated for the purchase of Qualified Assets, if appropriate) by the Borrower or any of its Restricted Subsidiaries, the Borrower shall make a mandatory prepayment of the Loans (i) in an amount equal to 100% of the Net Proceeds with respect to Net Proceeds described in CLAUSES (b), (c) AND (d) of the definition thereof and
(ii) 50% of such Net Proceeds with respect to the Net Proceeds described in CLAUSE (a) of the definition thereof, in each case, to be applied as set forth in SECTION 3.2. The Borrower will, prior to prepaying the Loans, give the Administrative Agent telephone notice (promptly confirmed in writing) requesting that the Administrative Agent provide notice of such prepayment to each Lender entitled to receive any portion of such prepayment.

                           (d)      The Borrower shall make a scheduled
repayment of the aggregate outstanding principal amount of:

                                    (i)      Multi-Draw Term Loans in
         installments on the dates set forth below (PROVIDED that if such date is not a Business Day, the installment shall be paid on the preceding Business Day), each such installment to be in an amount equal to the corresponding percentages set forth below of the principal amount of the Multi-Draw Term Loans outstanding as of the Multi-Draw Term Loan Commitment Termination Date:

                                                          SCHEDULED REPAYMENT
                    DATE                                   OF MULTI-DRAW TERM
                                                                 LOANS
                    ----                                  -------------------
June 30, 2001                                                    2.50%
September 30, 2001                                               2.50%
December 31, 2001                                                2.50%
March 31, 2002                                                   2.50%
June 30, 2002                                                    3.75%
September 30, 2002                                               3.75%
December 31, 2002                                                3.75%
March 31, 2003                                                   3.75%
June 30, 2003                                                    5.00%
September 30, 2003                                               5.00%
December 31, 2003                                                5.00%
March 31, 2004                                                   5.00%
June 30, 2004                                                    6.25%
September 30, 2004                                               6.25%
December 31, 2004                                                6.25%
March 31, 2005                                                   6.25%
June 30, 2005                                                    7.50%
September 30, 2005                                               7.50%
December 31, 2005                                                7.50%
Sixth Anniversary                                                7.50%
of the Closing Date

; PROVIDED that the scheduled installments of principal of the Multi-Draw Term Loans set forth above shall be reduced on a PRO RATA basis in connection with any voluntary or mandatory prepayments of the Multi-Draw Term Loans in accordance with SECTION 3.1; and PROVIDED, FURTHER that the final installment specified above for the repayment by the Borrower of the Multi-Draw Term Loans shall be in an amount, if such amount is different from that specified above, sufficient to repay all amounts owing by the Borrower under this Agreement with respect to the Multi-Draw Term Loans.

                                    (ii)     Term B Loans in installments on the
         dates set forth below (PROVIDED that if such date is not a Business Day, the installment shall be paid on the preceding Business Day), each such installment to be in an amount equal to the corresponding percentages set forth below of the principal amount of the Term B Loans outstanding on the Closing Date:

                                                          SCHEDULED REPAYMENT
                    DATE                                           OF
                                                              TERM B LOANS
                    ----                                  --------------------
June 30, 2000                                                    0.25%
September 30, 2000                                               0.25%
December 31, 2000                                                0.25%
March 31, 2001                                                   0.25%
June 30, 2001                                                    0.25%
September 30, 2001                                               0.25%
December 31, 2001                                                0.25%
March 31, 2002                                                   0.25%
June 30, 2002                                                    0.25%
September 30, 2002                                               0.25%
December 31, 2002                                                0.25%
March 31, 2003                                                   0.25%
June 30, 2003                                                    0.25%
September 30, 2003                                               0.25%
December 31, 2003                                                0.25%
March 31, 2004                                                   0.25%
June 30, 2004                                                    0.25%
September 30, 2004                                               0.25%
December 31, 2004                                                0.25%
March 31, 2005                                                   0.25%
June 30, 2005                                                    0.25%
September 30, 2005                                               0.25%
December 31, 2005                                                0.25%
March 31, 2006                                                   0.25%

                                       47


June 30, 2006                                                    23.5%
September 30, 2006                                               23.5%
December 31, 2006                                                23.5%
Seventh Anniversary                                              23.5%
of the Closing Date


; PROVIDED that the scheduled installments of principal of the Term B Loans set forth above shall be reduced on a PRO RATA basis in connection with any voluntary or mandatory prepayments of the Term B Loans in accordance with
SECTION 3.1; and PROVIDED, FURTHER that the final installment specified above for the repayment by the Borrower of the Term B Loans shall be in an amount, if such amount is different from that specified above, sufficient to repay all amounts owing by the Borrower under this Agreement with respect to the Term B Loans.

                                    (iii)    Term C Loans in equal quarterly
         installments payable at the end of each Fiscal Quarter (commencing with the end of the first full Fiscal Quarter following the Term C Loan Draw
         Date) aggregating 1.0% per year of the aggregate principal amount of Term C Loans outstanding on the Term C Loan Draw Date, except for the final year during which the Borrower will pay one-quarter of the remaining principal amount outstanding of the Term C Loans at the end of each Fiscal Quarter of such final year (PROVIDED that if such date is not a Business Day, the installment shall be paid on the preceding Business Day); PROVIDED that the scheduled installments of principal of the Term C Loans set forth above shall be reduced on a PRO RATA basis in connection with any voluntary or mandatory prepayments of the Term C Loans in accordance with SECTION 3.1; and PROVIDED, FURTHER that the final installment specified above for the repayment by the Borrower of the Term C Loans shall be in an amount, if such amount is different from that specified above, sufficient to repay all amounts owing by the Borrower under this Agreement with respect to the Term C Loans.

                           (e)      Immediately upon any acceleration of the
Stated Maturity Date of any Loans pursuant to SECTION 9.2 or SECTION 9.3, the Borrower shall repay all the Loans, unless, pursuant to SECTION 9.3, only a portion of all the Loans is so accelerated (in which case the portion so accelerated shall be so repaid).

Each prepayment of any Loans made pursuant to this Section shall be without premium or penalty, except as may be required by SECTION 4.4. No prepayment of principal of any Revolving Loans or Swing Line Loans pursuant to CLAUSE (a) or
(b) shall cause a reduction in the Revolving Loan Commitment Amount or the Swing Line Loan Commitment Amount, as the case may be.

                  Section 3.2 APPLICATION. Amounts prepaid shall be applied as set forth in this Section.

                           (a)      Subject to CLAUSE (b), each prepayment or
repayment of the principal of the Loans shall be applied, to the extent of such prepayment or repayment, FIRST, to the principal amount thereof being maintained as Base Rate Loans, and SECOND, to the principal amount thereof being maintained as LIBO Rate Loans; PROVIDED, that prepayments of LIBO Rate Loans made pursuant to SECTION 3.1, if not made on the last day of the Interest Period with respect thereto, shall be (i) prepaid subject to the provisions of SECTION 4.4 (together with a payment of all accrued interest) or (ii) upon the written request of the Borrower, so long as no Default or Event of Default has occurred and is continuing, the last day of the relevant Interest Period so long as the funds representing such prepayment are deposited with the Administrative Agent pursuant to arrangements and documentation in form and substance reasonably satisfactory to the Administrative Agent.

                           (b)      Each prepayment of Loans made pursuant to
CLAUSE (c) of SECTION 3.1 shall be applied (i) FIRST, to the mandatory prepayment of the outstanding principal amount of all Term Loans (with the amount of such prepayment of the Term Loans being applied PRO RATA to all remaining amortization payments of each Term Loan, PRO RATA among all such outstanding Term Loans), until all Term Loans have been paid in full, and except that with respect to the amount of any such prepayment that is allocated to the then outstanding Term B Loans and Term C Loans, each such Term B Loan Lender and Term C Loan Lender shall have the right to refuse any such prepayment by giving written notice of such refusal to the Administrative Agent (such written notice to be delivered to the Borrower upon request) within five Business Days after such Term B Loan Lender's or such Term C Loan Lender's receipt of notice from the Administrative Agent of such prepayment (and the Borrower shall not prepay any such Term B Loans and Term C Loans until the tenth Business Day); PROVIDED that (x) 100% of any prepayment so refused shall be applied PRO RATA to the Multi-Draw Term Loans until the Multi-Draw Term Loans have been repaid in full and (y) after all Multi-Draw Term Loans have been repaid in full and the Multi-Draw Term Loan Commitment has terminated, any remaining amount of the prepayment refused by the Term B Loan Lenders and the Term C Loan Lenders shall be applied PRO RATA to the Term B Loans and the Term C Loans; and (ii) SECOND, once all Term Loans have been repaid in full and all Term Loan Commitment Amounts have been reduced to $0, all prepayments of Loans made pursuant to CLAUSE (c) of
SECTION 3.1 shall be applied to the repayment of any outstanding Revolving Loans and a reduction of the Revolving Loan Commitment Amount in accordance with SECTION 2.6(b).

                  Section 3.3 INTEREST RATES. Subject to CLAUSE (c) below and
SECTION 2.8, pursuant to an appropriately delivered Borrowing Request or Continuation/Conversion Notice, the Borrower may elect that Loans comprising a Borrowing accrue interest at a rate per annum:

                           (a)      on that portion maintained from time to time
as a Base Rate Loan, equal to the sum of the Alternate Base Rate from time to time in effect plus the Applicable

Margin; PROVIDED that all Swing Line Loans shall always accrue interest at the then effective Applicable Margin for Revolving Loans maintained as Base Rate Loans; and

                           (b)      on that portion maintained as a LIBO Rate
Loan, during each Interest Period applicable thereto, equal to the sum of the LIBO Rate (Reserve Adjusted) for such Interest Period plus the Applicable Margin.

                  Notwithstanding the foregoing, from the Closing Date until the earlier to occur of (x) the date syndication is reasonably determined to be closed by the Administrative Agent and (y) thirty (30) days after the Closing Date, all Loans shall bear interest at the Alternate Base Rate plus the Applicable Margin.

                  All LIBO Rate Loans shall bear interest from and including the first day of the applicable Interest Period to (but not including) the last day of such Interest Period at the interest rate determined as applicable to such LIBO Rate Loan. Following the occurrence and during the continuance of a Default or an Event of Default, all Loans shall be maintained as Base Rate Loans; provided that LIBO Rate Loans in effect upon the occurrence thereof shall be converted to Base Rate Loans upon the expiration of the then current Interest Period.

                           (c)      The Term C Loans shall bear interest at a
rate determined by the Administrative Agent on the Term C Loan Draw Date. On the Term C Loan Draw Date, the interest rate (and Applicable Margin) applicable to the Term B Loans shall be reset to the greater of (i) the interest rate (and Applicable Margin) applicable to the Term B Loans on the Term C Loan Draw Date and (ii) the interest rate (and Applicable Margin) applicable to the Term C Loans.

                  Section 3.4 DEFAULT RATES. Upon the occurrence and during the continuation of a Default or an Event of Default, the Borrower shall pay interest on all Obligations at a rate per annum equal to two percent (2%) above the otherwise applicable interest rate or, if no such rate is applicable, at a rate per annum equal to the Alternate Base Rate from time to time in effect plus the Applicable Margin then in effect plus a margin of 2%.

                  Section 3.5 PAYMENT DATES. Interest accrued on each Loan shall be payable, without duplication:

                           (a)      on the Stated Maturity Date therefor;

                           (b)      on the date of any conversion of a LIBO Rate
Loan to a Base Rate Loan;

                           (c)      on the date of any payment or prepayment, in
whole or in part, of principal outstanding on such Loan on the principal amount so paid or prepaid;

                           (d)      with respect to Base Rate Loans, on each
Quarterly Payment Date occurring after the Closing Date for the period ending on (and including) the last day of the immediately preceding December, March, June or September, respectively;

                           (e)      with respect to LIBO Rate Loans, on the last
day of each applicable Interest Period (and, if such Interest Period shall exceed three months, on the date occurring on each three-month interval occurring after the first day of such Interest Period); and

                           (f)      on that portion of any Loans the Stated
Maturity Date of which is accelerated pursuant to SECTION 9.2 or SECTION 9.3, immediately upon such acceleration.

Interest accrued on Loans or other monetary Obligations arising under this Agreement or any other Loan Document after the date such amount is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise) shall be payable upon demand.

                  Section 3.6 FEES. The Borrower agrees to pay the fees set forth in this SECTION 3.6. All such fees shall be non-refundable.

                           (a)      NON-UTILIZATION FEE. The Borrower agrees to
pay to the Administrative Agent for the account of each Lender, in accordance with such Lender's Percentage of the sum of (i) the Revolving Loan Commitment Amount and (ii) the Multi-Draw Term Loan Commitment Amount (on and prior to the Multi-Draw Term Loan Commitment Termination Date) or the outstanding Multi-Draw Term Loans (subsequent to the Multi-Draw Term Loan Commitment Termination Date), for the period (including any portion thereof when any of its Commitments are suspended by reason of the Borrower's inability to satisfy any condition of
ARTICLE V) commencing on the Closing Date and continuing through the Revolving Loan Commitment Termination Date, the Non-Utilization Fee. The Non-Utilization Fee payable pursuant to this Section shall be calculated on a year comprised of 360 days and payable by the Borrower in arrears on each Quarterly Payment Date, commencing with the first Quarterly Payment Date following the Closing Date, for the period ending on (and including) the last day of the immediately preceding December, March, June or September, respectively, on the Multi-Draw Term Loan Commitment Termination Date and on the Revolving Loan Commitment Termination Date.

                           (b)      AGENT'S FEE. The Borrower agrees to pay to
the Administrative Agent, for its own account, the fees in the amounts and on the dates set forth in the Fee Letter.

                           (c)      LETTER OF CREDIT FEE. The Borrower agrees to
pay the following amounts to the Administrative Agent for the account of the Issuers and the Revolving Loan Lenders, as applicable, with respect to Letters of Credit issued by the Issuers for the account of the Borrower or any of its
Subsidiaries:

                                    (i)      with respect to each Letter of
         Credit, (1) a fronting fee equal to 0.25% per annum of the Stated Amount of such Letter of Credit and (2) a

         Letter of Credit fee equal to the product of (x) the then Applicable Margin for Revolving Loans maintained as LIBO Rate Loans and (y) the Stated Amount of such Letter of Credit, in each case payable in arrears on each Quarterly Payment Date for the period ending on (and including) the last day of the immediately preceding December, March, June or September, respectively, and on the Revolving Loan Commitment Termination Date and computed on the basis of a 360-day year for the actual number of days elapsed; and

                                    (ii)     with respect to the issuance,
         amendment or transfer of each Letter of Credit (without duplication of the fees payable under CLAUSE (i) above), documentary and processing charges in accordance with such Issuer's standard schedule for such charges in effect at the time of such issuance, amendment or transfer, as the case may be.

Promptly upon receipt by the Administrative Agent of any amount described in CLAUSE (i)(2) of this SECTION 3.6(c), the Administrative Agent shall distribute to each other Revolving Loan Lender its Percentage of such amount.

                                   ARTICLE IV

                     CERTAIN LIBO RATE AND OTHER PROVISIONS

                  Section 4.1 LIBO RATE LENDING UNLAWFUL. If any Lender shall determine (which determination shall, upon notice thereof to the Borrower and the other Lenders, be conclusive and binding on the Borrower) that the introduction of or any change in or in the interpretation of any law makes it unlawful, or any central bank or other Governmental Authority asserts that it is unlawful, for such Lender to make, continue or maintain any Loan as, or to convert any Loan into, a LIBO Rate Loan, the obligations of such Lender to make, continue, maintain or convert any such LIBO Rate Loan shall, upon such determination, forthwith be suspended until such Lender shall notify the Administrative Agent that the circumstances causing such suspension no longer exist, and all outstanding LIBO Rate Loans of such Lender shall automatically convert into Base Rate Loans at the end of the then current Interest Periods with respect thereto or sooner, if required by such law or assertion.

                  Section 4.2 DEPOSITS UNAVAILABLE. If the Administrative Agent shall have determined that:

                           (a)      Dollar deposits in the relevant amount and
for the relevant Interest Period are not available to it in its relevant market; or

                           (b)      by reason of circumstances affecting its
relevant market, adequate means do not exist for ascertaining the interest rate applicable hereunder to LIBO Rate Loans, then, upon notice from the Administrative Agent to the Borrower and the Lenders, the obligations of all Lenders under SECTION 2.7 and SECTION 2.9 to make or continue any Loans as, or to convert any Loans into, LIBO Rate Loans shall forthwith be suspended until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist.

                  Section 4.3 INCREASED LIBO RATE LOAN COSTS, ETC. The Borrower agrees to reimburse each Lender for any increase in the cost to such Lender of, or any reduction in the amount of any sum receivable by such Lender in respect of, making, continuing or maintaining (or of its obligation to make, continue or maintain) any Loans as, or of converting (or of its obligation to convert) any Loans into, LIBO Rate Loans that arise in connection with any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in after the date hereof of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any court, central bank, regulator or other Governmental Authority, except for such changes with respect to increased capital costs and taxes which are governed by SECTIONS 4.5 and 4.6, respectively. Such Lender shall promptly notify the Administrative Agent and the Borrower in writing of the occurrence of any such event, such notice to state, in reasonable detail, the reasons therefor and the additional amount required fully to compensate such Lender for such increased cost or reduced amount. Such additional amounts shall be payable by the Borrower directly to such Lender within five days (with at least one day being a Business Day) of its receipt of such notice, and such notice shall, in the absence of manifest error, be conclusive and binding on the Borrower.

                  Section 4.4 FUNDING LOSSES. In the event any Lender shall incur any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to make, continue or maintain any portion of the principal amount of any Loan as, or to convert any portion of the principal amount of any Loan into, a LIBO Rate Loan) as a result of:

                           (a)      any conversion or repayment or prepayment of
the principal amount of any LIBO Rate Loans on a date other than the scheduled last day of the Interest Period applicable thereto, whether pursuant to SECTION
3.1 or otherwise;

                           (b)      any Loans not being made as LIBO Rate Loans
in accordance with the Borrowing Request therefor; or

                           (c)      any Loans not being continued as, or
converted into, LIBO Rate Loans in accordance with the Continuation/Conversion Notice therefor,

then, upon the written notice of such Lender to the Borrower (with a copy to the Administrative Agent), the Borrower shall, within five days of its receipt thereof, pay directly to such Lender such amount as will (in the reasonable determination of such Lender) reimburse such Lender for such loss or expense. Such written notice (which shall include calculations in reasonable detail) shall be rebuttably presumptive evidence of the amount of such loss or expense.

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                  Section 4.5 INCREASED CAPITAL COSTS. If any change in, or
the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any court, central bank, regulator or other Governmental Authority affects or would affect the amount of capital required or expected to be maintained by any Lender (including any Issuer) or any Person controlling such Lender, and such Lender determines (in good faith but in its sole and absolute discretion) that the rate of return on its or such controlling Person's capital as a consequence of the Commitments or the Loans made, or the Letters of Credit issued by or participated in, by such Lender is reduced to a level below that which such Lender or such controlling Person could have achieved but for the occurrence of any such circumstance, then, in any such case upon notice from time to time by such Lender to the Borrower, the Borrower shall immediately pay directly to such Lender additional amounts sufficient to compensate such Lender or such controlling Person for such reduction in rate of return. A statement of such Lender as to any such additional amount or amounts (including calculations thereof in reasonable detail) shall be rebuttably presumptive evidence of the amount of such loss or expense. In determining such amount, such Lender may use any method of averaging and attribution that it (in its sole and absolute discretion) shall deem applicable.

                  Section 4.6 TAXES.

                           (a)      Any and all payments by the Borrower and
each other Obligor under this Agreement and each other Loan Document shall be made without setoff, counterclaim or other defense, and free and clear of, and without deduction or withholding for or on account of, any Taxes, except to the extent such Taxes are required by law to be deducted or withheld. In the event that any Taxes are required by law to be deducted or withheld from any payment required to be made by the Borrower or any other Obligor to or on behalf of the Administrative Agent or any Lender hereunder or under any other Loan Document, then:

                                    (i)      subject to CLAUSE (f), if such
         Taxes are Non-Excluded Taxes, the amount of such payment shall be increased as may be necessary such that such payment is made, after withholding or deduction for or on account of such Taxes, in an amount that is not less than the amount provided for herein or in such other Loan Document; and

                                    (ii)     the Borrower shall withhold the
         full amount of such Taxes from such payment (as increased pursuant to CLAUSE (a) (i)) and shall pay such amount to the Governmental Authority imposing such Taxes in accordance with applicable law.

                           (b)      In addition, the Borrower and each other
Obligor shall pay any and all Other Taxes imposed to the relevant Governmental Authority imposing such Other Taxes in accordance with applicable law.

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

                           (c)      As promptly as practicable after the payment
of any Taxes or Other Taxes, and in any event within 45 days of any such payment being due, the Borrower shall furnish to the Administrative Agent a copy of an official receipt (or a certified copy thereof) evidencing the payment of such Taxes or Other Taxes. The Administrative Agent shall make copies thereof available to any Lender upon request therefor.

                           (d)      Subject to CLAUSE (f), the Borrower shall
indemnify the Administrative Agent and each Lender for any Non-Excluded Taxes and Other Taxes levied, imposed or assessed on (and whether or not paid directly by) the Administrative Agent or such Lender (and whether or not such Non-Excluded Taxes or Other Taxes are correctly or legally asserted by the relevant Governmental Authority). Promptly upon having knowledge that any such Non-Excluded Taxes or Other Taxes have been levied, imposed or assessed, and promptly upon notice thereof by the Administrative Agent or any Lender, the Borrower shall pay such Non-Excluded Taxes or Other Taxes directly to the relevant Governmental Authority (PROVIDED, HOWEVER, that neither the Administrative Agent nor any Lender shall be under any obligation to provide any such notice to the Borrower). In addition, the Borrower shall indemnify the Administrative Agent and each Lender for any incremental Taxes that may become payable by the Administrative Agent or any Lender as a result of any failure of the Borrower to pay any Taxes when due to the appropriate Governmental Authority or to deliver to the Administrative Agent, pursuant to CLAUSE (c), documentation evidencing the payment of Taxes or Other Taxes. With respect to indemnification for Non-Excluded Taxes and Other Taxes actually paid by the Administrative Agent or any Lender or the indemnification provided in the immediately preceding sentence, such indemnification shall be made within 30 days after the date the Administrative Agent or such Lender, as the case may be, makes written demand therefor. The Borrower acknowledges that any payment made to the Administrative Agent or any Borrower or to any Governmental Authority in respect of the indemnification obligations of the Borrower provided in this clause shall constitute a payment in respect of which the provisions of CLAUSE (a) and this clause shall apply.

                           (e)      Each Non-U.S. Lender, on or prior to the
date on which such Non- U.S. Lender becomes a Lender hereunder (and from time to time thereafter upon the request of the Borrower or the Administrative Agent, but only for so long as such Non-U.S. Lender is legally entitled to do so), shall deliver to the Borrower and the Administrative Agent either

                                    (i)      two duly completed copies of either
         (A) Internal Revenue Service Form W-8BEN or (B) Internal Revenue Service Form W-8ECI, or in either case an applicable successor form; or

                                    (ii)     in the case of a Non-U.S. Lender
         claiming exemption from U.S. federal income withholding tax under
         Section 871(h) or 881(c) of the Code with respect to payment of "portfolio interest", (x) a certificate of a duly authorized officer of such Non-U.S. Lender to the effect that such Non-U.S. Lender is not (A) a "bank" within the meaning of Section 881(c)(3)(A) of the Code, (B) a "10 percent shareholder" of the Borrower within the meaning of Section

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

         881(c)(3)(B) of the Code, or (C) a controlled foreign corporation receiving interest from a related person within the meaning of
         Section 881(c)(3)(C) of the Code (such certificate, an "Exemption Certificate") and (y) two duly completed copies of Internal Revenue Service Form W-8BEN or an applicable successor form.

                           (f)      The Borrower shall not be obligated to
gross up any payments to any Lender pursuant to CLAUSE (a)(i), or to indemnify any Lender pursuant to CLAUSE (d), in respect of United States federal withholding taxes to the extent imposed as a result of (i) the failure of such Lender to deliver to the Borrower the form or forms and/or an Exemption Certificate, as applicable to such Lender, pursuant to CLAUSE (e),
(ii) such form or forms and/or Exemption Certificate not establishing a complete exemption from U.S. federal withholding tax or the information or certifications made therein by the Lender being untrue or inaccurate on the date delivered in any material respect, or (iii) the Lender designating a successor lending office at which it maintains its Loans which has the effect of causing such Lender to become obligated for tax payments in excess of those in effect immediately prior to such designation; PROVIDED, HOWEVER, that the Borrower shall be obligated to gross up any payments to any such Lender pursuant to CLAUSE (a)(i), and to indemnify any such Lender pursuant to CLAUSE (d), in respect to United States federal withholding taxes if (i) any such failure to deliver a form or forms or an Exemption Certificate or the failure of such form or forms or Exemption Certificate to establish a complete exemption from U.S. federal withholding tax or inaccuracy or untruth contained therein resulted from a change in any applicable statute, treaty, regulation or other applicable law or any interpretation of any of the foregoing occurring after the date hereof, which change rendered such Lender no longer legally entitled to deliver such form or forms or Exemption Certificate or otherwise ineligible for a complete exemption from U.S. federal withholding tax, or rendered the information or certifications made in such form or forms or Exemption Certificate untrue or inaccurate in a material respect, (ii) the redesignation of the Lender's lending office was made at the request of the Borrower or (iii) the obligation to gross up payments to any such Lender pursuant to CLAUSE (a)(i) or to indemnify any such Lender pursuant to CLAUSE (d) is with respect to an Assignee Lender that becomes an Assignee Lender as a result of an assignment made at the request of the Borrower.

                  Section 4.7 PAYMENTS, COMPUTATIONS, ETC. Unless otherwise expressly provided, all payments by the Borrower pursuant to this Agreement, the Notes, each Letter of Credit or any other Loan Document shall be made by the Borrower to the Administrative Agent for the PRO RATA account of the Lenders entitled to receive such payment. All such payments required to be made to the Administrative Agent shall be made, without setoff, deduction or counterclaim, not later than 1:00 p.m., New York time, on the date due, in same day or immediately available funds, to such account as the Administrative Agent shall specify from time to time by notice to the Borrower. Funds received after that time shall be deemed to have been received by the Administrative Agent on the next succeeding Business Day. The Administrative Agent shall promptly remit in same day funds to each Lender its share, if any, of such payments received by the Administrative Agent for the account of such Lender. All interest (including interest on LIBO Rate Loans) and fees shall be computed on the basis of the actual number of

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

days (including the first day but excluding the last day) occurring during the period for which such interest or fee is payable over a year comprised of 360 days (or, in the case of interest on a Base Rate Loan (calculated at other than the Federal Funds Rate), 365 days or, if appropriate, 366 days). Whenever any payment to be made shall otherwise be due on a day which is not a Business Day, such payment shall (except as otherwise required by CLAUSE
(c) of the definition of the term "INTEREST PERIOD") be made on the next succeeding Business Day and such extension of time shall be included in computing interest and fees, if any, in connection with such payment.

                Section 4.8 SHARING OF PAYMENTS. If any Lender shall obtain any payment or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of any Loan or Reimbursement Obligation (other than pursuant to the terms of SECTION 4.3, 4.4, 4.5 or 4.6) in excess of its PRO RATA share of payments then or therewith obtained by all Lenders, such Lender shall purchase from the other Lenders such participations in Credit Extensions made by them as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery ratably with each of them; PROVIDED, HOWEVER, that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and each Lender which has sold a participation to the purchasing Lender shall repay to the purchasing Lender the purchase price to the ratable extent of such recovery together with an amount equal to such selling Lender's ratable share (according to the proportion of (a) the amount of such selling Lender's required repayment to the purchasing Lender TO (b) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section may, to the fullest extent permitted by law, exercise all its rights of payment (including pursuant to SECTION 4.9) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section to share in the benefits of any recovery on such secured claim.

                  Section 4.9 SETOFF. Each Lender shall, upon the occurrence and during the continuance of any Event of Default or any Default described in
SECTION 9.1(i), have the right to appropriate and apply to the payment of the Obligations (whether or not then due), and (as security for such Obligations) the Borrower hereby grants to each Lender a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of the Borrower then or thereafter maintained with such Lender or any Affiliate of such Lender; PROVIDED, HOWEVER, that any such appropriation and application shall be subject to the provisions of SECTION 4.8. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such setoff and application made by such Lender or its Affiliate; PROVIDED, HOWEVER, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Lender may have.

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

                  Section 4.10 REPLACEMENT OF LENDER. Each Lender agrees that, upon the occurrence of any event set forth in SECTIONS 4.1, 4.3, 4.5, or 4.6, such Lender will use reasonable efforts to book and maintain its Loans through a different lending office or to transfer its Loans to an Affiliate with the objective of avoiding or minimizing the consequences of such event; PROVIDED that such booking or transfer is not otherwise disadvantageous to such Lender as determined by such Lender in its sole and absolute discretion. If any Lender has demanded to be paid additional amounts pursuant to SECTIONS 4.1, 4.3, 4.5 or 4.6, and the payment of such additional amounts are, and are likely to continue to be, more onerous in the reasonable judgment of the Borrower than with respect to the other Lenders, then the Borrower shall have the right at any time when no Default or Event of Default shall have occurred and be continuing to seek one or more financial institutions which are not Affiliates of the Borrower (each, a "REPLACEMENT LENDER") to purchase with the written consent of the Administrative Agent (which consent shall not be (x) required if such proposed Replacement Lender is already a Lender, or an Affiliate of a Lender, or (y) unreasonably delayed or withheld) the outstanding Loans and Commitments of such Lender (the "AFFECTED LENDER"), and if the Borrower locates a Replacement Lender, the Affected Lender shall, upon

                           (a)      prior written notice to the Administrative
Agent,

                           (b)      (i) payment to the Affected Lender of the
purchase price agreed between it and the Replacement Lender (or, failing such agreement, a purchase price in the amount of the outstanding principal amount of the Affected Lender's Loans and accrued interest thereon to the date of payment) by the Replacement Lender plus (ii) payment by the Borrower of all amounts (other than principal and interest) then due to the Affected Lender or accrued for its account hereunder or under any other Loan Document,

                           (c)      satisfaction of the provisions set forth in
SECTION 11.11(a), and

                           (d)      payment by the Borrower to the Affected
Lender and the Administrative Agent of all reasonable out-of-pocket expenses in connection with such assignment and assumption (including the processing fees described in SECTION 11.11(a)),

assign and delegate all its rights and obligations under this Agreement and any other Loan Document to which it is a party (including its outstanding Loans) to the Replacement Lender (such assignment to be made without recourse, representation or warranty), and the Replacement Lender shall assume such rights and obligations, whereupon the Replacement Lender shall in accordance with
SECTION 11.11(a) become a party to each Loan Document to which the Affected Lender is a party and shall have the rights and obligations of a Lender thereunder and the Affected Lender shall be released from its obligations hereunder and each other Loan Document to the extent of such assignment and delegation.

                                    ARTICLE V

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

                         CONDITIONS TO CREDIT EXTENSIONS

                  Section 5.1 CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THIS AGREEMENT. This Credit Agreement shall become effective on the date when each of the conditions precedent set forth in this SECTION 5.1 have been satisfied (unless waived by the Lenders or unless the deadline for delivery has been extended by the Administrative Agent). All such conditions may occur contemporaneously but shall be deemed to have occurred simultaneously.

                           (a)      EXECUTION OF COUNTERPARTS. The
Administrative Agent shall have received counterparts of this Agreement, duly executed and delivered on behalf of each of the Borrower and the Lenders.

                           (b)      RESOLUTIONS, ETC. The Administrative Agent
shall have received from the Borrower and each Guarantor, (i) a copy of a good standing certificate, dated a date reasonably near the Closing Date, and (ii) a certificate, dated the Closing Date and with counterparts for each Lender, duly executed and delivered by such Person's Secretary or Assistant Secretary, as to:

                  (A) resolutions of such Person's Board of Directors then in full force and effect authorizing the execution, delivery and performance of each Loan Document to be executed by such Person and the transactions contemplated by the Loan Documents to be performed by such Person;

                  (B) the incumbency and signatures of those of its officers, authorized to act with respect to each Loan Document to be executed by such Person; and

                  (C) the full force and validity of each Organic Document of such Person and copies thereof; upon which certificates the Administrative Agent, each Lender and each Issuer may conclusively rely until it shall have received a further certificate of the Secretary or Assistant Secretary, of such Person, canceling or amending its prior certificate.

                           (c)      CLOSING DATE CERTIFICATE. The Administrative
Agent shall have received, with counterparts for each Lender, a certificate (the "CLOSING DATE CERTIFICATE"), dated the Closing Date and duly executed and delivered by an Authorized Officer of the Borrower, in which certificate the Borrower shall agree and acknowledge that the statements made therein shall be deemed to be true and correct representations and warranties of the Borrower as of such date, and, at the time each such certificate is delivered, such statements shall in fact be true and correct. All documents and agreements required to be appended to the Closing Date Certificate shall be in form and substance reasonably satisfactory to the Administrative Agent.

                           (d)      NOTES. The Administrative Agent shall have
received, for the account of each Lender, such Lender's Revolving Note, Multi-Draw Term Note and Term B

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

Note, as applicable. In addition, the Administrative Agent shall have received, for the account of CSFB, the Swing Line Note.

                           (e)      PLEDGE AGREEMENTS. The Administrative Agent
shall have received, with counterparts for each Lender,

                                    (i)      the Borrower Pledge Agreement,
         dated as of the Closing Date, duly executed and delivered by an Authorized Officer of the Borrower, together with:

                                             (1)      certificates evidencing
         all of the issued and outstanding shares of Capital Stock of each of its Subsidiaries (other than Titan Capital Trust) owned by the Borrower, which certificates shall be accompanied by undated stock powers duly executed in blank; and

                                             (2)      all Pledged Notes (as
         defined in the Borrower Pledge Agreement), if any, evidencing Indebtedness of any of the Borrower's Subsidiaries payable to the Borrower duly endorsed to the order of the Administrative Agent;

                                    (ii)     the Subsidiary Pledge Agreement,
         dated as of the Closing Date, duly executed and delivered by an Authorized Officer of each Guarantor, together with:

                                             (1)      certificates evidencing
         all of the issued and outstanding shares of Capital Stock owned by such Guarantor which certificates shall be accompanied by undated stock powers duly executed in blank; and

                                             (2)      all Pledged Notes (as
         defined in the Subsidiary Pledge Agreement), if any, evidencing Indebtedness payable to a Guarantor duly endorsed to the order of the Administrative Agent; and

                                    (iii)    the Administrative Agent and its
         counsel shall be satisfied that the Lien granted to the Administrative Agent, for the benefit of the Secured Parties in the collateral described above is a first priority (or local equivalent thereof) security interest; and no Lien exists on any of the collateral described above other than the Lien created in favor of the Administrative Agent, for the benefit of the Secured Parties, pursuant to a Loan Document.

                           (f)      SECURITY AGREEMENTS. The Administrative
Agent shall have received, with counterparts for each Lender, counterparts of the Borrower Security Agreement, duly executed by the Borrower, and of the Subsidiary Security Agreement, executed by each Guarantor, each dated as of the Closing Date, together with

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

                                    (i)      executed copies of Uniform
         Commercial Code financing statements (Form UCC-1), naming the applicable Obligor as a debtor and the Administrative Agent as the secured party, or other similar instruments or documents, to be filed under the Uniform Commercial Code of all jurisdictions as may be necessary or, in the opinion of the Administrative Agent, desirable to perfect the security interests of the Administrative Agent pursuant to the applicable Security Agreement;

                                    (ii)     executed copies of proper Uniform
         Commercial Code Form UCC-3 termination statements necessary to release all Liens and other rights of any Person in any collateral described in such Security Agreement previously granted by any Person together with such other Uniform Commercial Code Form UCC-3 termination statements as the Administrative Agent may reasonably request from such Obligors; and

                                    (iii)    certified copies of Uniform
         Commercial Code Requests for Information or Copies (Form UCC-11), or a similar search report certified by a party acceptable to the Administrative Agent, dated a date reasonably near to the Closing Date, listing all effective financing statements which name any Obligor (under its present name and any previous names) as the debtor and which are filed in the jurisdictions in which filings were made pursuant to CLAUSE (a) above, together with copies of such financing statements.

                                    (iv)     the Administrative Agent and its
         counsel shall be satisfied that the Lien granted to the Administrative Agent, for the benefit of the Secured Parties in the collateral described above is a first priority (or local equivalent) security interest (subject to the filing of the documents described in CLAUSE b above); and no other effective Lien (other than Liens permitted under
         SECTION 8.3) exists on any of the collateral described above other than the Lien created in favor of the Administrative Agent, for the benefit of the Secured Parties, pursuant to a Loan Document.

                           (g)      PATENT SECURITY AGREEMENT, COPYRIGHT
SECURITY AGREEMENT AND TRADEMARK SECURITY AGREEMENT. The Administrative Agent shall have received the Patent Security Agreement, the Copyright Security Agreement and the Trademark Security Agreement, as applicable, each dated as of the Closing Date, duly executed and delivered by the Borrower and any Subsidiary of the Borrower that is required to execute and deliver such Loan Documents pursuant to the Credit Agreement.

                           (h)      FINANCIAL INFORMATION, ETC. The
Administrative Agent shall have received, with copies for each Lender, financial statements of the Borrower (including notes thereto), consisting of (i) consolidated financial statements of the Borrower and its Subsidiaries including balance sheets as of the end of each of the last two Fiscal Years and income and cash

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

flow statements as of the end of and for each of the last three Fiscal Years, in each case audited by independent public accountants of recognized national standing and prepared in conformity with GAAP, together with the report thereon which shall not contain an Impermissible Qualification; (ii) unaudited selected financial information of the Borrower and its Subsidiaries for the two Fiscal Years immediately preceding the last three Fiscal Years;
(iii) comparable unaudited historical and pro forma interim financial statements covering all quarterly or other appropriate periods subsequent to the Fiscal Year most recently ended (the "PRO FORMA FINANCIAL STATEMENTS"), giving effect to the contemplated financing, the contemplated ACS Acquisition and reflecting the existing and proposed legal and capital structure (both debt and equity) of the Borrower and its Subsidiaries, and (iv) such final projections in respect of the Obligors and their respective Subsidiaries as the Lenders may reasonably request; and all such financial statements, historical or pro forma, delivered pursuant to this CLAUSE (h) shall be in compliance with the requirements of Regulation S-X for a public offering registered under the Securities Act of 1933, and all financial statements and projections referred to in this CLAUSE (h) shall not be materially inconsistent with financial statements, projections and estimates previously provided to the Lenders.

                           (i)      COMPLIANCE CERTIFICATE. The Administrative
Agent shall have received, with counterparts for each Lender, a Compliance Certificate on a PRO FORMA basis as if the Credit Extension to be made on the Closing Date had occurred as of December 31, 1999 and as to such items therein as the Administrative Agent reasonably requests, dated the Closing Date, duly executed (and with all schedules thereto duly completed) and delivered by the chief executive officer, the chief financial officer, the treasurer or the assistant treasurer of the Borrower.

                           (j)      SOLVENCY, ETC. The Administrative Agent
shall have received, with counterparts for each Lender, a certificate duly executed and delivered by the chief financial officer, the treasurer or the assistant treasurer of the Borrower, dated the Closing Date, in the form of EXHIBIT L attached to this Agreement.

                           (k)      SUBSIDIARY GUARANTY. The Administrative
Agent shall have received, with counterparts for each Lender, the Subsidiary Guaranty, dated as of the Closing Date, duly executed and delivered by each Guarantor.

                           (l)      INTERCO SUBORDINATION AGREEMENT. The
Administrative Agent shall have received, with counterparts for each Lender, a copy of the Interco Subordination Agreement executed by each Guarantor.

                           (m)      INSURANCE. The Administrative Agent shall
have received, with copies for each Lender, certificates of insurance from one or more insurance companies satisfactory to the Administrative Agent, evidencing coverage required to be maintained pursuant to this Agreement and each other Loan Document.

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

                           (n)      OPINIONS OF COUNSEL. The Administrative
Agent shall have received opinions, dated the Closing Date and addressed to the Administrative Agent and all Lenders, from (i) Morgan, Lewis & Bockius, LLP and (ii) Cooley Godward LLP, counsel to the Obligors, in form and substance reasonably satisfactory to the Administrative Agent.

                           (o)      MATERIAL ADVERSE CHANGE. Since December 31,
1998, there shall not have occurred or become known to the Lenders any event or events, adverse condition or change that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

                           (p)      PAYMENT OF OUTSTANDING INDEBTEDNESS, ETC.
After giving effect to the transactions contemplated by this Agreement, no Obligor shall have outstanding any Indebtedness or preferred stock other than
(i) the Loans and Letters of Credit hereunder, (ii) the HIGH TIDES, (iii) the Indebtedness permitted under SECTION 8.2, and (iv) 2,345,000 shares of preferred stock issued by Cayenta Operating Company. The Administrative Agent shall have received payoff letters satisfactory in form and substance to the Administrative Agent with respect to any Indebtedness to be repaid on the Closing Date.

                           (q)      CONSENTS, ETC. All governmental and third
party approvals and consents required to be obtained prior to the Closing Date in connection with the acquisitions of Acquisition Two and LinCom and all governmental and third party approvals and consents necessary in connection with the ACS Acquisition (other than the approval of the shareholders of ACS), the financing contemplated pursuant to this Agreement (including the execution and delivery of this Agreement and each other Loan Document required hereunder by each Obligor and the performance of their respective Obligations) and continuing operations of the Borrower, each Guarantor, ACS (after giving effect to the consummation of the ACS Acquisition), Acquisition Two and LinCom (after giving effect to the consummation of the acquisitions of Acquisition Two and LinCom) shall have been obtained and be in full force and effect (and, to the extent requested by the Administrative Agent, the Administrative Agent shall have received true and correct copies of such approvals and consents) and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose adverse conditions on the transactions contemplated by this Agreement.

                           (r)      LITIGATION, ETC. There shall exist no
pending or, to the knowledge of the Borrower, threatened, litigation, proceedings or investigations which could reasonably be expected to have (i) a material adverse effect on the ACS Acquisition or the acquisitions of Acquisition Two and LinCom or (ii) a Material Adverse Effect.

                           (s)      DUE DILIGENCE. The Administrative Agent
shall have completed and be satisfied in its sole discretion with respect to its comprehensive due diligence in all matters pertaining to the business, properties, operations, financial condition or prospects of the Borrower, its Restricted Subsidiaries and ACS, including, without limitation, any documentation as the Administrative Agent may require in its sole discretion.

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                           (t)      APPROVAL OF ACS ACQUISITION AND ACQUISITIONS
OF ACQUISITION TWO AND LINCOM. The Administrative Agent shall review and be satisfied in its reasonable discretion with (i) the final legal and capital structure of the ACS Acquisition and the acquisitions of Acquisition Two and LinCom, (ii) the sources and uses of proceeds used to consummate the ACS Acquisition and the acquisitions of Acquisition Two and LinCom and (iii) the terms and provisions of all documents, agreements and contracts related to the ACS Acquisition and the acquisition of LinCom (including the amount of liabilities assumed by the Obligors in connection with the ACS Acquisition and the acquisition of LinCom).

                           (u)      CLOSING FEES, EXPENSES, ETC. The
Administrative Agent shall have received for its own account all fees, costs and expenses due and payable pursuant to SECTIONS 3.6 and 11.3 of this Agreement, if then invoiced (in reasonable detail).

                           (v)      LEGAL DETAILS, ETC. All documents executed
or submitted pursuant hereto shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel. The Administrative Agent and its counsel shall have received all information and such counterpart originals or such certified or other copies or such materials, as the Administrative Agent or its counsel may reasonably request, and all legal, tax and accounting matters incident to the transactions contemplated by this Agreement shall be satisfactory to the Administrative Agent and its counsel.

                           (w)      NO MATERIAL ADVERSE CHANGE IN THE MARKET.
There shall not have occurred and be continuing (i) any general suspension of trading in securities on the New York or American Stock Exchange or in the NASDAQ National Market System (other than circuit breakers), (ii) the declaration of a banking moratorium or any suspension of payments in respect of banks in the United States, or (iii) any other material adverse change in banking or capital market conditions that has had or could reasonably be expected to have a material adverse effect on the syndication of leveraged bank credit facilities or the consummation of high yield offerings, as the case may be, that the Administrative Agent reasonably determines makes it impracticable to successfully syndicate the Commitments and the Loans.

                           (x)      MARGIN REGULATIONS. All Loans and other
Credit Extensions made by the Lenders shall be in full compliance with all applicable requirements of Regulations T, U and X of the F.R.S. Board.

                           (y)      PRO FORMA EBITDA. The Borrower shall have a
minimum EBITDA, pro forma for the twelve months ended September 30, 1999, of $45,600,000, excluding pending acquisitions and any unrealized synergies.

                  Section 5.2 ALL CREDIT EXTENSIONS. The obligation of each Lender and each Issuer to make any Credit Extension (including the initial Credit Extension) shall be subject to SECTIONS 2.4 and 2.5 and the satisfaction of each of the conditions precedent set forth in this SECTION 5.2.

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                           (a)      COMPLIANCE WITH WARRANTIES, NO DEFAULT, ETC.
Both before and after giving effect to any Credit Extension, the following statements shall be true and correct:

                                    (i)      the representations and warranties
         set forth in ARTICLE VI (excluding, however, those contained in SECTION 6.7) and in each other Loan Document shall, in each case, be true and correct in all respects (with respect to representations and warranties qualified by materiality or Material Adverse Effect) and in all material respects (with respect to all other representations and warranties) with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date unless such representations and warranties are qualified by materiality or Material Adverse Effect, in which case such representations and warranties shall be true and correct as of such earlier date);

                                    (ii)     except as disclosed by the Borrower
         to the Administrative Agent and the Lenders pursuant to SECTION 6.7,

                                             (1) no labor controversy,
         litigation, arbitration or governmental investigation or proceeding shall be pending or, to the knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect, or which would adversely affect the legality, validity or enforceability of this Agreement or any other Loan Document; and

                                             (2) no development shall have
         occurred in any labor controversy, litigation, arbitration or governmental investigation or proceeding disclosed pursuant to SECTION
         6.7 which could reasonably be expected to have a Material Adverse Effect; and

                                    (iii)    no Default shall have then occurred
         and be continuing.

                           (b)      CREDIT EXTENSION REQUEST, ETC. Subject to
SECTION 2.8, the Administrative Agent shall have received a Borrowing Request if Loans are being requested, or an Issuance Request if a Letter of Credit is being requested or extended. Each of the delivery of a Borrowing Request or Issuance Request and the acceptance by the Borrower of the proceeds of such Credit Extension shall constitute a representation and warranty by the Borrower that on the date of such Credit Extension (both immediately before and after giving effect to such Credit Extension and the application of the proceeds thereof) the statements made in SECTION 5.2(a) are true and correct in all material respects.

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                           (c)      SATISFACTORY LEGAL FORM. All documents
executed or submitted pursuant hereto by or on behalf of the Borrower or any of its Subsidiaries or any other Obligors shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel; the Administrative Agent and its counsel shall have received all information, approvals, opinions, documents or instruments as the Administrative Agent or its counsel may reasonably request.

                  Section 5.3 TERM C LOANS. In addition to the conditions set forth in SECTION 5.2, on the Term C Loan Draw Date, the Administrative Agent shall have received, for the account of each Term C Loan Lender, such Lender's Term C Note and executed counterparts of the agreements and documents referenced in SECTION 2.3(c).

                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

         In order to induce the Secured Parties to enter into this Agreement and to make Credit Extensions hereunder, the Borrower represents and warrants to each Secured Party as set forth in this Article.

                  Section 6.1 ORGANIZATION, ETC. The Borrower and each of its Subsidiaries is (a) validly organized and existing and in good standing under the laws of the state or jurisdiction of its incorporation or organization, and
(b) duly qualified to do business and is in good standing as a foreign entity in each jurisdiction where the nature of its business requires such qualification, except where the failure to so qualify would not result in a Material Adverse Effect, and has full power and authority and holds all requisite governmental licenses, permits and other approvals to enter into and perform its Obligations under this Agreement and each other Loan Document to which it is a party and to own and hold under lease its property and to conduct its business substantially as currently conducted by it except where the failure to hold such licenses, permits and other approvals would not result in a Material Adverse Effect.

                  Section 6.2 DUE AUTHORIZATION, NON-CONTRAVENTION, ETC. The execution, delivery and performance by the Borrower of this Agreement and each other Loan Document executed or to be executed by it and the execution, delivery and performance by each other Obligor of each Loan Document executed or to be executed by it, are in each case within each such Person's powers, have been duly authorized by all necessary action, and do not

                           (a)      contravene any such Person's Organic
Documents;

                           (b)      contravene any contractual restriction
binding on or affecting any such Person;

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                           (c)      contravene (i) any court decree or order
binding on or affecting any such Person or (ii) any law or governmental regulation binding on or affecting any such Person; or

                           (d)      result in, or require the creation or
imposition of, any Lien on any of such Person's properties (except as permitted by this Agreement).

                  Section 6.3 GOVERNMENT APPROVAL, REGULATION, ETC. Except as set forth in Item 6.3 of the Disclosure Schedule, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or other Person other than those that have been duly obtained or made and which are in full force and effect is required for the due execution, delivery or performance by the Borrower or any other Obligor of any Loan Document to which it is a party. Neither the Borrower nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  Section 6.4 VALIDITY, ETC. This Agreement and each other Loan Document executed by the Borrower will, on the due execution and delivery thereof, constitute, the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms; and each other Loan Document executed by each other Obligor will, on the due execution and delivery thereof by such Obligor, constitute the legal, valid and binding obligation of such Obligor enforceable against such Obligor in accordance with its terms (except, in any case, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and by principles of equity).

                  Section 6.5 FINANCIAL INFORMATION. The financial statements of the Borrower and its Subsidiaries furnished to the Administrative Agent and each Lender pursuant to SECTION 5.1(h) have been prepared in accordance with GAAP consistently applied, and present fairly the consolidated financial condition of the Persons covered thereby as at the dates thereof and the results of their operations for the periods then ended. All balance sheets, all statements of operations, shareholders' equity and cash flow and all other financial information of each of the Borrower and its Subsidiaries furnished pursuant to
SECTION 7.1 have been and will for periods following the Closing Date be prepared in accordance with GAAP consistently applied, and do or will present fairly the consolidated financial condition of the Persons covered thereby as at the dates thereof and the results of their operations for the periods then ended.

                  Section 6.6 NO MATERIAL ADVERSE EFFECT. (a) No Material Adverse Effect has occurred since December 31, 1998 with respect to the Borrower and its Subsidiaries and (b) no material adverse effect on the business, condition (financial or otherwise), operations, assets, properties or prospects has occurred since December 31, 1998 with respect to ACS and its Subsidiaries, Acquisition Two and its Subsidiaries or LinCom and its Subsidiaries, which would

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have a Material Adverse Effect with respect to the Borrower and its
Subsidiaries after giving effect to the ACS Acquisition and the acquisitions of Acquisition Two and LinCom.

                  Section 6.7 LITIGATION, LABOR CONTROVERSIES, ETC. There is no pending or, to the knowledge of the Borrower or its Subsidiaries, threatened litigation, action, proceeding, investigation or labor controversy (a) affecting the Borrower or any of its Subsidiaries or any Obligor, or any of their respective properties, businesses, assets or revenues, which could, if adversely determined, have a Material Adverse Effect except as disclosed in ITEM 6.7 of the Disclosure Schedule or (b) which purports to affect the legality, validity or enforceability of this Agreement or any other Loan Document.

                  Section 6.8 SUBSIDIARIES. The Borrower has no Subsidiaries, except those Subsidiaries

                           (a)      which are identified in ITEM 6.8 of the
Disclosure Schedule; or

                           (b)      which constitute Investments permitted by
SECTION 8.5 or which are permitted to have been organized or acquired in accordance with SECTIONS 8.5 or 8.9.

                  Section 6.9 OWNERSHIP OF PROPERTIES. The Borrower and each of its Subsidiaries owns (a) in the case of owned real property, good and marketable fee title to, and (b) in the case of owned personal property, good and valid title to, or, in the case of leased real or personal property, valid and enforceable leasehold interests (as the case may be) in, all of its properties and assets, real and personal, tangible and intangible, of any nature whatsoever, free and clear in each case of all Liens or claims, except for Liens permitted pursuant to SECTION 8.3.

                  Section 6.10 TAXES. The Borrower and each of its Subsidiaries has timely filed all tax returns and reports required by law to have been filed by it, and all such tax returns are complete, accurate and correct in all material respects. The Borrower and each of its Subsidiaries has paid all material taxes and governmental charges due and payable on or prior to the date hereof, except any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

                  Section 6.11 PENSION AND WELFARE PLANS. During the twelve-consecutive-month period prior to the date of the execution and delivery of this Agreement and prior to the date of any Credit Extension hereunder, no steps have been taken to terminate any Pension Plan under circumstances in which the Pension Plan has insufficient assets to pay all of its benefit liabilities (as required by section 4041(b)(1) of ERISA), and no contribution failure has occurred with respect to any Pension Plan, sufficient to give rise to a Lien under section 302(f) of ERISA. No condition exists or event or transaction has occurred with respect to any Pension Plan which might result in the incurrence by the Borrower or any member of the Controlled Group of any material liability, material fine or material penalty. Except as disclosed in ITEM 6.11 of the Disclosure Schedule, neither the Borrower nor any member of the Controlled Group has any

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material contingent liability with respect to any post-retirement benefit under a Welfare Plan, other than liability for continuation coverage described in Part 6 of Title I of ERISA.

                  Section 6.12 ENVIRONMENTAL WARRANTIES. Except as set forth in
ITEM 6.12 of the Disclosure Schedule:

                           (a)      all facilities and property (including
underlying groundwater) owned or leased by the Borrower or any of its Subsidiaries have been, and continue to be, owned or leased by the Borrower and its Subsidiaries in material compliance with all Environmental Laws;

                           (b)      there have been no past, and there are no
pending or threatened

                                    (i)      actions, investigations, claims,
         complaints, notices or requests for information received by the Borrower or any of its Subsidiaries with respect to any alleged violation of any Environmental Law which could result in a liability to the Borrower or its Restricted Subsidiaries in excess of $1,000,000 individually or $2,000,000 in the aggregate, or

                                    (ii)     actions, investigations,
         complaints, notices or inquiries to the Borrower or any of its Subsidiaries regarding potential liability under any Environmental Law which could result in a liability to the Borrower or its Restricted Subsidiaries in excess of $1,000,000 individually or $2,000,000 in the aggregate;

                           (c)      there have been no Releases of Hazardous
Materials at, on or under any property now or previously owned or leased by the Borrower or any of its Subsidiaries that have, or could reasonably be expected to result in a liability to the Borrower or its Restricted Subsidiaries in excess of $1,000,000 individually or $2,000,000 in the aggregate;

                           (d)      the Borrower and its Subsidiaries have been
issued and are in material compliance with all permits, certificates, approvals, licenses and other authorizations relating to environmental matters and necessary for their businesses;

                           (e)      no property now or previously owned or
leased by the Borrower or any of its Subsidiaries is listed or proposed for listing (with respect to owned property only) on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list of sites requiring investigation or clean-up;

                           (f)      there are no underground storage tanks,
active or abandoned, including petroleum storage tanks, on or under any property now or previously owned or leased by the Borrower or any of its Subsidiaries that, singly or in the aggregate, have, or could reasonably be expected to result in a liability to the Borrower or its Restricted Subsidiaries in excess of $1,000,000 individually or $2,000,000 in the aggregate;

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                           (g)      neither the Borrower nor any Subsidiary of
the Borrower has directly transported or directly arranged for the transportation of any Hazardous Material to any location which is listed or proposed for listing on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list or which is the subject of federal, state or local enforcement actions or other investigations which may lead to material claims against the Borrower or such Subsidiary for any response costs, remedial work, damage to natural resources or personal injury, including claims under CERCLA;

                           (h)      there are no polychlorinated biphenyls or
friable asbestos present at any property now or previously owned or leased by the Borrower or any Subsidiary of the Borrower that, singly or in the aggregate, have, or could reasonably be expected to result in a liability to the Borrower or its Restricted Subsidiaries in excess of $1,000,000 individually or $2,000,000 in the aggregate; and

                           (i)      no conditions exist at, on or under any
property now or previously owned or leased by the Borrower which, with the passage of time, or the giving of notice or both, would give rise to material liability under any Environmental Law.

                  Section 6.13 ACCURACY OF INFORMATION. None of the factual information heretofore or contemporaneously furnished by or on behalf of the Borrower in writing to any Secured Party for purposes of or in connection with this Agreement, or any transaction contemplated hereby or with respect to any Permitted Acquisition or the financing contemplated hereby (true and complete copies of which were furnished to the Secured Parties in connection with its execution and delivery hereof), contains any untrue statement of a material fact, and none of the other factual information hereafter furnished in connection with this Agreement or any other Loan Document by the Borrower or any other Obligor to any Secured Party will contain any untrue statement of a material fact on the date as of which such information is dated or certified and, as of the date of the execution and delivery of this Agreement by the Administrative Agent and each Lender, the information delivered prior to the date of execution and delivery of this Agreement (unless such information specifically relates to a prior date) does not, and the factual information hereafter furnished shall not on the date as of which such information is dated or certified, omit to state any material fact necessary to make any information not misleading.

                  Section 6.14 REGULATIONS T, U AND X. No Obligor is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Credit Extensions will be used to purchase or carry margin stock or otherwise for a purpose which violates, or would be inconsistent with, F.R.S. Board Regulation T, U or X. Terms for which meanings are provided in F.R.S. Board Regulation T, U or X or any regulations substituted therefor, as from time to time in effect, are used in this Section with such meanings.

                  Section 6.15 YEAR 2000 PROBLEM. No Obligor has been adversely affected by the "Year 2000 Problem" (that is, the risk that computer applications used by such Obligor may

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be unable to recognize and properly perform date-sensitive functions involving certain dates prior to and any date after December 31, 1999). No Obligor reasonably believes that the "Year 2000 Problem" could reasonably be expected to have a Material Adverse Effect. At the request of the Administrative Agent, the Borrower shall provide the Administrative Agent assurance reasonably acceptable to the Administrative Agent of the Borrower's Year 2000 compatibility.

                  Section 6.16 GOVERNMENT CONTRACTS. The Borrower is not materially in default as to the terms of any government contract and has received no notices of default or notices to cure under any government contract for which the performance deficiency noted by any Governmental Authority has not been cured or otherwise resolved to such Governmental Authority's satisfaction.

                  Section 6.17 NO DEBARMENT. The Borrower is not subject to any pending or threatened debarment proceedings.

                  Section 6.18 ASSIGNMENT OF PAYMENTS. Except with respect to contracts for which the government has determined that a prohibition on assignment of claims is in the government's interest, the Borrower has the right to assign to the Administrative Agent all payments due or to become due under each of the Borrower's or the Restricted Subsidiary's government contracts, and there exists no uncancelled prior assignment of payments under any of such Persons's government contracts.

                  Section 6.19 SOLVENCY. The Borrower and its Subsidiaries, taken as a whole, are, and, upon the incurrence of any Obligations by any Obligor (including, without limitation, the making of the Loans, the delivery of the Subsidiary Guaranty and the Liens created by the Collateral Documents) on any date on which this representation is made, will be, Solvent.

                                   ARTICLE VII

                              AFFIRMATIVE COVENANTS

                  The Borrower agrees with each Lender, each Issuer and the Administrative Agent that until all Commitments have expired or terminated, all Obligations have been paid and performed in full and all Letters of Credit have expired or terminated (or the Administrative Agent shall have received cash (in a cash collateral account on terms satisfactory to the Administrative Agent) in the amount of all Letters of Credit Outstanding), the Borrower will, and will cause its Subsidiaries to, perform or cause to be performed the obligations set forth below.

                  Section 7.1 FINANCIAL INFORMATION, REPORTS, NOTICES, ETC. The Borrower will furnish or cause to be furnished to the Administrative Agent (with sufficient copies for each Lender) copies of the following financial statements, reports, notices and information:

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                           (a)      as soon as available and in any event within
60 days after the end of each of the first three Fiscal Quarters of each Fiscal Year, an unaudited consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such Fiscal Quarter and consolidated statements of income and cash flow of the Borrower and its Subsidiaries for such Fiscal
Quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter, and including (in each case), in comparative form the figures for the corresponding Fiscal Quarter in, and year to date portion of, the immediately preceding Fiscal Year, certified as complete and correct by the chief financial or accounting Authorized Officer of the Borrower;

                           (b)      as soon as available and in any event within
105 days after the end of each Fiscal Year, a copy of the consolidated balance sheet of the Borrower and its Subsidiaries, and the related consolidated statements of stockholders' equity and cash flow and the consolidated statements of income of the Borrower and its Subsidiaries for such Fiscal Year, setting forth in comparative form the figures for the immediately preceding Fiscal Year, audited (without any Impermissible Qualification) by independent public accountants acceptable to the Administrative Agent, stating that, in performing the examination necessary to deliver the audited financial statements of the Borrower, no knowledge was obtained of any Default;

                           (c)      concurrently with the delivery of the
financial information pursuant to CLAUSES (a) and (b), a Compliance Certificate, executed by the chief executive, financial or accounting Authorized Officer of the Borrower, showing compliance with the financial covenants set forth in
SECTION 8.4 and stating that no Default has occurred and is continuing (or, if a Default has occurred, specifying the details of such Default and the action that the Borrower has taken or proposes to take with respect thereto);

                           (d)      as soon as possible and in any event within
five days after the Borrower or any of its Subsidiaries obtains knowledge of the occurrence of a Default, a statement of the chief executive, financial or accounting Authorized Officer of the Borrower setting forth details of such Default and the action which the Borrower has taken and proposes to take with respect thereto;

                           (e)      as soon as possible and in any event within
five days after the Borrower or any of its Subsidiaries obtains knowledge of (i) the occurrence of any material adverse development with respect to any litigation, action, proceeding or labor controversy described in ITEM 6.7 of the Disclosure Schedule or (ii) the commencement of any litigation, action, proceeding or labor controversy of the type and materiality described in SECTION 6.7, notice thereof and, to the extent the Administrative Agent requests, copies of all documentation relating thereto;

                           (f)      promptly after the sending or filing
thereof, copies of all reports, notices, prospectuses and registration statements which the Borrower or any of its Subsidiaries files with the SEC or any national securities exchange;

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                           (g)      immediately upon becoming aware of (i) the
institution of any steps by the Borrower or any other Person to terminate any Pension Plan, (ii) the failure to make a required contribution to any Pension Plan if such failure is sufficient to give rise to a Lien under Section 302(f) of ERISA, (iii) the taking of any action with respect to a Pension Plan which could result in the requirement that the Borrower furnish a bond or other security to the PBGC or such Pension Plan, or (iv) the occurrence of any event with respect to any Pension Plan which could result in the incurrence by the Borrower of any material liability, fine or penalty, notice thereof and copies of all documentation relating thereto;

                           (h)      promptly upon receipt thereof from the
Borrower's audit committee, copies of all "management letters" submitted to the Borrower by the independent public accountants referred to in CLAUSE (b) in connection with each audit made by such accountants; and

                           (i)      such other financial and other information
as any Lender through the Administrative Agent may from time to time reasonably request (including information and reports in such detail as the Administrative Agent may request with respect to the terms of and information provided pursuant to the Compliance Certificate).

                  Section 7.2 MAINTENANCE OF EXISTENCE; COMPLIANCE WITH LAWS, ETC. The Borrower will, and will cause each of its Subsidiaries to,

                           (a)      except as otherwise permitted by SECTION
8.9, preserve and maintain its legal existence; and

                           (b)      comply in all material respects with all
applicable laws, rules, regulations and orders, including the payment, before the same become delinquent, of all taxes, assessments and governmental charges imposed upon the Borrower or its Subsidiaries or upon their property except to the extent being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside on the books of the Borrower or its Subsidiaries, as applicable.

                  Section 7.3 MAINTENANCE OF PROPERTIES. The Borrower will, and will cause each of its Subsidiaries to, maintain, preserve, protect and keep its and their respective properties in good repair, working order and condition (ordinary wear and tear excepted), and make necessary repairs, renewals and replacements so that the business carried on by the Borrower and its Subsidiaries may be properly conducted at all times, unless the Borrower determines in good faith that the continued maintenance of such property is no longer economically desirable.

                  Section 7.4 INSURANCE. The Borrower will, and will cause each of its Subsidiaries to:

                           (a)      maintain insurance on its property with
financially sound and reputable insurance companies against loss and damage in at least the amounts (and with only

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those deductibles) customarily maintained, and against such risks as are typically insured against in the same general area, by Persons of comparable size engaged in the same or similar business as the Borrower and its Subsidiaries; and

                           (b)      all worker's compensation, employer's
liability insurance or similar insurance as may be required under the laws of any state or jurisdiction in which it may be engaged in business.

Without limiting the foregoing, all insurance policies required pursuant to this Section shall (i) name the Administrative Agent on behalf of the Secured Parties as loss payee (in the case of property insurance) or additional insured (in the case of liability insurance), as applicable, and provide that no cancellation or modification of the policies will be made without thirty days' prior written notice (or ten days' prior written notice with respect to failure to pay the premium), to the Administrative Agent and (ii) be in addition to any requirements to maintain specific types of insurance contained in the other Loan Documents.

                  Section 7.5 BOOKS AND RECORDS. The Borrower will, and will cause each of its Subsidiaries to, keep books and records in accordance with GAAP which accurately reflect all of its business affairs and transactions and permit the Administrative Agent and each Lender or any of their respective representatives, at reasonable times and intervals upon reasonable notice to the Borrower, to visit its offices, to discuss its financial matters with its officers and employees, and its independent public accountants (and the Borrower hereby authorizes such independent public accountants to discuss the Borrower's and Subsidiaries' financial matters with the Administrative Agent and each Lender or their representatives whether or not any representative of the Borrower is present so long as the Borrower has been given reasonable prior written notice of such meeting) and to examine (and photocopy extracts from) any of its books and records. The Borrower shall pay any fees of such independent public accountants incurred in connection with the Administrative Agent's or any Lender's exercise of its rights pursuant to this Section. In addition to having the right to perform field audits of the Borrower's books and records, the Administrative Agent shall have the right, but not the obligation, to contact the contracting officer under any government contract directly to determine the Borrower's or any Restricted Subsidiary's contract performance status on the government contract; however, any contact between the Administrative Agent and the contracting officer shall be made on reasonable notice to the Borrower and in the presence of a representative or representatives of the Borrower. At the Administrative Agent's request, the Borrower shall promptly arrange for such communications between the Administrative Agent and a contracting officer.

                  Section 7.6 ENVIRONMENTAL LAW COVENANT. The Borrower will, and will cause each of its Subsidiaries to,

                           (a)      use and operate all of its facilities and
properties in material compliance with all Environmental Laws, keep all necessary permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and remain in

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material compliance therewith, and handle all Hazardous Materials in material compliance with all applicable Environmental Laws; and

                           (b)      promptly notify the Administrative Agent and
provide copies upon receipt of all material written claims, complaints, notices or inquiries relating to the condition of its facilities and properties in respect of, or as to compliance with, Environmental Laws, and shall promptly resolve any non-compliance with Environmental Laws and keep its property free of any Lien imposed by any Environmental Law.

                  Section 7.7 FUTURE SUBSIDIARIES; COLLATERAL. The Borrower shall promptly notify the Administrative Agent upon any Person becoming a Subsidiary, or upon an Obligor directly or indirectly acquiring additional Capital Stock of any existing Subsidiary or real property described in CLAUSE
(d) below, and

                           (a)      such Person shall, if it is a U.S.
Subsidiary, (i) execute and deliver to the Administrative Agent a supplement to the Subsidiary Guaranty and a supplement to the Subsidiary Security Agreement and (ii) to the extent such U.S. Subsidiary is required to pledge stock of a Subsidiary pursuant to CLAUSE (b) of SECTION 7.7, execute and deliver to the Administrative Agent a supplement to the Subsidiary Pledge Agreement, if not already a party thereto as a pledgor, in a manner satisfactory to the Administrative Agent;

                           (b)      the Borrower and each U.S. Subsidiary shall,
pursuant to the applicable Pledge Agreement (as supplemented, if necessary, by a foreign pledge agreement in form and substance satisfactory to the Administrative Agent), pledge to the Administrative Agent all of the outstanding shares of Capital Stock of (i) each U.S. Subsidiary and (ii) any Subsidiary that is not a U.S. Subsidiary owned (other than where such ownership is in such U.S. Subsidiary's capacity as a nominee shareholder) directly by the Borrower or such U.S. Subsidiary (PROVIDED, that, subject to the last sentence of this Section, not more than 65% of the Capital Stock of any Foreign Subsidiary shall be so pledged), along with undated stock powers for such certificates, executed in blank (or, if any such shares of Capital Stock are uncertificated, confirmation and evidence satisfactory to the Administrative Agent that the security interest in such uncertificated securities has been perfected (as a first priority Lien) by the Administrative Agent, for the benefit of the Secured Parties, in accordance with the U.C.C. or any other similar or local or foreign law which may be applicable);

                           (c)      the Borrower and each U.S. Subsidiary
shall, pursuant to the applicable Pledge Agreement, pledge to the Administrative Agent for its benefit and that of the Secured Parties, all intercompany notes evidencing Indebtedness in favor of the Borrower or such U.S. Subsidiary (which shall be in a form acceptable to the Administrative Agent); and

                           (d)      if such Person owns any real property having
a value as determined in good faith by the Administrative Agent in excess of $2,500,000, such Obligor will execute and deliver to the Administrative Agent a Mortgage, together with, in the case of real property, mortgagee's title insurance policies in amounts, in form and substance (including, if available, a

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revolving credit endorsement) and issued by insurers satisfactory to the
Administrative Agent, and such policies shall be accompanied by evidence of the payment in full of all premiums thereon;

together, in each case, with such opinions of legal counsel for the Borrower, which may be the corporate general counsel of the Borrower (which shall be from counsel satisfactory to the Administrative Agent) relating thereto, which legal opinions shall be in form and substance satisfactory to the Administrative Agent. The Borrower agrees that if, as a result of a change in law after the date hereof, (i) a Foreign Subsidiary can execute and deliver a supplement to the Subsidiary Guaranty or execute and deliver a supplement to the Subsidiary Pledge Agreement as a pledgor or (ii) the Borrower or any Subsidiary can pledge more than 65% of the Capital Stock of any Foreign Subsidiary or any intercompany Indebtedness of any Subsidiary evidenced by a note or other instrument, in any such case without material adverse tax consequences to the Borrower or such Subsidiary, then the provisions of CLAUSE (a) of this Section shall thereafter apply to any Foreign Subsidiary and/or (as the case may be) the provisions of CLAUSE (b) of this Section shall thereafter apply to 100% of the Capital Stock of such Foreign Subsidiary.

                  The Borrower shall, and shall cause each of its Subsidiaries to, cause the Administrative Agent on behalf of the Secured Parties to have at all times a first priority perfected security interest (subject only to Liens permitted under SECTION 8.3) in all of the property (real and personal, including Capital Stock owned by such Obligors) now or hereafter acquired from time to time by the Borrower and such Subsidiaries to the extent the same is of the type of property that constitutes "Collateral" (as defined in any Loan Document) or is required to be pledged or assigned to the Administrative Agent on behalf of the Secured Parties hereunder. Without limiting the generality of the foregoing, the Borrower shall, and shall cause each of its Subsidiaries to, promptly execute, deliver and/or file (as applicable) Uniform Commercial Code financing statements and other instruments and documentation deemed necessary by the Administrative Agent to grant and perfect such security interest, in each case in form and substance satisfactory to the Administrative Agent.

                  Notwithstanding the foregoing, in no event shall (i) Cayenta Post IPO, Titan Capital Trust or Titan Africa, Inc. be subject to the provisions of this SECTION 7.7 or be required to grant any Liens in favor of the Administrative Agent on behalf of the Secured Parties and (ii) the Borrower be required to grant any Lien on any Capital Stock of Titan Capital Trust.

                  Section 7.8 USE OF PROCEEDS. The Borrower (a) will apply the Revolving Loans only in accordance with CLAUSES (i), (ii) and (iii) below, (b) will apply the proceeds of the Term B Loans only in accordance with CLAUSE (iv) below and (c) will apply the proceeds of the Multi-Draw Term Loans and the Term C Loans only in accordance with CLAUSES (i), (ii), (iii) and (iv) below:

                  (i) for working capital and general corporate purposes of the Borrower and its Restricted Subsidiaries, including Permitted Acquisitions by such Persons;

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

                  (ii) to pay fees and expenses related to the Loans and the Letters of Credit;

                  (iii)    to finance Capital Expenditures; and

                  (iv) to repay certain existing Indebtedness of the Borrower and its Subsidiaries and pay related fees and expenses.

                  Section 7.9 CONTRACT OBLIGATIONS. The Borrower shall, and shall cause each Restricted Subsidiary, to perform in accordance with its terms every contract, agreement, obligation or other arrangement to which such Person is a party or by which it or any of its property is bound, including government contracts. In the event that any material default or material performance deficiency occurs, the Borrower shall notify the Administrative Agent promptly in writing. The Borrower shall provide the Administrative Agent promptly with copies of any cure notices or default notices it may receive from a Governmental Authority on any government contract and detail the proposed corrective action. At the Administrative Agent's request, the Borrower shall also provide the Administrative Agent with copies of any stop work notices in effect at the date of the Administrative Agent's request.

                                  ARTICLE VIII

                               NEGATIVE COVENANTS

                  The Borrower covenants and agrees with each Lender, each Issuer and the Administrative Agent that until all Commitments have expired or terminated, all Obligations have been paid and performed in full and all Letters of Credit have expired or terminated (or the Administrative Agent shall have received immediately available funds in a collateral account on terms satisfactory to the Administrative Agent in the amount of all Letters of Credit Outstanding), the Borrower will not, and will not permit its Restricted Subsidiaries to, do any of the following.

                  Section 8.1 BUSINESS ACTIVITIES. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, engage in any business activity except those business activities primarily engaged in by the Borrower and its Restricted Subsidiaries as of the Closing Date and activities reasonably incidental thereto.

                  Section 8.2 INDEBTEDNESS. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, create, incur, assume or permit to exist any Indebtedness, other than:

                           (a)      Indebtedness in respect of the Obligations;

                           (b)      Indebtedness in respect of Hedging
Obligations;

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                           (c)      Indebtedness existing as of the Closing Date
which is identified in ITEM 8.2 of the Disclosure Schedule;

                           (d)      unsecured Indebtedness (i) incurred in the
ordinary course of business of the Borrower and the Guarantors (including open accounts extended by suppliers on normal trade terms in connection with purchases of goods and services which are not overdue for a period of more than 90 days or, if overdue for more than 90 days, as to which a dispute exists and adequate reserves in conformity with GAAP have been established on the books of the Borrower or such Guarantor) and (ii) in respect of performance, surety or appeal bonds provided in the ordinary course of business, but excluding (in each case), Indebtedness incurred through the borrowing of money or Contingent Liabilities in respect thereof;

                           (e)      Indebtedness of any Guarantor owing to the
Borrower or any other Guarantor, which Indebtedness shall be evidenced by one or more promissory notes in form and substance satisfactory to the Administrative Agent, duly executed and delivered in pledge to the Administrative Agent pursuant to a Loan Document, and shall not be forgiven or otherwise discharged for any consideration other than payment in full or in part in cash (PROVIDED, that only the amount repaid in part shall be discharged);

                           (f)      unsecured Indebtedness (not evidenced by a
note or other instrument) of the Borrower owing to a Guarantor that has previously executed and delivered to the Administrative Agent the Interco Subordination Agreement;

                           (g)      Indebtedness of the Borrower and the
Guarantors in respect of purchase money Indebtedness and Capitalized Lease Liabilities which does not exceed $15,000,000 in the aggregate; and

                           (h)      Indebtedness of the Borrower to Titan
Capital Trust consisting of the Debentures in an aggregate principal amount not to exceed $257,732,000 plus the amount of any accrued interest which is added to principal in accordance with the HIGH TIDES Documents and the Sub Debt Documents;

                           (i)      other unsecured Indebtedness of the Borrower
and the Guarantors in an aggregate amount at any time outstanding not to exceed $15,000,000;

PROVIDED, HOWEVER, that no Indebtedness otherwise permitted by CLAUSE (e) shall be assumed or otherwise incurred if a Default has occurred and is then continuing or would result therefrom.

                  Section 8.3 LIENS. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, create, incur, assume or permit to exist any Lien upon any of its property (including Capital Stock of any Person), revenues or assets, whether now owned or hereafter acquired, except:

                           (a)      Liens securing payment of the Obligations;

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

                           (b)      Liens existing as of the Closing Date and
disclosed in ITEM 8.3 of the Disclosure Schedule securing Indebtedness described in CLAUSE (c) of SECTION 8.2; PROVIDED that no such Lien shall encumber any additional collateral and the amount of Indebtedness secured by such Lien is not increased from that existing on the Closing Date;

                           (c)      Liens for taxes, assessments or other
governmental charges or levies not at the time delinquent or thereafter payable without penalty or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

                           (d)      Liens in favor of carriers, warehousemen,
mechanics, materialmen and landlords granted in the ordinary course of business for amounts not overdue or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

                           (e)      Liens incurred or deposits made in the
ordinary course of business in connection with workmen's compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, statutory obligations, bids, leases or other similar obligations (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety and appeal bonds or performance bonds;

                           (f)      judgment Liens in existence for less than 45
days after the entry thereof or with respect to which execution has been stayed or the payment of which is covered in full (subject to a customary deductible) by insurance maintained with responsible insurance companies and which do not otherwise result in an Event of Default under SECTION 9.1(f);

                           (g)      easements, rights-of-way, zoning
restrictions, minor defects or irregularities in title and other similar encumbrances not interfering in any material respect with the value or use of the property to which such Lien is attached; and

                           (h)      Liens securing payment of Indebtedness of
the type described in CLAUSE (g) of SECTION 8.2 used to purchase or lease assets of the Borrower or any Guarantor so long as such Lien extends only to the asset or assets so financed.

                  Section 8.4 FINANCIAL CONDITION AND OPERATIONS. The Borrower will not permit to occur any of the events set forth below.

                           (a)      TOTAL DEBT TO EBITDA RATIO. The Borrower
will not permit the Total Debt to EBITDA Ratio as of the last day of any Fiscal Quarter to be greater than the ratio set forth opposite such date:

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

DATE                                                                      TOTAL DEBT TO EBITDA RATIO
Closing Date and First Fiscal Quarter of
Fiscal Year 2000                                                                   3.50:1.00
Second Fiscal Quarter of Fiscal Year 2000                                          3.50:1.00
Third Fiscal Quarter of Fiscal Year 2000                                           3.50:1.00
Fourth Fiscal Quarter of Fiscal Year 2000                                          3.50:1.00

First Fiscal Quarter of Fiscal Year 2001                                           3.25:1.00
Second Fiscal Quarter of Fiscal Year 2001                                          3.25:1.00
Third Fiscal Quarter of Fiscal Year 2001                                           3.25:1.00
Fourth Fiscal Quarter of Fiscal Year 2001                                          3.25:1.00

First Fiscal Quarter of Fiscal Year 2002                                           3.00:1.00
Second Fiscal Quarter of Fiscal Year 2002                                          3.00:1.00
Third Fiscal Quarter of Fiscal Year 2002                                           3.00:1.00
Fourth Fiscal Quarter of Fiscal Year 2002                                          3.00:1.00

First Fiscal Quarter of Fiscal Year 2003 and
each Fiscal Quarter thereafter                                                     2.50:1.00


                           (b)      MINIMUM NET WORTH.

                                    (i)      Prior to the consummation of the
         ACS Acquisition, the Borrower shall not permit its Net Worth as of the end of any Fiscal Quarter to be less than the sum of (u) $80,000,000, PLUS (v) 50% of Net Income in excess of zero for all Fiscal Quarters, commencing with the Fiscal Quarter ending March 31, 2000, PLUS (w) the product of 80% TIMES the net increase to the Borrower's shareholders' equity resulting from the initial public offering of Cayenta after the Closing Date, PLUS (x) the product of 80% TIMES the net cash proceeds derived from the issuance of common stock by the Borrower after the Closing Date, MINUS (y) subsequent to any spin-off of Cayenta, the portion of Net Worth attributable to Cayenta immediately prior to such spin-off, MINUS (z) the net decrease to the Borrower's shareholders' equity resulting from the deferred compensation charge related to the employee, director, officer and consultant stock options of Cayenta in connection with the initial public offering of Cayenta.

                                    (ii)     Subsequent to the consummation of
         the ACS Acquisition, the Borrower shall not permit its Net Worth as of the end of the Fiscal Quarter during which the ACS Acquisition occurred and each Fiscal Quarter thereafter to be less than the sum of (u) $115,000,000, PLUS (v) 50% of Net Income in excess of zero for all Fiscal Quarters, commencing with the Fiscal Quarter ending March 31, 2000, PLUS (w) the product of 80% TIMES the net increase to the Borrower's shareholders' equity resulting from the initial public offering of Cayenta after the Closing Date, PLUS (x) the product of 80% TIMES the

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

         net cash proceeds derived from the issuance of common stock by the Borrower after the Closing Date, MINUS (y) subsequent to any spin-off of Cayenta, the portion of Net Worth attributable to Cayenta immediately prior to such spin-off, MINUS (z) the net decrease to the Borrower's shareholders' equity resulting from the deferred compensation charge related to the employee, director, officer and consultant stock options of Cayenta in connection with the initial public offering of Cayenta.

                           (c)      FIXED CHARGE COVERAGE RATIO. The Borrower
will not permit the Fixed Charge Coverage Ratio as of the end of any Fiscal Quarter to be less than 1.00:1.00.

                           (d)      INTEREST COVERAGE RATIO. The Borrower will
not permit the Interest Coverage Ratio as of the last day of any Fiscal Quarter to be less than the ratio set forth below:

                                    (i)      For any Fiscal Quarter of Fiscal
         Year 2000, 3.25:1.00;

                                    (ii)     For any Fiscal Quarter of Fiscal
         Year 2001, 3.75:1.00; and

                                    (iii)    For any Fiscal Quarter of Fiscal
         Year 2002 and thereafter, 4.00:1.00.

                           (e)      Any calculation to determine compliance
with CLAUSES (a), (b) or (d) of this SECTION 8.4 or to determine whether a Default has occurred or would occur as a result of a particular transaction shall be on a PRO FORMA basis and calculated on the assumption that any Permitted Acquisitions or other relevant transaction which occurred during the relevant period were consummated on the first day of such period. Any calculation to determine compliance with CLAUSE (c) of this SECTION 8.4 or to determine whether a Default has occurred or would occur as a result of a particular transaction shall be (i) on a PRO FORMA basis and calculated on the assumption that any Permitted Acquisitions using the pooling method of accounting or other transaction (except as set forth in CLAUSE (ii) below) which occurred during the relevant period were consummated on the first day of such period and (ii) on a historical basis with respect solely to the Borrower and its U.S. Subsidiaries to the extent any Permitted Acquisitions using the purchase method of accounting were consummated during the relevant period.

                  Section 8.5 INVESTMENTS. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, purchase, make, incur, assume or permit to exist any Investment in any other Person, except:

                           (a)      Investments existing on the Closing Date and
identified in ITEM 8.5 of the Disclosure Schedule;

                           (b)      Cash Equivalent Investments;

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

                           (c)      without duplication, Investments to the
extent permitted as Indebtedness pursuant to SECTION 8.2;

                           (d)      Investments by way of contributions to
capital or purchases of equity (i) by the Borrower in any Guarantor (other than Cayenta) or by such Guarantor in other Guarantors (other than Cayenta); or (ii) by any Subsidiary in the Borrower;

                           (e)      Investments constituting (i) accounts
receivable arising, (ii) trade debt granted, or (iii) deposits made in connection with the purchase price of goods or services, in each case in the ordinary course of business;

                           (f)      Investments by way of Permitted
Acquisitions;

                           (g)      Investments received in connection with the
bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;

                           (h)      Investments consisting of any deferred
portion of the sales price received by the Borrower or any Guarantor in connection with any asset sale permitted under SECTION 8.10;

                           (i)      Hedging Agreements; and

                           (j)      after the Closing Date, other Investments
(other than any acquisition of any Person) in an amount not to exceed $25,000,000 in the aggregate over the remaining term of this Agreement;

PROVIDED, HOWEVER, that

                                    (i)      any Investment which when made
         complies with the requirements of CLAUSES (a), (b) or (c) of the definition of the term "Cash Equivalent Investment" may continue to be held notwithstanding that such Investment if made thereafter would not comply with such requirements;

                                    (ii)     no Investment otherwise permitted
         by CLAUSES (c), (d), (e), (f), (g) or (j) shall be permitted to be made if any Default has occurred and is continuing or would result therefrom; and

                                    (iii)    after the Closing Date the
         aggregate amount of acquisitions (whether pursuant to an acquisition of stock, assets constituting a business unit of any Person or all or substantially all of the assets of any Person or otherwise and including any assumed debt) by the Borrower or any Guarantor of any Person or the assets of any Person shall not exceed $100,000,000 over the remaining term of this Agreement (excluding the ACS Acquisition and the

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

         acquisitions of Acquisition Two and LinCom and the amount of any acquisition which has received the prior written consent of the Required Lenders).

                  Section 8.6 RESTRICTED PAYMENTS, ETC. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, declare or make a Restricted Payment, or make any deposit for any Restricted Payment, other than:

                           (a)      dividends or distributions payable in common
stock of the Borrower and its Restricted Subsidiaries;

                           (b)      Restricted Payments made by Restricted
Subsidiaries to the Borrower or wholly owned Restricted Subsidiaries;

                           (c)      the payment of accrued and unpaid
distributions by Titan Capital Trust on the HIGH TIDES so long as no Default shall have occurred and be continuing or would result therefrom;

                           (d)      solely in the event that the ACS Acquisition
is not consummated on or prior to March 31, 2000, the repurchase of HIGH TIDES having an aggregate liquidation value not to exceed the lesser of (x) an amount equal to 50% of the gross proceeds of the HIGH TIDES (including any HIGH TIDES issued as a result of the exercise of the over-allotment option) plus a premium equal to 2.5% of such gross proceeds and (y) the aggregate liquidation value of HIGH TIDES tendered pursuant to the repurchase offer made by Titan Capital Trust as a result of the failure to consummate such acquisition plus a premium equal to 2.5% of such aggregate liquidation value;

                           (e)      subsequent to the issuance of shares in
connection with the initial public offering of Cayenta pursuant to the terms of the applicable underwriting agreement, the spin-off of Cayenta to shareholders of the Borrower; provided that the Total Debt to EBITDA Ratio does not exceed 3.00:1:00 (calculated on a PRO FORMA basis) at the time of such spin-off and, at the time of such spin-off, no Default shall have occurred and be continuing or be caused thereby, both before and after giving effect to such spin-off (with financial covenants to be calculated on a historical and a PRO FORMA basis after giving effect to such spin-off); and

                           (f)      redemptions of Capital Stock, provided, that
the following conditions are met:

                                    (i)      the Total Debt to EBITDA Ratio,
         immediately following such redemption is less than 3.00:1.00, calculated on a PRO FORMA basis; and

                                    (ii)     the Fixed Charge Coverage Ratio
         immediately following the redemption shall not be less than the ratio required for the period in

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

         which such redemption occurs, as set forth in SECTION 8.4(c), calculated on a PRO FORMA basis; and

                                    (iii)    the aggregate value of such
         redemptions shall not exceed $5,000,000 in any Fiscal Year; and

                                    (iv)     the aggregate value of all such
         redemptions shall not exceed $20,000,000; and

                                    (v)      the unborrowed Revolving Loan
         Commitment Amount shall not be less than $20,000,000 at the time of such redemption; and

                                    (vi) at the time of such Restricted Payment,
         both before and after giving effect to such Restricted Payment, no Default shall have occurred and be continuing or caused thereby.

                  Section 8.7 SUBORDINATED DEBT. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, (a) make any payment or prepayment of principal of, or premium or interest on, any Subordinated Debt; (b) pay or cause to be paid any consideration, whether by way of payment of principal, interest, fee, indemnity or otherwise, to (i) any holder of any Indebtedness (in its capacity as such) that is subordinate or junior in right of payment to amounts owing hereunder or (ii) any holder (in its capacity as such) of any Capital Stock or other securities of any Obligor or any warrants, options or subscription rights with respect to any Capital Stock of any Obligor (whether as payment of such obligations, Capital Stock, securities, warrants, options or subscription rights or otherwise or as inducement to, any consent, waiver or amendment of any of the terms or provisions of the documentation evidencing such Subordinated Debt or such Capital Stock, securities, warrants, options or subscription rights); (c) refinance, redeem, retire, purchase, defease or otherwise acquire any Subordinated Debt; or (d) make any deposit (including the payment of amounts into a sinking fund or other similar fund) for any of the foregoing purposes; PROVIDED that

                                    (i)      the Borrower and its Restricted
         Subsidiaries may pay, in the case of interest only, interest on such Subordinated Debt no earlier than the stated, scheduled date for such payment of interest set forth in the Sub Debt Documents governing such Subordinated Debt, so long as no Default shall have occurred and be continuing or would result therefrom;

                                    (ii)     (x) the Borrower may redeem the
         Debentures having an aggregate principal amount not to exceed the aggregate liquidation value of HIGH TIDES permitted to be repurchased under SECTION 8.6(d) plus a premium of 2.5% of such principal amount and pay accrued and unpaid interest on such redeemed Debentures in the event that the ACS Acquisition is not consummated on or prior to March 31, 2000 and (y) the Borrower may remarket

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

         the Debentures in accordance with the HIGH TIDES Documents and the Sub Debt Documents and pay any interest thereon in accordance with CLAUSE (i) above; and

                                    (iii)    the Borrower and its Restricted
         Subsidiaries may make Restricted Payments as permitted under SECTION
         8.6.

                  Section 8.8 STOCK OF RESTRICTED SUBSIDIARIES. The Borrower will not permit any of its Restricted Subsidiaries to, (a) issue any Capital Stock (whether for value or otherwise) to any Person other than (i) officers or employees of the Guarantors, in connection with incentive compensation programs or employee benefit plans, (ii) the Borrower or another wholly owned Guarantor,
(iii) in connection with any remarketing of the HIGH TIDES or (b) other than as set forth in SECTION 8.6, become liable in respect of any obligation (contingent or otherwise) to purchase, redeem, retire, acquire or make any other payment in respect of any shares of Capital Stock of the Borrower or any Restricted Subsidiary or any option, warrant or other right to acquire any such shares of Capital Stock; PROVIDED, HOWEVER, that Titan Capital Trust may incur such obligations contemplated by, the HIGH TIDES Documents (it being understood that performance of such obligations shall be subject to the provisions of this Agreement); PROVIDED, FURTHER, that the options and warrants issued by the Guarantors as set forth in ITEM 8.8 of the Disclosure Schedule shall be permitted; and PROVIDED, FURTHER, that each Guarantor (other than any member of the Cayenta Group) may issue options and warrants for up to five percent (5%) of such Guarantor's Capital Stock, inclusive of options and warrants issued by such Guarantor as set forth in ITEM 8.8 of the Disclosure Schedule.

                  Section 8.9 CONSOLIDATION, MERGER, ETC. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, liquidate or dissolve, consolidate with, or merge into or with, any other Person, or purchase or otherwise acquire all or substantially all of the assets of any Person (or of any division thereof), except

                           (a)      any Guarantor may liquidate or dissolve
voluntarily into, and may merge with and into, the Borrower or any other Guarantor, and the assets or stock of any Guarantor may be purchased or otherwise acquired by the Borrower or any other Guarantor; PROVIDED, FURTHER, that in no event shall any Guarantor consolidate with or merge with and into any other Guarantor unless after giving effect thereto, the Administrative Agent shall have a perfected pledge of, and security interest in and to, at least the same percentage of the issued and outstanding shares of Capital Stock of the surviving Person as the Administrative Agent had immediately prior to such merger or consolidation in form and substance satisfactory to the Administrative Agent and its counsel, pursuant to such documentation and opinions as shall be necessary in the opinion of the Administrative Agent to create, perfect or maintain the collateral position of the Administrative Agent and the Secured Parties therein as contemplated by this Agreement; and

                           (b)      so long as no Default has occurred and is
continuing or would occur after giving effect thereto, the Borrower or any Guarantor may (to the extent permitted by CLAUSE (f) of SECTION 8.5) purchase all or substantially all of the assets or stock of any Person (or

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

any division thereof) (other than the Borrower or any Restricted Subsidiary, such intercompany transactions being subject to CLAUSE (a)), or acquire such Person by merger.

                  Section 8.10 PERMITTED DISPOSITIONS. Other than in connection with the Borrower's incentive compensation arrangements, the Borrower will not, and will not permit any of its Restricted Subsidiaries to, sell, transfer, lease, contribute or otherwise convey (including by way of merger), or grant options, warrants or other rights with respect to, any of the Borrower's or such Restricted Subsidiaries' assets (including accounts receivable and Capital Stock of the Borrower and its Restricted Subsidiaries) to any Person in one transaction or series of transactions unless such transaction is (a) in the ordinary course of its business (including, without limitation, leasing of equipment of the Titan Wireless or Titan Scan business units) or in connection with the Borrower's internal reorganization, so long as such transaction does not involve all or substantially all of the Borrower's or a Guarantor's assets and the transaction is solely between or among the Borrower and the Guarantors, (b) a transaction among the Borrower and/or the Guarantors permitted by SECTION 8.9(a), (c) the disposition of Capital Stock of Cayenta in connection with an initial public offering (i) so long as no Default shall have occurred and then be continuing or would result from the initial public offering and (ii) the Borrower continues to own at least 51% of the Capital Stock of Cayenta subsequent to such initial public offering, (d) a spin-off of the remaining Capital Stock of Cayenta owned by the Borrower to the shareholders of the Borrower subsequent to Cayenta's initial public offering so long as (i) the Total Debt to EBITDA Ratio does not exceed 3.00:1:00 (calculated on a PRO FORMA basis) at the time of such spin-off and (ii) at the time of such spin-off, no Default shall have occurred and be continuing or be caused thereby, both before and after giving effect to such spin-off (with financial covenants to be calculated on a historical and a PRO FORMA basis after giving effect to such spin-off), or
(e) of assets having an aggregate fair market value not in excess of $10,000,000 in any Fiscal Year or $40,000,000 over the term of this Agreement so long as the Borrower complies with SECTION 3.1(c).

                  Section 8.11 MODIFICATION OF CERTAIN AGREEMENTS. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, consent to any amendment, supplement, waiver or other modification of, or enter into any forbearance from exercising any rights with respect to the terms or provisions contained in,

                           (a)      the Sub Debt Documents or the HIGH TIDES
Documents, other than (i) pursuant to the remarketing provisions contained in the HIGH TIDES Documents or (ii) any amendment, supplement, waiver or modification which (x) extends the date or reduces the amount of any required repayment, prepayment or redemption of the principal of such Subordinated Debt or the liquidation value of the HIGH TIDES, (y) reduces the rate or extends the date of payment of the interest, premium (if any) or fees payable on such Subordinated Debt or the distributions payable on the HIGH TIDES, or (z) makes the covenants, events of default or remedies in such Sub Debt Documents or HIGH TIDES Documents less restrictive on the Borrower or Titan Capital Trust; or

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                           (b)      each purchase agreement pursuant to which a
Permitted Acquisition occurs (including, without limitation, the ACS Acquisition Agreement); or

                           (c)      the Borrower's or any Restricted
Subsidiary's Organic Documents to the extent that any such change would be adverse to the interests of the Secured Parties.

                  Section 8.12 TRANSACTIONS WITH AFFILIATES. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, enter into or cause or permit to exist any arrangement or contract (including for the purchase, lease or exchange of property or the rendering of services) with any of its other Affiliates, unless such arrangement or contract (i) is on fair and reasonable terms no less favorable to the Borrower or such Restricted Subsidiary than it could obtain in an arm's-length transaction with a Person that is not an Affiliate and (ii) is of the kind which would be entered into by a prudent Person in the position of the Borrower or such Restricted Subsidiary with a Person that is not one of its Affiliates.

                  Section 8.13 RESTRICTIVE AGREEMENTS, ETC. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, enter into any agreement prohibiting

                           (a)      the creation or assumption of any Lien upon
its properties, revenues or assets, whether now owned or hereafter acquired;

                           (b)      the ability of any Obligor to amend or
otherwise modify this Agreement or any other Loan Document; or

                           (c)      the ability of any Restricted Subsidiary to
make any payments, directly or indirectly, to the Borrower, including by way of dividends, advances, repayments of loans, reimbursements of management and other intercompany charges, expenses and accruals or other returns on investments.

The foregoing prohibitions shall not apply to restrictions contained in this Agreement and any other Loan Document.

                  Section 8.14 SALE AND LEASEBACK. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly enter into any agreement or arrangement providing for the sale or transfer by it of any property (now owned or hereafter acquired) to a Person and the subsequent lease or rental of such property or other similar property from such Person involving an amount of sale proceeds in excess of $5,000,000 per transaction or series of related transactions. The Net Proceeds of such sale and leaseback shall be applied by the Borrower pursuant to SECTION 3.1(c).

                  Section 8.15 INDEBTEDNESS OF FOREIGN SUBSIDIARIES. The Borrower will not permit any of its direct or indirect Foreign Subsidiaries to create, incur, assume or permit to exist any Indebtedness in excess of $10,000,000 in the aggregate at any one time outstanding, other

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than any such Indebtedness which is non-recourse to the Borrower or any of its U.S. or Foreign Subsidiaries.

                  Section 8.16 RESTRICTIONS ON TITAN CAPITAL TRUST. Notwithstanding anything herein to the contrary, the Borrower shall not permit Titan Capital Trust to engage in any business or conduct any activities other than as permitted under the Declaration of Trust.

                                   ARTICLE IX

                                EVENTS OF DEFAULT

                  Section 9.1 EVENTS OF DEFAULT. Each of the following events or occurrences described in this Article shall constitute an "EVENT OF DEFAULT".

                           (a)      NON-PAYMENT OF OBLIGATIONS. The Borrower
shall default in the payment or prepayment when due of

                                    (i)      any principal of or interest on any
         Loan, or any Reimbursement Obligation or any deposit of cash for collateral purposes pursuant to SECTION 2.11(E); or

                                    (ii)     any fee described in ARTICLE III or
         any other monetary Obligation and such default shall continue unremedied for a period of three days (including one Business Day) after such amount was due.

                           (b)      BREACH OF WARRANTY. Any representation or
warranty of any Obligor made or deemed to be made in any Loan Document (including any certificates delivered pursuant to ARTICLE V) is or shall be incorrect (i) in any respect when made or deemed to have been made (with respect to representations and warranties qualified by materiality or a Material Adverse Effect) or (ii) in any material respect when made or deemed to have been made (with respect to all other representations or warranties).

                           (c)      NON-PERFORMANCE OF CERTAIN COVENANTS AND
OBLIGATIONS. The Borrower shall default in the due performance or observance of any of its obligations under SECTION 7.1, SECTION 7.8 or ARTICLE VIII or any Obligor shall default in the due performance or observance of its obligations under (i) Articles III or IV of the Subsidiary Guaranty, (ii) Articles III or IV of a Security Agreement, or (iii) Articles III or IV of a Pledge Agreement.

                           (d)      NON-PERFORMANCE OF OTHER COVENANTS AND
OBLIGATIONS. Any Obligor shall default in the due performance and observance of any other agreement contained herein or in any other Loan Document executed by it, and such default shall continue unremedied for a period of 30 days after notice thereof shall have been given to the Borrower by the Administrative Agent or any Lender.

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                           (e)      DEFAULT ON OTHER INDEBTEDNESS. A default
shall occur in the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any Indebtedness (including for purposes of this SECTION 9.1(e), all items which, in accordance with GAAP, would be included as liabilities on the liability side of the balance sheet of a Person as of the date at which Indebtedness is to be determined, but excluding Indebtedness described in SECTION 9.1(a)) of the Borrower or any of its Subsidiaries (other than Cayenta Post IPO) or any other Obligor having a principal amount, individually or in the aggregate, in excess of $5,000,000, or a default shall occur in the performance or observance of any obligation or condition with respect to such Indebtedness if the effect of such default is to accelerate the maturity of any such Indebtedness or such default shall continue unremedied for any applicable period of time sufficient to permit the holder or holders of such Indebtedness, or any trustee or agent for such holders, to cause or declare such Indebtedness to become due and payable or to require such Indebtedness to be prepaid, redeemed, purchased or defeased, or require an offer to purchase or defease such Indebtedness to be made, prior to its expressed maturity.

                           (f)      JUDGMENTS. Any judgment or order for the
payment of money in excess of $4,000,000 (exclusive of any amounts fully covered by insurance (less any applicable deductible) and as to which the insurer has acknowledged its responsibility to cover such judgment or order) shall be rendered against the Borrower or any of its Subsidiaries (other than Cayenta Post IPO) or any other Obligor and such judgment shall not have been vacated or discharged or stayed or bonded pending appeal within 30 days after the entry thereof.

                           (g)      PENSION PLANS. Any of the following events
shall occur with respect to any Pension Plan

                                    (i)      the institution of any steps by the
         Borrower, any member of its Controlled Group or any other Person to terminate a Pension Plan if, as a result of such termination, the Borrower or any such member could be required to make a contribution to such Pension Plan, or could reasonably expect to incur a liability or obligation to such Pension Plan, in excess of $1,000,000; or

                                    (ii)     a contribution failure occurs with
         respect to any Pension Plan sufficient to give rise to a Lien under section 302(f) of ERISA.

                           (h)      CHANGE IN CONTROL. Any Change in Control
shall occur.

                           (i)      BANKRUPTCY, INSOLVENCY, ETC. The Borrower,
any of its Restricted Subsidiaries, any other Significant Subsidiary (other than Cayenta Post IPO) or any other Obligor shall

                                    (i)      become insolvent or generally fail
         to pay, or admit in writing its inability or unwillingness generally to pay, debts as they become due;

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                                    (ii)     apply for, consent to, or acquiesce
         in the appointment of a trustee, receiver, sequestrator or other custodian for any substantial part of the property of any thereof, or make a general assignment for the benefit of creditors;

                                    (iii)    in the absence of such application,
         consent or acquiescence, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for a substantial part of the property of any thereof, and such trustee, receiver, sequestrator or other custodian shall not be discharged within 60 days; PROVIDED, that the Borrower, each Subsidiary (other than Cayenta Post
         IPO) and each other Obligor hereby expressly authorizes each Secured Party to appear in any court conducting any relevant proceeding during such 60-day period to preserve, protect and defend their rights under the Loan Documents;

                                    (iv)     permit or suffer to exist the
         commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law or any dissolution, winding up or liquidation proceeding, in respect thereof, and, if any such case or proceeding is not commenced by the Borrower, any Subsidiary (other than Cayenta Post IPO) or any Obligor, such case or proceeding shall be consented to or acquiesced in by the Borrower, such Subsidiary or such Obligor, as the case may be, or shall result in the entry of an order for relief or shall remain for 60 days undismissed; PROVIDED, that the Borrower, each Subsidiary (other than Cayenta Post IPO) and each Obligor hereby expressly authorizes each Secured Party to appear in any court conducting any such case or proceeding during such 60-day period to preserve, protect and defend their rights under the Loan Documents; or

                                    (v)      take any action authorizing, or in
         furtherance of, any of the foregoing.

                           (j)      IMPAIRMENT OF SECURITY, ETC. Any Loan
Document or any Lien granted thereunder shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of any Obligor party thereto; any Obligor or any other party shall, directly or indirectly, contest in any manner such effectiveness, validity, binding nature or enforceability; or, except as permitted under any Loan Document, any Lien securing any Obligation shall, in whole or in part, cease to be a perfected first priority Lien.

                           (k)      FAILURE OF SUBORDINATION. Unless otherwise
waived or consented to by the Administrative Agent, the Lenders and the Issuers in writing, the subordination provisions relating to any Subordinated Debt (the "SUBORDINATION PROVISIONS") shall fail to be enforceable by the Administrative Agent, the Lenders and the Issuers in accordance with the terms thereof, or the monetary Obligations shall fail to constitute "Senior Indebtedness" or "Secured Debt" (or

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similar term) referring to the Obligations; or the Borrower or any of its
Subsidiaries shall, directly or indirectly, disavow or contest in any manner
(i) the effectiveness, validity or enforceability of any of the Subordination Provisions, (ii) that the Subordination Provisions exist for the benefit of the Administrative Agent, the Lenders and the Issuers or (iii) that all payments of principal of or premium and interest on the Subordinated Debt, or realized from the liquidation of any property of any Obligor, shall be subject to any of such Subordination Provisions.

                           (l)      GOVERNMENT CONTRACTS. Any government
contract is terminated for default or any "show cause" letter is not ultimately cured.

                           (m)      ISSUANCE OF DEBENTURES TO HOLDERS OF HIGH
TIDES OR REDEMPTION. Any event occurs which, pursuant to the terms of the HIGH TIDES Documents, requires the Borrower to dissolve Titan Capital Trust and issue the Debentures directly to the holders of the HIGH TIDES or requires the Borrower or Titan Capital Trust to redeem, prepay or offer to purchase the Debentures or the HIGH TIDES (except as permitted by SECTION 8.6(d) and SECTION 8.7(d)(ii)).

                           (n)      EVENT OF DEFAULT UNDER DECLARATION OF TRUST.
Any "Event of Default" as defined in the Declaration of Trust, or any event which, with the passing of time or the giving of notice, or both, would constitute an "Event of Default" as defined in the Declaration of Trust, occurs.

                  Section 9.2 ACTION IF BANKRUPTCY. If any Event of Default described in SECTION 9.1(i) shall occur, the Commitments (if not theretofore terminated) shall automatically terminate and the outstanding principal amount of all outstanding Loans and all other Obligations (including Reimbursement Obligations) shall automatically be and become immediately due and payable, without presentment, protest, notice or demand (all of which are hereby expressly waived by the Borrower) and the Borrower or any other Obligor shall automatically and immediately be obligated to deposit with the Administrative Agent cash collateral in an amount equal to all Letter of Credit Outstandings.

                  Section 9.3 ACTION IF OTHER EVENT OF DEFAULT. If any Event of Default (other than any Event of Default described in SECTION 9.1(i)) shall occur for any reason, whether voluntary or involuntary, and be continuing, the Administrative Agent, upon the direction of the Required Lenders, shall by notice to the Borrower declare all or any portion of the outstanding principal amount of the Loans and other Obligations (including Reimbursement Obligations) to be due and payable and/or the Commitments (if not theretofore terminated) to be terminated, whereupon the full unpaid amount of such Loans and other Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further presentment, protest, notice or demand (all of which are hereby expressly waived by the Borrower) and/or, as the case may be, the Commitments shall terminate and the Borrower and the Obligors shall automatically and immediately be obligated to deposit with the Administrative Agent cash collateral in an amount equal to all Letter of Credit Outstandings.

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                                    ARTICLE X

                                THE CREDIT AGENTS

                  Section 10.1 ACTIONS. Each Lender hereby appoints (a) CSFB as its Administrative Agent, First Union Securities, Inc. as its Syndication Agent and Scotiabank as its Documentation Agent under and for purposes of this Agreement, the Notes and each other Loan Document, and (b) CSFB as its Administrative Agent under and for purposes of the Collateral Documents. Each Lender authorizes the Credit Agents to act on behalf of such Lender under this Agreement, the Notes and each other Loan Document and, in the absence of other written instructions from the Required Lenders received from time to time by the Credit Agents (with respect to which the Credit Agents agree that they will comply, except as otherwise provided in this Section or as otherwise advised by counsel in order to avoid contravention of applicable law), to exercise such powers hereunder and thereunder as are specifically delegated to or required of the Credit Agents by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto. Each Lender hereby indemnifies, to the extent not indemnifed by the Borrower (which indemnity shall survive any termination of this Agreement), the Credit Agents, PRO RATA according to such Lender's Total Percentage, from and against any and all liabilities, obligations, losses, damages, claims, costs or expenses of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against, the Credit Agents in any way relating to or arising out of this Agreement, the Notes and any other Loan Document, including reasonable attorneys' fees, and as to which the Credit Agents are not reimbursed by the Borrower; PROVIDED, HOWEVER, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, claims, costs or expenses which are determined by a court of competent jurisdiction in a final proceeding to have resulted from the Credit Agents' gross negligence or wilful misconduct. The Credit Agents shall not be required to take any action hereunder or under any other Loan Document, or to prosecute or defend any suit in respect of this Agreement or any other Loan Document, unless they are indemnified hereunder to their satisfaction. If any indemnity in favor of the Credit Agents shall be or become, in the Credit Agents' determination, inadequate, the Credit Agents may call for additional indemnification from the Lenders and cease to do the acts indemnified against hereunder until such additional indemnity is given; PROVIDED, HOWEVER, that any such additional indemnity shall be in accordance with, and limited to, such Lender's Total Percentage.

                  Section 10.2 FUNDING RELIANCE, ETC. Unless the Administrative Agent shall have been notified by telephone, confirmed in writing, by any Lender by 3:00 p.m., New York time, on the Business Day prior to a Borrowing that such Lender will not make available the amount which would constitute its Percentage of such Borrowing on the date specified therefor, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent and, in reliance upon such assumption, make available to the Borrower a corresponding amount. If and to the extent that such Lender shall not have made such amount available to the Administrative Agent, such Lender and the Borrower severally agree to repay the

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Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date the Administrative Agent made such amount available to the Borrower to the date such amount is repaid to the Administrative Agent, at the interest rate applicable at the time to Loans comprising such Borrowing (in the case of the Borrower) and (in the case of a Lender), at the Federal Funds Rate for the first two Business Days after which such amount has not been repaid, and thereafter at the interest rate applicable to Loans comprising such Borrowing.

                  Section 10.3 EXCULPATION. Neither the Credit Agents nor any of their directors, officers, employees or agents shall be liable to any Lender for any action taken or omitted to be taken by them under this Agreement or any other Loan Document, or in connection herewith or therewith, except for their own wilful misconduct or gross negligence, nor responsible for any recitals or warranties herein or therein, nor for the effectiveness, enforceability, validity or due execution of this Agreement or any other Loan Document, nor for the creation, perfection or priority of any Liens purported to be created by any of the Loan Documents, or the validity, genuineness, enforceability, existence, value or sufficiency of any collateral security, nor to make any inquiry respecting the performance by the Borrower of its obligations hereunder or under any other Loan Document. Any such inquiry which may be made by the Credit Agents shall not obligate it to make any further inquiry or to take any action. The Credit Agents shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement or writing which the Credit Agents believe to be genuine and to have been presented by a proper Person.

                  Section 10.4 SUCCESSOR. Any of the Credit Agents may resign from its agency position at any time upon at least 30 days' prior notice to the Borrower and all Lenders. If any of the Credit Agents at any time shall resign, the Required Lenders may, upon at least 3 days' (so long as one of such days is a Business Day) prior notice to the Borrower and all Lenders, appoint another Lender as a successor Administrative Agent, Syndication Agent or Documentation Agent, as appropriate, which shall thereupon become the Administrative Agent, Syndication Agent or Documentation Agent, as appropriate, hereunder. If no successor Administrative Agent, Syndication Agent or Documentation Agent, as appropriate, shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Credit Agent's giving notice of resignation, then the retiring Credit Agent may, on behalf of the Lenders, upon at least 3 days' prior notice to the Borrower and all Lenders, appoint a successor Administrative Agent, Syndication Agent or Documentation Agent, as appropriate, which shall be one of the Lenders or a commercial banking institution organized under the laws of the U.S. (or any State thereof) or a U.S. branch or agency of a commercial banking institution, and having (x) a combined capital and surplus of at least $250,000,000 and (y) a credit rating of AA or better by Moody's or a comparable rating by S&P; PROVIDED, HOWEVER, that if, after expending all reasonable commercial efforts, such retiring Credit Agent is unable to find a commercial banking institution which is willing to accept such appointment and which meets the qualifications set forth in CLAUSE
(y) above, such retiring Credit Agent shall be permitted to appoint as its successor from all available commercial banking institutions willing to accept such appointment such institution having the highest credit rating of all such available and willing

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institutions. Upon the acceptance of any appointment as such Credit Agent hereunder by a successor Credit Agent, such successor Credit Agent shall be entitled to receive from the retiring Credit Agent such documents of transfer and assignment as such successor Credit Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Credit Agent, and the retiring Credit Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Credit Agent's resignation hereunder as the Credit Agent, the provisions of

                           (a)      this ARTICLE X shall inure to its benefit as
to any actions taken or omitted to be taken by it while it was a Credit Agent under this Agreement; and

                           (b)      SECTION 11.3 and SECTION 11.4 shall continue
to inure to its benefit.

                  Section 10.5 CREDIT EXTENSIONS BY THE CREDIT AGENTS. Each of the Credit Agents, in its individual capacity, shall have the same rights and powers with respect to (x) the Credit Extensions made by it or any of its Affiliates, and (y) the Notes held by it or any of its Affiliates as any other Lender and may exercise the same as if it were not a Credit Agent. Such Credit Agent and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Subsidiary or Affiliate of the Borrower as if such Credit Agent were not a Credit Agent hereunder.

                  Section 10.6 CREDIT DECISIONS. Each Lender acknowledges that it has, independently of the Credit Agents and each other Lender, and based on such Lender's review of the financial information of the Borrower, this Agreement, the other Loan Documents (the terms and provisions of which being satisfactory to such Lender) and such other documents, information and investigations as such Lender has deemed appropriate, made its own credit decision to extend its Commitments. Each Lender also acknowledges that it will, independently of the Credit Agents and each other Lender, and based on such other documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under this Agreement or any other Loan Document.

                  Section 10.7 COPIES, ETC. Each Credit Agent shall give prompt notice to each Lender of each notice or request required or permitted to be given to such Credit Agent by the Borrower pursuant to the terms of this Agreement (unless concurrently delivered to the Lenders by the Borrower). Such Credit Agent will distribute to each Lender each document or instrument received for its account and copies of all other communications received by such Credit Agent from the Borrower for distribution to the Lenders by such Credit Agent in accordance with the terms of this Agreement or any other Loan Document.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

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                  Section 11.1 WAIVERS, AMENDMENTS, ETC. The provisions of this
Agreement and of each other Loan Document may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Borrower and the Required Lenders; PROVIDED, HOWEVER, that no such amendment, modification or waiver shall:

                           (a)      extend any Commitment Termination Date or
modify this SECTION 11.1 without the consent of all Lenders;

                           (b)      increase any Commitment Amount, increase the
aggregate amount of any Lender's Percentage of any Commitment Amount, increase the aggregate amount of any Loans required to be made by a Lender pursuant to its Commitments or reduce any fees described in ARTICLE III payable to any Lender without the consent of such Lender;

                           (c)      extend the Stated Maturity Date for any
Lender's Loan, or reduce the principal amount of or rate of interest on any Lender's Loan or extend the date on which interest or fees are payable in respect of such Lender's Loans, in each case, without the consent of such Lender (it being understood and agreed, however, that any vote to rescind any acceleration made pursuant to SECTION 9.2 and SECTION 9.3 of amounts owing with respect to the Loans and other Obligations shall only require the vote of the Required Lenders);

                           (d)      change the definition of "Required Lenders"
or any requirement hereunder that any particular action be taken by all Lenders without the consent of all Lenders;

                           (e)      increase the Stated Amount of any Letter of
Credit unless consented to by the Issuer of such Letter of Credit;

                           (f)      release (i) any Guarantor from its
obligations under a Guaranty (except as contemplated under this Agreement with respect to the Cayenta Group upon the issuance of shares in connection with the initial public offering of Cayenta pursuant to the terms of the applicable underwriting agreement) or (ii) all or substantially all of the collateral under the Loan Documents, in either case without the consent of all Lenders as expressly provided herein or therein;

                           (g)      change any of the terms of CLAUSE (d) of
SECTION 2.4 or SECTION 2.8 without the consent of CSFB; or

                           (h)      affect adversely the interests, rights or
obligations of the Administrative Agent (in its capacity as the Administrative Agent), or any Issuer (in its capacity as Issuer), unless consented to by the Administrative Agent or such Issuer, as the case may be.

                  Notwithstanding the foregoing, any technical amendments or modifications to this Agreement required to give effect to the issuance of the Term C Loan Commitment or the Term C Loans in accordance with SECTION 2.3(c) shall only require the consent of the Administrative

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Agent, the Term C Loan Lenders and the Borrower. Any technical amendments or modifications to this Agreement required to give effect to the increase, if any, in the interest rate (and Applicable Margin) with respect to the Term B Loans in accordance with SECTION 3.3(c) shall only require the consent of the Administrative Agent, the Term B Loan Lenders and the Borrower.

                  No failure or delay on the part of the Administrative Agent, any Issuer or any Lender in exercising any power or right under this Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Borrower or any other Obligor in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by the Administrative Agent, any Issuer or any Lender under this Agreement or any other Loan Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

                  Section 11.2 NOTICES. All notices and other communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing or by facsimile and addressed, delivered or transmitted to such party at its address or facsimile number set forth below its signature hereto or set forth in the Lender Assignment Agreement or at such other address or facsimile number as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when the confirmation of transmission thereof is received by the transmitter.

                  Section 11.3 PAYMENT OF COSTS AND EXPENSES. The Borrower agrees to pay on demand all reasonable expenses of the Administrative Agent (including the reasonable fees, costs and out-of-pocket expenses of counsel to the Administrative Agent, special counsel to the Administrative Agent, and of local counsel, if any, who may be retained by counsel to the Administrative Agent) in connection with

                           (a)      (i) the syndication efforts of CSFB and any
due diligence investigation; PROVIDED, HOWEVER, that the Borrower shall not pay for expenses incurred in connection with assignments which occur 30 days after the Closing Date and (ii) the negotiation, preparation, execution and delivery and administration of this Agreement and of each other Loan Document, including schedules and exhibits, and any amendments, waivers, consents, supplements or other modifications to this Agreement or any other Loan Document as may from time to time hereafter be required, whether or not the transactions contemplated hereby or thereby are consummated; and

                           (b)      the filing, recording, refiling or
rerecording of any Loan Document and/or any Uniform Commercial Code financing statements relating thereto and all amendments,

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supplements, amendments and restatements and other modifications to any thereof and any and all other documents or instruments of further assurance required to be filed or recorded or refiled or rerecorded by the terms hereof or the terms of any Loan Document; and

                           (c)      the preparation and review of the form of
any document or instrument relevant to this Agreement or any other Loan
Document.

The Borrower further agrees to pay, and to save each Secured Party harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of this Agreement, the Credit Extensions hereunder, or the issuance of the Notes, Letters of Credit or any other Loan Documents. The Borrower also agrees to reimburse each Secured Party upon demand for all reasonable out-of-pocket expenses (including reasonable attorneys' fees and legal expenses of counsel to each Secured Party) incurred by such Secured Party in connection with (x) the negotiation of any restructuring or "work-out" with the Borrower, whether or not consummated, of any Obligations and (y) the enforcement of any Obligations.

                  Section 11.4 INDEMNIFICATION. In consideration of the execution and delivery of this Agreement by each Secured Party, the Borrower hereby indemnifies, exonerates and holds each Secured Party and each of their respective officers, directors, employees and agents (collectively, the "INDEMNIFIED PARTIES") free and harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities and damages, and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys' fees and disbursements, whether incurred in connection with actions between or among the parties hereto or the parties hereto and third parties (collectively, the "INDEMNIFIED LIABILITIES"), incurred by the Indemnified Parties or any of them as a result of, or arising out of, or relating to

                           (a)      any transaction financed or to be financed
in whole or in part, directly or indirectly, with the proceeds of any Credit Extension, including all Indemnified Liabilities arising in connection with transactions contemplated hereby or by any other Loan Document or transactions which are financed with proceeds of any Loan or which are supported by any Letter of Credit;

                           (b)      the entering into and performance of this
Agreement and any other Loan Document by any of the Indemnified Parties (including any action brought by or on behalf of the Borrower as the result of any determination by the Required Lenders pursuant to ARTICLE V not to fund any Credit Extension);

                           (c)      any investigation, litigation or proceeding
related to any acquisition or proposed acquisition by the Borrower or any of its Subsidiaries of all or any portion of the stock or assets of any Person, whether or not an Indemnified Party is party thereto;

                           (d)      any investigation, litigation or proceeding
related to any environmental cleanup, audit, compliance or other matter relating to Environmental Laws or the

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protection of the environment or the Release by the Borrower or any of its
Subsidiaries of any Hazardous Material;

                           (e)      the presence on or under, or the Release or
threatened Release from, any real property owned or operated by the Borrower or any Subsidiary thereof of any Hazardous Material (including any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under any Environmental Law), regardless of whether caused by, or within the control of, the Borrower or such Subsidiary; or

                           (f)      each Lender's Environmental Liability
(the indemnification herein shall survive repayment of the Notes and any transfer of the property of the Borrower or any of its Subsidiaries by foreclosure or by a deed in lieu of foreclosure for any Lender's Environmental Liability, regardless of whether caused by, or within the control of, the Borrower or such Subsidiary);

except for any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party's gross negligence or wilful misconduct. The Borrower and its successors and assigns hereby waive, release and agree not to make any claim or bring any cost recovery action against, any Secured Party under CERCLA or any state equivalent, or any similar law now existing or hereafter enacted. It is expressly understood and agreed that to the extent that any of such Persons is strictly liable under any Environmental Laws, the Borrower's obligation to such Person under this indemnity shall likewise be without regard to fault on the part of the Borrower with respect to the violation or condition which results in liability of such Person. If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

                  Section 11.5 SURVIVAL. The obligations of the Borrower under SECTIONS 4.3, 4.4, 4.5, 4.6, 11.3 and 11.4, and the obligations of the Lenders under SECTION 10.1, shall in each case survive any assignment from one Lender to another (in the case of SECTIONS 11.3 and 11.4) and any termination of this Agreement, the payment in full of all the Obligations and the termination of all the Commitments. The representations and warranties made by the Borrower and each other Obligor in this Agreement and in each other Loan Document shall survive the execution and delivery of this Agreement and each such other Loan Document.

                  Section 11.6 SEVERABILITY. Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

                  Section 11.7 HEADINGS. The various headings of this Agreement and of each other Loan Document are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or such other Loan Document or any provisions hereof or thereof.

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                  Section 11.8 EXECUTION IN COUNTERPARTS, EFFECTIVENESS, ETC.
This Agreement may be executed by the parties hereto in several counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement. This Agreement shall become effective when counterparts hereof executed on behalf of the Borrower, the Administrative Agent and each Lender (or notice thereof satisfactory to the Administrative Agent) shall have been received by the Administrative Agent and notice thereof shall have been given by the Administrative Agent to the Borrower and each Lender.

                  Section 11.9 GOVERNING LAW; ENTIRE AGREEMENT. THIS AGREEMENT, THE NOTES AND EACH OTHER LOAN DOCUMENT (INCLUDING PROVISIONS WITH RESPECT TO INTEREST, LOAN CHARGES AND COMMITMENT FEES) SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF A SECURITY INTEREST OR MORTGAGE HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. This Agreement, the Notes, the other Loan Documents and the Fee Letter constitute the entire understanding among the parties hereto with respect to the subject matter hereof and thereof and supersede any prior agreements, written or oral, with respect thereto.

                  Section 11.10 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; PROVIDED, HOWEVER, that:

                           (a)      the Borrower may not assign or transfer its
rights or obligations hereunder without the prior written consent of the Administrative Agent and all Lenders; and

                           (b)      the rights of sale, assignment and transfer
of the Lenders are subject to SECTION 11.11.

                  Section 11.11 SALE AND TRANSFER OF LOANS AND NOTES; PARTICIPATIONS IN LOANS AND NOTES. Each Lender may assign, or sell participations in, its Loans, Letters of Credit and Commitments to one or more other Persons in accordance with this SECTION 11.11.

                           (a)      ASSIGNMENTS. Any Lender,

                                    (i)      with the consent of the Borrower
         and the Administrative Agent (which consents shall not be unreasonably delayed or withheld and, which consent, in the case of the Borrower, shall not be required during the continuation of a Default) may at any time assign and delegate to one or more commercial banks; other financial institutions; special-purpose investment funds which are organized for the specific purpose of making,

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         acquiring participations in or investing in loans of the type made pursuant to this Agreement; and funds that typically invest in bank loans, and

                                    (ii)     upon notice to the Borrower and the
         Administrative Agent, may assign and delegate to any of its Affiliates, any other Lender or an Approved Fund

(each Person described in either of the foregoing clauses as being the Person to whom such assignment and delegation is to be made, being hereinafter referred to as an "ASSIGNEE LENDER"), all or any fraction of such Lender's total Loans, Letter of Credit Outstandings and Commitments in a minimum aggregate amount of $2,500,000 (or, if less, the entire remaining amount of such Lender's Loans, Letter of Credit Outstandings and Commitments) if such assignment is to a party other than an Affiliate of the assignor Lender or an Approved Fund (for which such Affiliate or Approved Fund, there is no minimum aggregate assignment amount requirement). Each Obligor and the Administrative Agent shall be entitled to continue to deal solely and directly with a Lender in connection with the interests so assigned and delegated to an Assignee Lender until

                                    (iii)    notice of such assignment and
         delegation, together with (1) payment instructions, (2) the Internal Revenue Service Forms or other statements contemplated or required to be delivered pursuant to SECTION 4.6, if applicable, and (3) addresses and related information with respect to such Assignee Lender, shall have been delivered to the Borrower and the Administrative Agent by such assignor Lender and such Assignee Lender;

                                    (iv)     such Assignee Lender shall have
         executed and delivered to the Borrower and the Administrative Agent a Lender Assignment Agreement, accepted by the Administrative Agent; and

                                    (v)      the processing fees, if applicable,
         described below shall have been paid.

From and after the date that the Administrative Agent accepts such Lender Assignment Agreement, (x) the Assignee Lender thereunder shall be deemed automatically to have become a party hereto and to the extent that rights and obligations hereunder have been assigned and delegated to such Assignee Lender in connection with such Lender Assignment Agreement, shall have the rights and obligations of a Lender hereunder and under the other Loan Documents, and (y) the assignor Lender, to the extent that rights and obligations hereunder have been assigned and delegated by it in connection with such Lender Assignment Agreement, shall be released from its obligations hereunder and under the other Loan Documents. Within five Business Days after its receipt of notice that the Administrative Agent has received and accepted an executed Lender Assignment Agreement (and if requested by the Assignee Lender), but subject to CLAUSE (iii) above, the Borrower shall execute and deliver to the Administrative Agent (for delivery to the relevant Assignee Lender) a new Note evidencing such Assignee Lender's assigned Loans and Commitments and, if the assignor Lender has retained Loans and Commitments hereunder (and if requested by such Lender), a replacement
Note in the principal amount of the Loans and

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Commitments retained by the assignor Lender hereunder (such Note to be in exchange for, but not in payment of, the Note then held by such assignor Lender). Each such Note shall be dated the date of the predecessor Note. The assignor Lender shall mark each predecessor Note "exchanged" and deliver each of them to the Borrower. Accrued interest on that part of each predecessor Note evidenced by a new Note, and accrued fees, shall be paid as provided in the Lender Assignment Agreement. Accrued interest on that part of each predecessor Note evidenced by a replacement Note shall be paid to the assignor Lender. Accrued interest and accrued fees shall be paid at the same time or times provided in the predecessor Note and in this Agreement. Such assignor Lender or such Assignee Lender must also pay a processing fee in the amount of $3,500 to the Administrative Agent upon delivery of any Lender Assignment Agreement unless such Assignee Lender is an Affiliate of such assignor Lender or an Approved Fund (for which, in any case, no processing fee will be required). Notwithstanding any other term of this Section, the agreement of CSFB to provide the Swing Line Loan Commitment shall not impair or otherwise restrict in any manner the ability of CSFB to make any assignment of its Loans or Commitments, it being understood and agreed that CSFB may terminate its Swing Line Loan Commitment, either in whole or in part, in connection with the making of any assignment so long as the assignee has agreed to assume the Swing Line Loan Commitment. Any attempted assignment and delegation not made in accordance with this SECTION 11.11(a) shall be null and void. Notwithstanding anything to the contrary set forth above, (A) any Lender may (without requesting the consent of the Borrower or the Administrative Agent) pledge its Loans to a Federal Reserve Bank in support of borrowings made by such Lender from such Federal Reserve Bank, and (B) any Lender that is a fund that invests in bank loans may (without the consent of the Borrower or the Administrative Agent) pledge all or any portion of its rights in connection with this Agreement to holders of obligations owed, or securities issued, by such fund as security for such obligations or securities, or to the trustee for, or other representative of, such holders, PROVIDED, that any foreclosure or other exercise of remedies by such holder or trustee shall be subject to the provisions of this Section regarding assignments in all respects. No pledge described in the immediately preceding CLAUSE (b) shall release such Lender from its obligations hereunder.

                                    (vi)     In the event that S&P or Moody's,
         shall, after the date that any Person becomes a Lender, downgrade the long-term certificate of deposit ratings of such Lender, and the resulting ratings shall be below BBB- or Baa3, respectively, or the equivalent, then the Borrower, the Swingline Lender and each Issuer shall each have the right, but not the obligation, upon notice to such Lender and the Administrative Agent, to replace such Lender with a Replacement Lender acceptable to the Borrower and the Administrative Agent (such consents not to be unreasonably withheld or delayed; PROVIDED, that no such consent shall be required if the Replacement Lender is an existing Lender), and upon any such downgrading of any Lender's long-term certificate of deposit rating, each such Lender hereby agrees to transfer and assign (in accordance with SECTION 11.11(A)) all of its Commitments, Loans, Notes and other rights and obligations under this Agreement and all other Loan Documents (including Reimbursement Obligations) to such Replacement Lender; PROVIDED, HOWEVER, that (i) such assignment shall be without recourse, representation or warranty

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         (other than that such Lender owns the Commitments, Loans and Notes being assigned, free and clear of any Liens) and (ii) the purchase price paid by the Replacement Lender shall be in the amount of such Lender's Loans and its Percentage of outstanding Reimbursement Obligations, together with all accrued and unpaid interest and fees in respect thereof, plus all other amounts (other than the amounts (if any) demanded and unreimbursed under SECTIONS 4.2, 4.3, 4.5 and 4.6, which shall be paid by the Borrower), owing to such Lender hereunder. Upon any such termination or assignment, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of any provisions of this Agreement which by their terms survive the termination of this Agreement.

                                    (vii)    Upon receipt by the Borrower of the
         predecessor Note marked "canceled", the Borrower shall issue a replacement Note or Notes, as the case may be, to such Replacement Lender and such institution shall become a "Lender" for all purposes under this Agreement and the other Loan Documents.

The Borrower hereby designates the Administrative Agent to serve as the Borrower's agent, solely for the purpose of this Section, to maintain a register (the "REGISTER") on which the Administrative Agent will record each Lender's Commitment, the Loans made by each Lender and the Notes evidencing such Loans, and each repayment in respect of the principal amount of the Loans of each Lender and annexed to which the Administrative Agent shall retain a copy of each Lender Assignment Agreement delivered to the Administrative Agent pursuant to this Section. Failure to make any recordation, or any error in such recordation, shall not affect the Borrower's or any other Obligor's Obligations in respect of such Loans or Notes. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person in whose name a Loan and related Note is registered as the owner thereof for all purposes of this Agreement, notwithstanding notice or any provision herein to the contrary. A Lender's Commitment and the Loans made pursuant thereto and the Notes evidencing such Loans may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer in the Register. Any assignment or transfer of a Lender's Commitment or the Loans or the Notes evidencing such Loans made pursuant thereto shall be registered in the Register only upon delivery to the Administrative Agent of a Lender Assignment Agreement duly executed by the assignor thereof. No assignment or transfer of a Lender's Commitment or the Loans made pursuant thereto or the Notes evidencing such Loans shall be effective unless such assignment or transfer shall have been recorded in the Register by the Administrative Agent as provided in this Section.

                           (b)      PARTICIPATIONS. Any Lender may sell to one
or more commercial banks, financial institutions, any of its Affiliates, a fund, an Approved Fund or another Lender (each of such commercial banks, financial institutions, any of its Affiliates, a fund, an Approved Fund and another Lender being herein called a "PARTICIPANT") participating interests in any of the Loans, Commitments, or other interests of such Lender hereunder; PROVIDED, HOWEVER, that

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                                    (i)      no participation contemplated in
         this SECTION 11.11(b) shall relieve such Lender from its Commitments or its other obligations hereunder or under any other Loan Document;

                                    (ii)     such Lender shall remain solely
         responsible for the performance of its Commitments and such other obligations;

                                    (iii)    the Borrower and each other Obligor
         and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and each of the other Loan Documents;

                                    (iv)     no Participant, unless such
         Participant is an Affiliate of such Lender or is itself a Lender, shall be entitled to require such Lender to take or refrain from taking any action hereunder or under any other Loan Document, except that such Lender may agree with any Participant that such Lender will not, without such Participant's consent, take any actions of the type described in CLAUSE (a), (b), (f) or, to the extent requiring the consent of each Lender, CLAUSE (c) of SECTION 11.1; and

                                    (v)      the Borrower shall not be required
         to pay any amount under this Agreement that is greater than the amount which it would have been required to pay had no participating interest been sold.

The Borrower acknowledges and agrees that each Participant, for purposes of SECTIONS 4.3, 4.4, 4.5, 4.6, 4.8, 4.9, 7.1, 11.3 and 11.4, shall be considered a
Lender. Each Participant shall only be indemnified for increased costs pursuant to SECTION 4.3, 4.5 or 4.6 if and to the extent that the Lender which sold such participating interest to such Participant is entitled to make, and does make, a claim on the Borrower for such increased costs. Any Lender that sells a participating interest in any Loan, Commitment or other interest to a Participant under this SECTION 11.11(b) shall indemnify and hold harmless the Borrower and the Administrative Agent from and against any taxes, penalties, interest or other costs or losses (including reasonable attorneys' fees and expenses) incurred or payable by the Borrower or the Administrative Agent as a result of the failure of the Borrower or the Administrative Agent to comply with its obligations to deduct or withhold any Taxes from any payments made pursuant to this Agreement to such Lender or the Administrative Agent, as the case may be, which Taxes would not have been incurred or payable if such Participant had been a Non-U.S. Lender that was entitled to deliver to the Borrower, the Administrative Agent or such Lender, and did in fact so deliver, a duly completed and valid Form W-8BEN or W-8ECI (or applicable successor form) entitling such Participant to receive payments under this Agreement without deduction or withholding of any United States federal taxes.

                  Section 11.12 OTHER TRANSACTIONS. Nothing contained herein shall preclude the Administrative Agent, any Issuer or any other Lender from engaging in any transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the

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Borrower or any of its Affiliates in which the Borrower or such Affiliate is not restricted hereby from engaging with any other Person.

                  Section 11.13 CONFIDENTIALITY. The Administrative Agent, the Issuers and the Lenders shall hold all non-public information (which has been identified as such by the Borrower or any of its Subsidiaries) provided to them by the Borrower or any of its Subsidiaries pursuant to or in connection with this Agreement in accordance with their customary procedures for handling confidential information of this nature, but may make disclosure to any of their examiners, regulators (including the National Association of Insurance Commissioners), Affiliates, outside auditors, counsel and other professional advisors in connection with this Agreement or any other Loan Document or as reasonably required by any potential BONA FIDE transferee, participant or assignee, or in connection with the exercise of remedies under a Loan Document, or to any direct or indirect contractual conterparty in swap agreements or such contractual counterparty's professional advisor (so long as such contractual conterparty or professional advisor to such contractual counterparty agrees to be bound by the provisions of this SECTION 11.13), or to any nationally recognized rating agency that requires access to information about a Lender's investment portfolio in connection with ratings issued with respect to such Lender, or as requested by any governmental agency or representative thereof or pursuant to legal process; PROVIDED, HOWEVER, that unless specifically prohibited by applicable law or court order, the Administrative Agent, the Issuers and each Lender shall use reasonable efforts to promptly notify the Borrower of any request by any governmental agency or representative thereof (other than any such request in connection with an examination of the financial condition of the Administrative Agent, the Issuers or such Lender by such governmental agency) for disclosure of any such non-public information and, where practicable, prior to disclosure of such information; PROVIDED, HOWEVER, that none of the Administrative Agent, the Issuers or the Lenders shall be liable to the Borrower if any such Person fails to provide such notice; prior to any such disclosure pursuant to this SECTION 11.13, the Administrative Agent, the Issuers and each Lender shall require any such BONA FIDE transferee, participant and assignee receiving a disclosure of non-public information to agree, for the benefit of the Borrower and its Subsidiaries, in writing to be bound by this SECTION 11.13; and to require such Person to require any other Person to whom such Person discloses such non-public information to be similarly bound by this SECTION 11.13; and except as may be required by an order of a court of competent jurisdiction and to the extent set forth therein, no Lender shall be obligated or required to return any materials furnished by the Borrower or any of its Subsidiaries.

                  Section 11.14 FORUM SELECTION AND CONSENT TO JURISDICTION. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, THE LENDERS, ANY ISSUER OR THE BORROWER IN CONNECTION HEREWITH OR THEREWITH SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT

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AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE
ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE BORROWER HEREBY IRREVOCABLY APPOINTS CSC UNITED STATES CORPORATION COMPANY (THE "PROCESS AGENT"), WITH AN OFFICE ON THE DATE HEREOF AT 375 HUDSON STREET, NEW YORK, NEW YORK 10014, AS ITS AGENT TO RECEIVE, ON ITS BEHALF AND ON BEHALF OF ITS PROPERTY, SERVICE OF COPIES OF THE SUMMONS AND COMPLAINT AND ANY OTHER PROCESS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING. SUCH SERVICE MAY BE MADE BY MAILING OR DELIVERING A COPY OF SUCH PROCESS TO THE BORROWER IN CARE OF THE PROCESS AGENT AT THE PROCESS AGENT'S ABOVE ADDRESS, AND THE BORROWER HEREBY IRREVOCABLY AUTHORIZES AND DIRECTS THE PROCESS AGENT TO ACCEPT SUCH SERVICE ON ITS BEHALF. THE BORROWER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK AT THE ADDRESS FOR NOTICES SPECIFIED IN SECTION 11.2. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE BORROWER HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                  Section 11.15 WAIVER OF JURY TRIAL. THE ADMINISTRATIVE AGENT, EACH LENDER, EACH ISSUER AND THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, SUCH LENDER, SUCH ISSUER OR THE BORROWER IN CONNECTION HEREWITH OR THEREWITH. THE BORROWER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE

ADMINISTRATIVE AGENT, EACH LENDER AND EACH ISSUER ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                         THE TITAN CORPORATION

                         By:
                            -------------------------------------------------
                            Dr. Gene W. Ray
                            Chairman, President and Chief Executive Officer

                         Address: 3033 Science Park Road
                                  San Diego, CA 92121

                         Facsimile No.: (619) 552-9759

                         Attention:  General Counsel

                         CREDIT SUISSE FIRST BOSTON,
                         as the Administrative Agent

                         By:
                            -------------------------------------------------
                            Thomas G. Muoio
                            Vice President

                         By:
                            -------------------------------------------------
                            Name:
                            Title:

                         Address:  Eleven Madison Avenue
                                   New York, New York 10010

                         Facsimile No.: (212) 325-8304

                         Attention: Mark Callahan

                         FIRST UNION SECURITIES, INC.,
                          as the Syndication Agent

                         By:
                            -------------------------------------------------
                            Name:
                            Title:

                         Address: 301 South College Street
                                  Charlotte, NC 28288

                         Facsimile No.:

                         Attention:

                         THE BANK OF NOVA SCOTIA,
                         as the Documentation Agent

                         By:
                            -------------------------------------------------
                            Name:
                            Title:

                         Address:  580 California Street
                                   Suite 2100
                                   San Francisco, CA 94109

                         Facsimile No.:  (415) 616-4170

                         Attention:  Chris Osborne

LENDERS:                 BANK AUSTRIA CREDITANSTALT
                         CORPORATE FINANCE, INC.

                         By:
                            -------------------------------------------------
                             Patrick J. Rounds
                             Vice President

                         By:
                            -------------------------------------------------
                             Name:
                             Title:

                         Address:  50 California Street
                                   Suite 3005
                                   San Francisco, CA  94111

                         Facsimile No.:  (415) 781-0622

                         Attention:  Patrick Rounds

                         THE BANK OF NOVA SCOTIA

                         By:
                            -------------------------------------------------
                            Name:
                            Title:

                         Address:  580 California Street
                                   Suite 2100
                                   San Francisco, CA 94109

                         Telephone No.:  (415) 616-4170

                         Attention:  Chris Osborne

                         BANK POLSKA KASA OPIEKI S.A.,
                         NEW YORK BRANCH

                         By:
                            -------------------------------------------------
                            Harvey Winter
                            Vice President

                         Address:  470 Park Avenue South
                                   15th Floor
                                   New York, NY  10016

                         Facsimile No.:  (212) 679-5910

                         Attention:  Harvey Winter

                         COMERICA BANK

                         By:
                            -------------------------------------------------
                            Bonnie E. Kehe
                            Title:

                         Address:  611 Anton Boulevard
                                   2nd Floor
                                   Costa Mesa, CA 92626

                         Facsimile No.:  (714) 424-3857

                         Attention: Craig Nelson

                         CREDIT SUISSE FIRST BOSTON,

                         By:
                            -------------------------------------------------
                            Name:  Thomas G. Muoio
                            Title:  Vice President

                         By:
                            -------------------------------------------------
                            Name:
                            Title:

                         Address:  Eleven Madison Avenue
                                   New York, New York
                                   10010

                         Facsimile No.: (212) 325-8304

                         Attention:  Mark Callahan

                         ERSTE BANK

                         By:
                            -------------------------------------------------
                            David Manheim
                            Title:

                         By:
                            -------------------------------------------------
                            Name:
                            Title:

                         Address:  280 Park Avenue
                                   West Building, 32nd Floor
                                   New York, NY 10017

                         Facsimile No.:  (212) 984-5627

                         Attention:  David Manheim

                         FIRST UNION NATIONAL BANK

                         By:
                            -------------------------------------------------
                            Name:
                            Title:

                         Address: 301 South College Street
                                  Charlotte, NC  28288

                         Facsimile No.:

                         Attention:  James Zilisch

                         FLEET NATIONAL BANK

                         By:
                            -------------------------------------------------
                            Jeffrey Lynch
                            Title

                         Address:  100 Federal Street
                                   Boston, MA  02110

                         Facsimile No.:  (617) 434-0601

                         Attention:  Jeffrey Lynch

                         FRANKLIN FLOATING RATE TRUST

                         By:
                            -------------------------------------------------
                            Name:
                            Title

                         Address:  777 Mariners Island Boulevard
                                   San Mateo, CA  94404

                         Facsimile No.:  (650) 312-3346

                         Attention:  Matthew Gregory

                         IBM CREDIT CORPORATION

                         By:
                            -------------------------------------------------
                            Ronald J. Bachner
                            Title:

                         Address:  North Castle Drive
                                   Armonk, NY 10504

                         Facsimile No.:  (914) 765-6271

                         Attention:   Stephen Santini

                         IMPERIAL BANK

                         By:
                            -------------------------------------------------
                            Michael Berrier
                            Senior Vice President

                         Address:  701 B Street
                                   Suite 600
                                   San Diego, CA  92101

                         Facsimile No.:  (619) 234-2234

                         Attention:  Michael Berrier

                         KEY BANK NATIONAL ASSOCIATION.

                         By:
                            -------------------------------------------------
                            Name:
                            Title:

                         Address: 700 Fifth Avenue
                                  Seattle, WA  98104

                         Facsimile No.:  (206) 684-6085

                         Attention:  Mary K. Young

                         METROPOLITAN LIFE INSURANCE
                         COMPANY

                         By:
                            -------------------------------------------------
                            Name:
                            Title:

                         Address:   334 Madison Avenue
                                    P.O. Box 633
                                    Convent Station, NJ 07961-0633

                         Facsimile No.:  (973) 254-3032

                         Attention:  Frank Monfalcone

                         NATIONAL CITY BANK

                         By:
                            -------------------------------------------------
                            Wilmer J. Jacobs
                            Title:

                         Address:   1900 East Ninth Street
                                    Cleveland, OH  44114-3484

                         Facsimile No.:  (216) 222-0003

                         Attention:  Wilmer J. Jacobs

                         OPPENHEIMER SENIOR FLOATING
                         RATE FUND

                         By:
                            -------------------------------------------------
                            David J. Foxhoven
                            Assistant Vice President

                         Address:   6803 South Tucson Way
                                    Englewood, CO  80112-3924

                         Facsimile No.:  (303) 763-3434

                         Attention:  Joe Welsh

                         PRINCIPAL LIFE INSURANCE COMPANY

                         BY: PRINCIPAL CAPITAL MANAGEMENT, LLC
                             A DELAWARE LIMITED LIABILITY COMPANY
                             ITS AUTHORIZED SIGNATORY

                         By:
                            -------------------------------------------------
                            Name:
                            Title

                         By:
                            -------------------------------------------------
                            Name:
                            Title

                         Address:   801 Grand Avenue
                                    Des Moines, IA  50392-0800

                         Facsimile No.:  (515) 248-2490

                         Attention:  William Lowry

                         SANWA BANK CALIFORNIA

                         By:
                            -------------------------------------------------
                            Larry D. Hart
                            Vice President

                         Address:   1280 Fourth Avenue
                                    2nd Floor
                                    San Diego, CA  92101

                         Facsimile No.:  (619) 595-1918

                         Attention:  Larry D. Hart

                         KZH SOLEIL-2 LLC

                         By:
                            -------------------------------------------------
                            Name:
                            Title

                         Address:   c/o The Chase Manhattan Bank
                                    450 West 33rd Street - 15th Floor
                                    New York, New York 10001

                         Facsimile No.:  (212) 946-7776

                         Attention:  Virginia Conway

                         KZH SHOSHONE LLC

                         By:
                            -------------------------------------------------
                            Name:
                            Title

                         Address:   c/o The Chase Manhattan Bank
                                    450 West 33rd Street - 15th Floor
                                    New York, New York 10001

                         Facsimile No.:  (212) 946-7776

                         Attention:  Virginia Conway

                         TRANSAMERICA BUSINESS CREDIT
                         CORPORATION

                         By:
                            -------------------------------------------------
                            Perry Vavoules
                            Senior Vice President

                         Address:   555 Theodore Fremd Avenue
                                    Suite C-301
                                    Rye, NY  10580

                         Facsimile No.:  (914) 921-9072

                         Attention:  Michael Kerneklian

                                                                     SCHEDULE I

                     DISCLOSURE SCHEDULE TO CREDIT AGREEMENT

ITEM 6.1   Organization.

ITEM 6.3   Governmental Approval, Regulation.

ITEM 6.7  Litigation.

ITEM 6.8 Existing Subsidiaries.

ITEM 6.11  Employee Benefit Plans.

ITEM 6.12 Environmental Matters.

ITEM 8.2 Outstanding Indebtedness.

                  CREDITOR                       OUTSTANDING PRINCIPAL AMOUNT
                  --------                       ----------------------------

ITEM 8.3 Ongoing Liens.

ITEM 8.5 Ongoing Investments.

ITEM 8.8 Options and Warrants.

                                                                     SCHEDULE II

                                  PERCENTAGES;
                                  LIBO OFFICE;

                                 DOMESTIC OFFICE

                                                                                              PERCENTAGES
                                                                   -------------------------------------------------------------
                                                                      REVOLVING                       MULTI-DRAW
NAME AND NOTICE                                        DOMESTIC          LOAN         TERM B LOAN      TERM LOAN       AGGREGATE
ADDRESS OF LENDER                    LIBO OFFICE        OFFICE        COMMITMENT      COMMITMENT      COMMITMENT      COMMITMENT
-----------------                    -----------        ------        ----------      ----------      ----------      ----------
Credit Suisse First Boston             Same as         Same as       9.14285714%         70.0%        9.14285714%    31.27272727%
Eleven Madison Avenue                   Notice          Notice
New York, New York                      Address         Address
10010

The Bank of Nova Scotia                Same as         Same as       8.57142857%            0%        8.57142857%     5.45454545%
     Atlanta Agency                     Notice          Notice
600 Peachtree Street, N.E.              Address         Address
Suite 2700
Atlanta, GA 30308
Attn: Eudia Smith

First Union National Bank              Same as         Same as       8.57142857%          3.0%        8.57142857%     5.45454545%
1970 Chain Bridge Road                  Notice          Notice
9th Floor                              Address         Address
South Tower
McLean, VA 33166
Attn: Jeff McGrath

Comerica Bank                          Same as         Same as              8.0%            0%               8.0%     5.09090909%
611 Anton Boulevard                     Notice          Notice
2nd Floor                               Address         Address
Costa Mesa, CA  92626

Bank Polska Kasa Opieki,               Same as        Same as        2.85714286%            0%       2.857142856%     1.81818182%
S.A., New York Branch                   Notice         Notice
470 Park Avenue South                   Address        Address
15th Floor
New York, NY  10016


                                                                                              PERCENTAGES
                                                                   -------------------------------------------------------------
                                                                      REVOLVING                       MULTI-DRAW
NAME AND NOTICE                                        DOMESTIC          LOAN         TERM B LOAN      TERM LOAN       AGGREGATE
ADDRESS OF LENDER                    LIBO OFFICE        OFFICE        COMMITMENT      COMMITMENT      COMMITMENT      COMMITMENT
-----------------                    -----------        ------        ----------      ----------      ----------      ----------
National City Bank                     Same as        Same as               8.0%            0%               8.0%     5.09090909%
1900 East Ninth Street                  Notice         Notice
Cleveland, OH  44114-                   Address        Address
3484

TransAmerica Business                  Same as        Same as               8.0%            0%               8.0%     5.09090909%
Credit Corporation                      Notice         Notice
555 Theodore Fremd                      Address        Address
Avenue
Suite C-301
Rye, NY  10580

Erste Bank                             Same as        Same as        4.57142857%            0%        4.57142857%     2.90909091%
280 Park Avenue                         Notice         Notice
West Building, 32nd Floor               Address        Address
New York, NY 10017

Fleet National Bank                    Same as        Same as               8.0%            0%               8.0%     5.09090909%
100 Federal Street                      Notice         Notice
Boston, MA  02110                       Address        Address

Key Bank National                      Same as        Same as               8.0%            0%               8.0%     5.09090909%
Association                             Notice         Notice
700 Fifth Avenue                        Address        Address
Seattle, WA  98104

IBM Credit Corporation            5000 Executive    Same as LIBO            8.0%            0%               8.0%     5.09090909%
North Castle Drive                Parkway              Office
Armonk, NY  10504                 Suite 450
                                  P.O. Box 5157
                                  San Ramon, CA
                                  94583

Imperial Bank                          Same as        Same as               8.0%            0%               8.0%     5.09090909%
701 B Street                            Notice         Notice
Suite 600                               Address        Address
San Diego, CA  92101


                                                                                              PERCENTAGES
                                                                   -------------------------------------------------------------
                                                                      REVOLVING                       MULTI-DRAW
NAME AND NOTICE                                        DOMESTIC          LOAN         TERM B LOAN      TERM LOAN       AGGREGATE
ADDRESS OF LENDER                    LIBO OFFICE        OFFICE        COMMITMENT      COMMITMENT      COMMITMENT      COMMITMENT
-----------------                    -----------        ------        ----------      ----------      ----------      ----------
Bank Austria Creditanstalt             Same as        Same as        5.71428571%            0%        5.71428571%     3.63636364%
Corporate Finance, Inc.                 Notice         Notice
50 California Street                    Address        Address
Suite 3005
San Francisco, CA  94111

Sanwa Bank California                  Same as        Same as        4.57142857%            0%        4.57142857%     2.90909091%
1280 Fourth Avenue                      Notice         Notice
2nd Floor                               Address        Address
San Diego, CA  92101

Oppenheimer Senior                     Same as        Same as                 0%          2.5%                 0%     0.90909091%
Floating Rate Fund                      Notice         Notice
6803 South Tucson Way                   Address        Address
Englewood, CO  80112-
3924

Franklin Floating Rate                 Same as        Same as                 0%          7.0%                 0%     1.81818182%
Trust                                   Notice         Notice
777 Mariners Island                     Address        Address
Boulevard
San Mateo, CA  94404

Metropolitan Life                      Same as        Same as                 0%          5.0%                 0%     1.81818182%
Insurance Company                       Notice         Notice
334 Madison Avenue                      Address        Address
P.O. Box 633
Convent Station, NJ
07961-0633

KZH Soleil-2 LLC                       Same as        Same as                 0%          5.0%                 0%     1.81818182%
c/o The Chase Manhattan                 Notice         Notice
Bank                                    Address        Address
450 West 33rd Street - 15th
Floor
New York, NY 10001

KZH Shoshone LLC                       Same as        Same as                 0%          2.5%                 0%     0.90909091%
c/o The Chase Manhattan                 Notice         Notice
Bank                                    Address        Address
450 West 33rd Street - 15th
Floor
New York, NY 10001


                                                                                              PERCENTAGES
                                                                   -------------------------------------------------------------
                                                                      REVOLVING                       MULTI-DRAW
NAME AND NOTICE                                        DOMESTIC          LOAN         TERM B LOAN      TERM LOAN       AGGREGATE
ADDRESS OF LENDER                    LIBO OFFICE        OFFICE        COMMITMENT      COMMITMENT      COMMITMENT      COMMITMENT
-----------------                    -----------        ------        ----------      ----------      ----------      ----------
Principal Life Insurance               Same as        Same as                 0%          5.0%                 0%     1.81818182%
Company                                 Notice         Notice
801 Grand Avenue                        Address        Address
Des Moines, IA  50392-
0800

                                                                  SCHEDULE III

                                    SYNERGIES

ACQUISITIONS OF ASSIST AND MAINSAVER                                    EBITDA
------------------------------------                                    ------
For the twelve months ended March 31, 2000                          $1,900,000

For the twelve months ended June 30, 2000                           $1,425,000

For the twelve months ended September 30, 2000                        $950,000

For the twelve months ended December 31, 2000                         $475,000

For all periods thereafter                                                  $0


ACS ACQUISITION
---------------

For the twelve months ended the last day of FQ1*                    $3,000,000

For the twelve months ended the last day of FQ2*                    $2,225,000

For the twelve months ended the last day of FQ3*                    $1,500,000

For the twelve months ended the last day of FQ4*                      $750,000

For all periods thereafter                                                  $0


ACQUISITION OF LINCOM
---------------------

For the twelve months ended the last day of FQ1*                      $500,000

For the twelve months ended the last day of FQ2*                      $375,000

For the twelve months ended the last day of FQ3*                      $250,000

For the twelve months ended the last day of FQ4*                      $125,000

For all periods thereafter                                                  $0






ACQUISITION OF ACQUISITION TWO
------------------------------

For the twelve months ended the last day of FQ1*                    $1,100,000

For the twelve months ended the last day of FQ2*                      $825,000

For the twelve months ended the last day of FQ3*                      $550,000

For the twelve months ended the last day of FQ4*                      $275,000

For all periods thereafter                                                  $0


* FQ1 means the Fiscal Quarter during which the acquisition occurred.

* FQ2 means the Fiscal Quarter following FQ1.

* FQ3 means the Fiscal Quarter following FQ2.

* FQ4 means the Fiscal Quarter following FQ3.

                                                                     EXHIBIT A-1
                                    REVOLVING NOTE


$[               ]                                            February ___, 2000



     FOR VALUE RECEIVED, the undersigned, THE TITAN CORPORATION, a Delaware corporation (the "BORROWER"), promises to pay to the order of [Name of Lender] and its registered assigns (the "REVOLVING LENDER") on the Stated Maturity Date for all Revolving Loans, the principal sum of [
        ] DOLLARS ($[         ]) or, if less, the aggregate unpaid principal
amount of all Revolving Loans made by the Revolving Lender pursuant to that certain Senior Secured Credit Agreement, dated as of February __, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Borrower, the various financial institutions (including the Revolving Lender) as are or may become parties thereto (collectively, the "LENDERS"), Credit Suisse First Boston, as administrative agent for the Lenders ("ADMINISTRATIVE AGENT"), First Union Securities, Inc., as Syndication Agent, and The Bank of Nova Scotia, as Documentation Agent. Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement.

     The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement. Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Credit Agreement.

     This Revolving Note is one of the Revolving Notes referred to in, and evidences Obligations incurred under, the Credit Agreement, to which reference is made for a description of the security for this Revolving Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Obligations evidenced by this Revolving Note and on which such Obligations may be declared to be immediately due and payable.

     The Borrower hereby irrevocably authorizes the Revolving Lender to make (or cause to be made) appropriate notations on the grid attached hereto (or on any continuation of such grid), which notations, if made, shall evidence, inter alia, the date of and the outstanding principal of, the Revolving Loans evidenced hereby. Such notations shall be rebuttable presumptive evidence of the accuracy of the information so set forth; provided, however, that the failure of the Revolving Lender to make any such notations shall not limit or otherwise affect any Obligations of the Borrower.

     Any assignment or transfer of this Revolving Note shall be effective solely by registration thereof in the Register pursuant to the Credit Agreement.

     All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

     THIS REVOLVING NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSES SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).



                                   THE TITAN CORPORATION


                                   By:
                                      ---------------------------
                                       Name:
                                       Title:

                        REVOLVING LOANS AND PRINCIPAL PAYMENTS


          Amount of Revolving                       Amount of Principal         Unpaid Principal
               Loan Made                                  Repaid                      Balance
          -------------------                       -------------------         ----------------
                                   Interest
          Alternate     LIBO        Period          Alternate      LIBO       Alternate       LIBO    Total    Notation
  Date    Base Rate     Rate    (If Applicable)     Base Rate      Rate       Base Rate       Rate              Made By
===========================================================================================================================




                                                                     EXHIBIT A-2

                                   SWING LINE NOTE


$10,000,000                                                    February __, 2000


     FOR VALUE RECEIVED, the undersigned, THE TITAN CORPORATION, a Delaware corporation (the "BORROWER"), promises to pay to the order of CREDIT SUISSE FIRST BOSTON and its registered assigns (the "SWING LINE LENDER") on the Stated Maturity Date for all Revolving Loans, the principal sum of TEN MILLION DOLLARS ($10,000,000) or, if less, the aggregate unpaid principal amount of all Swing Line Loans made by the Swing Line Lender pursuant to that certain Senior Secured Credit Agreement, dated as of February __, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Borrower, the various financial institutions (including the Swing Line Lender) as are or may become parties thereto (collectively, the "LENDERS"), Credit Suisse First Boston, as administrative agent for the Lenders (the "ADMINISTRATIVE AGENT"), First Union Securities, Inc., as Syndication Agent, and The Bank of Nova Scotia, as Documentation Agent. Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement.

     The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement. Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Credit Agreement.

     This Swing Line Note is the Swing Line Note referred to in, and evidences Obligations incurred under, the Credit Agreement, to which reference is made for a description of the security for this Swing Line Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Obligations evidenced by this Swing Line Note and on which such Obligations may be declared to be immediately due and payable.

     The Borrower hereby irrevocably authorizes the Swing Line Lender to make (or cause to be made) appropriate notations on the grid attached hereto (or on any continuation of such grid), which notations, if made, shall evidence, INTER ALIA, the date of and the outstanding principal of, the Swing Line Loans evidenced hereby. Such notations shall be rebuttable presumptive evidence of the accuracy of the information so set forth; PROVIDED, HOWEVER, that the failure of the Swing Line Lender to make any such notations shall not limit or otherwise affect any Obligations of the Borrower.

     Any assignment or transfer of this Swing Line Note shall be effective solely by registration thereof in the Register pursuant to the Credit Agreement.

     All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

     THIS SWING LINE NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSES SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).


                                        THE TITAN CORPORATION


                                        By
                                          ------------------------------
                                          Name:
                                          Title:

                       SWING LINE LOANS AND PRINCIPAL PAYMENTS


               Amount of          Amount of      Unpaid
               Swing Line         Principal     Principal                    Notation
   Date        Loan Made           Repaid        Balance        Total         Made By
========================================================================================



                                                                     EXHIBIT A-3


                                     TERM B NOTE


$_________                                                     February __, 2000


     FOR VALUE RECEIVED, the undersigned, THE TITAN CORPORATION, a Delaware corporation (the "BORROWER"), promises to pay to the order of [Name of Lender] and its registered assigns (the "TERM B LOAN LENDER") on the Stated Maturity Date for all Term B Loans, the principal sum of [_______________] DOLLARS ($_________) or, if less, the aggregate unpaid principal amount of all Term B Loans made by the Term B Loan Lender pursuant to that certain Senior Secured Credit Agreement, dated as of February __, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Borrower, the various financial institutions (including the Term B Loan Lender) as are or may become parties thereto (collectively, the "LENDERS"), Credit Suisse First Boston, as administrative agent for the Lenders (the "ADMINISTRATIVE AGENT"), First Union Securities, Inc., as Syndication Agent, and The Bank of Nova Scotia, as Documentation Agent. Terms used herein have the meanings provided in the Credit Agreement.

     The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement. Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Credit Agreement.

     This Term B Note is one of the Term B Notes referred to in, and evidences Obligations incurred under, the Credit Agreement, to which reference is made for a description of the security for this Term B Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Obligations evidenced by this Term B Note and on which such Obligations may be declared to be immediately due and payable.

     The Borrower hereby irrevocably authorizes the Term B Loan Lender to make (or cause to be made) appropriate notations on the grid attached hereto (or on any continuation of such grid), which notations, if made, shall evidence, INTER ALIA, the date of and the outstanding principal of, the Term B Loans evidenced hereby. Such notations shall be rebuttable presumptive evidence of the accuracy of the information so set forth; PROVIDED, HOWEVER, that the failure of the Term B Loan Lender to make any such notations shall not limit or otherwise affect any Obligations of the Borrower.

     Any assignment or transfer of this Term B Note shall be effective solely by registration thereof in the Register pursuant to the Credit Agreement.

     All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

     THIS TERM B NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSES SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK).


                                   THE TITAN CORPORATION


                                   By
                                     ------------------------------
                                      Name:
                                      Title:

                          TERM B LOAN AND PRINCIPAL PAYMENTS



            Amount of
         Term B Loan Made                    Amount of Principal    Unpaid Principal
                                                   Repaid               Balance
-----------------------------------------------------------------------------------------------------------
                                Interest
  Date  Alternate     LIBO       Period       Alternate    LIBO     Alternate    LIBO           Notation
        Base Rate     Rate   (If Applicable)  Base Rate    Rate     Base Rate    Rate   Total   Made By
===========================================================================================================


                                                                     EXHIBIT A-4


                                 MULTI-DRAW TERM NOTE


$_________                                                    ____________, 2000


     FOR VALUE RECEIVED, the undersigned, THE TITAN CORPORATION, a Delaware corporation (the "BORROWER"), promises to pay to the order of [Name of Lender] and its registered assigns (the "MULTI-DRAW TERM LOAN LENDER") on the Stated Maturity Date for all Multi-Draw Term Loans, the principal sum of [_______________] DOLLARS ($_________) or, if less, the aggregate unpaid principal amount of all Multi-Draw Term Loans made by the Multi-Draw Term Loan Lender pursuant to that certain Senior Secured Credit Agreement, dated as of February __, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Borrower, the various financial institutions (including the Multi-Draw Term Loan Lender) as are or may become parties thereto (collectively, the "LENDERS"), Credit Suisse First Boston, as administrative agent for the Lenders (the "ADMINISTRATIVE AGENT"), First Union Securities, Inc., as Syndication Agent, and The Bank of Nova Scotia, as Documentation Agent. Terms used herein have the meanings provided in the Credit Agreement.

     The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement. Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Credit Agreement.

     This Multi-Draw Term Note is one of the Multi-Draw Term Notes referred to in, and evidences Obligations incurred under, the Credit Agreement, to which reference is made for a description of the security for this Multi-Draw Term Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Obligations evidenced by this Multi-Draw Term Note and on which such Obligations may be declared to be immediately due and payable.

     The Borrower hereby irrevocably authorizes the Multi-Draw Term Loan Lender to make (or cause to be made) appropriate notations on the grid attached hereto (or on any continuation of such grid), which notations, if made, shall evidence, INTER ALIA, the date of and the outstanding principal of, the Multi-Draw Term Loans evidenced hereby. Such notations shall be rebuttable presumptive evidence of the accuracy of the information so set forth; PROVIDED, HOWEVER, that the failure of the Multi-Draw Term Loan Lender to make any such notations shall not limit or otherwise affect any Obligations of the Borrower.

     Any assignment or transfer of this Multi-Draw Term Note shall be effective solely by registration thereof in the Register pursuant to the Credit Agreement.

     All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

     THIS MULTI-DRAW TERM NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSES SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).


                                   THE TITAN CORPORATION


                                   By
                                     ----------------------------
                                      Name:
                                      Title:

                     MULTI-DRAW TERM LOAN AND PRINCIPAL PAYMENTS





              Amount of
         Multi-Draw Term Loan                     Amount of Principal    Unpaid Principal
                Made                                   Repaid                 Balance
-------------------------------------------------------------------------------------------------------------
                                    Interest
         Alternate       LIBO        Period        Alternate    LIBO     Alternate    LIBO           Notation
  Date   Base Rate       Rate    (If Applicable)   Base Rate    Rate     Base Rate    Rate   Total   Made By
==============================================================================================================




                                                                     EXHIBIT A-5

                                   TERM C NOTE

$_________                                                 _______________, 2000


        FOR VALUE RECEIVED, the undersigned, THE TITAN CORPORATION, a Delaware corporation (the "BORROWER"), promises to pay to the order of [Name of Lender] and its registered assigns (the "TERM C LOAN LENDER") on the Stated Maturity Date for all Term C Loans, the principal sum of [_______________] DOLLARS ($_________) or, if less, the aggregate unpaid principal amount of all Term C Loans made by the Term C Loan Lender pursuant to that certain Senior Secured Credit Agreement, dated as of February __, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Borrower, the various financial institutions (including the Term C Loan Lender) as are or may become parties thereto (collectively, the "LENDERS"), Credit Suisse First Boston, as administrative agent for the Lenders (the "ADMINISTRATIVE AGENT"), First Union Securities, Inc., as Syndication Agent, and The Bank of Nova Scotia, as Documentation Agent. Terms used herein have the meanings provided in the Credit Agreement.

        The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement. Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Credit Agreement.

        This Term C Note is one of the Term C Notes referred to in, and evidences Obligations incurred under, the Credit Agreement, to which reference is made for a description of the security for this Term C Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Obligations evidenced by this Term C Note and on which such Obligations may be declared to be immediately due and payable.

        The Borrower hereby irrevocably authorizes the Term C Loan Lender to make (or cause to be made) appropriate notations on the grid attached hereto (or on any continuation of such grid), which notations, if made, shall evidence, INTER ALIA, the date of and the outstanding principal of, the Term C Loans evidenced hereby. Such notations shall be rebuttable presumptive evidence of the accuracy of the information so set forth; PROVIDED, HOWEVER, that the failure of the Term C Loan Lender to make any such notations shall not limit or otherwise affect any Obligations of the Borrower.

        Any assignment or transfer of this Term C Note shall be effective solely by registration thereof in the Register pursuant to the Credit Agreement.

        All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

        THIS TERM C NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSES SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

                                        THE TITAN CORPORATION

                                        By
                                          -----------------------------
                                           Name:

                                           Title:

                        TERM C LOAN AND PRINCIPAL PAYMENTS


               Amount of                        Amount of Principle     Upaid Principle
            Term C Loan Made                          Repaid                Balance
--------------------------------------------------------------------------------------------------------------
                                Interest
            Alternate   LIBO     Period          Alternate      LIBO     Alternate    LIBO            Notation
   Date     Base Rate   Rate   (If Applicable)   Base Rate      Rate     Base Rate    Rate    Total   Made By
==============================================================================================================



                                                                     EXHIBIT B-1

                                BORROWING REQUEST

Credit Suisse First Boston,
 as Administrative Agent
Eleven Madison Avenue
New York, New York  10010

Attention:______________________

                              THE TITAN CORPORATION

Gentlemen and Ladies:

         This Borrowing Request is delivered to you pursuant to Section 2.7 of the Senior Secured Credit Agreement, dated as of February __, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among The Titan Corporation (the "BORROWER"), the various financial institutions as are or may become parties thereto (collectively, the "LENDERS"), Credit Suisse First Boston, as administrative agent for the Lenders (the "ADMINISTRATIVE AGENT"), First Union Securities, Inc., as Syndication Agent, and The Bank of Nova Scotia, as Documentation Agent. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

         The Borrower hereby requests that a [Revolving Loan]
[Multi-Draw Term Loan] [Term B Loan] [Term C Loan] [Swing Line Loan] be made in the aggregate principal amount of $_____ on______ ,_____as a *[LIBO Rate Loan having an Interest Period of [two weeks] [one] [two] [three] [six] [nine] [twelve] month(s)] [Base Rate Loan].

         The Borrower hereby acknowledges that, pursuant to Section 5.2(b) of the Credit Agreement, each of the delivery of this Borrowing Request and the acceptance by the Borrower of the proceeds of the Loans requested hereby constitute a representation and warranty by the Borrower that, on the date of such Loans, both immediately before and after giving effect thereto and to the application of the proceeds therefrom, the statements set forth_______________

* Insert appropriate interest rate option and, if applicable, the number of weeks or months with respect to LIBO Rate Loans. Note that Swing Line Loans must be made as Base Rate Loans.

in Section 5.2(a) of the Credit Agreement are true and correct (it being understood that such representations and warranties not qualified by reference to materiality or Material Adverse Effect are true and correct in all material respects).

         The Borrower agrees that if prior to the time of the Borrowing requested hereby any matter certified to herein by it will not be true and correct in all material respects at such time as if then made, it will immediately so notify the Administrative Agent. Except to the extent, if any, that prior to the time of the Borrowing requested hereby the Administrative Agent shall receive written notice to the contrary from the Borrower, each matter certified to herein shall be deemed once again to be certified as true and correct in all material respects at the date of such Borrowing as if then made.

         Please wire transfer the proceeds of the Borrowing to the accounts of the following persons at the financial institutions indicated respectively:

Amount to be                                    Name, Account No.,
TRANSFERRED        PERSON TO BE PAID            ADDRESS, ETC.
______________    __________________           ____________________

$_____________                                 _________________________
                                               _________________________
                                                Attention:______________

$_____________                                 _________________________
                                               _________________________
                                                Attention:______________

$_____________                                 _________________________
Balance of such                                _________________________
proceeds                                        Attention:______________

         IN WITNESS WHEREOF, the Borrower has caused this Borrowing Request to be executed and delivered, and the certification and representations and warranties contained herein to be made, by its duly Authorized Officer this __ day of ____________, ____.

                                        THE TITAN CORPORATION

                                        By
                                          -------------------------
                                          Name:
                                          Title:

                                                                     EXHIBIT B-2

                                ISSUANCE REQUEST

Credit Suisse First Boston,
 as Administrative Agent
Eleven Madison Avenue
New York, New York  10010

Attention:____________________

                              THE TITAN CORPORATION

Gentlemen and Ladies:

         This Issuance Request is delivered to you pursuant to Section 2.11(a) of the Senior Secured Credit Agreement, dated as of February __, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among The Titan Corporation, a Delaware corporation (the "BORROWER"), the various financial institutions as are or may become parties thereto (collectively, the "LENDERS"), Credit Suisse First Boston, as administrative agent for the Lenders (the "ADMINISTRATIVE AGENT"), First Union Securities, Inc., as Syndication Agent, and The Bank of Nova Scotia, as Documentation Agent. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

         The Borrower hereby requests that [name of Issuer], as Issuer *[issue a Letter of Credit on____________ ,____ (the "DATE OF ISSUANCE") in the initial Stated Amount of____________ with a Stated Expiry Date (as defined therein) of ______________, ____][extend the Stated Expiry Date (as defined under Letter of Credit No.__, issued on _______________, ____, in the initial Stated Amount of $_____________)to a revised Stated Expir y Date (as defined therein) of ________________, ____].

         **[The beneficiary of the requested Letter of Credit will be [_____________________.]

--------
*        Insert and complete as appropriate.
**       Delete if Issuance Request is for an extension.

         The Borrower hereby acknowledges that, pursuant to Section 5.2(b) of the Credit Agreement, each of the delivery of this Issuance Request and the *[issuance] [extension] of the Letter of Credit requested hereby constitute a representation and warranty by the Borrower that, on the date of such Credit Extension, both immediately before and after giving effect thereto and to the application of the proceeds therefrom, all statements set forth in Section 5.2(a) of the Credit Agreement are true and correct (it being understood that such representations and warranties not qualified by reference to materiality or Material Adverse Effect are true and correct in all material respects).

         The Borrower agrees that if, prior to the time of the [issuance] [extension] of the Letter of Credit requested hereby, any matter certified to herein by it will not be true and correct in all material respects at such time as if then made, it will immediately so notify the Administrative Agent. Except to the extent, if any, that prior to the time of the [issuance] [extension] of the Letter of Credit requested hereby the Administrative Agent and the Issuer shall receive written notice to the contrary from the Borrower, each matter certified to herein shall be deemed to be certified as true and correct in all material respects at the date of such [issuance] [extension] as if then made.

--------
*        Insert as appropriate.

         IN WITNESS WHEREOF, the Borrower has caused this Issuance Request to be executed and delivered, and the certification and representations and warranties contained herein to be made, by its duly Authorized Officer this __ day of ___________, ____.

                                        THE TITAN CORPORATION

                                        By:
                                          -------------------------
                                         Name:
                                         Title:

                                                                       EXHIBIT C

                         CONTINUATION/CONVERSION NOTICE

Credit Suisse First Boston,
  as Administrative Agent
Eleven Madison Avenue
New York, New York  10010

Attention:_____________________

                              THE TITAN CORPORATION

Gentlemen and Ladies:

         This Continuation/Conversion Notice is delivered to you pursuant to
Section 2.9 of the Senior Secured Credit Agreement, dated as of February __, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among The Titan Corporation, a Delaware corporation (the "BORROWER"), the various financial institutions as are or may become parties thereto (collectively, the "LENDERS"), Credit Suisse First Boston, as administrative agent for the Lenders (the "ADMINISTRATIVE AGENT"), First Union Securities, Inc., as Syndication Agent, and The Bank of Nova Scotia, as Documentation Agent. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

         The Borrower hereby requests that on ________, ____,

                    *[(1) **$ of the presently outstanding principal amount of the [Revolving Loans] [Multi-Draw Term Loans] [Term B Loans] [Term C Loans] originally made on _______, ____,]

_________________________________
*        Delete if not applicable.

**       Subject to minimum amounts and multiples contemplated in Section 2.9.

                *[(2) and all Loans presently being maintained as *[Base Rate Loans] [LIBO Rate Loans],]

                (3) be [converted into] [continued as],

                (4) **[LIBO Rate Loans having an Interest Period of [two weeks] [one] [two] [three] [six] [nine] [twelve] month(s)] [Base Rate Loans].

        The Borrower hereby:

                (a) certifies and warrants that no Default has occurred and is continuing or will (immediately after giving effect to the continuation or conversion requested hereby) occur and be continuing; and

                (b) agrees that if prior to the time of such continuation or conversion any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify the Administrative Agent.

        Except to the extent, if any, that prior to the time of the continuation or conversion requested hereby the Administrative Agent shall receive written notice to the contrary from the Borrower, each matter certified to herein shall be deemed to be certified at the date of such continuation or conversion as if then made.

___________________________________
*          Delete if not applicable.

** Insert appropriate interest rate option and, if applicable, the number of weeks or months with respect to LIBO Rate Loans.

           IN WITNESS WHEREOF, the Borrower has caused this Continuation/Conversion Notice to be executed and delivered, and the certification and representations and warranties contained herein to be made, by its duly Authorized Officer this ___ day of _____________,____.


                                        THE TITAN CORPORATION

                                        By:
                                           --------------------------
                                          Name:
                                          Title:

                                                                       EXHIBIT D



                               CLOSING DATE CERTIFICATE

                                THE TITAN CORPORATION


     This Closing Date Certificate (this "CERTIFICATE") is delivered pursuant to
Section 5.1(c) of the Senior Secured Credit Agreement, dated as of February __, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT") among The Titan Corporation, a Delaware corporation (the "BORROWER"), the various financial institutions as are or may become parties thereto (collectively, the "LENDERS"), Credit Suisse First Boston, as administrative agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT"), First Union Securities, Inc., as Syndication Agent, and The Bank of Nova Scotia, as Documentation Agent. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

     The undersigned hereby certifies, represents and warrants for and on behalf of the Borrower, as of the Closing Date, as follows:

     1. FINANCIAL INFORMATION, ETC. Each of the financial statements required pursuant to Section 5.1(h) of the Credit Agreement have been delivered to the Administrative Agent.

     2. PAYMENT OF OUTSTANDING INDEBTEDNESS, ETC. All Indebtedness to be repaid pursuant to Section 5.1(p) of the Credit Agreement, together with all interest, all prepayment premiums and other amounts due and payable with respect thereto, has been paid in full from the proceeds of the HIGH TIDES and the Credit Extension made on the Closing Date and the commitments in respect of such Indebtedness have been terminated.

     3. INSURANCE. Attached hereto as ANNEX I are certified copies of certificates of insurance (or binders in respect thereof), from one or more insurance companies, evidencing coverage required to be maintained pursuant to the Credit Agreement and each Loan Document.

     4. MATERIAL ADVERSE CHANGE. There has not occurred a Material Adverse Effect since December 31, 1998.

     5. COMPLIANCE WITH WARRANTIES, NO DEFAULT, ETC. Both before and after giving effect to the Credit Extension made on the Closing Date:

          (a)the representations and warranties set forth in ARTICLE VI (excluding, however, those contained in SECTION 6.7) and in each other Loan Document are, in each case, true and correct in all respects (with respect to representations and warranties qualified by materiality or Material Adverse Effect) and in all material respects (with respect to all other representations and warranties) with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date unless such representations and warranties are qualified by materiality or Material Adverse Effect, in which case such representations and warranties are true and correct as of such earlier date);

          (b) except as disclosed by the Borrower to the Administrative Agent and the Lenders pursuant to SECTION 6.7,

               (i) no labor controversy, litigation, arbitration or governmental investigation or proceeding is pending or, to the knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect, or which would adversely affect the legality, validity or enforceability of the Credit Agreement or any other Loan Document; and

               (ii) no development has occurred in any labor controversy, litigation, arbitration or governmental investigation or proceeding disclosed pursuant to SECTION 6.7 which could reasonably be expected to have a Material Adverse Effect; and

               (iii) no Default has occurred and is continuing.

     6. CONSENTS, ETC. All governmental and third party approvals and consents required to be obtained prior to the Closing Date in connection with the acquisitions of Acquisition Two and LinCom and all governmental and third party approvals and consents necessary in connection with the ACS Acquisition (other than the approval of the shareholders of ACS), the financing contemplated pursuant to the Credit Agreement (including the execution and delivery of the Credit Agreement and each other Loan Document required thereunder by each Obligor and the performance of their respective Obligations) and continuing operations of the Borrower, each Guarantor, ACS (after giving effect to the consummation of the ACS Acquisition), Acquisition Two and LinCom (after giving effect to the consummation of the acquisitions of Acquisition Two and LinCom) have been obtained and are in full force and effect (and, to the extent requested by the Administrative Agent, the Administrative Agent has received true and correct copies of such approvals and consents) and all applicable waiting periods have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose adverse conditions on the transactions contemplated by the Credit Agreement.

     7. LITIGATION. There is no pending or, to the knowledge of the Borrower, threatened, litigation, proceedings or investigations which could reasonably be expected to have (i) a material adverse effect on the ACS Acquisition or the acquisitions of Acquisition Two and LinCom or (ii) a Material Adverse Effect.

     8. PRO FORMA EBITDA. The Borrower has a minimum EBITDA, pro forma for the twelve months ended September 30, 1999, of $45,600,000, excluding pending acquisitions and any unrealized synergies.

     IN WITNESS WHEREOF, the undersigned has caused this Certificate to be executed and delivered, and the certification, representations and warranties contained herein to be duly made, by an Authorized Officer this _____ day of February, 2000.


                                   THE TITAN CORPORATION


                                   By:
                                      ----------------------------
                                   Name:
                                   Title:

                                                                         ANNEX I


                               INSURANCE CERTIFICATES

                                                                      EXHIBIT E


                                COMPLIANCE CERTIFICATE


Credit Suisse First Boston,
  as Administrative Agent
Eleven Madison Avenue
New York, New York 10010

Attention:


                                THE TITAN CORPORATION


Gentlemen and Ladies:

     This Compliance Certificate is delivered to you pursuant to [Section 5.1(i)] [clause (c) of Section 7.1] of the Senior Secured Credit Agreement, dated as of February __, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among The Titan Corporation, a Delaware corporation (the "BORROWER"), the various financial institutions as are or may become parties thereto (collectively, the "LENDERS"), Credit Suisse First Boston, as administrative agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT"), First Union Securities, Inc., as Syndication Agent, and The Bank of Nova Scotia, as Documentation Agent. Unless otherwise defined in this Compliance Certificate, terms used herein (including the Attachments hereto) have the meanings provided in the Credit Agreement.
Each reference to a Section is to the relevant Section in the Credit Agreement.

     The Borrower hereby certifies and warrants that as of __________ __, ____ (the "COMPUTATION DATE"):

1. The Total Debt to EBITDA Ratio was _____:1.00, as computed on ATTACHMENTS 1 and 2 hereto.

     The maximum Total Debt to EBITDA Ratio permitted pursuant to clause (a) of
     Section 8.4 is _____:1.00 and, accordingly, the Total Debt to EBITDA Ratio covenant [has] [has not] been satisfied.

2. The Net Worth of the Borrower is $_________________, as computed on ATTACHMENT 3 hereto.

     The minimum Net Worth required pursuant to clause (b) of Section 8.4 (as computed on ATTACHMENT 3 hereto) is $__________, and accordingly, the Net Worth covenant [has][has not] been satisfied.

3. The Fixed Charge Coverage Ratio was _____:1.00, as computed on ATTACHMENT 4 hereto.

     The minimum Fixed Charge Coverage Ratio permitted pursuant to clause (c) of
     Section 8.4 is 1:00:1.00 and, accordingly, the Fixed Charge Coverage Ratio covenant [has] [has not] been satisfied.

4. The Interest Coverge Ratio was _____:1.00, as computed on ATTACHMENT 5 hereto.

     The minimum Interest Coverage Ratio permitted pursuant to clause (d) of
     Section 8.4 is _____:1.00 and, accordingly, the Interest Coverage Ratio covenant [has] [has not] been satisfied.

5. The Indebtedness of the Borrower and the Guarantors in respect of purchase money Indebtedness and Capitalized Lease Liabilities under clause (g) of
     Section 8.2 of the Credit Agreement, in the aggregate, was $_________. Such Indebtedness pursuant to such clause (g) of Section 8.2 of the Credit Agreement is not allowed to exceed $15,000,000 in the aggregate, and accordingly, such Indebtedness was [not] permitted.

6. Other unsecured Indebtedness of the Borrower and the Guarantors under clause (j) of Section 8.2 of the Credit Agreement, was, in the aggregate, $____________. Such other unsecured Indebtedness pursuant to clause (h) of
     Section 8.2 of the Credit Agreement is not allowed to exceed, in an aggregate amount at any time, $15,000,000, and accordingly, such Indebtedness was [not] permitted.

7. Other Investments of the Borrower or any of its Restricted Subsidiaries under clause (j) of Section 8.5 of the Credit Agreement, was $__________. Such other Investments pursuant to clause (j) of Section 8.5 of the Credit Agreement are not permitted to exceed $25,000,000 in the aggregate over the term of the Credit Agreement, and accordingly, to date, such Investments were [not] permitted.

[8. Compliance with clause (e) of Section 8.6: The Total Debt to EBITDA Ratio at the time of the spin off of Cayenta to the shareholders of the Borrower
     was _____:1.00, calculated on a PRO FORMA basis.   The maximum Total Debt
     to EBITDA Ratio so calculated on a PRO FORMA basis may not exceed 3:00:1.00, and, accordingly, such spin-off was [not] permitted.]

[9.  Compliance with clause (f) of Section 8.6:

     (a) The Total Debt to EBITDA Ratio immediately following the proposed redemption of Capital Stock of the Borrower or any of its Restricted Subsections was ___:1.00, calculated on a PRO FORMA basis, giving effect to such proposed redemption. The maximum Total Debt to EBITDA Ratio so calculated on a PRO FORMA basis may not exceed 3:00:1.00, and, accordingly, such redemption was [not] permitted. The aggregate value of Capital Stock redemptions for the Borrower and its Restricted Subsidiaries under clause (f)(iii) of Section 8.6 of the Credit Agreement was $_______. The aggregate value of such redemptions pursuant to clause (f)(iii) of Section 8.6 of the Credit Agreement are not permitted to exceed $5,000,000, and accordingly, such redemptions were [not] permitted.

     (b) The aggregate value of Capital Stock redemptions for the Borrower and its Restricted Subsidiaries under clause (f)(iv) of Section 8.6 of the Credit Agreement was $_______. The aggregate value of such redemptions pursuant to clause (f)(iv) of Section 8.6 of the Credit Agreement are not permitted to exceed $20,000,000, and accordingly, to date, such redemptions were [not] permitted.

     (c) The unborrowed Revolving Loan Commitment Amount at the time of Capital Stock redemptions for the Borrower and its Restricted Subsidiaries under clause (f)(v) of Section 8.6 of the Credit Agreement was $_______. The unborrowed Revolving Loan Commitment Amount at the time of such Capital Stock redemptions pursuant to clause (f)(v) of Section
          8.6 of the Credit Agreement are not permitted to be less than $20,000,000, and accordingly, to date, such [redemptions] were [not] permitted.]

10. [Name of Guarantor(s)] [have] [has] issued options and warrants representing ___% of the Capital Stock of such Guarantor(s). The total amount of options and warrants issued by any Guarantor (other than Cayenta, which may not issue any options or warrants not disclosed on ITEM 8.8 of the Disclosure Schedule) is not permitted to exceed 5% of the Capital Stock of such Guarantor, inclusive of options and warrants issued by such Guarantor as set forth in ITEM 8.8 of the Disclosure Schedule, and accordingly, such issuance(s) [were] [was] [not] permitted.

11. The aggregate fair market value of the sales, transfers, leases, contributions or conveyances (including by way of merger), or grants of options, warrants or other rights with respect to, any of the Borrower's or any Restricted Subsidiary's assets (including accounts receivable and Capital Stock of the Borrower and its Restricted Subsidiaries) to any Person in one transaction or series of transactions, pursuant to clause (e) of Section 8.10 of the Credit Agreement made in the Fiscal Year to date in
     which the Computation Date occurs was $_______.   The maximum amount of
     assets, in the aggregate, which may be disposed of pursuant to clause (e) of Section 8.10 of the Credit Agreement is $10,000,000 in any Fiscal Year and $40,000,000 over the term of the Credit Agreement, so long as the Borrower complies with Section 3.1(c) of the Credit Agreement, and accordingly, the aforementioned disposition [is][was][not] permitted.

12. The amount of sale proceeds from sale-leasebacks of the Borrower and its Restricted Subsidiaries under Section 8.14 of the Credit Agreement was $_________ per transaction. Such proceeds from sale-leasebacks pursuant to such Section 8.14 of the Credit Agreement are not allowed exceed $5,000,000 per transaction or series of related transactions, and accordingly, such sale-leasebacks were [not] permitted.

13. Indebtedness of Foreign Subsidiaries of the Borrower under Section 8.15 of the Credit Agreement, was, in the aggregate, $____________. Such Indebtedness pursuant to Section 8.15 of the Credit Agreement is not allowed to exceed, in an aggregate amount at any time, $10,000,000 (excluding any such Indebtedness which is non-recourse to the Borrower or any of its U.S. or Foreign Subsidiaries), and accordingly, such Indebtedness was [not] permitted.

14. [No Default has occurred and is continuing.] [A Default has occurred and is continuing. The details of such Default and the actions that the Borrower has taken or proposed to take with respect thereto are set forth on Schedule 1 hereto.]

     IN WITNESS WHEREOF, the Borrower has caused this Certificate to be duly executed and delivered by its chief executive, financial or accounting Authorized Officer this ____ day of __________, ____.


                                   THE TITAN CORPORATION


                                   By: ________________________________
                                       Name:
                                       Title:

                                                                      SCHEDULE 1
                                                         (to __/__/__ Compliance
                                                                    Certificate)

                                      DEFAULTS

[Describe details of Default and actions that the Borrower has taken or proposes to take with respect thereto.]

                                                                    ATTACHMENT 1
                                                         (to __/__/__ Compliance
                                                                    Certificate)

                              TOTAL DEBT TO EBITDA RATIO
                                     on __/__/__
                               (the "Computation Date")

1.   Total Debt:

     (a)  all obligations of the Borrower and its Restricted
          Subsidiaries for borrowed money or advances and all
          obligations of the Borrower and its Restricted
          Subsidiaries evidenced by bonds, debentures, notes or
          similar instruments (which, in the case of the Loans,
          shall be deemed to equal the aggregate amount of Loans
          outstanding on the Computation Date)  . . . . . . . . .    $_______

     (b)  all obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not
          drawn, and banker's acceptances issued for the account of
          the Borrower and its Restricted Subsidiaries (which, in
          the case of Letter of Credit Outstandings shall be deemed
          to equal the aggregate amount of Letter of Credit
          Outstandings on the Computation Date) . . . . . . . . .    $_______

     (c)  all monetary obligations of the Borrower or any of its
          Restricted Subsidiaries under any leasing or similar
          arrangement which have been (or, in accordance with GAAP,
          should be) classified as capitalized leases valued at the
          capitalized amount thereof  . . . . . . . . . . . . . .    $_______

     (d)  net liabilities of the Borrower and its Restricted
          Subsidiaries under all Hedging Obligations  . . . . . .    $_______


     (e)  whether or not so included as liabilities in accordance with GAAP, all obligations of the Borrower and its
          Restricted Subsidiaries to pay the deferred purchase
          price of property or services excluding Acquisition
          Incentives which are not overdue and trade accounts
          payable in the ordinary course of business which are not
          overdue for a period of more than 90 days or, if overdue
          for more than 90 days, as to which a dispute exists and
          adequate reserves in conformity with GAAP have been
          established on the books of the Borrower or such
          Restricted Subsidiary, and indebtedness or other
          obligations secured by (or for which the holder of such
          indebtedness or other obligations has an existing right,
          contingent or otherwise, to be secured by) a Lien on
          property owned or being acquired by the Borrower or any
          Restricted Subsidiary (including indebtedness or other
          obligations arising under conditional sales or other
          title retention agreements), whether or not such
          indebtedness or other obligations shall have been assumed
          by the Borrower or such Restricted Subsidiary or is
          limited in recourse . . . . . . . . . . . . . . . . . .    $_______

     (f)  all Contingent Liabilities of the Borrower and its
          Restricted Subsidiaries.  . . . . . . . . . . . . . . .    $_______

     (g)  the principal portion of all obligations of the Borrower
          and its Restricted Subsidiaries under any Synthetic Leas   $_______

     (h)  all Disqualified Stock of the Borrower and its Restricted
          Subsidiaries  . . . . . . . . . . . . . . . . . . . . .    $_______

     (i)  The sum of ITEMS 1(a) through 1(h)  . . . . . . . . . .    $_______

     (j)  intercompany Indebtedness between the Borrower and any of its Restricted Subsidiaries (including, without
          limitation, the Debentures so long as they are held by
          Titan Capital Trust)  . . . . . . . . . . . . . . . . .    $________

     (k)  the Indebtedness of Titan Africa, Inc. in connection with the project financing in Benin, so long as such
          Indebtedness remains non-recourse to the Borrower and its
          Subsidiaries (other than Titan Africa, Inc.) and the
          Borrower and its Subsidiaries (other than Titan Africa,
          Inc.) have no liability or obligations with respect to
          such Indebtedness . . . . . . . . . . . . . . . . . . .    $________

     (l)  The sum of ITEMS 1(j) and 1(K)  . . . . . . . . . . . .    $________

     (m)  TOTAL DEBT: ITEM 1(i) minus ITEM 1(l) . . . . . . . . .    $________

2.   EBITDA:  SEE ITEM 1(i) OF ATTACHMENT 2                          $________


3.   TOTAL DEBT TO EBITDA RATIO:  The ratio of ITEM 1(m) to ITEM 2    ________:1.00

                                                                    ATTACHMENT 2
                                                           (to__/__/__Compliance
                                                                    Certificate)

                                       EBITDA

                      for the four consecutive Fiscal Quarters ending on ____ (the "Computation Date")
                             (the "Computation Period")

1.   EBITDA:

      (a)  the aggregate of all amounts which would be included as net income on the consolidated financial statements of
           the Borrower and its U.S. Subsidiaries for the
           Computation Period, determined in accordance with GAAP    $_______

      (b)  all amounts deducted by the Borrower and its U.S.
           Subsidiaries, in determining Net Income, representing
           either non-cash or non-recurring losses, including fees,
           costs, charges and other expenses incurred by the
           Borrower and its U.S. Subsidiaries in connection with
           any discontinued operation, acquisition, reorganization,
           consolidation, restructuring or changes in accounting
           treatment under GAAP  . . . . . . . . . . . . . . . . .   $_______

      (c)  the amount deducted by the Borrower and its U.S.
           Subsidiaries, in determining Net Income, representing
           amortization, as determined in accordance with GAAP . .   $_______

      (d)  the amount deducted, in determining Net Income, of all federal, state and local income taxes (whether paid in
           cash or deferred) of the Borrower and its U.S.
           Subsidiaries, . . . . . . . . . . . . . . . . . . . . .   $_______

      (e)  the amount deducted, in determining Net Income, of
           Interest Expense of the Borrower and its U.S.
           Subsidiaries  . . . . . . . . . . . . . . . . . . . . .   $_______


      (f)  the amount deducted, in determining Net Income,
           representing depreciation of assets of the Borrower and
           its U.S. Subsidiaries, as determined in accordance with
           GAAP  . . . . . . . . . . . . . . . . . . . . . . . . .   $_______

      (g)  the synergies set forth in SCHEDULE III to the Credit
           Agreement for the periods described therein . . . . . .

      (h)  The sum of ITEMS 1(a) through 1(g)  . . . . . . . . . .   $_______

      (i)  all amounts added by the Borrower and its U.S.
           Subsidiaries, in determining Net Income, representing
           either non-cash or non-recurring gains, including as a
           result of changes in accounting treatment under GAAP  .   $_______

      (j)  EBITDA:  ITEM 1(h) minus ITEM 1(i)  . . . . . . . . . .   $_______

                                                                    ATTACHMENT 3
                                                         (to __/__/__ Compliance
                                                                    Certificate)


                                      NET WORTH

                             for the ____ Fiscal Quarter,
                               ending on ________, ____
                               (the "Computation Date")

1. NET WORTH: As of the Computation Date, on a consolidated basis for the Borrower and its Restricted Subsidiaries

      a.   The sum of Capital Stock taken at par value, capital        $________
           surplus and retained earnings (or accumulated deficit)
           of the Borrower on the Computation Date:

      b.   Treasury stock of the Borrower and, to the extent
           included in ITEM 1(a), minority interests in Restricted     $________
           Subsidiaries of the Borrower at such date:

      c.   NET WORTH: ITEM 1(a) minus ITEM 1(b):                       $________


2. REQUIRED NET WORTH: As of the Computation Date, on a consolidated basis for the Borrower and its Restricted Subsidiaries:

      (a)  (i)  prior to the consummation of the ACS Acquisition:
                $80,000,000

           (ii) after the consummation of the ACS Acquisition:
                $115,000,000

      (b)  50% of the aggregate Net Income in excess of zero for the period commencing on the Closing Date and ending on the
           last day of the Fiscal Quarter ending on or immediately
           prior to the Computation Date . . . . . . . . . . . . . .   $_______

      (c)  the product of 80% TIMES the net increase to the
           Borrower's shareholders' equity resulting from the initial
           public offering of Cayenta after the Closing Date . . . .   $_______

      (d)  the product of 80% TIMES the net cash proceeds derived from the issuance of common stock by the Borrower after
           the Closing Date  . . . . . . . . . . . . . . . . . . . .   $_______


      (e)  subsequent to any spin-off of Cayenta, the portion of Net
           Worth attributable to Cayenta immediately prior to such
           spin-off  . . . . . . . . . . . . . . . . . . . . . . . .   $_______

      (f)  the net decrease to the Borrower's shareholders' equity resulting from the deferred compensation charge related to
           the employee stock options of Cayenta . . . . . . . . . .   $_______

      (g)  Required Net Worth: The sum of ITEM(2)(a), ITEM 2(b), ITEM
           2(c) and ITEM 2(d) minus ITEM 2(e) minus ITEM 2(f):   . .   $_______

                                                                    ATTACHMENT 4
                                                           (to__/__/__Compliance
                                                                    Certificate)

                             FIXED CHARGE COVERAGE RATIO
                               for the Fiscal Quarter,
                    ending on ____,____(the "Computation Date")


1.   Fixed Charge Coverage Ratio

      a.   EBITDA (see ITEM 1(i) of Attachment 2)  . . . . .    $_________

      b.   Capital Expenditures made during the four
           consecutive Fiscal Quarters ending on the
           Computation Date  . . . . . . . . . . . . . . . .    $_________

      c.   ITEM 1(a) minus ITEM 1(b)
      d.   Interest Expense paid in cash . . . . . . . . . .    $_________

      e.   Scheduled principal payments of the Term Loans
           after giving effect to any reductions in such
           scheduled principal repayments attributable to
           any optional or mandatory prepayments of the Term
           Loans . . . . . . . . . . . . . . . . . . . . . .    $_________

      f.   Restricted Payments . . . . . . . . . . . . . . .    $_________

      g.   All federal, state and foreign income taxes
           actually paid in cash by the Borrower and its
           Restricted Subsidiaries (excluding any cash taxes
           paid in connection with the sale of IPivot Inc.)     $_________

      h.   The sum of ITEMS 1(d) through 1(g)  . . . . . . .    $_________

      i.   FIXED CHARGE COVERAGE RATIO: The ratio of ITEM
           1(c) to ITEM 1(h):                                    _________: to 1.00

                                                                    ATTACHMENT 5
                                                          to (__/__/__Compliance
                                                                    Certificate)

                              INTEREST COVERAGE RATIO

                              for the Fiscal Quarter
                                ending on _____,____
                              (the "Computation Date)

1. Interest Coverage Ratio: for the Computation Date, on a consolidated basis for the Borrower and the Restricted
     Subsidiaries.


      a.   EBITDA (see ITEM 1(i) of Attachment 2)  . . . .   $________

      b.   Interest Expense paid in cash . . . . . . . . .   $________

      c.   The ratio of ITEM 1(a) to ITEM 1(b) . . . . . .    ________: to 1.00

                                                                 EXHIBIT F-1


                              BORROWER PLEDGE AGREEMENT


     This PLEDGE AGREEMENT (as amended, restated, supplemented, or otherwise modified from time to time, this "PLEDGE AGREEMENT"), dated as of February 23, 2000, is made by THE TITAN CORPORATION, a Delaware corporation (the "PLEDGOR"), in favor of CREDIT SUISSE FIRST BOSTON ("CSFB"), in its capacity as agent (the "ADMINISTRATIVE AGENT") for each of the Secured Parties.


                                 W I T N E S S E T H:

     WHEREAS, pursuant to a Senior Secured Credit Agreement, dated as of February 23, 2000 (as amended, restated, supplemented, or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Pledgor, the various financial institutions as are or may become parties thereto (the "LENDERS"), CSFB, as Lead Arranger and Administrative Agent for the Lenders, First Union Securities, Inc., as Syndication Agent, and The Bank of Nova Scotia, as Documentation Agent, the Lenders and the Issuers have extended Commitments to make Credit Extensions to the Borrower;

     WHEREAS, as a condition precedent to the making of the Credit Extensions (including the initial Credit Extension) under the Credit Agreement, the Pledgor is required to execute and deliver this Pledge Agreement;

     WHEREAS, the Pledgor has duly authorized the execution, delivery and performance of this Pledge Agreement; and

     NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, and in order to induce the Lenders and the Issuers to make Credit Extensions (including the initial Credit Extension) to the Pledgor pursuant to the Credit Agreement, the Pledgor agrees, for the benefit of each Secured Party, as follows:

                                      ARTICLE I
                                      DEFINITIONS

     SECTION 1.1. CERTAIN TERMS. The following terms (whether or not underscored) when used in this Pledge Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

     "ADMINISTRATIVE AGENT" is defined in the PREAMBLE.

     "CERTIFICATED INTERESTS" means, collectively, all Pledged Shares evidenced by certificates.

     "COLLATERAL" is defined in SECTION 2.1.

     "CREDIT AGREEMENT" is defined in the FIRST RECITAL.

     "DISTRIBUTIONS" means all stock dividends, liquidating dividends, shares of stock resulting from (or in connection with the exercise of) stock splits, reclassifications, warrants, options, non-cash dividends, mergers, consolidations, and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Pledged Interests or other shares of Capital Stock constituting Collateral, but shall not include Dividends.

     "DIVIDENDS" means cash dividends and cash distributions with respect to any Pledged Interests made in the ordinary course of business and not a liquidating dividend.

     "INTEREST RATE HEDGING AGREEMENTS" means interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and all other agreements or arrangements designed to protect the Pledgor against fluctuations in interest rates, entered into between the Pledgor and a Lender or an Affiliate of a Lender, for the purpose of hedging interest rate risk with respect to the Obligations.

     "INTEREST RATE HEDGING OBLIGATIONS" means all liabilities of the Pledgor under Interest Rate Hedging Agreements.

     "LENDER" and "LENDERS" are defined in the FIRST RECITAL.

     "LLC" means each limited liability company listed from time to time as a Pledged Interest Issuer on ATTACHMENT 1 hereto.

     "LLC INTEREST" means the entire ownership interest of the Pledgor in each Pledged Interest Issuer that is an LLC listed on ATTACHMENT 1 hereto, including such Pledgor's capital account, its gain, loss, deduction and credit of such Pledged Interest Issuer, the Pledgor's interest in all distributions made or to be made by such Pledged Interest Issuer to the Pledgor and all of the other rights, titles and interests of the Pledgor as an owner or a member of such Pledged Interest Issuer, whether set forth in the operating or membership agreement of such Pledged Interest Issuer, by separate agreement or otherwise.

     "PARTNERSHIP" means each general partnership or limited partnership listed from time to time as a Pledged Interest Issuer on ATTACHMENT 1 hereto.

     "PARTNERSHIP INTEREST" means the entire ownership interest of the Pledgor in each Pledged Interest Issuer that is a Partnership listed on ATTACHMENT 1 hereto, including the Pledgor's capital account, its gain, loss, deduction and credit of such Pledged Interest Issuer, the Pledgor's interest in all distributions made or to be made by such Pledged Interest Issuer to the Pledgor and all of the other rights, titles and interests of the Pledgor as an owner, a general partner or a limited partner of such Pledged Interest Issuer, whether set forth in the partnership agreement of such Pledged Interest Issuer, by separate agreement or otherwise.

     "PLEDGE AGREEMENT" is defined in the PREAMBLE.

     "PLEDGED INTEREST ISSUERS" means each Person identified in ATTACHMENT 1 hereto as the issuer of the Pledged Interests (including the maker of each Pledged Note) identified opposite the name of such Person and each Person whose ownership, equity or other similar interests, including shares of Capital Stock, Partnership Interests and LLC Interests, are, or are required to be, pledged hereunder and under the Credit Agreement from time to time.

     "PLEDGED INTERESTS" means (i) all Pledged Shares and (ii) all Pledged
Notes.

     "PLEDGED NOTES" means all promissory notes of any Pledged Interest Issuer identified on Attachment 1 hereto, and any promissory notes issued to Pledgor in the future, as such promissory notes are amended, restated, supplemented or otherwise modified from time to time, in accordance with SECTION 4.1.6, together with any promissory note of any Pledged Interest Issuer taken in extension or renewal thereof or substitution therefor.

     "PLEDGED SHARES" means (a) all ownership, equity or other similar interests, including shares of Capital Stock, Partnership Interests and LLC Interests, of any Pledged Interest Issuer listed on Attachment 1 hereto and any shares of Capital Stock, Partnership Interests and LLC Interests of any Pledged Interest Issuer obtained in the future by the Pledgor, (b) the certificates representing all such ownership, equity or similar interests and (c) all securities convertible into, and all warrants, options or other rights to acquire, such ownership, equity or similar interets; but excluding all shares of voting stock of each class of any Foreign Subsidiary in excess of 65% of the total issued and outstanding shares of the voting stock of each such class.

     "PLEDGOR" is defined in the PREAMBLE.

     "SECURED OBLIGATIONS" is defined in SECTION 2.2.

     "SECURITIES ACT" is defined in SECTION 6.2.

     "TERMINATION DATE" means the date on which all Obligations have been indefeasibly paid in full, all Commitments have been fully terminated and all Letters of Credit have been canceled or otherwise terminated.

     "U.C.C." means the Uniform Commercial Code, as in effect from time to time in the State of New York; PROVIDED, that if by reason of mandatory provisions of law or the exercise of remedies, the perfection or the effect of perfection or non-perfection of the Lien granted in any

Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "U.C.C." means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or the exercise of remedies.

     SECTION 1.2. CREDIT AGREEMENT DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Pledge Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

     SECTION 1.3. U.C.C. DEFINITIONS. Unless otherwise defined herein or in the Credit Agreement or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Pledge Agreement with such meanings.


                                      ARTICLE II
                                        PLEDGE

     SECTION 2.1. GRANT OF SECURITY INTEREST. The Pledgor hereby pledges, hypothecates, assigns, charges, mortgages, delivers and transfers to the Administrative Agent, for its benefit and the ratable benefit of each of the Secured Parties, and the Pledgor hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, to secure the Secured Obligations, a continuing security interest in, all of the following property (the "COLLATERAL"):

          (a) all Pledged Interests;

          (b) all right, title and interest of the Pledgor, whether now existing or hereafter arising or acquired, in, to and under any partnership agreement, limited liability company agreement or similar agreement which governs the rights and obligations of the holder of ownership, equity or similar interests in a Pledged Interest Issuer;

          (c) all Dividends, Distributions, interest and without duplication, other payments and rights with respect to any Pledged Interest; and

          (d) all proceeds of any of the foregoing.

     SECTION 2.2. SECURITY FOR OBLIGATIONS. This Pledge Agreement secures the payment in full of all Obligations of the Pledgor now or hereafter existing under the Credit Agreement, each other Loan Document and each Interest Rate Hedging Agreement, whether for principal, interest, costs, fees, indemnities, expenses, Interest Rate Hedging Obligations or otherwise (including all Obligations of the Pledgor now or hereafter existing under this Pledge Agreement and each other Loan Document to which such Pledgor is or may become a party), with all such Obligations being referred to as the "SECURED OBLIGATIONS".

     SECTION 2.3. PLEDGE AND TRANSFER OF PLEDGED INTERESTS. Any Certificated Interests representing or evidencing any Collateral shall be delivered to and held by or on behalf of the Administrative Agent pursuant hereto, shall be in suitable form for transfer by delivery, and shall be accompanied by all necessary instruments of transfer or assignment, duly executed in blank by the Pledgor or, if any Collateral is in the form of uncertificated securities, confirmation and evidence satisfactory to the Administrative Agent that the Pledgor has taken all actions requested by the Administrative Agent to provide for the transfer to and perfection by the Administrative Agent of the security interests in such uncertificated securities for the benefit of the Secured Parties in accordance with the U.C.C. and any other applicable law.

     SECTION 2.4. DIVIDENDS ON PLEDGED INTERESTS. In the event that any Dividend or other payment is to be paid on any Pledged Interests (including any payment of any principal or interest on any Pledged Note) at a time when no Default has occurred and is continuing or would result therefrom, such Dividend or payment may be paid directly to the Pledgor. If any such Default has occurred and is continuing, then any such Dividend or payment shall be paid directly to the Administrative Agent for the benefit of the Secured Parties.

     SECTION 2.5. CONTINUING SECURITY INTEREST. This Pledge Agreement shall create a continuing security interest in the Collateral and shall

          (a) remain in full force and effect until the Termination Date;

          (b) be binding upon the Pledgor and its successors, transferees and assigns; and

          (c) inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent and each other Secured Party.

Without limiting CLAUSE (c), any Lender may assign or otherwise transfer (in whole or in part) any Note or Loan held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all the rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Pledge Agreement) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of
Section 11.11 and Article X of the Credit Agreement.

Upon (i) the sale, transfer or other disposition of Collateral in accordance with the Credit Agreement or (ii) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to
(x) such Collateral (in the case of clause (i)) or (y) all Collateral (in the case of clause (ii)), and at such time the Administrative Agent will, at the Pledgor's sole expense, deliver to the applicable Pledgor, without any representations, warranties or recourse of any kind whatsoever, all certificates and instruments previously delivered to the Administrative Agent representing or evidencing all Pledged Interests, together with all other Collateral held by the Administrative Agent hereunder, and execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination.

                                     ARTICLE III
                            REPRESENTATIONS AND WARRANTIES

     SECTION 3.1. REPRESENTATIONS AND WARRANTIES, ETC. In order to induce the Secured Parties to enter into the Credit Agreement and to make Credit Extensions thereunder, the Pledgor represents and warrants to each Secured Party as set forth in this Article.

     SECTION 3.1.1. OWNERSHIP, NO LIENS, ETC. The Pledgor is the legal and beneficial owner of, and has good and marketable title to (and has full right and authority to pledge and assign) its Collateral, free and clear of all Liens, options and other charges, except any Lien granted pursuant hereto in favor of the Secured Parties.

     SECTION 3.1.2. VALID SECURITY INTEREST. The execution and delivery of this Pledge Agreement, together with (a)(i) in the case of Collateral in the form of a Certificated Interest, the delivery of such Collateral to the Administrative Agent together with undated stock powers executed in blank by the Pledgor, (ii) in the case of Collateral in the form of an uncertificated security, the registration with the Pledged Interest Issuer of such uncertificated security, or (iii) in the case of Collateral in the form of Pledged Notes, delivery of such Collateral and an ALLONGE to such Collateral to the Administrative Agent, or (b) in the case of other than Certificated Interests, the filing of U.C.C. financing statements in the filing offices listed on ATTACHMENT 2 hereto, is effective to create a valid, perfected, first priority security interest in such Collateral and all proceeds thereof, securing the Secured Obligations. No further action is necessary to perfect or protect such security interest in the Collateral and the proceeds thereof, subject to Section 9-306 of the U.C.C.

     SECTION 3.1.3.  AS TO PLEDGED INTERESTS.  In the case of

          (a) any Pledged Interests (other than Pledged Notes) constituting Collateral,

               (i) all of such Pledged Interests are duly authorized, and validly issued, fully paid, and non-assessable, and constitute that percentage of the issued and outstanding shares of Capital Stock, Partnership Interests, LLC Interests and other ownership interest of each Pledged Interest Issuer set forth on ATTACHMENT 1 hereto; and

               (ii)the Pledgor has delivered to the Administrative Agent true and complete copies of the partnership, membership, operating or ownership agreements, as applicable, for each Pledged Interest Issuer that is an LLC or a Partnership, which agreements are currently in full force and effect and have not been amended or modified except as disclosed to the Administrative Agent in writing; and

          (b) each Pledged Note, all of such Pledged Notes have been duly authorized, executed, endorsed, issued and delivered, and are the legal, valid and binding obligation of the issuers thereof, and are not in default.

     SECTION 3.1.4. LOCATION OF PLEDGOR. The jurisdictions in which the Pledgor is located for purposes of Sections 9-103 and 9-104 of the U.C.C. are set forth in ATTACHMENT 2 hereto.

     SECTION 3.1.5. NATURE OF PLEDGED INTERESTS. No LLC Interests or Partnership Interests are Certificated Interests.


                                      ARTICLE IV
                                      COVENANTS

     SECTION 4.1. COVENANTS. The Pledgor covenants and agrees that, at all times prior to the Termination Date, it will perform, comply with and be bound by the obligations set forth in this Article.

     SECTION 4.1.1. PROTECT COLLATERAL; FURTHER ASSURANCES, ETC. The Pledgor covenants and agrees that it will not sell, assign, transfer, pledge, or encumber in any other manner the Collateral (except in favor of the Administrative Agent hereunder). The Pledgor will warrant and defend the right and title herein granted unto the Administrative Agent in and to the Collateral (and all right, title, and interest represented by the Collateral) against the claims and demands of all other Persons. The Pledgor agrees that from time to time, at the expense of the Pledgor, it will promptly execute and deliver all further instruments, and take all further action, that may be necessary or desirable, or that the Administrative Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. The Pledgor will not, without thirty (30) days' prior written notice to the Administrative Agent, (i) change its name or structure so as to make any financing or other statement filed pursuant to this Pledge Agreement become seriously misleading or (ii) change the jurisdiction in which it is located to other than those specified in
SECTION 3.1.4. The Pledgor will pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional Indebtedness owed to the Pledgor pursuant to any note with an Obligor. The Pledgor further covenants and agrees as follows:

          (a) If the Pledgor shall become entitled to receive or shall receive any stock or other certificate (including any certificate representing a Dividend or a Distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any portion of the Collateral (or otherwise in respect thereof), the Pledgor shall accept the same as the agent of the Administrative Agent, hold the same in trust for the Administrative Agent and deliver the same forthwith to the Administrative Agent in the exact form received, duly endorsed (in blank) by the Pledgor to the Administrative Agent, if required, together with an undated stock power or other necessary instrument of transfer covering such certificate duly executed in blank by the Pledgor, to be held by the Administrative Agent, subject to the terms of this Pledge Agreement, as additional security for the Secured Obligations. In addition, any sums paid upon or in respect of the Collateral upon the liquidation or dissolution of any Pledged Interest Issuer shall be held by the Administrative Agent as additional security for the Secured Obligations. If any sums of money or property so paid or distributed in respect of any Collateral shall be received by the Pledgor, then the Pledgor shall, until such money or property is paid or delivered to the Administrative Agent, hold such money or property in trust for the Administrative Agent (on behalf of the Secured Parties), segregated from other funds of the Pledgor, as additional collateral securing the Secured Obligations.

          (b) Except as otherwise expressly permitted by the Credit Agreement, without the prior written consent of the Administrative Agent, the Pledgor will not (i) consent to any material modification, extension or alteration of the terms of any partnership, membership or operating agreement of the LLCs or the Partnerships or (ii) accept a surrender of any partnership, membership or operating agreement of any of the LLCs or the Partnerships, as applicable, or waive any breach of or default under any such agreement by any other party thereto.

          (c) The Pledgor will advise the Administrative Agent promptly, in reasonable detail (i) of any Lien or claim made or asserted against any material part of the Collateral, (ii) of any material change in the composition of the Collateral, and (iii) of the occurrence of any other event relating specifically to the Pledgor or its assets which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereunder.

     SECTION 4.1.2. REGISTRATION OF PLEDGED INTERESTS, ETC. Concurrently with the execution and delivery of this Pledge Agreement, the Pledgor shall execute and deliver to the applicable Pledged Interest Issuer instructions to register, substantially in the form of EXHIBIT A hereto, and cause each Pledged Interest Issuer to execute and deliver to the Administrative Agent the Initial Transaction Statement, substantially in the form of EXHIBIT B hereto, confirming that each Pledged Interest Issuer (in which the Pledgor owns a Pledged Interest (other than in the case of a Certificated Interest or a Pledged Note)) has registered the pledge by the Pledgor effected by this Pledge Agreement on its books. In addition, the Pledgor agrees that it shall cause each issuer of Certificated Interests to execute and deliver to the Administrative Agent an acknowledgment in a form satisfactory to the Administrative Agent.

     SECTION 4.1.3. STOCK POWERS, ETC. The Pledgor agrees that all Certificated Interests constituting Collateral delivered by the Pledgor pursuant to this Pledge Agreement will be accompanied by duly executed undated blank stock powers, or other equivalent instruments of transfer acceptable to the Administrative Agent, as are necessary under all applicable laws to perfect the Lien in favor of the Secured Parties on such Collateral. The Pledgor will, from time to time upon the request of the Administrative Agent, promptly deliver to the Administrative Agent such stock powers, instruments, and similar documents, satisfactory in form and substance to the Administrative Agent, with respect to the Collateral as the Administrative Agent may reasonably request and will, from time to time upon the request of the Administrative Agent after the occurrence, and during the continuance, of any Event of Default, promptly transfer any Pledged Interests or other shares of Capital Stock or other ownership interests constituting Collateral into the name of any nominee designated by the Administrative Agent.

     SECTION 4.1.4. CONTINUOUS PLEDGE. The Pledgor will, at all times, keep pledged to the Administrative Agent pursuant hereto all Pledged Interests and all other shares of Capital Stock or other ownership interests constituting Collateral, all Dividends and Distributions with respect thereto (provided that if no Default described in Section 9.1(i) of the Credit Agreement or Event of Default shall have occurred or be continuing, such Dividends and Distributions may be used for working capital or other purposes), all Pledged Notes, all interest, principal and other proceeds received by the Administrative Agent with respect to the Pledged Notes, and all other Collateral and other securities, instruments, proceeds, and rights from time to time received by or distributable to the Pledgor in respect of any Collateral and will not permit any Pledged Interest Issuer to issue any Capital Stock or other ownership interests or any options, warrants or other rights to subscribe for or purchase Capital Stock (other than as permitted by the Credit Agreement) which shall not have been immediately duly pledged hereunder on a first priority perfected basis.

     SECTION 4.1.5.  VOTING RIGHTS; DIVIDENDS, ETC.  The Pledgor agrees:

          (a) after any Default of the nature referred to in Section 9.1(i) of the Credit Agreement or any Event of Default shall have occurred and be continuing, promptly upon receipt of notice thereof by the Pledgor and without any request therefor by the Administrative Agent, such Pledgor will deliver (properly endorsed where required hereby or requested by the Administrative Agent) to the Administrative Agent all Dividends, Distributions, all other cash payments, and all proceeds of the Collateral, all of which shall be held by the Administrative Agent for the benefit of the Secured Parties as additional Collateral for use in accordance with
     SECTION 6.4; and

          (b) after any Event of Default shall have occurred and be continuing and the Administrative Agent has notified the Pledgor of the Administrative Agent's intention to exercise its voting power under this
     Section:

               (i) the Administrative Agent may exercise (to the exclusion of the Pledgor) the voting power and all other incidental rights of ownership with respect to any Pledged Interests or other shares of Capital Stock or other ownership interests constituting Collateral and the Pledgor hereby grants the

          Administrative Agent an irrevocable proxy, exercisable under such circumstances, to vote the Pledged Interests and such other Collateral; and

               (ii) promptly to deliver to the Administrative Agent such additional proxies and other documents requested by the Administrative Agent as may be necessary to allow the Administrative Agent to exercise such voting power.

All Dividends, Distributions, cash payments and proceeds which may at any time and from time to time be held by the Pledgor but which the Pledgor is then obligated to deliver to the Administrative Agent, shall, until delivery to the Administrative Agent, be held by the Pledgor separate and apart from its other property in trust for the Secured Parties. The Administrative Agent agrees that unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given the notice referred to in CLAUSE (b), the Pledgor shall have the exclusive voting power with respect to any shares of Capital Stock or other ownership interests (including any of the Pledged Interests) constituting Collateral and the Administrative Agent shall, upon the written request of the Pledgor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by the Pledgor which are necessary to allow the Pledgor to exercise voting power with respect to any such share of Capital Stock or other ownership interests (including any of the Pledged Interests) constituting Collateral; PROVIDED, HOWEVER, that no vote shall be cast, or consent, waiver, or ratification given, or action taken by the Pledgor that would impair any Collateral or be inconsistent with or violate any provision of the Credit Agreement, any other Loan Document or any Interest Rate Hedging Agreement.

     SECTION 4.1.6. ADDITIONAL UNDERTAKINGS. The Pledgor will not, without the prior written consent of the Administrative Agent, take or omit to take any action the taking or the omission of which could result in any impairment or alteration of any instrument constituting Collateral. In furtherance of the foregoing, the Pledgor agrees that it will not, without the prior written consent of the Administrative Agent which consent shall not be unreasonably withheld:

          (a) enter into any agreement amending, supplementing, or waiving any provision of any Pledged Note (including any underlying instrument pursuant to which such Pledged Note is issued) or compromising or releasing or extending the time for payment of any obligation of the maker thereof; or

          (b) take or omit to take any action the taking or the omission of which would result in any impairment or alteration of any obligation of the maker of any Pledged Note or other instrument constituting Collateral.

     SECTION 4.1.7. PLEDGOR REMAINS LIABLE. Anything herein to the contrary notwithstanding,

          (a) the Pledgor shall remain liable to perform all of its duties and obligations as an owner of the Pledged Interests, to the same extent as if this Pledge Agreement had not been executed;

          (b) the exercise by the Administrative Agent or any other Secured Party of any of its rights hereunder shall not release the Pledgor from any of its duties or obligations as owner of the Pledged Interests; and

          (c) neither the Administrative Agent nor any other Secured Party shall have any obligation or liability as an owner of any Pledged Interest as applicable, by reason of this Pledge Agreement.


                                      ARTICLE V
                                      THE AGENT

     SECTION 5.1. ADMINISTRATIVE AGENT APPOINTED ATTORNEY-IN-FACT. The Pledgor hereby irrevocably appoints the Administrative Agent as the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Administrative Agent's discretion, after the occurrence and during the continuance of a Default of the nature referred to in Section 9.1(i) of the Credit Agreement or any other Event of Default, to take any action and to execute any instrument which such Administrative Agent may deem necessary or advisable to accomplish the purposes of this Pledge Agreement, including without limitation:

          (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

          (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with CLAUSE (a); and

          (c) to file any claims or take any action or institute any proceedings which such Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of such Administrative Agent with respect to any of the Collateral.

The Pledgor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

     SECTION 5.2. ADMINISTRATIVE AGENT MAY PERFORM. If the Pledgor fails to perform any agreement contained herein, the Administrative Agent may perform, or cause performance of, such agreement, and the reasonable expenses of the Administrative Agent incurred in connection therewith shall be payable by the Pledgor pursuant to SECTION 6.4.

     SECTION 5.3. ADMINISTRATIVE AGENT HAS NO DUTY. The powers conferred on the Administrative Agent hereunder are solely to protect its interests (on behalf of the Secured Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or responsibility for

          (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Interests, whether or not the Administrative Agent has or is deemed to have knowledge of such matters, or

          (b) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

     SECTION 5.4. REASONABLE CARE. Other than the exercise of reasonable care in the custody and preservation of the Collateral, the Administrative Agent shall have no duty with respect thereto. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Administrative Agent accords its own property. The Administrative Agent shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any agent or bailee selected by the Administrative Agent in good faith.


                                      ARTICLE VI
                                       REMEDIES

     SECTION 6.1. CERTAIN REMEDIES. If any Event of Default shall have occurred and be continuing:

          (a)The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C. (whether or not the U.C.C. applies to the affected Collateral) and also may, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at the Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' prior notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification.

     The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (b) The Administrative Agent may

               (i) transfer all or any part of the Collateral into the name of the Administrative Agent or its nominee, with or without disclosing that such Collateral is subject to the Lien hereunder,

               (ii) notify the parties obligated on any of the Collateral to make payment to the Administrative Agent of any amount due or to become due thereunder,

               (iii) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto,

               (iv) endorse any checks, drafts, or other writings in the Pledgor's name to allow collection of the Collateral,

               (v) take control of any proceeds of the Collateral,

               (vi) execute (in the name, place and stead of the Pledgor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral,

               (vii) accelerate any Pledged Note which may be accelerated in accordance with its terms and take any other action to collect upon any Pledged Note (including, without limitation, to make any demand for payment thereon), and

               (viii) to vote all or any part of the Pledged Interests (whether or not transferred into the name of the Administrative Agent) and give all consents, waivers and ratifications in respect of the Collateral (including, without limitation, under all operating agreements, partnership agreements or other agreements relating to the Collateral) and otherwise act with respect thereto as if it were the outright owner thereof.

     SECTION 6.2. SECURITIES LAWS. If the Administrative Agent shall determine to exercise its right to sell all or any of the Collateral pursuant to SECTION 6.1, the Pledgor agrees that, upon request of the Administrative Agent, the Pledgor will, at the Pledgor's own expense:

          (a) execute and deliver, and cause each issuer of the Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Administrative Agent, advisable to register such Collateral under the provisions of the Securities Act of 1933, as from time to time amended (the "SECURITIES ACT") and comparable legislation in other jurisdictions, and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto and comparable legislation, rules and regulations in other jurisdictions;

          (b) use its best efforts to qualify the Collateral under the state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Collateral, as requested by the Administrative Agent;

          (c) cause each such Pledged Interest Issuer to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act and comparable legislation in other jurisdictions; and

          (d) do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

The Pledgor further acknowledges the impossibility of ascertaining the amount of damages that would be suffered by the Administrative Agent and the Secured Parties by reason of the failure by the Pledgor to perform any of the covenants contained in this Section and, consequently, agrees that, if the Pledgor shall fail to perform any of such covenants, the Pledgor shall pay, as liquidated damages and not as a penalty, an amount equal to the value (as determined by the Administrative Agent) of the Collateral on the date the Administrative Agent shall demand compliance with this Section. Notwithstanding the provisions of this Section 6.2, the Administrative Agent shall not be obligated to register any of the Collateral under the Securities Act in connection with the exercise of remedies hereunder and may elect, in its sole discretion, to sell Collateral or any part thereof by private sale in such manner and under such circumstances as the Administrative Agent may deem necessary or advisable in order that such sale be effected without such registration.

     SECTION 6.3. COMPLIANCE WITH RESTRICTIONS. The Pledgor agrees that in any sale of any of the Collateral whenever an Event of Default shall have occurred and be continuing, the Administrative Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to Persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any governmental regulatory authority or official, and the Pledgor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Administrative Agent or any other Secured Party be liable or accountable to the Pledgor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

     SECTION 6.4. APPLICATION OF PROCEEDS. All cash proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral may, in the discretion of the Administrative Agent, be held by the Administrative Agent as additional collateral security for, or then or at any time thereafter be applied in whole or in part by the Administrative Agent against all or any part of the Secured Obligations as follows:

               (i) first, to the payment of all Obligations owing to the Administrative Agent pursuant to Section 11.3 of the Credit Agreement and SECTION 6.5;

               (ii) second, after payment in full of the amounts specified in CLAUSE (i), to the ratable payment of all other Obligations owing to the Secured Parties, with such amounts applied first to fees and expenses, then to accrued and unpaid interest, then to the outstanding principal amount of the Loans, then to Letter of Credit Outstandings and then to Interest Rate Hedging Obligations; and

               (iii) third, after payment in full of the amounts specified in CLAUSES (i) and (ii), and following the Termination Date, to the Pledgor or any other Person lawfully entitled to receive such surplus.

     SECTION 6.5. INDEMNITY AND EXPENSES. The Pledgor hereby agrees to indemnify and hold harmless the Administrative Agent and the Secured Parties from and against any and all claims, losses, and liabilities arising out of or resulting from this Pledge Agreement (including enforcement of this Pledge Agreement), except claims, losses, or liabilities resulting from the Administrative Agent's or a Secured Party's gross negligence or wilful misconduct. Upon demand, the Pledgor agrees that it will pay to the Administrative Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts, which the Administrative Agent or any other Secured Party may incur in connection with:

          (a) the administration of this Pledge Agreement, the Credit Agreement and any other Loan Document;

          (b) the custody, preservation, use, or operation of, or the sale of, collection from, or other realization upon, any of the Collateral;

          (c) the exercise or enforcement of any of the rights of the Administrative Agent hereunder; or

          (d) the failure by the Pledgor to perform or observe any of the provisions hereof.

The provisions of this SECTION 6.5 shall survive the Termination Date.

                                     ARTICLE VII
                               MISCELLANEOUS PROVISIONS

     SECTION 7.1. LOAN DOCUMENT. This Pledge Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article XI thereof.

     SECTION 7.2. PROTECTION OF COLLATERAL. The Administrative Agent may from time to time, at its option, perform any act which the Pledgor agrees hereunder to perform and which the Pledgor shall fail to perform after being requested in writing so to perform (it being understood that no such request need be given after the occurrence and during the continuance of an Event of Default) and the Administrative Agent may from time to time take any other action which the Administrative Agent reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

     SECTION 7.3. BINDING ON SUCCESSORS, TRANSFEREES AND ASSIGNS; ASSIGNMENT. This Pledge Agreement shall be binding upon the Pledgor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by each Secured Party and their respective successors, transferees and assigns; PROVIDED, HOWEVER, that the Pledgor may not assign any of its obligations hereunder without the prior written consent of all Lenders.

     SECTION 7.4. AMENDMENTS, ETC. No amendment to or waiver of any provision of this Pledge Agreement, nor consent to any departure by the Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (on behalf of the Lenders or the Required Lenders, as the case may be) and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 7.5. NOTICES. All notices and other communications provided for hereunder shall be in writing (including facsimile communication) and, mailed or telecopied or delivered to the Pledgor, at the address specified in the Credit Agreement. All such notices and other communications, when mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any such notice or communication, if transmitted by telecopier, shall be deemed given when transmitted and electronically confirmed.

     SECTION 7.6. NO WAIVER; REMEDIES. No failure on the part of any Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     SECTION 7.7. CAPTIONS. Section captions used in this Pledge Agreement are for convenience of reference only, and shall not affect the construction of this Pledge Agreement.

     SECTION 7.8. SEVERABILITY. Wherever possible each provision of this Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Pledge Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement.

     SECTION 7.9. GOVERNING LAW, ENTIRE AGREEMENT, ETC. THIS PLEDGE AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

     SECTION 7.10. COUNTERPARTS. This Pledge Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     IN WITNESS WHEREOF, the Pledgor has caused this Pledge Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


                                   THE TITAN CORPORATION


                                   By:
                                      ------------------------------
                                        Name:  Ray Guillaume
                                        Title:  Assistant Treasurer




ACKNOWLEDGED AND ACCEPTED:

CREDIT SUISSE FIRST BOSTON
   as Administrative Agent


By:
   --------------------------
     Name:  Thomas G. Muoio
     Title:  Vice President



By:
   ---------------------------
     Name:
     Title:

                                                                       EXHIBIT A
                                                                     to Borrower
                                                                Pledge Agreement


                           INSTRUCTION TO REGISTER PLEDGE


                                                            ___________ __, ____


[                        ]

Attention: ________________

Ladies and Gentlemen:

     The undersigned, a [member] [partner] [shareholder] of ___________, [a ___________ limited liability company] [a __________ corporation] [a ___________ partnership] (the "COMPANY"), hereby instructs the Company to register on the books of the Company the pledge of the undersigned's [membership] [partnership] interest in favor of Credit Suisse First Boston, as administrative agent (the "ADMINISTRATIVE AGENT"), pursuant to the Borrower Pledge Agreement, dated as of February 23, 2000, made by, among others, the undersigned in favor of the Administrative Agent.

                              Very truly yours,

                              THE TITAN CORPORATION


                              By:______________________
                                   Name:
                                    Title:


cc:  Credit Suisse First Boston

                                                                       EXHIBIT B
                                                                     to Borrower
                                                                Pledge Agreement


                           INITIAL TRANSACTION STATEMENT


                                                            ___________ __, ____

To:  Credit Suisse First Boston

     Attention:

     This statement is to advise you that a pledge of the following uncertificated securities has been registered in the name of Credit Suisse First Boston, as Administrative Agent (the "ADMINISTRATIVE AGENT"), as follows:

     1.   Uncertificated Securities:

          The entire [limited liability company] [partnership] interests of THE TITAN CORPORATION in the undersigned [limited liability company] [_____ partnership] [corporation].

     2.   Registered Owner:

          THE TITAN CORPORATION


     3.   Pledged in favor of:

          Credit Suisse First Boston,
             as the Administrative Agent

     4. There are no liens or restrictions of the undersigned [limited liability company] [_______ partnership] [corporation] and no adverse claims to which the uncertificated securities are or may be subject known to the undersigned [limited liability company] [______ partnership] [corporation], other than in favor of Credit Suisse First Boston, in its capacity as the Administrative Agent.

               5.   The pledge was registered on _______ __, ____.

     6. No transfer of the uncertificated securities shall be made without the prior written consent of the Administrative Agent.

     THIS STATEMENT IS MERELY A RECORD OF THE RIGHTS OF THE ADDRESSEE AS OF THE TIME OF ITS ISSUANCE. DELIVERY OF THIS STATEMENT, OF ITSELF, CONFERS NO RIGHTS ON THE RECIPIENT. THIS STATEMENT IS NEITHER A NEGOTIABLE INSTRUMENT NOR A SECURITY.

                              Very truly yours,

                              [NAME OF PLEDGED INTEREST ISSUER]


                              By:___________________________________
                                   Name:
                                   Title:

                                                                    ATTACHMENT 1
                                                                     to Borrower
                                                                Pledge Agreement

PLEDGED INTERESTS


PLEDGED NOTES


LOCATION OF PLEDGOR (Section 3.1.4)

The Titan Corporation
3033 Science Park Road
San Diego, CA  92121

                                                                     EXHIBIT F-2


                             SUBSIDIARY PLEDGE AGREEMENT


     This PLEDGE AGREEMENT (as amended, restated, supplemented, or otherwise modified from time to time, the "PLEDGE AGREEMENT"), dated as of February 23, 2000 is made by each U.S. Subsidiary (as defined in the Credit Agreement referred to below) of THE TITAN CORPORATION, a Delaware corporation, now or after the date hereof (including pursuant to SECTION 7.6) a signatory hereto (each, individually, a "PLEDGOR," and collectively, the "PLEDGORS"), in favor of CREDIT SUISSE FIRST BOSTON ("CSFB"), in its capacity as Administrative Agent (the "ADMINISTRATIVE AGENT") for each of the Secured Parties.


                                 W I T N E S S E T H:

     WHEREAS, pursuant to a Senior Secured Credit Agreement, dated as of February 23, 2000 (as amended, restated, supplemented, or otherwise modified from time to time, the "CREDIT AGREEMENT"), among THE TITAN CORPORATION, a Delaware (the "BORROWER"), the various financial institutions as are or may become parties thereto (the "LENDERS"), CSFB, as Lead Arranger and Administrative Agent for the Lenders, First Union Securities, Inc., as Syndication Agent, and The Bank of Nova Scotia, as Documentation Agent, the Lenders and the Issuers have extended Commitments to make Credit Extensions to the Borrower;

     WHEREAS, as a condition precedent to the making of the Credit Extensions (including the initial Credit Extension) under the Credit Agreement, each Pledgor is required to execute and deliver this Pledge Agreement;

     WHEREAS, each Pledgor has duly authorized the execution, delivery and performance of this Pledge Agreement; and

     WHEREAS, it is in the best interests of each Pledgor to execute this Pledge Agreement inasmuch as such Pledgor will derive substantial direct and indirect benefits from the Credit Extensions made from time to time to the Borrower by the Lenders and the Issuers pursuant to the Credit Agreement;

     NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, and in order to induce the Lenders and the Issuers to make Credit Extensions (including the initial Credit Extension) to the Borrower pursuant to the Credit Agreement, each Pledgor jointly and severally agrees, for the benefit of each Secured Party, as follows:

                                      ARTICLE I
                                     DEFINITIONS

     SECTION 1.1. CERTAIN TERMS. The following terms (whether or not underscored) when used in this Pledge Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

     "ADMINISTRATIVE AGENT" is defined in the PREAMBLE.

     "CERTIFICATED INTERESTS" means, collectively, all Pledged Shares evidenced by certificates.

     "COLLATERAL" is defined in SECTION 2.1.

     "CREDIT AGREEMENT" is defined in the FIRST RECITAL.

     "DISTRIBUTIONS" means all stock dividends, liquidating dividends, shares of stock resulting from (or in connection with the exercise of) stock splits, reclassifications, warrants, options, non-cash dividends, mergers, consolidations, and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Pledged Interests or other shares of Capital Stock constituting Collateral, but shall not include Dividends.

     "DIVIDENDS" means cash dividends and cash distributions with respect to any Pledged Interests made in the ordinary course of business and not a liquidating dividend.

     "INTEREST RATE HEDGING AGREEMENTS" means interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and all other agreements or arrangements designed to protect a Pledgor against fluctuations in interest rates, entered into between such Pledgor and a Lender or an Affiliate of a Lender, for the purpose of hedging interest rate risk with respect to the Obligations.

     "INTEREST RATE HEDGING OBLIGATIONS" means all liabilities of the Pledgors under Interest Rate Hedging Agreements.

     "LENDER" and "LENDERS" are defined in the FIRST RECITAL.

     "LLC" means each limited liability company listed from time to time as a Pledged Interest Issuer on ATTACHMENT 1 hereto.

     "LLC INTEREST" means the entire ownership interest of any Pledgor in each Pledged Interest Issuer that is a LLC listed on ATTACHMENT 1 hereto, including such Pledgor's capital account, its gain, loss, deduction and credit of such Pledged Interest Issuer, his interest in all distributions made or to be made by such Pledged Interest Issuer to such Pledgor and all of the other rights, titles and interests of such Pledgor as an owner or a member of such Pledged Interest

Issuer, whether set forth in the operating or membership agreement of such Pledged Interest Issuer, by separate agreement or otherwise.

     "PARTNERSHIP" means each general partnership or limited partnership listed from time to time as a Pledged Interest Issuer on ATTACHMENT 1 hereto.

     "PARTNERSHIP INTEREST" means the entire ownership interest of the Pledgor in each Pledged Interest Issuer that is a Partnership listed on ATTACHMENT 1 hereto, including the Pledgor's capital account, its gain, loss, deduction and credit of such Pledged Interest Issuer, the Pledgor's interest in all distributions made or to be made by such Pledged Interest Issuer to the Pledgor and all of the other rights, titles and interests of the Pledgor as an owner, a general partner or a limited partner of such Pledged Interest Issuer, whether set forth in the partnership agreement of such Pledged Interest Issuer, by separate agreement or otherwise.

     "PLEDGE AGREEMENT" is defined in the PREAMBLE.

     "PLEDGED INTEREST ISSUERS" means each Person identified in ATTACHMENT 1 hereto as the issuer of the Pledged Interests (including the maker of each Pledged Note) identified opposite the name of such Person and each Person whose ownership, equity or other similar interests, including shares of Capital Stock, Partnership Interests and LLC Interests, are , or are required to be pledged hereunder and under the Credit Agreement from time to time.

     "PLEDGED INTERESTS" means (i) all Pledged Shares and (ii) all Pledged
Notes.

     "PLEDGED NOTES" means all promissory notes of any Pledged Interest Issuer, identified on Attachment 1 hereto, and any promissory notes issued to any Pledgor in the future, as such promissory notes are amended, restated, supplemented or otherwise modified from time to time, in accordance with SECTION 4.1.6, together with any promissory note any Pledged Interest Issuer taken in extension or renewal thereof or substitution therefor.

     "PLEDGED SHARES" means (a) all ownership, equity or other similar interests, including shares of Capital Stock, Partnership Interests and LLC Interests, of any Pledged Interest Issuer listed on Attachment 1 hereto and any shares of Capital Stock, Partnership Interests and LLC Interests of any Pledged Interest Issuer obtained in the future by any Pledgor, (b) the certificates representing all such ownership, equity or similar interests and (c) all securities convertible into, and all warrants, options or other rights to acquire, such ownership, equity or similar interets; but excluding all shares of voting stock of each class of any Foreign Subsidiary in excess of 65% of the total issued and outstanding shares of the voting stock of each such class.

     "PLEDGOR" is defined in the PREAMBLE.

     "SECURED OBLIGATIONS" is defined in SECTION 2.2.

     "SECURITIES ACT" is defined in SECTION 6.2.

     "TERMINATION DATE" means the date on which all Obligations have been indefeasibly paid in full, all Commitments have been fully terminated and all Letters of Credit have been canceled or otherwise terminated.

     "U.C.C." means the Uniform Commercial Code, as in effect from time to time in the State of New York; PROVIDED, that if by reason of mandatory provisions of law or the exercise of remedies, the perfection or the effect of perfection or non-perfection of the Lien granted in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "U.C.C." means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or the exercise of remedies.

     SECTION 1.2. CREDIT AGREEMENT DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Pledge Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

     SECTION 1.3. U.C.C. DEFINITIONS. Unless otherwise defined herein or in the Credit Agreement or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Pledge Agreement with such meanings.


                                      ARTICLE II
                                        PLEDGE

     SECTION 2.1. GRANT OF SECURITY INTEREST. Each Pledgor hereby pledges, hypothecates, assigns, charges, mortgages, delivers and transfers to the Administrative Agent, for its benefit and the ratable benefit of each of the Secured Parties, and each Pledgor hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, to secure the Secured Obligations, a continuing security interest in, all of the following property (the "COLLATERAL"):

          (a) all Pledged Interests;

          (b) all right, title and interest of such Pledgor, whether now existing or hereafter arising or acquired, in, to and under any partnership agreement, limited liability company agreement or similar agreement which governs the rights and obligations of the holder of ownership, equity or similar interests in a Pledged Interest Issuer;

          (c) all Dividends, Distributions, interest and without duplication, other payments and rights with respect to any Pledged Interest; and

          (d) all proceeds of any of the foregoing.

     SECTION 2.2. SECURITY FOR OBLIGATIONS. This Pledge Agreement secures the payment in full of (i) all Obligations of the Borrower now or hereafter existing under the Credit Agreement, each other Loan Document to which the Borrower is or may become a party, and each Interest Rate Hedging Agreement, whether for principal, interest, costs, fees, expenses, Interest Rate Hedging Obligations or otherwise, and (ii) all Obligations of each Pledgor now or hereafter existing under the Credit Agreement and each other Loan Document and each Interest Rate Hedging Agreement, whether for principal, interest, costs, fees, indemnities, expenses, Interest Rate Hedging Obligations or otherwise (including all Obligations of each Pledgor now or hereafter existing under this Pledge Agreement and each other Loan Document to which such Pledgor is or may become a party), with all such Obligations being referred to as the "SECURED OBLIGATIONS".

     SECTION 2.3. PLEDGE AND TRANSFER OF PLEDGED INTERESTS. Any Certificated Interests representing or evidencing any Collateral shall be delivered to and held by or on behalf of the Administrative Agent pursuant hereto, shall be in suitable form for transfer by delivery, and shall be accompanied by all necessary instruments of transfer or assignment, duly executed in blank by the applicable Pledgor or, if any Collateral is in the form of uncertificated securities, confirmation and evidence satisfactory to the Administrative Agent that the applicable Pledgor has taken all actions requested by the Administrative Agent to provide for the transfer to and perfection by the Administrative Agent of the security interests in such uncertificated securities for the benefit of the Secured Parties in accordance with the U.C.C. and any other applicable law.

     SECTION 2.4. DIVIDENDS ON PLEDGED INTERESTS. In the event that any Dividend or other payment is to be paid on any Pledged Interests (including any payment of any principal or interest on any Pledged Note) at a time when no Default has occurred and is continuing or would result therefrom, such Dividend or payment may be paid directly to the applicable Pledgor. If any such Default or Event of Default has occurred and is continuing, then any such Dividend or payment shall be paid directly to the Administrative Agent for the benefit of the Secured Parties.

     SECTION 2.5. CONTINUING SECURITY INTEREST. This Pledge Agreement shall create a continuing security interest in the Collateral and shall

          (a) remain in full force and effect until the Termination Date;

          (b) be binding upon each Pledgor and its successors, transferees and assigns; and

          (c) inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent and each other Secured Party.

Without limiting CLAUSE (c), any Lender may assign or otherwise transfer (in whole or in part) any Note or Loan held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all the rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Pledge Agreement) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of Section 11.11 and Article X of the Credit Agreement. Upon (i) the sale, transfer or other disposition of Collateral in accordance with the Credit Agreement, (ii) the issuance of shares in connection with the Initial public offering of Cayenta pursuant to the terms of the applicable underwriting agreement and the delivery of a certificate to the Administrative Agent stating that no Default has occurred and is continuing or would result from the initial public offering or (iii) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (x) such Collateral (in the case of clause (i)), (y) any Collateral owned by any member of the Cayenta Group (in the case of clause (ii)) or (z) all Collateral (in the case of clause (iii)), and at such time the Administrative Agent will, at each Pledgor's sole expense, deliver to the applicable Pledgor, without any representations, warranties or recourse of any kind whatsoever, all certificates and instruments previously delivered to the Administrative Agent representing or evidencing all Pledged Interests, together with all other Collateral held by the Administrative Agent hereunder, and execute and deliver to the applicable Pledgor such documents as a Pledgor shall reasonably request to evidence such termination.

     SECTION 2.6. SECURITY INTEREST ABSOLUTE. All rights of the Administrative Agent and the security interests granted to the Administrative Agent hereunder, and all obligations of each Pledgor hereunder, shall be joint and several and shall be absolute and unconditional, irrespective of

          (a) any lack of validity or enforceability of the Credit Agreement or any other Loan Document;

          (b) the failure of any Secured Party

               (i) to assert any claim or demand or to enforce any right or remedy against any Obligor or any other Person under the provisions of the Credit Agreement, any other Loan Document or otherwise, or

               (ii) to exercise any right or remedy against any other guarantor of, or collateral securing, any Secured Obligations;

          (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other extension, compromise or renewal of any Secured Obligation;

          (d) any reduction, limitation, impairment or termination of any Secured Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Pledgor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Secured Obligations or otherwise;

          (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Credit Agreement or any other Loan Document;

          (f) any addition, exchange, release, surrender or non-perfection of any collateral (including the Collateral), or any amendment to or waiver or release of or addition to or consent to departure from any guaranty, for any of the Secured Obligations; or

          (g) any other circumstances which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Obligor, any surety or any guarantor.

     SECTION 2.7. POSTPONEMENT OF SUBROGATION, ETC. Each Pledgor agrees that it will not exercise any rights which it may acquire by reason of any payment made hereunder, whether by way of subrogation, reimbursement or otherwise, until following the Termination Date. Any amount paid prior to the Termination Date shall be held in trust for the benefit of the Secured Parties and shall immediately be paid to the Administrative Agent for the benefit of the Secured Parties and credited and applied against the Secured Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement; PROVIDED, HOWEVER, that if

          (a) any Pledgor has made payment to the Secured Parties of all or any part of the Secured Obligations; and

          (b) the Termination Date has occurred;

then each Secured Party agrees that, at such Pledgor's request, the Administrative Agent, on behalf of the Secured Parties, will execute and deliver to such Pledgor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to such Pledgor of an interest in the Secured Obligations resulting from such payment by such Pledgor. In furtherance of the foregoing, at all times prior to the Termination Date, each Pledgor shall refrain from taking any action or commencing any proceeding against any Borrower or any other Obligor (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in respect of payments made under this Pledge Agreement to any Secured Party. Notwithstanding the foregoing, to the extent necessary to toll the statute of limitations, such Pledgor may take such action required to preserve any rights it has by way of rights of subrogation as consented to by the Administrative Agent in its reasonable discretion.

                                     ARTICLE III
                            REPRESENTATIONS AND WARRANTIES

     SECTION 3.1. REPRESENTATIONS AND WARRANTIES, ETC. In order to induce the Secured Parties to enter into the Credit Agreement and to make Credit Extensions thereunder, each Pledgor represents and warrants to each Secured Party as set forth in this Article.

     SECTION 3.1.1. OWNERSHIP, NO LIENS, ETC. Each Pledgor is the legal and beneficial owner of, and has good and marketable title to (and has full right and authority to pledge and assign) its Collateral, free and clear of all Liens, options and other charges, except any Lien granted pursuant hereto in favor of the Secured Parties.

     SECTION 3.1.2. VALID SECURITY INTEREST. The execution and delivery of this Pledge Agreement, together with (a)(i) in the case of Collateral in the form of a Certificated Interest, the delivery of such Collateral to the Administrative Agent together with undated stock powers executed in blank by the Pledgor, (ii) in the case of Collateral in the form of an uncertificated security, the registration with the Pledged Interest Issuer of such uncertificated security, or (iii) in the case of Collateral in the form of Pledged Notes, delivery of such Collateral and an allonge to such Collateral to the Administrative Agent, or (b) in the case of other than Certificated Interests, the filing of U.C.C. financing statements in the filing offices listed on Attachment 2 hereto, is effective to create a valid, perfected, first priority security interest in such Collateral and all proceeds thereof, securing the Secured Obligations. No further action is necessary to perfect or protect such security interest in the Collateral and the proceeds thereof, subject to Section 9-306 of the U.C.C.

     SECTION 3.1.3.  AS TO PLEDGED INTERESTS.  In the case of

          (a) any Pledged Interests (other than Pledged Notes) constituting Collateral,

               (i) all of such Pledged Interests are duly authorized, and validly issued, fully paid, and non-assessable, and constitute that percentage of the issued and outstanding shares of Capital Stock, Partnership Interests, LLC Interests and other ownership interest of each Pledged Interest Issuer set forth on Attachment 1 hereto; and

               (ii)the Pledgor has delivered to the Administrative Agent true and complete copies of the partnership, membership, operating or ownership agreements, as applicable, for each Pledged Interest Issuer that is an LLC or a Partnership, which agreements are currently in full force and effect and have not been amended or modified except as disclosed to the Administrative Agent in writing; and

          (b) in the case of each Pledged Note, all of such Pledged Notes have been duly authorized, executed, endorsed, issued and delivered, and are the legal, valid and binding obligation of the issuers thereof, and are not in default.

     SECTION 3.1.4. LOCATION OF PLEDGOR. The jurisdictions in which the Pledgor is located for purposes of Sections 9-103 and 9-104 of the U.C.C. are set forth in ATTACHMENT 2 hereto.

     SECTION 3.1.5. NATURE OF PLEDGED INTERESTS. No LLC Interests or Partnership Interests are Certificated Interests.

                                      ARTICLE IV
                                      COVENANTS

     SECTION 4.1. COVENANTS. Each Pledgor covenants and agrees that, at all times prior to the Termination Date, it will perform, comply with and be bound by the obligations set forth in this Article.

     SECTION 4.1.1. PROTECT COLLATERAL; FURTHER ASSURANCES, ETC. Each Pledgor covenants and agrees that it will not sell, assign, transfer, pledge, or encumber in any other manner the Collateral (except in favor of the Administrative Agent hereunder). Each Pledgor will warrant and defend the right and title herein granted unto the Administrative Agent in and to the Collateral (and all right, title, and interest represented by the Collateral) against the claims and demands of all other Persons. Each Pledgor agrees that from time to time, at the expense of such Pledgor, it will promptly execute and deliver all further instruments, and take all further action, that may be necessary or desirable, or that the Administrative Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. The Pledgor will not, without thirty (30) days' prior written notice to the Administrative Agent, (i) change its name or structure so as to make any financing or other statement filed pursuant to this Pledge Agreement become seriously misleading or (ii) change the jurisdiction in which it is located to other than those specified in
SECTION 3.1.4. Each Pledgor will pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional Indebtedness owed to such Pledgor pursuant to any note with an Obligor. Each Pledgor further covenants and agrees as follows:

          (a) If any Pledgor shall become entitled to receive or shall receive any stock or other certificate (including any certificate representing a Dividend or a Distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any portion of the Collateral (or otherwise in respect thereof), such Pledgor shall accept the same as the agent of the Administrative Agent, hold the same in trust for the Administrative Agent and deliver the same forthwith to the Administrative Agent in the exact form received, duly endorsed (in blank) by such Pledgor to the Administrative Agent, if required, together with an undated stock power or other necessary instrument of transfer covering such certificate duly executed in blank by such Pledgor, to be held by the Administrative Agent, subject to the terms of this Pledge Agreement, as additional security for the Secured Obligations. In addition, any sums paid upon or in respect of the Collateral upon the liquidation or dissolution of any Pledged Interest Issuer shall be held by the Administrative Agent as additional security for the Secured Obligations.
     If any sums of money or property so paid or distributed in respect of any Collateral shall be received by any Pledgor, then such Pledgor shall, until such money or property is paid or delivered to the Administrative Agent, hold such money or property in trust for the Administrative Agent (on behalf of the Secured Parties), segregated from other funds of such Pledgor, as additional collateral securing the Secured Obligations.

          (b) Except as otherwise expressly permitted by the Credit Agreement, without the prior written consent of the Administrative Agent, no Pledgor will (i) consent to any material modification, extension or alteration of the terms of any membership or operating agreement of the LLCs or the Partnerships or (ii) accept a surrender of any membership or operating agreement of any of the LLCs or the Partnerships, as applicable, or waive any breach of or default under any such agreement by any other party thereto.

          (c) Each Pledgor will advise the Administrative Agent promptly, in reasonable detail (i) of any Lien or claim made or asserted against any material part of the Collateral, (ii) of any material change in the composition of the Collateral, and (iii) of the occurrence of any other event relating specifically to such Pledgor or its assets which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereunder.

     SECTION 4.1.2. REGISTRATION OF PLEDGED INTERESTS, ETC. Concurrently with the execution and delivery of this Pledge Agreement, each Pledgor shall execute and deliver to the applicable Pledged Interest Issuer instructions to register, substantially in the form of EXHIBIT A hereto, and cause each Pledged Interest Issuer to execute and deliver to the Administrative Agent the Initial Transaction Statement, substantially in the form of EXHIBIT B hereto, confirming that each Pledged Interest Issuer (in which such Pledgor owns a Pledged Interest (other than in the case of a Certificated Interest or a Pledged Note)) has registered the pledge by such Pledgor effected by this Pledge Agreement on its books. In addition, the Pledgor agrees that it shall cause each issuer of Certificated Interests to execute and deliver to the Administrative Agent an acknowledgment in a form satisfactory to the Administrative Agent.

     SECTION 4.1.3. STOCK POWERS, ETC. Each Pledgor agrees that all Certificated Interests constituting Collateral delivered by such Pledgor pursuant to this Pledge Agreement will be accompanied by duly executed undated blank stock powers, or other equivalent instruments of transfer acceptable to the Administrative Agent, as is necessary under all applicable laws to perfect the Lien in favor of the Secured Parties on such Collateral. Each Pledgor will, from time to time upon the request of the Administrative Agent, promptly deliver to the Administrative Agent such stock powers, instruments, and similar documents, satisfactory in form and substance to the Administrative Agent, with respect to the Collateral as the Administrative Agent may reasonably request and will, from time to time upon the request of the Administrative Agent after the occurrence, and during the continuance, of any Event of Default, promptly transfer any Pledged Interests or other shares of Capital Stock or other ownership interests constituting Collateral into the name of any nominee designated by the Administrative Agent.

     SECTION 4.1.4. CONTINUOUS PLEDGE. Each Pledgor will, at all times, keep pledged to the Administrative Agent pursuant hereto all Pledged Interests and all other shares of Capital Stock or other ownership interests constituting Collateral, all Dividends and Distributions with respect thereto (provided that if no Default described in Section 9.1(i) of the Credit Agreement or Event of Default shall have occurred or be continuing, such Dividends and Distributions may be used for working capital or other purposes), all Pledged Notes, all interest, principal and other proceeds received by the Administrative Agent with respect to the Pledged Notes, and all other Collateral and other securities, instruments, proceeds, and rights from time to time received by or distributable to such Pledgor in respect of any Collateral and will not permit any Pledged Interest Issuer to issue any Capital Stock or other ownership interests or any options, warrants or other rights to subscribe for or purchase Capital Stock (other than as permitted by the Credit Agreement) which shall not have been immediately duly pledged hereunder on a first priority perfected basis.

     SECTION 4.1.5.  VOTING RIGHTS; DIVIDENDS, ETC.  Each Pledgor agrees:

          (a) after any Default of the nature referred to in Section 9.1(i) of the Credit Agreement or an Event of Default shall have occurred and be continuing, promptly upon receipt of notice thereof by such Pledgor and without any request therefor by the Administrative Agent, such Pledgor will deliver (properly endorsed where required hereby or requested by the Administrative Agent) to the Administrative Agent all Dividends, Distributions, all other cash payments, and all proceeds of the Collateral, all of which shall be held by the Administrative Agent for the benefit of the Secured Parties as additional Collateral for use in accordance with
     SECTION 6.4; and

          (b) after any Event of Default shall have occurred and be continuing and the Administrative Agent has notified any Pledgor of the Administrative Agent's intention to exercise its voting power under this Section.

               (i) the Administrative Agent may exercise (to the exclusion of each Pledgor) the voting power and all other incidental rights of ownership with respect to any Pledged Interests or other shares of Capital Stock or other ownership interests constituting Collateral and each Pledgor hereby grants the Administrative Agent an irrevocable proxy, exercisable under such circumstances, to vote the Pledged Interests and such other Collateral; and

               (ii) promptly to deliver to the Administrative Agent such additional proxies and other documents requested by the Administrative Agent as may be necessary to allow the Administrative Agent to exercise such voting power.

All Dividends, Distributions, cash payments and proceeds which may at any time and from time to time be held by any Pledgor but which such Pledgor is then obligated to deliver to the Administrative Agent, shall, until delivery to the Administrative Agent, be held by such Pledgor separate and apart from its other property in trust for the Secured Parties. The Administrative Agent agrees that unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given the notice referred to in CLAUSE (b), such Pledgor shall have the exclusive voting power with respect to any shares of Capital Stock or other ownership interests (including any of the Pledged Interests) constituting Collateral and the Administrative Agent shall, upon the written request of such Pledgor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by such Pledgor which are necessary to allow such Pledgor to exercise voting power with respect to any such share of Capital Stock or other ownership interests (including any of the Pledged Interests) constituting Collateral; PROVIDED, HOWEVER, that no vote shall be cast, or consent, waiver, or ratification given, or action taken by any Pledgor that would impair any Collateral or be inconsistent with or violate any provision of the Credit Agreement, any other Loan Document or any Interest Rate Hedging Agreement.

     SECTION 4.1.6. ADDITIONAL UNDERTAKINGS. No Pledgor will, without the prior written consent of the Administrative Agent, take or omit to take any action the taking or the omission of which could result in any impairment or alteration of any instrument constituting Collateral. In furtherance of the foregoing, each Pledgor agrees that it will not, without the prior written consent of the Administrative Agent (which consent shall not be unreasonably withheld):

          (a) enter into any agreement amending, supplementing, or waiving any provision of any Pledged Note (including any underlying instrument pursuant to which such Pledged Note is issued) or compromising or releasing or extending the time for payment of any obligation of the maker thereof; or

          (b) take or omit to take any action the taking or the omission of which would result in any impairment or alteration of any obligation of the maker of any Pledged Note or other instrument constituting Collateral.

     SECTION 4.1.7. PLEDGOR REMAINS LIABLE. Anything herein to the contrary notwithstanding,

          (a) each Pledgor shall remain liable to perform all of its duties and obligations as an owner of the Pledged Interests, to the same extent as if this Pledge Agreement had not been executed;

          (b) the exercise by the Administrative Agent or any other Secured Party of any of its rights hereunder shall not release any Pledgor from any of its duties or obligations as owner of the Pledged Interests; and

          (c) neither the Administrative Agent nor any other Secured Party shall have any obligation or liability as an owner of any Pledged Interest as applicable, by reason of this Pledge Agreement.

                                      ARTICLE V
                               THE Administrative Agent

     SECTION 5.1. ADMINISTRATIVE AGENT APPOINTED ATTORNEY-IN-FACT. Each Pledgor hereby irrevocably appoints the Administrative Agent as such Pledgor's attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time in the Administrative Agent's discretion, after the occurrence and during the continuance of a Default of the nature referred to in Section 9.1(i) of the Credit Agreement or any other Event of Default, to take any action and to execute any instrument which such Administrative Agent may deem necessary or advisable to accomplish the purposes of this Pledge Agreement, including without limitation:

          (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

          (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with CLAUSE (a); and

          (c) to file any claims or take any action or institute any proceedings which such Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of such Administrative Agent with respect to any of the Collateral.

Each Pledgor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

     SECTION 5.2. ADMINISTRATIVE AGENT MAY PERFORM. If any Pledgor fails to perform any agreement contained herein, the Administrative Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Administrative Agent incurred in connection therewith shall be jointly and severally payable by the Pledgors pursuant to SECTION 6.4.

     SECTION 5.3. ADMINISTRATIVE AGENT HAS NO DUTY. The powers conferred on the Administrative Agent hereunder are solely to protect its interests (on behalf of the Secured Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in their possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or responsibility for

          (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Interests, whether or not the Administrative Agent has or are deemed to have knowledge of such matters, or

          (b) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

     SECTION 5.4. REASONABLE CARE. Other than the exercise of reasonable care in the custody and preservation of the Collateral, the Administrative Agent shall have no duty with respect thereto. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Administrative Agent accords its own property. The Administrative Agent shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any agent or bailee selected by the Administrative Agent in good faith.


                                      ARTICLE VI
                                       REMEDIES

     SECTION 6.1. CERTAIN REMEDIES. If any Event of Default shall have occurred and be continuing:

          (a)The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C. (whether or not the U.C.C. applies to the affected Collateral) and also may, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at the Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. Each Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' prior notice to any Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (b) The Administrative Agent may

               (i) transfer all or any part of the Collateral into the name of the Administrative Agent or its nominee, with or without disclosing that such Collateral is subject to the Lien hereunder,

               (ii) notify the parties obligated on any of the Collateral to make payment to the Administrative Agent of any amount due or to become due thereunder,

               (iii) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto,

               (iv) endorse any checks, drafts, or other writings in any Pledgor's name to allow collection of the Collateral,

               (v) take control of any proceeds of the Collateral,

               (vi) execute (in the name, place and stead of any Pledgor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral,

               (vii) accelerate any Pledged Note which may be accelerated in accordance with its terms and take any other action to collect upon any Pledged Note (including, without limitation, to make any demand for payment thereon), and

               (viii) to vote all or any part of the Pledged Interests (whether or not transferred into the name of the Administrative Agent) and give all consents, waivers and ratifications in respect of the Collateral (including, without limitation, under all operating agreements, partnership agreements or other agreements relating to the Collateral) and otherwise act with respect thereto as if it were the outright owner thereof.

     SECTION 6.2. SECURITIES LAWS. If the Administrative Agent shall determine to exercise its right to sell all or any of the Collateral pursuant to SECTION 6.1, each Pledgor agrees that, upon request of either Administrative Agent, such Pledgor will, at such Pledgor's own expense:

          (a) execute and deliver, and cause each issuer of the Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Administrative Agent, advisable to register such Collateral under the provisions of the Securities Act of 1933, as from time to time amended (the "SECURITIES ACT"), and comparable legislation in other jurisdictions, and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto and comparable legislation, rules and regulations in other jurisdictions;

          (b) use its best efforts to qualify the Collateral under the state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Collateral, as requested by the Administrative Agent;

          (c) cause each such Pledged Interest Issuer to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act and comparable legislation in other jurisdictions; and

          (d) do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

Each Pledgor further acknowledges the impossibility of ascertaining the amount of damages that would be suffered by the Administrative Agent and the Secured Parties by reason of the failure by such Pledgor to perform any of the covenants contained in this Section and, consequently, jointly and severally, agrees that, if any Pledgor shall fail to perform any of such covenants, the Pledgors shall pay, as liquidated damages and not as a penalty, an amount equal to the value (as determined by the Administrative Agent) of the Collateral on the date the Administrative Agent shall demand compliance with this Section. Notwithstanding the provisions of this Section 6.2, the Administrative Agent shall not be obligated to register any of the Collateral under the Securities Act in connection with the exercise of remedies hereunder and may elect, in its sole discretion, to sell Collateral or any part thereof by private sale in such manner and under such circumstances as the Administrative Agent may deem necessary or advisable in order that such sale be effected without such registration.

     SECTION 6.3. COMPLIANCE WITH RESTRICTIONS. Each Pledgor agrees that in any sale of any of the Collateral whenever an Event of Default shall have occurred and be continuing, the Administrative Agent are hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to Persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any governmental regulatory authority or official, and each Pledgor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Administrative Agent or any other Secured Party be liable or accountable to any Pledgor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

     SECTION 6.4. APPLICATION OF PROCEEDS. All cash proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral may, in the discretion of the Administrative
Agent, be held by the Administrative Agent as additional collateral security for, or then or at any time thereafter be applied in whole or in part by the Administrative Agent against all or any part of the Secured Obligations as follows:

               (i) first, to the payment of all Obligations owing to the Administrative Agent pursuant to Section 11.3 of the Credit Agreement and SECTION 6.5;

               (ii) second, after payment in full of the amounts specified in CLAUSE (i), to the ratable payment of all other Obligations owing to the Secured Parties, with such amounts applied first to fees and expenses, then to accrued and unpaid interest, then to the outstanding principal amount of the Loans, then to Letter of Credit Outstandings and then to Interest Rate Hedging Obligations; and

               (iii) third, after payment in full of the amounts specified in CLAUSES (i) and (ii), and following the Termination Date, to the Pledgors or any other Person lawfully entitled to receive such surplus.

     SECTION 6.5. INDEMNITY AND EXPENSES. Each Pledgor hereby jointly and severally agrees to indemnify and hold harmless the Administrative Agent and the Secured Parties from and against any and all claims, losses, and liabilities arising out of or resulting from this Pledge Agreement (including enforcement of this Pledge Agreement), except claims, losses, or liabilities resulting from the Administrative Agent's or a Secured Party's gross negligence or wilful misconduct. Upon demand, each Pledgor jointly and severally agrees that it will pay to the Administrative Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts, which the Administrative Agent or any other Secured Party may incur in connection with:

          (a) the administration of this Pledge Agreement, the Credit Agreement and any other Loan Document;

          (b) the custody, preservation, use, or operation of, or the sale of, collection from, or other realization upon, any of the Collateral;

          (c) the exercise or enforcement of any of the rights of the Administrative Agent hereunder; or

          (d) the failure by any Pledgor to perform or observe any of the provisions hereof.

The provisions of this SECTION 6.5 shall survive the Termination Date.

                                     ARTICLE VII
                               MISCELLANEOUS PROVISIONS

     SECTION 7.1. LOAN DOCUMENT. This Pledge Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article XI thereof.

     SECTION 7.2. PROTECTION OF COLLATERAL. The Administrative Agent may from time to time, at their option, perform any act which any Pledgor agrees hereunder to perform and which such Pledgor shall fail to perform after being requested in writing so to perform (it being understood that no such request need be given after the occurrence and during the continuance of an Event of Default) and the Administrative Agent may from time to time take any other action which the Administrative Agent reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of their security interest therein.

     SECTION 7.3. BINDING ON SUCCESSORS, TRANSFEREES AND ASSIGNS; ASSIGNMENT. This Pledge Agreement shall be jointly and several binding upon each Pledgor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by each Secured Party and their respective successors, transferees and assigns; PROVIDED, HOWEVER, that no Pledgor may assign any of its obligations hereunder without the prior written consent of all Lenders.

     SECTION 7.4. AMENDMENTS, ETC. No amendment to or waiver of any provision of this Pledge Agreement, nor consent to any departure by any Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (on behalf of the Lenders or the Required Lenders, as the case may be) and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 7.5. NOTICES. All notices and other communications provided for hereunder shall be in writing (including facsimile communication) and, mailed or telecopied or delivered to each Pledgor, in care of the Borrower at the address specified in the Credit Agreement. All such notices and other communications, when mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any such notice or communication, if transmitted by telecopier, shall be deemed given when transmitted and electronically confirmed.

     SECTION 7.6. ADDITIONAL SUBSIDIARY PLEDGORS. Upon the execution and delivery by any other Person of an instrument in the form of Annex I hereto, such Person shall become a "Pledgor" hereunder with the same force and effect as if originally named as a "Pledgor" herein. The execution and delivery of any such instrument shall not require the consent of any other Pledgor hereunder. The rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Pledgor as a party to this Pledge Agreement.

     SECTION 7.7. NO WAIVER; REMEDIES. No failure on the part of any Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right . The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     SECTION 7.8. CAPTIONS. Section captions used in this Pledge Agreement are for convenience of reference only, and shall not affect the construction of this Pledge Agreement.

     SECTION 7.9. SEVERABILITY. Wherever possible each provision of this Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Pledge Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement.

     SECTION 7.10. GOVERNING LAW, ENTIRE AGREEMENT, ETC. THIS PLEDGE AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). THIS PLEDGE AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

     SECTION 7.12. FORUM SELECTION AND CONSENT TO JURISDICTION. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS PLEDGE AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE SECURED PARTIES OR ANY PLEDGOR SHALL BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF
NEW YORK, NEW YORK COUNTY OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH PROPERTY MAY BE FOUND.
EACH PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION.

EACH PLEDGOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY PLEDGOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH PLEDGOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS PLEDGE AGREEMENT AND THE OTHER LOAN DOCUMENTS.

     SECTION 7.13. WAIVER OF JURY TRIAL. EACH PLEDGOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS PLEDGE AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE SECURED PARTIES OR SUCH PLEDGOR. EACH PLEDGOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE SECURED PARTIES ENTERING INTO THE CREDIT AGREEMENT.

     SECTION 7.14. COUNTERPARTS. This Pledge Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     IN WITNESS WHEREOF, the Pledgor has caused this Pledge Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


                                     Assist Cornerstone Technologies, Inc.
                                     Atlantic Aerospace Electronics Corporation
                                     Cayenta Operating Company
                                     Cayenta, Inc.
                                     DBA Systems, Inc.
                                     Delfin Systems
                                     Diversified Control Systems, Inc.
                                     Eldyne, Inc.
                                     Horizons Technology, Inc.
                                     J.B. Systems, Inc.
                                     Linkabit Wireless, Inc.
                                     Mergeco, Inc.
                                     Pulse Sciences, Inc.
                                     System Resources Corporation
                                     Titan Food Pasteurization Corp.
                                     Titan Medical Sterilization Corp.
                                     Titan Scan Corp.
                                     Titan Systems Corporation
                                     Titan Unidyne Corporation
                                     Titan Wireless, Inc.
                                     Tomotherapeutics, Inc.
                                     Validity Corporation
                                     VisiCom Laboratories, Inc.
                                     Microlithics Corporation
                                     Microlithics Corporation


                                     All By:
                                            -----------------------------
                                            Name:  Ray Guillaume
                                            Title: Assistant Treasurer

                            CREDIT SUISSE FIRST BOSTON, as Administrative Agent


                           By:
                              -------------------------------
                              Name:  Thomas G. Muoio
                              Title:  Vice President


                           By:
                              ------------------------
                              Name:
                              Title:

                                                                      ANNEX I to
                                                 the Subsidiary Pledge Agreement

     SUPPLEMENT, dated as of ________________, ____ (this "SUPPLEMENT"), to the Subsidiary Pledge Agreement, dated as of ___________ __, 20__ (together with all amendments, supplements, restatements and other modifications, if any, from time to time thereafter made thereto, the "PLEDGE AGREEMENT"), among the initial signatories thereto and each other Person (such capitalized term, and other terms used in this Supplement, to have the meanings set forth in Article I of the Pledge Agreement) which from time to time thereafter became a party thereto pursuant to Section 7.6 thereof (each, individually, a "PLEDGOR", and, collectively, the "PLEDGORS"), in favor of the Secured Parties (as defined in the Pledge Agreement).

                                 W I T N E S S E T H:

     WHEREAS, pursuant to the provisions of Section 7.6 of the Pledge Agreement, the undersigned is becoming a Pledgor under the Pledge Agreement; and

     WHEREAS, the undersigned Pledgor desires to become a "Pledgor" under the Pledge Agreement in order to induce the Secured Parties to continue to extend Credit Extensions under the Credit Agreement;

     NOW, THEREFORE, in consideration of the premises, and for other consideration (the receipt and sufficiency of which is hereby acknowledged), the undersigned agrees, for the benefit of each Secured Party, as follows.

     SECTION 1. In accordance with the terms of the Pledge Agreement, by its signature below the undersigned hereby irrevocably agrees to become a Pledgor under the Pledge Agreement with the same force and effect as if it were an original signatory thereto and the undersigned Pledgor, hereby (a) agrees to be bound by and comply with all of the terms and provisions of the Pledge Agreement applicable to it as a Pledgor and (b) represents and warrants that the representations and warranties made by it as a Pledgor thereunder are true and correct as of the date hereof. In furtherance of the foregoing, each reference to a "Pledgor" in the Pledge Agreement shall be deemed to include the undersigned Pledgor.

     SECTION 2. The undersigned Pledgor hereby represents and warrants that this Supplement has been duly authorized, executed and delivered by it and that this Supplement and the Pledge Agreement constitute the legal, valid and binding obligation of the undersigned Pledgor, enforceable against it in accordance with its terms.

     SECTION 3. Except as expressly supplemented hereby, the Pledge Agreement shall remain in full force and effect in accordance with its terms.

     SECTION 4. In the event any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Pledge Agreement shall not in any way be affected or impaired.

     SECTION 5. THIS SUPPLEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

     SECTION 6. This Supplement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.


                                   [NAME OF ADDITIONAL SUBSIDIARY PLEDGOR]


                                   By:
                                      ----------------------------------
                                      Name:
                                      Title:

ACCEPTED BY:

CREDIT SUISSE FIRST BOSTON,
  as Administrative Agent


By:
   ------------------------------
     Name:
     Title:


By:
   -------------------------------
     Name:
     Title:

                                                       EXHIBIT A
                                                       to SUBSIDIARY
                                                       Pledge Agreement


                           INSTRUCTION TO REGISTER PLEDGE


                                                            ___________ __, ____


[                        ]

Attention: ________________

Ladies and Gentlemen:

     The undersigned, a [member] [partner] [shareholder] of ___________, a [___________ limited liability company] [a ________ partnership] [a __________ corporation] (the "COMPANY"), hereby instructs the Company to register on the books of the Company the pledge of the undersigned's [membership] [partnership] interest in favor of Credit Suisse First Boston, as administrative agent (the "ADMINISTRATIVE AGENT"), pursuant to the Subsidiary Pledge Agreement, dated as of February 23, 2000, made by, among others, the undersigned in favor of the Administrative Agent.

                                        Very truly yours,

                                        [NAME OF PLEDGOR]


                                        By:______________________
                                           Name:
                                           Title:




cc:  Credit Suisse First Boston

                                                                EXHIBIT B
                                                                to  SUBSIDIARY
                                                                Pledge Agreement


                           INITIAL TRANSACTION STATEMENT


                                                            ___________ __, ____

To:  Credit Suisse First Boston

     Attention:

     This statement is to advise you that a pledge of the following uncertificated securities has been registered in the name of Credit Suisse First Boston, as Administrative Agent (the "ADMINISTRATIVE AGENT"), as follows:

     1.   Uncertificated Securities:

          The entire [limited liability company] [partnership] interests of [NAME OF PLEDGOR] in the undersigned [limited liability company] [________ partnership] [corporation].

     2.   Registered Owner:

          [NAME OF PLEDGOR]


     3.   Pledged in favor of:

          Credit Suisse First Boston,
             as the Administrative Agent

     4. There are no liens or restrictions of the undersigned [limited liability company] [________ partnership] [corporation] and no adverse claims to which the uncertificated securities are or may be subject known to the undersigned [limited liability company] [________ partnership] [corporation], other than in favor of Credit Suisse First Boston, in its capacity as the Administrative Agent.

     5.   The pledge was registered on _______ __, ____.

     6. No transfer of the uncertificated securities shall be made without the prior written consent of the Administrative Agent.

     THIS STATEMENT IS MERELY A RECORD OF THE RIGHTS OF THE ADDRESSEE AS OF THE TIME OF ITS ISSUANCE. DELIVERY OF THIS STATEMENT, OF ITSELF, CONFERS NO RIGHTS ON THE RECIPIENT. THIS STATEMENT IS NEITHER A NEGOTIABLE INSTRUMENT NOR A SECURITY.

                              Very truly yours,

                              [NAME OF PLEDGED INTEREST ISSUER]


                              By:___________________________________
                                 Name:
                                 Title:

                                                                ATTACHMENT 1
                                                                to  SUBSIDIARY
                                                                Pledge Agreement

                                                                     EXHIBIT G-1



                             BORROWER SECURITY AGREEMENT


          This SECURITY AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this "SECURITY AGREEMENT"), dated as of February 23, 2000, is made by THE TITAN CORPORATION, a Delaware corporation (the "GRANTOR") in favor of CREDIT SUISSE FIRST BOSTON ("CSFB"), in its capacity as administrative agent (the "ADMINISTRATIVE AGENT") for each of the Secured Parties.


                                W I T N E S S E T H :

          WHEREAS, pursuant to a Senior Secured Credit Agreement, dated as of February 23, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Grantor, the various financial institutions as are or may become parties thereto (the "LENDERS"), the Administrative Agent, First Union Securities, Inc., as Syndication Agent, and The Bank of Nova Scotia, as Documentation Agent, the Lenders and the Issuers have extended Commitments to make Credit Extensions to the Grantor;

          WHEREAS, as a condition precedent to the making of the Credit Extensions (including the initial Credit Extension) under the Credit Agreement, the Grantor is required to execute and deliver this Security Agreement; and

          WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Security Agreement;

          NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, and in order to induce the Lenders and the Issuers to make Credit Extensions (including the initial Credit Extension) to the Grantor pursuant to the Credit Agreement, the Grantor agrees, for the benefit of each Secured Party, as follows:


                                      ARTICLE I
                                     DEFINITIONS

     SECTION 1.1. CERTAIN TERMS. The following terms (whether or not underscored) when used in this Security Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

          "ADMINISTRATIVE AGENT" is defined in the PREAMBLE.

          "CHATTEL PAPER" has the meaning provided in the U.C.C.

          "COLLATERAL" is defined in SECTION 2.1.

          "COLLATERAL ACCOUNT" is defined in CLAUSE (b) of SECTION 4.1.2(b).

          "COMPUTER HARDWARE AND SOFTWARE COLLATERAL" means:

          (a) all computer and other electronic data processing hardware, integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and all peripheral devices and other related computer hardware;

          (b) all software programs (including both source code, object code and all related applications and data files), whether now owned, licensed or leased or hereafter acquired by the Grantor, designed for use on the computers and electronic data processing hardware described in CLAUSE (a) above;

          (c) all firmware associated therewith;

          (d) all documentation (including flow charts, logic diagrams, manuals, guides and specifications) with respect to such hardware, software and firmware described in the preceding CLAUSES (a) through (c); and

          (e) all rights with respect to all of the foregoing, including any and all copyrights, licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, additions or model conversions of any of the foregoing.

          "CONTRACTS" means all agreements between the Grantor and one or more additional parties.

          "CONTRACT RIGHTS" means all rights of the Grantor (including, without limitation, all rights to payment) under each Contract.

          "COPYRIGHT COLLATERAL" means all copyrights (including all copyrights for semi-conductor chip product mask works) of the Grantor, whether statutory or common law, registered or unregistered, now or hereafter in force throughout the world including all of the Grantor's right, title and interest in and to all copyrights registered in the United States Copyright Office or anywhere else in the world and also including the copyrights referred to in ITEM A of SCHEDULE

IV attached hereto, and all applications for registration thereof, whether pending or in preparation, all copyright licenses, including each copyright license referred to in ITEM B of SCHEDULE IV attached hereto, the right to sue for past, present and future infringements of any thereof, all rights corresponding thereto throughout the world, all extensions and renewals of any thereof and all proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and proceeds of suit.

          "CREDIT AGREEMENT" is defined in the FIRST RECITAL.

          "DEPOSIT ACCOUNTS" has the meaning provided in the U.C.C. and, in any event, includes, without limitation, any demand, time, savings, passbook or like account maintained with a depositary institution, including those Deposit Accounts set forth in ITEM G of SCHEDULE I hereto.

          "DOCUMENTS" has the meaning provided in the U.C.C.

          "EQUIPMENT" has the meaning provided in the U.C.C. and, in any event, includes, without limitation, all equipment in all of its forms of the Grantor, wherever located, including all parts thereof and all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor and all accessories related thereto.

          "GENERAL INTANGIBLES" has the meaning provided in the U.C.C. and, in any event, includes, without limitation, with respect to the Grantor, all contracts, agreements, instruments and indentures in any form, and portions thereof, to which the Grantor is a party or under which the Grantor has any right, title or interest or to which the Grantor or any property of the Grantor is subject, as the same may from time to time be amended, supplemented or otherwise modified, including, without limitation, (i) all rights of the Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of the Grantor to damages arising thereunder and
(iii) all rights of the Grantor to perform and to exercise all remedies thereunder.

          "GOODS" has the meaning provided in the U.C.C.

          "GRANTOR" is defined in the PREAMBLE.

          "INSTRUMENT" has the meaning provided in the U.C.C.

          "INTELLECTUAL PROPERTY COLLATERAL" means, collectively, the Computer Hardware and Software Collateral, the Copyright Collateral, the Patent Collateral, the Trademark Collateral and the Trade Secrets Collateral.

          "INTEREST RATE HEDGING AGREEMENTS" means interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and all other agreements or arrangements designed to protect the Grantor against fluctuations in interest rates, entered into between the

Grantor and a Lender or an Affiliate of a Lender, for the purpose of hedging interest rate risk with respect to the Obligations.

          "INTEREST RATE HEDGING OBLIGATIONS" means all liabilities of the Grantor under Interest Rate Hedging Agreements.

          "INVENTORY" has the meaning provided in the U.C.C. and, in any event, includes, without limitation, all inventory in all of its forms of the Grantor, wherever located, including

               (i) all raw materials and work in process therefor, finished goods thereof, and materials used or consumed in the manufacture or production thereof,

               (ii) all goods in which the Grantor has an interest in mass or a joint or other interest or right of any kind (including goods in which the Grantor has an interest or right as consignee), and

               (iii) all goods which are returned to or repossessed by the Grantor, and all accessions thereto, products thereof and documents therefor.

          "INVESTMENT PROPERTY"has the meaning provided in the U.C.C.

          "LENDER" and "LENDERS" are defined in the FIRST RECITAL.

          "PATENT COLLATERAL" means:

          (a) all letters patent and applications for letters patent throughout the world, including all patent applications in preparation for filing anywhere in the world and including each patent and patent application referred to in ITEM A of SCHEDULE II attached hereto;

          (b) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in CLAUSE (A);

          (c) all patent licenses, including each patent license referred to in ITEM B of SCHEDULE II attached hereto; and

          (d) all proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application, including any patent or patent application referred to in ITEM A of SCHEDULE II attached hereto, and for breach or enforcement of any patent license, including any patent license referred to in ITEM B of SCHEDULE II attached hereto, and all rights corresponding thereto throughout the world.

          "RECEIVABLES" means "accounts" (as such term is defined in the U.C.C.), including but not limited to rights to payments for goods sold or leased or services rendered, whether now existing or hereafter arising, including, without limitation, rights evidenced by an account, note, contract, security agreement, chattel paper, or other evidence of indebtedness or security, together with (a) all security pledged, assigned, hypothecated or granted to or held by the Grantor to secure the foregoing, (b) all of the Grantor's right, title and interest in and to any goods, the sale of which gave rise thereto, (c) all guarantees, endorsements and indemnifications on, or of, any of the foregoing, (d) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection therewith,
(e) all books, records, ledger cards, and invoices relating thereto, (f) all evidences of the filing of financing statements and other statements and the registration of other instruments in connection therewith and amendments thereto, notices to other creditors or secured parties, and certificates from filing or other registration officers, (g) all credit information, reports and memoranda relating thereto and (h) all other writings related in any way to the foregoing.

          "SECURED OBLIGATIONS" is defined in SECTION 2.2.

          "SECURITIES ACCOUNT" has the meaning provided in the U.C.C., including without limitation those Securities Accounts listed in ITEM H of SCHEDULE I hereto.

          "SECURITY AGREEMENT" is defined in the PREAMBLE.

          "TERMINATION DATE" means the date on which all Obligations have indefeasibly been paid in full in cash, all Commitments have been fully terminated and all Letters of Credit have been canceled or otherwise terminated.

          "TRADEMARK COLLATERAL" means:

          (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos, other source of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature (all of the foregoing items in this CLAUSE (a) being collectively called a "TRADEMARK"), now existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any foreign country, including those referred to in ITEM A of SCHEDULE III attached hereto;

          (b) all Trademark licenses, including each Trademark license referred to in ITEM B of SCHEDULE III attached hereto;

          (c) all reissues, extensions or renewals of any of the items described in CLAUSES (A) and (B);

          (d) all of the goodwill of the business connected with the use of, and symbolized by the items described in, CLAUSES (a) and (b); and

          (e) all proceeds of, and rights associated with, the foregoing, including any claim by the Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, including any Trademark, Trademark registration or Trademark license referred to in ITEM A and ITEM B of SCHEDULE III attached hereto, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license.

          "TRADE SECRETS COLLATERAL" means all common law and statutory trade secrets and all other confidential or proprietary or useful information and all know-how obtained by or used in or contemplated at any time for use in the business of the Grantor (all of the foregoing being collectively called a "TRADE SECRET"), whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating or referring in any way to such Trade Secret, all Trade Secret licenses, including each Trade Secret license referred to in SCHEDULE V attached hereto, and including the right to sue for and to enjoin and to collect damages for the actual or threatened misappropriation of any Trade Secret and for the breach or enforcement of any such Trade Secret license.

          "U.C.C." means the Uniform Commercial Code, as in effect from time to time in the State of New York.

          SECTION 1.2. CREDIT AGREEMENT DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Security Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

          SECTION 1.3. U.C.C. DEFINITIONS. Unless otherwise defined herein or in the Credit Agreement or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Security Agreement, including its preamble and recitals, with such meanings.


                                      ARTICLE II
                                  SECURITY INTEREST

          SECTION 2.1. GRANT OF SECURITY. The Grantor hereby assigns and pledges to the Administrative Agent for its benefit and the ratable benefit of each of the Secured Parties, and hereby grants to the Administrative Agent for the ratable benefit of each of the Secured Parties, to secure the Secured Obligations, a security interest in all of the following, whether now or hereafter existing or acquired by the Grantor (the "COLLATERAL"):

          (a) the Collateral Account;

          (b) all Computer Hardware and Software Collateral;

          (c) all Contracts, together with any Contract Rights arising thereunder;

          (d)  all Deposit Accounts;

          (e) all Equipment;

          (f) all Intellectual Property Collateral;

          (g) all Inventory;

          (h) all Investment Property;

          (i) all Receivables;

          (j) all Securities Accounts;

          (k) all other Goods, Chattel Paper, Documents, Instruments, and General Intangibles (including tax refunds) of the Grantor now or hereafter existing,

          (l) all books, records, writings, data bases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing in this
     SECTION 2.1;

          (m) all of the Grantor's other property and rights of every kind and description and interests therein; and

          (n) all products, offspring, rents, issues, profits, returns, income and proceeds of and from any and all of the foregoing Collateral (including proceeds which constitute property of the types described in CLAUSES (a) through (m) and, to the extent not otherwise included, all payments under insurance which the Grantor is entitled to receive (whether or not the Administrative Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral.

Notwithstanding anything herein to the contrary, in no event shall the Collateral include, and the Grantor shall not be deemed to have granted a security interest in, any of the Grantor's rights or interests in any license, contract or agreement to which the Grantor is a party or any of its rights or interests thereunder to the extent, but only to the extent, that such a grant would, under the express terms of such license, contract or agreement or otherwise, result in a breach of the terms of, or constitute a default under such license, contract or agreement (other than to the extent that any such term would be rendered ineffective pursuant to Section 9-318(4) of the Uniform Commercial Code of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity); PROVIDED, that immediately upon the ineffectiveness, waiver, lapse or termination of any such provision, the Collateral shall include, and the Grantor shall have granted a security interest in, all such rights and interests as if such provision had never been in effect.

          SECTION 2.2. SECURITY FOR OBLIGATIONS. This Security Agreement secures the payment of all Obligations of the Grantor now or hereafter existing under the Credit Agreement, each other Loan Document and each Interest Rate Hedging Agreement, whether for principal, interest, costs, fees, expenses, Interest Rate Hedging Obligations or otherwise, with all such obligations being collectively referred to as the "SECURED OBLIGATIONS".

          SECTION 2.3. CONTINUING SECURITY INTEREST; TRANSFER OF NOTES. This Security Agreement shall create a continuing security interest in the Collateral and shall

          (a) remain in full force and effect until the Termination Date;

          (b) be binding upon the Grantor and its successors, transferees and assigns; and

          (c) inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent and each other Secured Party.

Without limiting the generality of the foregoing CLAUSE (c), any Lender may assign or otherwise transfer (in whole or in part) any Note or Credit Extension held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all the rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Security Agreement) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of Section 11.11 and Article X of the Credit Agreement. Upon (i) the sale, transfer or other disposition of Collateral in accordance with the Credit Agreement or (ii) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (x) such Collateral (in the case of clause (i)) or (y) all Collateral (in the case of clause (ii)), and at such time the Administrative Agent will, at the Grantor's sole expense, execute and deliver to the Grantor (without any representations, warranties or recourse to the Administrative Agent), such documents as the Grantor shall reasonably request to evidence such termination.

     SECTION 2.4. GRANTOR REMAINS LIABLE. Anything herein to the contrary notwithstanding

          (a) the Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein, and shall perform all of its duties and obligations under such contracts and agreements to the same extent as if this Security Agreement had not been executed;

          (b) the exercise by the Administrative Agent of any of its rights hereunder shall not release the Grantor from any of its duties or obligations under any such contracts or agreements included in the Collateral; and

          (c) neither the Administrative Agent nor any other Secured Party shall have any obligation or liability under any such contracts or agreements included in the Collateral by reason of this Security Agreement, nor shall the Administrative Agent or any other Secured Party be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.


                                     ARTICLE III

                            REPRESENTATIONS AND WARRANTIES

     SECTION 3.1. REPRESENTATIONS AND WARRANTIES. The Grantor represents and warrants to each Secured Party as set forth in this Section.

     SECTION 3.1.1. LOCATION OF COLLATERAL, ETC. All of the Equipment and Inventory of the Grantor is located at the places specified in ITEM A and ITEM B, respectively, of SCHEDULE I hereto. None of the Equipment and Inventory has, within the four months preceding the date of this Security Agreement, been located at any place other than the places specified in ITEM A and ITEM B, respectively, of SCHEDULE I hereto except as set forth in a footnote thereto. The place(s) of business and chief executive office of the Grantor and the office(s) where the Grantor keeps its records concerning the Receivables, and all originals of all Chattel Paper which evidence Receivables, are located at the address set forth in ITEM C of SCHEDULE I hereto. The Grantor has no trade names other than those set forth in ITEM D of SCHEDULE I hereto. During the four months preceding the date hereof, the Grantor has not been known by any legal name different from the one set forth on the signature page hereto, nor has the Grantor been the subject of any merger or other corporate reorganization, except as set forth in ITEM E of SCHEDULE I hereto. If the Collateral includes any Inventory located in the State of California, the Grantor is not a "retail merchant" within the meaning of Section 9102 of the Uniform Commercial Code - Secured Transactions of the State of California. All Receivables evidenced by a promissory note or other Instrument, negotiable Document or Chattel Paper have been duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Administrative Agent and delivered and pledged to the Administrative Agent pursuant to SECTION 4.1.7.

     SECTION 3.1.2. OWNERSHIP, NO LIENS, ETC. The Grantor owns its Collateral free and clear of any Lien, security interest, charge or encumbrance except for the security interest created by this Security Agreement and except as permitted by the Credit Agreement. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Administrative Agent relating to this Security Agreement or as have been filed in connection with Liens permitted pursuant to Section 8.3 of the Credit Agreement.

     SECTION 3.1.3. POSSESSION AND CONTROL. The Grantor has exclusive possession and control of its Equipment and Inventory.

     SECTION 3.1.4. NEGOTIABLE DOCUMENTS, INSTRUMENTS AND CHATTEL PAPER. The Grantor has, contemporaneously herewith, delivered to the Administrative Agent possession of all originals of all negotiable Documents, Instruments and Chattel Paper currently owned or held by the Grantor (duly endorsed in blank, if requested by the Administrative Agent).

     SECTION 3.1.5. INTELLECTUAL PROPERTY COLLATERAL. With respect to any Intellectual Property Collateral the loss, impairment or infringement of which might have a Material Adverse Effect:

          (a) such Intellectual Property Collateral is subsisting and has not been adjudged invalid or unenforceable, in whole or in part;

          (b) such Intellectual Property Collateral is valid and enforceable;

          (c) the Grantor has made all necessary filings and recordations to protect its interest in such Intellectual Property Collateral, including recordations of all of its interests in the Patent Collateral and Trademark Collateral in the United States Patent and Trademark Office and in corresponding offices throughout the world and its claims to the Copyright Collateral in the United States Copyright Office and in corresponding offices throughout the world;

          (d) other than as previously disclosed to the Administrative Agent, the Grantor is the exclusive owner of the entire and unencumbered right, title and interest in and to such Intellectual Property Collateral and no claim has been made that the use of such Intellectual Property Collateral does or may violate the asserted rights of any third party; and

          (e) the Grantor has performed and will continue to perform all acts and has paid and will continue to pay all required fees and taxes to maintain each and every item of Intellectual Property Collateral in full force and effect throughout the world, as applicable, unless the Grantor
     (i) has reasonably and in good faith determined that any of the Intellectual Property Collateral is of negligible economic value to the Grantor, or (ii) has a valid business purpose to do otherwise.

The Grantor owns directly or is entitled to use by license or otherwise, all patents, Trademarks, Trade Secrets, copyrights, mask works, licenses, technology, know-how, processes and rights with respect to any of the foregoing used in, necessary for or of importance to the conduct of the Grantor's business.

     SECTION 3.1.6. VALIDITY, PRIORITY, ETC. Assuming the proper filing of one or more financing statements identifying the Collateral with the proper local, state and/or federal authorities, the security interests in the Collateral granted to the Administrative Agent hereunder constitute valid and continuing first priority perfected security interests in the Collateral, securing payment of the Secured Obligations, to the extent such security interests may be perfected by the filing of financing statements (except to the extent that any Lien permitted under the Credit Agreement is prior to the liens granted to the Administrative Agent hereunder).

     SECTION 3.1.7. AUTHORIZATION, APPROVAL, ETC. Except as have been obtained or made and are in full force and effect, no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either

          (a) for the grant by the Grantor of the security interest granted hereby or for the execution, delivery and performance of this Security Agreement by the Grantor; or

          (b) for the perfection of or the exercise by the Administrative Agent of its rights and remedies hereunder.

     SECTION 3.1.8. COMPLIANCE WITH LAWS. The Grantor is in compliance with the requirements of all applicable laws (including the provisions of the Fair Labor Standards Act), rules, regulations and orders of every governmental authority, the non-compliance with which might have a Material Adverse Effect or which might materially adversely affect the value of the Collateral or the worth of the Collateral as collateral security.


                                      ARTICLE IV

                                      COVENANTS

     SECTION 4.1. CERTAIN COVENANTS. The Grantor covenants and agrees that until the Termination Date has occurred, the Grantor will perform, comply with and be bound by the obligations set forth in this Article.

     SECTION 4.1.1. AS TO EQUIPMENT AND INVENTORY. The Grantor hereby agrees that it shall

          (a) keep all the Equipment and Inventory (other than Inventory sold in the ordinary course of business, or except as otherwise provided in the Credit Agreement or any of the other Loan Documents) at the places therefor specified in SECTION 3.1.1 or, upon 30 days' prior written notice to the Administrative Agent, at such other places in a jurisdiction where all representations and warranties set forth in ARTICLE III shall be true and correct, and all action required pursuant to the FIRST SENTENCE of SECTION
     4.1.7 shall have been taken with respect to the Equipment and Inventory (collectively, "SPECIFIED LOCATIONS"); PROVIDED, HOWEVER, that the Grantor may move and/or maintain certain items of Equipment at locations other than at Specified Locations so long as the value of Collateral of this type of the Grantor and similar Collateral (as defined in the Subsidiary Security Agreement) of the Guarantors, shall not exceed $2,000,000 at any time;

          (b) cause the Equipment to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and in accordance with any manufacturer's manual or good business practice; and forthwith, or in the case of any loss or damage to any of the Equipment, as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements, and other improvements in connection therewith which are necessary or desirable to such end; and promptly furnish to the Administrative Agent a statement respecting any material loss or damage to any of the Equipment; and

          (c) pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Equipment and Inventory, except to the extent the validity thereof is being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside.

     SECTION 4.1.2.  AS TO RECEIVABLES AND CONTRACTS.

          (a) The Grantor shall keep its place(s) of business and chief executive office and the office(s) where it keeps its records concerning the Receivables, and all originals of all Chattel Paper which evidences Receivables, located at the address(es) set forth in ITEM C of SCHEDULE I hereto, or, upon 30 days' prior written notice to the Administrative Agent, at such other locations in a jurisdiction where all actions required by the first sentence of SECTION 4.1.7 shall have been taken with respect to the Receivables; not change its name except upon 30 days' prior written notice to the Administrative Agent; hold and preserve such records and Chattel Paper; and permit representatives of the Administrative Agent at any time during normal business hours to inspect (upon reasonable prior written notice so long as no Event of Default shall have occurred or be continuing) and make abstracts from such records and Chattel Paper. In addition, the Grantor shall give the Administrative Agent a supplement to SCHEDULE I hereto on each date a Compliance Certificate is required to be delivered to the Administrative Agent under the Credit Agreement, which shall set forth any changes to the information set forth in SECTION 3.1.1.

          (b) Upon written notice by the Administrative Agent to the Grantor pursuant to this clause, all proceeds of Collateral received by the Grantor shall be delivered in kind to the Administrative Agent for deposit to a deposit account (the "COLLATERAL ACCOUNT") of the Grantor maintained with the Administrative Agent, and the Grantor shall not commingle any such proceeds, and shall hold separate and apart from all other property, all such proceeds in express trust for the benefit of the Administrative Agent until delivery thereof is made to the Administrative Agent. The Administrative Agent will not give the notice referred to in the preceding sentence unless there shall have occurred and be continuing a Default of the nature set forth in Section 9.1(i) of the Credit Agreement or an Event of Default.

          (c) The Administrative Agent shall have the right to apply any amount in the Collateral Account to the payment of any Secured Obligations which are due and payable or payable upon demand, or to the payment of any Secured Obligations at any time that an Event of Default shall exist.

          (d) The Grantor will not enter into any government contract which prohibits assignment to the Administrative Agent of all payments due or to become due under each of such contractions, other than contracts for which the government has determined that a prohibition on assignment of claims is in the government's interest.

          (e)The Grantor shall not cause the aggregate value of Receivables or Contracts or Contract Rights and the value of similar Receivables and Contracts (as defined in the Subsidiary Security Agreement) as to which a Lien in favor of the Administrative Agent cannot be granted hereunder pursuant to the final paragraph of SECTION 2.1, or pursuant to the Subsidiary Security Agreement, to exceed $5,000,000 at any time.

     SECTION 4.1.3.  AS TO COLLATERAL.

          (a) Until the occurrence and continuance of a Default of the nature set forth in Section 9.1(i) of the Credit Agreement or an Event of Default, and such time as the Administrative Agent shall notify the Grantor of the revocation of such power and authority the Grantor (i) may in the ordinary course of its business (except as otherwise permitted under the Credit Agreement), at its own expense, sell, lease or furnish under the contracts of service any of the Inventory normally held by the Grantor for such purpose, and use and consume, in the ordinary course of its business (except as otherwise permitted under the Credit Agreement), any raw materials, work in process or materials normally held by the Grantor for such purpose,(ii) will, at its own expense, endeavor to collect, as and when due, all amounts due with respect to any of the Collateral, including the taking of such action with respect to such collection as the Administrative Agent may reasonably request following the occurrence of a Default of the nature set forth in Section 9.1(i) of the Credit Agreement or an Event of Default or, in the absence of such request, as the Grantor may deem advisable, and (iii) may grant, in the ordinary course of business

     (except as otherwise permitted under the Credit Agreement), to any party obligated on any of the Collateral, any rebate, refund or allowance to which such party may be lawfully entitled, and may accept, in connection therewith, the return of goods, the sale or lease of which shall have given rise to such Collateral. The Administrative Agent, however, may, at any time following a Default of the nature set forth in Section 9.1(i) of the Credit Agreement or an Event of Default, whether before or after any revocation of such power and authority or the maturity of any of the Secured Obligations, notify any parties obligated on any of the Collateral to make payment to the Administrative Agent of any amounts due or to become due thereunder and enforce collection of any of the Collateral by suit or otherwise and surrender, release, or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby.
     Upon request of the Administrative Agent following a Default of the nature set forth in Section 9.1(i) of the Credit Agreement or an Event of Default, the Grantor will, at its own expense, notify any parties obligated on any of the Collateral to make payment to the Administrative Agent of any amounts due or to become due thereunder.

          (b) The Administrative Agent is authorized to endorse, in the name of the Grantor, any item, howsoever received by the Administrative Agent, representing any payment on or other proceeds of any of the Collateral.

     SECTION 4.1.4. AS TO INTELLECTUAL PROPERTY COLLATERAL. The Grantor covenants and agrees to comply with the following provisions as such provisions relate to any Intellectual Property Collateral of the Grantor:

          (a)The Grantor shall not do any act, or omit to do any act, whereby any of the Patent Collateral may lapse or become abandoned or dedicated to the public or unenforceable, unless the Grantor shall either (i) reasonably and in good faith determine that any of the Patent Collateral is of negligible economic value to the Grantor, or (ii) have a valid business purpose to do otherwise.

          (b)The Grantor shall not, and the Grantor shall not permit any of its licensees to:

               (i) fail to continue to use any of the Trademark Collateral in order to maintain all of the Trademark Collateral in full force free from any claim of abandonment for non-use,

               (ii) fail to maintain as in the past the quality of products and services offered under all of the Trademark Collateral,

               (iii) fail to employ all of the Trademark Collateral registered with any Federal or state or foreign authority with an appropriate notice of such registration,

               (iv) adopt or use any other Trademark which is confusingly similar or a colorable imitation of any of the Trademark Collateral,

               (v) use any of the Trademark Collateral registered with any Federal or state or foreign authority except for the uses for which registration or application for registration of all of the Trademark Collateral has been made, and

               (vi) do or permit any act or knowingly omit to do any act whereby any of the Trademark Collateral may lapse or become invalid or unenforceable,

     unless the Grantor shall either (i) reasonably and in good faith determine that any of the Trademark Collateral is of negligible economic value to the Grantor, or (ii) have a valid business purpose to do otherwise.

          (c) The Grantor shall not do or permit any act or knowingly omit to do any act whereby any of the Copyright Collateral or any of the Trade Secrets Collateral may lapse or become invalid or unenforceable or placed in the public domain except upon expiration of the end of an unrenewable term of a registration thereof, unless the Grantor shall either (i) reasonably and in good faith determine that any of the Copyright Collateral or any of the Trade Secrets Collateral is of negligible economic value to the Grantor, or
     (ii)  have a valid business purpose to do otherwise.

          (d) The Grantor shall notify the Administrative Agent immediately if it knows, or has reason to know, that any application or registration relating to any material item of the Intellectual Property Collateral may become abandoned or dedicated to the public or placed in the public domain or invalid or unenforceable, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any foreign counterpart thereof or any court) regarding the Grantor's ownership of any of the Intellectual Property Collateral, its right to register the same or to keep and maintain and enforce the same.

          (e) In no event shall the Grantor or any of its agents, employees, designees or licensees file an application for the registration of any Intellectual Property Collateral with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, unless it promptly upon such filing informs the Administrative Agent, and upon request of the Administrative Agent, executes and delivers any and all agreements, instruments, documents and papers as the Administrative Agent may reasonably request to evidence the Administrative Agent's security interest in such Intellectual Property Collateral and the goodwill and general intangibles of the Grantor relating thereto or represented thereby.

          (f) The Grantor shall take all necessary steps, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue any application (and to obtain the relevant registration) filed with respect to, and to maintain any registration of, the Intellectual Property Collateral, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and the payment of fees and taxes (except to the extent that dedication, abandonment or invalidation is permitted under the foregoing CLAUSES (a), (b) and (c)).

          (g) The Grantor shall, contemporaneously herewith, execute and deliver to the Administrative Agent a Patent Security Agreement, a Trademark Security Agreement and a Copyright Security Agreement in the forms of EXHIBIT A, EXHIBIT B and EXHIBIT C hereto, respectively, and shall execute and deliver to the Administrative Agent any other document required to acknowledge or register or perfect the Administrative Agent's interest in any part of the Intellectual Property Collateral.

     SECTION 4.1.5. INSURANCE. The Grantor will maintain or cause to be maintained with responsible insurance companies insurance with respect to its business and properties (including the Equipment and Inventory) against such casualties and contingencies and of such types and in such amounts as is required pursuant to the Credit Agreement and will, upon the request of the Administrative Agent, furnish a certificate of a reputable insurance broker setting forth the nature and extent of all insurance maintained by the Grantor in accordance with this Section. Without limiting the foregoing, the Grantor further agrees as follows:

          (a) Each policy for property insurance shall show the Administrative Agent as loss payee.

          (b) Each policy for liability insurance shall show the Administrative Agent as an additional insured.

          (c) Each insurance policy shall provide that at least 30 days' prior written notice of cancellation or of lapse shall be given to the Administrative Agent by the insured (or at least 10 days' prior written notice of cancellation shall be given with respect to failure to pay the premium).

          (d) The Grantor shall, if so requested by the Administrative Agent, deliver to the Administrative Agent a copy of each insurance policy.

     SECTION 4.1.6.  TRANSFERS AND OTHER LIENS.  The Grantor shall not:

          (a) sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, except as permitted by the Credit Agreement; or

          (b) create or suffer to exist any Lien or other charge or encumbrance upon or with respect to any of the Collateral to secure Indebtedness of any Person or entity, except for the security interest created by this Security Agreement and except as permitted by the Credit Agreement.

     SECTION 4.1.7. FURTHER ASSURANCES, ETC. The Grantor agrees that, from time to time at its own expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable (provided that it is reasonable), or that the Administrative Agent may reasonably request, in order to perfect, preserve and protect any security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Grantor will

          (a) mark conspicuously each Document (evidencing title) included in the Inventory, each Chattel Paper included in the Receivables and each Contract and, at the request of the Administrative Agent, upon the occurrence and during the continuance of an Event of Default each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to the Administrative Agent, indicating that such Document, Chattel Paper, Contract or Collateral is subject to the security interest granted hereby;

          (b) if any Receivable shall be evidenced by a promissory note or other Instrument, negotiable Document or Chattel Paper, deliver and pledge to the Administrative Agent hereunder such promissory note, instrument, negotiable Document or Chattel Paper duly endorsed and accompanied by duly executed Instruments of transfer or assignment, all in form and substance satisfactory to the Administrative Agent;

          (c) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices as may be necessary or desirable (provided that it is reasonable), or as the Administrative Agent may reasonably request, in order to perfect and preserve the security interests and other rights granted or purported to be granted to the Administrative Agent hereby;

          (d) promptly execute and file any of notice or other required form under or pursuant to the federal assignment of claims statute, 31 U.S.C.
     Section 3727, any successor or amended version thereof or any regulation promulgated under or pursuant to any version thereof, as the Administrative Agent may reasonably request; and

          (e) furnish to the Administrative Agent, from time to time at the Administrative

     Agent's request, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail.

With respect to the foregoing and the grant of the security interest hereunder, the Grantor hereby authorizes the Administrative Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the Grantor where permitted by law. A carbon, photographic or other reproduction of this Security Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.


                                      ARTICLE V

                               THE ADMINISTRATIVE AGENT

     SECTION 5.1. ADMINISTRATIVE AGENT APPOINTED ATTORNEY-IN-FACT. The Grantor hereby irrevocably appoints the Administrative Agent the Grantor's attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time in the Administrative Agent's discretion, following the occurrence and continuation of a Default of the nature set forth in Section 9.1(i) of the Credit Agreement or an Event of Default, to take any action and to execute any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Security Agreement, including:

          (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

          (b) to receive, endorse, and collect any drafts or other Instruments, Documents and Chattel Paper, in connection with CLAUSE (a) above;

          (c) to file any claims or take any action or institute any proceedings which the Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Administrative Agent with respect to any of the Collateral; and

          (d) to perform the affirmative obligations of the Grantor hereunder (including all obligations of the Grantor pursuant to SECTION 4.1.7).

The Grantor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

     SECTION 5.2. ADMINISTRATIVE AGENT MAY PERFORM. If any Grantor fails to perform any agreement contained herein, the Administrative Agent may itself perform, or cause performance of, such agreement, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by the Grantor pursuant to SECTION 6.2.

     SECTION 5.3. ADMINISTRATIVE AGENT HAS NO DUTY. In addition to, and not in limitation of, SECTION 2.4, the powers conferred on the Administrative Agent hereunder are solely to protect its interest (on behalf of the Secured Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

     SECTION 5.4. REASONABLE CARE. Other than the exercise of reasonable care in the custody and preservation of the Collateral, the Administrative Agent shall have no duty with respect thereto. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Administrative Agent accords its own property. The Administrative Agent shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any agent or bailee selected by the Administrative Agent in good faith.


                                      ARTICLE VI

                                       REMEDIES

     SECTION 6.1. CERTAIN REMEDIES. If any Event of Default shall have occurred and be continuing:

          (a) The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C. (whether or not the U.C.C. applies to the affected Collateral) and also may

               (i) require the Grantor to, and the Grantor hereby agrees that it will, at its expense and upon request of the Administrative Agent forthwith, assemble all or part of the Collateral as directed by the Administrative Agent and make it available to the Administrative Agent at a place to be designated by the Administrative Agent which is reasonably convenient to both parties,

               (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. The Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' prior notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned,

               (iii) withdraw all monies, securities and Instruments in the Collateral Account for application to the Obligations, and

               (iv) license or sublicense, whether on an exclusive or nonexclusive basis, any Trademark Collateral, Patent Collateral or Copyright Collateral included in the Intellectual Property Collateral for such term and on such conditions and in such manner as the Administrative Agent shall in its sole judgment determine (taking into account such provisions as may be necessary to protect and preserve the validity or enforceability of such Trademark Collateral, Patent Collateral or Copyright Collateral included in the Intellectual Property Collateral).

          (b) All cash proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Administrative Agent, be held by the Administrative Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Administrative Agent pursuant to SECTION 6.2) in whole or in part by the Administrative Agent for the ratable benefit of the Secured Parties against, all or any part of the Secured Obligations in such order as the Administrative Agent shall elect. Any surplus of such cash or cash proceeds held by the Administrative Agent and remaining after payment in full in cash of all the Secured Obligations shall be paid over to the applicable Grantor or to whomsoever may be lawfully entitled to receive such surplus.

     SECTION 6.2.  INDEMNITY AND EXPENSES.

          (a) The Grantor agrees to indemnify the Administrative Agent and the other Secured Parties from and against any and all claims, losses and liabilities arising out of or resulting from this Security Agreement (including enforcement of this Security Agreement), except claims, losses or liabilities resulting from the gross negligence or wilful misconduct of the Administrative Agent or the other Secured Parties.

          (b) The Grantor will upon demand pay to the Administrative Agent and the other

     Secured Parties the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Administrative Agent may incur in connection with

               (i) the administration of this Security Agreement,

               (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, and

               (iii) the exercise or enforcement of any of the rights of the Administrative Agent or the Secured Parties hereunder, or

                (iv) the failure by any Grantor to perform or observe any of the provisions hereof.

The provisions of this SECTION 6.2 shall survive the Termination Date.


                                     ARTICLE VII

                               MISCELLANEOUS PROVISIONS

     SECTION 7.1. LOAN DOCUMENT. This Security Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof including Article XI thereof.

     SECTION 7.2. AMENDMENTS; ETC. No amendment to or waiver of any provision of this Security Agreement nor consent to any departure by any Grantor here from, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (on behalf of the Lenders or the Required Lenders, as the case may be), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 7.3. NOTICES. All notices and other communications provided for hereunder shall be in writing (including facsimile communication) and, if to any Grantor, mailed or telecopied or delivered to it, addressed to it at the address specified in the Credit Agreement, if to either Administrative Agent, mailed or telecopied or delivered to it, addressed to it at the address of such Administrative Agent specified in the Credit Agreement. All such notices and other communications, when mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any such notice or communication, if transmitted by telecopier, shall be deemed given when transmitted and electronically confirmed.

     SECTION 7.4. CAPTIONS. Section captions used in this Security Agreement are for convenience of reference only, and shall not affect the construction of this Security Agreement.

     SECTION 7.5. SEVERABILITY. Wherever possible each provision of this Security Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Security Agreement.

     SECTION 7.6. COUNTERPARTS. This Security Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed an original and all of which shall constitute together but one and the same agreement.

     SECTION 7.7. GOVERNING LAW, ENTIRE AGREEMENT, ETC. THIS SECURITY AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. THIS SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

          IN WITNESS WHEREOF, the Grantor has caused this Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


                                         THE TITAN CORPORATION, as Grantor


                                         By
                                            ---------------------------------
                                              Name: Ray Guillaume
                                              Title:   Assistant Treasurer



                                         CREDIT SUISSE FIRST BOSTON, as
                                           Administrative Agent


                                         By
                                            ---------------------------------
                                              Name:  Thomas G. Muoio
                                              Title:  Vice President


                                         By
                                            ---------------------------------
                                              Name:
                                              Title:

                                                                      SCHEDULE I
                                                           to Security Agreement

Item A.  LOCATION OF EQUIPMENT

                                  DESCRIPTION                                              LOCATION


Item B.  LOCATION OF INVENTORY

                                  DESCRIPTION                                              LOCATION


Item C.  LOCATION OF LOCK BOXES

                                                                                                 CONTACT
               BANK NAME AND ADDRESS                        ACCOUNT NUMBER                       PERSON


Item D.  PLACE(S) OF BUSINESS AND CHIEF EXECUTIVE OFFICE


Item E.  TRADE NAMES


Item F.  MERGER OR OTHER CORPORATE REORGANIZATION


Item G.  LOCATION OF DEPOSIT ACCOUNTS


                                                                                                 CONTACT
               BANK NAME AND ADDRESS                        ACCOUNT NUMBER                       PERSON


Item H.  LOCATION OF SECURITIES ACCOUNTS

                                                                                                 CONTACT
               BANK NAME AND ADDRESS                        ACCOUNT NUMBER                       PERSON

                                                                     SCHEDULE II
                                                           to Security Agreement

Item A.  PATENTS

                                   ISSUED PATENTS

*COUNTRY                     PATENT NO.                ISSUE DATE                INVENTOR(S)                       TITLE


                          PENDING PATENT APPLICATIONS

*COUNTRY                     SERIAL NO.                FILING DATE               INVENTOR(S)                       TITLE


                       PATENT APPLICATIONS IN PREPARATION

                                                        EXPECTED
*COUNTRY                     DOCKET NO.                FILING DATE               INVENTOR(S)                       TITLE


Item B.  PATENT LICENSES

*COUNTRY OR                                                          EFFECTIVE            EXPIRATION             SUBJECT
 TERRITORY                   LICENSOR           LICENSEE                DATE                 DATE                 MATTER

--------
* List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

                                                                    SCHEDULE III
                                                           to Security Agreement

Item A.  TRADEMARKS

                              REGISTERED TRADEMARKS

*COUNTRY                     TRADEMARK                  REGISTRATION NO.                   REGISTRATION DATE


                         PENDING TRADEMARK APPLICATIONS

*COUNTRY                    TRADEMARK                      SERIAL NO.                         FILING DATE


                      TRADEMARK APPLICATIONS IN PREPARATION

                                                                               EXPECTED                   PRODUCTS/
*COUNTRY             TRADEMARK                 DOCKET NO.                    FILING DATE                  SERVICES


Item B.  TRADEMARK LICENSES

*COUNTRY OR                                                                                 EFFECTIVE     EXPIRATION
 TERRITORY               TRADEMARK             LICENSOR             LICENSEE                  DATE           DATE

--------
* List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

                                                                     SCHEDULE IV
                                                           to Security Agreement

Item A.  COPYRIGHTS/MASK WORKS


                        REGISTERED COPYRIGHTS/MASK WORKS

*COUNTRY                   REGISTRATION NO.                     REGISTRATION DATE                    AUTHOR(S)
TITLE


              COPYRIGHT/MASK WORK PENDING REGISTRATION APPLICATIONS

*COUNTRY                      SERIAL NO.                  FILING DATE                   AUTHOR(S)                  TITLE


          COPYRIGHT/MASK WORK REGISTRATION APPLICATIONS IN PREPARATION

                                                          EXPECTED
*COUNTRY                      DOCKET NO.                  FILING DATE                   AUTHOR(S)                  TITLE


Item B.  COPYRIGHT/MASK WORK LICENSES

*COUNTRY OR                                                          EFFECTIVE              EXPIRATION              SUBJECT
 TERRITORY                   LICENSOR           LICENSEE                DATE                   DATE                 MATTER

--------
* List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

                                                                      SCHEDULE V
                                                           to Security Agreement


                        TRADE SECRET OR KNOW-HOW LICENSES

*COUNTRY OR                                                          EFFECTIVE            EXPIRATION             SUBJECT
 TERRITORY                   LICENSOR           LICENSEE                DATE                 DATE                MATTER

--------
* List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

                                                                       EXHIBIT A
                                                           to Security Agreement


                              PATENT SECURITY AGREEMENT

     This PATENT SECURITY AGREEMENT (this "AGREEMENT"), dated as of February 23, 2000, is made between THE TITAN CORPORATION, a Delaware corporation (the "GRANTOR"), and CREDIT SUISSE FIRST BOSTON ("CSFB"), in its capacity as Administrative Agent (the "ADMINISTRATIVE AGENT") for each of the Secured Parties;


                                W I T N E S S E T H :

     WHEREAS, pursuant to a Senior Secured Credit Agreement, dated as of February 23, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Grantor, the various financial institutions as are or may become parties thereto (the "LENDERS"), CSFB, as Administrative Agent for the Lenders (the "ADMINISTRATIVE AGENT"), First Union Securities, Inc., as Syndication Agent, and The Bank of Nova Scotia, as Documentation Agent, the Lenders and the Issuers have extended Commitments to make Credit Extensions to the Grantor;

     WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered a Borrower Security Agreement, dated as of February 23, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "SECURITY AGREEMENT";

     WHEREAS, as a condition precedent to the making of the Credit Extensions (including the initial Credit Extension) under the Credit Agreement, the Grantor is required to execute and deliver this Agreement; and

     WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement;

     NOW THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Lenders and the Issuers to make Credit Extensions (including the initial Credit Extension) to the Grantor pursuant to the Credit Agreement, the Grantor agrees, for the benefit of each Secured Party, as follows.

     SECTION 1. DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

     SECTION 2. GRANT OF SECURITY INTEREST. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of the Secured Obligations, the Grantor does hereby mortgage, pledge and hypothecate to the Administrative Agent, and grant to the Administrative Agent a security interest in, for its benefit and the benefit of each Secured Party, all of the following property (the "PATENT COLLATERAL"), whether now owned or hereafter acquired or existing by it:

          (a) all letters patent and applications for letters patent throughout the world, including all patent applications in preparation for filing anywhere in the world and including each patent and patent application referred to in ITEM A of ATTACHMENT 1 attached hereto;

          (b) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in CLAUSE (a);

          (c) all patent licenses, including each patent license referred to in ITEM B of ATTACHMENT 1 attached hereto; and

          (d) all proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application, including any patent or patent application referred to in ITEM A of ATTACHMENT 1 attached hereto, and for breach or enforcement of any patent license, including any patent license referred to in ITEM B of ATTACHMENT 1 attached hereto, and all rights corresponding thereto throughout the world.

     SECTION 3. SECURITY AGREEMENT. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Administrative Agent in the Patent Collateral with the United States Patent and Trademark Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Administrative Agent for its benefit and the benefit of each Secured Party under the Security Agreement. The Security Agreement (and all rights and remedies of the Administrative Agent and each Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

     SECTION 4. RELEASE OF SECURITY INTEREST. Upon the Termination Date, the Administrative Agent shall, at the Grantor's expense, execute and deliver to the Grantor all Instruments and other Documents as may be necessary or proper to release the lien on and security interest in the Patent Collateral which has been granted hereunder.

     SECTION 5. ACKNOWLEDGMENT. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

     SECTION 6. LOAN DOCUMENT, ETC. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

     SECTION 7. COUNTERPARTS. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                         THE TITAN CORPORATION


                                         By
                                            ----------------------------------
                                              Name:
                                              Title:



                                         CREDIT SUISSE FIRST BOSTON,
                                              as Administrative Agent


                                         By
                                            ----------------------------------
                                              Name:
                                              Title:


                                         By
                                            ----------------------------------
                                              Name:
                                              Title:

                                                                    ATTACHMENT 1
                                                    to Patent Security Agreement


Item A.  PATENTS

                                   ISSUED PATENTS

*COUNTRY                     PATENT NO.                ISSUE DATE                INVENTOR(S)                       TITLE


                          PENDING PATENT APPLICATIONS

*COUNTRY                     SERIAL NO.                FILING DATE               INVENTOR(S)                       TITLE


                       PATENT APPLICATIONS IN PREPARATION

                                                        EXPECTED
*COUNTRY                     DOCKET NO.                FILING DATE               INVENTOR(S)                       TITLE


Item B.  PATENT LICENSES

*COUNTRY OR                                                          EFFECTIVE            EXPIRATION             SUBJECT
 TERRITORY                   LICENSOR           LICENSEE                DATE                 DATE                 MATTER

--------
* List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

                                                                       EXHIBIT B
                                                           to Security Agreement


                             TRADEMARK SECURITY AGREEMENT

     This TRADEMARK SECURITY AGREEMENT (this "AGREEMENT"), dated as of February 23, 2000, is made between THE TITAN CORPORATION, a Delaware corporation (the "GRANTOR"), and CREDIT SUISSE FIRST BOSTON ("CSFB"), as Administrative Agent (the "ADMINISTRATIVE AGENT") for each of the Secured Parties;


                                W I T N E S S E T H :

     WHEREAS, pursuant to a Senior Secured Credit Agreement, dated as of February 23, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Grantor, the various financial institutions as are or may become parties thereto (the "LENDERS"), CSFB, as Administrative Agent for the Lenders (the "ADMINISTRATIVE AGENT"), First Union Securities, Inc., as Syndication Agent, and The Bank of Nova Scotia, as Documentation Agent, the Lenders and the Issuers have extended Commitments to make Credit Extensions to the Grantor;

     WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered a Borrower Security Agreement, dated as of February 23, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "SECURITY AGREEMENT";

     WHEREAS, as a condition precedent to the making of the Credit Extensions (including the initial Credit Extension) under the Credit Agreement, the Grantor is required to execute and deliver this Agreement; and

     WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement;

     NOW THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Lenders and the Issuers to make Credit Extensions (including the initial Credit Extension) to the Grantor pursuant to the Credit Agreement, the Grantor agrees, for the benefit of each Secured Party, as follows.

     SECTION 1. DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

     SECTION 2. GRANT OF SECURITY INTEREST. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of the Secured Obligations, the Grantor does hereby mortgage, pledge and hypothecate to the Administrative Agent, and grant to the Administrative Agent a security interest in, for its benefit and the benefit of each Secured Party, all of the following property (the "TRADEMARK COLLATERAL"), whether now owned or hereafter acquired or existing by it:

          (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos, other source of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature (all of the foregoing items in this CLAUSE (a) being collectively called a "TRADEMARK"), now existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any foreign country, including those referred to in ITEM A of ATTACHMENT 1 attached hereto;

          (b) all Trademark licenses, including each Trademark license referred to in ITEM B of ATTACHMENT 1 attached hereto;

          (c) all reissues, extensions or renewals of any of the items described in CLAUSES (a) and (b);

          (d) all of the goodwill of the business connected with the use of, and symbolized by the items described in, CLAUSES (a) and (b); and

          (e) all proceeds of, and rights associated with, the foregoing, including any claim by the Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, including any Trademark, Trademark registration or Trademark license referred to in ITEM A and ITEM B of ATTACHMENT 1 attached hereto, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license.

     SECTION 3. SECURITY AGREEMENT. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Administrative Agent in the Trademark Collateral with the United States Patent and Trademark Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Administrative Agent for its benefit and the benefit of each Secured Party under the Security Agreement. The Security

Agreement (and all rights and remedies of the Administrative Agent and each Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

     SECTION 4. RELEASE OF SECURITY INTEREST. Upon the Termination Date, the Administrative Agent shall, at the Grantor's expense, execute and deliver to the Grantor all Instruments and other Documents as may be necessary or proper to release the lien on and security interest in the Trademark Collateral which has been granted hereunder.

     SECTION 5. ACKNOWLEDGMENT. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

     SECTION 6. LOAN DOCUMENT, ETC. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

     SECTION 7. COUNTERPARTS. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                         THE TITAN CORPORATION


                                         By
                                            ----------------------------------
                                              Name:
                                              Title:



                                         CREDIT SUISSE FIRST BOSTON,
                                              as Administrative Agent


                                         By
                                            ----------------------------------
                                              Name:
                                              Title:


                                         By
                                            ----------------------------------
                                              Name:
                                              Title:

                                                                    ATTACHMENT 1
                                                                    to Trademark
                                                              Security Agreement

Item A.  TRADEMARKS

                              REGISTERED TRADEMARKS

*COUNTRY                     TRADEMARK                  REGISTRATION NO.                   REGISTRATION DATE


                         PENDING TRADEMARK APPLICATIONS

*COUNTRY                    TRADEMARK                      SERIAL NO.                         FILING DATE


                      TRADEMARK APPLICATIONS IN PREPARATION

                                                                               EXPECTED                   PRODUCTS/
*COUNTRY             TRADEMARK                 DOCKET NO.                    FILING DATE                  SERVICES


Item B.  TRADEMARK LICENSES

*COUNTRY OR                                                                                 EFFECTIVE     EXPIRATION
 TERRITORY               TRADEMARK             LICENSOR             LICENSEE                  DATE           DATE

--------
* List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

                                                                       EXHIBIT C
                                                           to Security Agreement

                             COPYRIGHT SECURITY AGREEMENT

     This COPYRIGHT SECURITY AGREEMENT (this "Agreement"), dated as of February 23, 2000, is made between THE TITAN CORPORATION, a Delaware corporation (the "GRANTOR"), and CREDIT SUISSE FIRST BOSTON ("CSFB"), in its capacity as Administrative Agent (the "ADMINISTRATIVE AGENT") for each of the Secured Parties;


                                W I T N E S S E T H :

     WHEREAS, pursuant to a Senior Secured Credit Agreement, dated as of February 23, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Grantor, the various financial institutions as are or may become parties thereto (the "LENDERS"), CSFB, as Administrative Agent for the Lenders (the "ADMINISTRATIVE AGENT"), First Union Securities, Inc., as Syndication Agent, and The Bank of Nova Scotia, as Documentation Agent, the Lenders and the Issuers have extended Commitments to make Credit Extensions to the Grantor;

     WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered a Borrower Security Agreement, dated as of February 23, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "SECURITY AGREEMENT";

     WHEREAS, as a condition precedent to the making of the Credit Extensions (including the initial Credit Extension) under the Credit Agreement, the Grantor is required to execute and deliver this Agreement; and

     WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement;

     NOW THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Lenders and the Issuers to make Credit Extensions (including the initial Credit Extension) to the Grantor pursuant to the Credit Agreement, the Grantor agrees, for the benefit of each Secured Party, as follows.

     SECTION 1. DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

     SECTION 2. GRANT OF SECURITY INTEREST. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of the Secured Obligations, the

Grantor does hereby mortgage, pledge and hypothecate to the Administrative Agent, and grant to the Administrative Agent a security interest in, for its benefit and the benefit of each Secured Party, all of the following property (the "COPYRIGHT COLLATERAL"), whether now owned or hereafter acquired or existing by it, being all copyrights (including all copyrights for semi-conductor chip product mask works) of the Grantor, whether statutory or common law, registered or unregistered, now or hereafter in force throughout the world including all of the Grantor's right, title and interest in and to all copyrights registered in the United States Copyright Office or anywhere else in the world and also including the copyrights referred to in ITEM A of ATTACHMENT 1 attached hereto, and all applications for registration thereof, whether pending or in preparation, all copyright licenses, including each copyright license referred to in ITEM B of ATTACHMENT 1 attached hereto, the right to sue for past, present and future infringements of any thereof, all rights corresponding thereto throughout the world, all extensions and renewals of any thereof and all proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and proceeds of suit.

     SECTION 3. SECURITY AGREEMENT. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Administrative Agent in the Copyright Collateral with the United States Copyright Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Administrative Agent for its benefit and the benefit of each Secured Party under the Security Agreement. The Security Agreement (and all rights and remedies of the Administrative Agent and each Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

     SECTION 4. RELEASE OF SECURITY INTEREST. Upon the Termination Date, the Administrative Agent shall, at the Grantor's expense, execute and deliver to the Grantor all Instruments and other Documents as may be necessary or proper to release the lien on and security interest in the Copyright Collateral which has been granted hereunder.

     SECTION 5. ACKNOWLEDGMENT. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

     SECTION 6. LOAN DOCUMENT, ETC. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

     SECTION 7. COUNTERPARTS. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                         THE TITAN CORPORATION


                                         By
                                            ----------------------------------
                                              Name:
                                              Title:



                                         CREDIT SUISSE FIRST BOSTON,
                                              as Administrative Agent


                                         By
                                            ----------------------------------
                                              Name:
                                              Title:


                                         By
                                            ----------------------------------
                                              Name:
                                              Title:

                                                                    ATTACHMENT 1
                                                                    to Copyright
                                                              Security Agreement

Item A.  COPYRIGHTS/MASK WORKS


                        REGISTERED COPYRIGHTS/MASK WORKS

*COUNTRY                   REGISTRATION NO.                     REGISTRATION DATE                    AUTHOR(S)
TITLE


              COPYRIGHT/MASK WORK PENDING REGISTRATION APPLICATIONS

*COUNTRY                      SERIAL NO.                  FILING DATE                   AUTHOR(S)                  TITLE


          COPYRIGHT/MASK WORK REGISTRATION APPLICATIONS IN PREPARATION

                                                          EXPECTED
*COUNTRY                      DOCKET NO.                  FILING DATE                   AUTHOR(S)                  TITLE


Item B.  COPYRIGHT/MASK WORK LICENSES

*COUNTRY OR                                                          EFFECTIVE              EXPIRATION              SUBJECT
 TERRITORY                   LICENSOR           LICENSEE                DATE                   DATE                 MATTER

--------
* List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

                                                                     EXHIBIT G-2

                          SUBSIDIARY SECURITY AGREEMENT

         This SECURITY AGREEMENT (as amended, restated, supplemented, or otherwise modified from time to time, this "SECURITY AGREEMENT"), dated as of February 23, 2000, is made by each Subsidiary (as defined in the Credit Agreement referred to below) of the Borrower (as defined below), now or after the date hereof (including pursuant to SECTION 7.4) a signatory hereto (each, individually, a "GRANTOR," and collectively, the "GRANTORS"), in favor of CREDIT SUISSE FIRST ("CSFB"), as administrative agent (together with any successor(s) thereto in such capacity, the "ADMINISTRATIVE AGENT") for each of the Secured Parties.

                              W I T N E S S E T H :

         WHEREAS, pursuant to a Senior Secured Credit Agreement, dated as of February 23, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among THE TITAN CORPORATION, a Delaware corporation (the "BORROWER"), the various financial institutions as are or may become parties thereto (the "LENDERS"), the Administrative Agent and First Union Securities, Inc., as Syndication Agent, and The Bank of Nova Scotia, as Documentation Agent, the Lenders and the Issuers have extended Commitments to make Credit Extensions to the Borrower;

         WHEREAS, as a condition precedent to the making of the Credit Extensions (including the initial Credit Extension) under the Credit Agreement, each Grantor is required to execute and deliver this Security Agreement;

         WHEREAS, each Grantor is a Subsidiary of the Borrower;

         WHEREAS, each Grantor has duly authorized the execution, delivery and performance of this Security Agreement; and

         WHEREAS, it is in the best interests of each Grantor to execute this Security Agreement inasmuch as such Grantor will derive substantial direct and indirect benefits from the Credit Extensions made from time to time to the Borrower by the Lenders and the Issuers pursuant to the Credit Agreement;

         NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, and in order to induce the Lenders and the Issuers to make Credit Extensions (including the initial Credit Extension) to the Borrower pursuant to the Credit

Agreement, each Grantor jointly and severally agrees, for the benefit of each Secured Party, as follows:

                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.1. CERTAIN TERMS. The following terms (whether or not underscored) when used in this Security Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

         "ADMINISTRATIVE AGENT" is defined in the PREAMBLE.

         "BORROWER" is defined in the FIRST RECITAL.

         "CHATTEL PAPER" has the meaning provided in the U.C.C.

         "COLLATERAL" is defined in SECTION 2.1.

         "COLLATERAL ACCOUNT" is defined in CLAUSE (b) of SECTION 4.1.2(b).

         "CONTRACTS" means all agreements between any Grantor and one or more additional parties.

         "CONTRACT RIGHTS" means all rights of any Grantor (including, without limitation, all rights to payment) under each Contract.

         "COMPUTER HARDWARE AND SOFTWARE COLLATERAL" means:

                  (a) all computer and other electronic data processing hardware, integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and all peripheral devices and other related computer hardware;

                  (b) all software programs (including both source code, object code and all related applications and data files), whether now owned, licensed or leased or hereafter acquired by any Grantor, designed for use on the computers and electronic data processing hardware described in CLAUSE (a) above;

                  (c)  all firmware associated therewith;

                  (d) all documentation (including flow charts, logic diagrams, manuals, guides and specifications) with respect to such hardware, software and firmware described in the preceding CLAUSES (a) through
         (c); and

                  (e) all rights with respect to all of the foregoing, including any and all copyrights, licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, additions or model conversions of any of the foregoing.

         "COPYRIGHT COLLATERAL" means all copyrights (including all copyrights for semi-conductor chip product mask works) of each Grantor, whether statutory or common law, registered or unregistered, now or hereafter in force throughout the world including all of such Grantor's right, title and interest in and to all copyrights registered in the United States Copyright Office or anywhere else in the world and also including the copyrights referred to in ITEM A of SCHEDULE IV attached hereto, and all applications for registration thereof, whether pending or in preparation, all copyright licenses, including each copyright license referred to in ITEM B of SCHEDULE IV attached hereto, the right to sue for past, present and future infringements of any thereof, all rights corresponding thereto throughout the world, all extensions and renewals of any thereof and all proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and proceeds of suit.

         "CREDIT AGREEMENT" is defined in the FIRST RECITAL.

         "DEPOSIT ACCOUNTS" has the meaning provided in the U.C.C. and, in any event, includes, without limitation, any demand, time, savings, passbook or like account maintained with a depositary institution, including those Deposit Accounts set forth in ITEM G of SCHEDULE I hereto.

         "DOCUMENTS" has the meaning provided in the U.C.C.

         "EQUIPMENT" has the meaning provided in the U.C.C. and, in any event, includes, without limitation, all equipment in all of its forms of the Grantors, wherever located, including all parts thereof and all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor and all accessories related thereto.

         "GENERAL INTANGIBLES" has the meaning provided in the U.C.C. and, in any event, includes, without limitation, with respect to the Grantors, all contracts, agreements, instruments and indentures in any form, and portions thereof, to which any Grantor is a party or under which any Grantor has any right, title or interest or to which any Grantor or any property of any Grantor is subject, as the same may from time to time be amended, supplemented or otherwise modified, including, without limitation, (i) all rights of any Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of any Grantor to damages arising thereunder and
(iii) all rights of any Grantor to perform and to exercise all remedies thereunder.

         "GOODS" has the meaning provided in the U.C.C.

         "GRANTOR" and "GRANTORS" are defined in the PREAMBLE.

         "INSTRUMENT" has the meaning provided in the U.C.C.

         "INTELLECTUAL PROPERTY COLLATERAL" means, collectively, the Computer Hardware and Software Collateral, the Copyright Collateral, the Patent Collateral, the Trademark Collateral and the Trade Secrets Collateral.

         "INTEREST RATE HEDGING AGREEMENTS" means interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and all other agreements or arrangements designed to protect the Grantors against fluctuations in interest rates, entered into between any Grantor and a Lender or an Affiliate of a Lender, for the purpose of hedging interest rate risk with respect to the Obligations.

         "INTEREST RATE HEDGING OBLIGATIONS" means all liabilities of the Grantors under Interest Rate Hedging Agreements.

         "INVENTORY" has the meaning provided in the U.C.C. and, in any event, includes, without limitation, all inventory in all of its forms of the Grantors, wherever located, including

                           (i) all raw materials and work in process therefor,
                  finished goods thereof, and materials used or consumed in the manufacture or production thereof,

                           (ii) all goods in which any Grantor has an interest
                  in mass or a joint or other interest or right of any kind (including goods in which such Grantor has an interest or right as consignee), and

                           (iii) all goods which are returned to or repossessed
                  by any Grantor, and all accessions thereto, products thereof and documents therefor.

         "INVESTMENT PROPERTY" has the meaning provided in the U.C.C.

         "LENDERS" is defined in the FIRST RECITAL.

         "PATENT COLLATERAL" means:

                  (a) all letters patent and applications for letters patent throughout the world, including all patent applications in preparation for filing anywhere in the world and including each patent and patent application referred to in ITEM A of SCHEDULE II attached hereto;

                  (b) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in CLAUSE (a);

                  (c) all patent licenses, including each patent license referred to in ITEM B of SCHEDULE II attached hereto; and

                  (d) all proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application, including any patent or patent application referred to in ITEM A of SCHEDULE II attached hereto, and for breach or enforcement of any patent license, including any patent license referred to in ITEM B of SCHEDULE II attached hereto, and all rights corresponding thereto throughout the world.

         "RECEIVABLES" means "accounts" (as such term is defined in the U.C.C.), including but not limited to rights to payments for goods sold or leased or services rendered, whether now existing or hereafter arising, including, without limitation, rights evidenced by an account, note, contract, security agreement, chattel paper, or other evidence of indebtedness or security, together with (a) all security pledged, assigned, hypothecated or granted to or held by any Grantor to secure the foregoing, (b) all of any Grantor's right, title and interest in and to any goods, the sale of which gave rise thereto, (c) all guarantees, endorsements and indemnifications on, or of, any of the foregoing,
(d) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection therewith, (e) all books, records, ledger cards, and invoices relating thereto, (f) all evidences of the filing of financing statements and other statements and the registration of other instruments in connection therewith and amendments thereto, notices to other creditors or secured parties, and certificates from filing or other registration officers, (g) all credit information, reports and memoranda relating thereto and
(h) all other writings related in any way to the foregoing.

         "RELATED CONTRACTS" is defined in CLAUSE (c) of SECTION 2.1.

         "SECURED OBLIGATIONS" is defined in SECTION 2.2.

         "SECURITIES ACCOUNT" has the meaning provided in the U.C.C., including without limitation those Securities Accounts listed in ITEM H of SCHEDULE I hereto.

         "SECURITY AGREEMENT" is defined in the PREAMBLE.

         "TERMINATION DATE" means the date on which all Obligations have indefeasibly been paid in full in cash, all Commitments have been fully terminated and the Letter of Credit has been canceled or otherwise terminated.

         "TRADEMARK COLLATERAL" means:

                  (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos, other source of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature (all of the foregoing items in this CLAUSE (a) being collectively called a "TRADEMARK"), now existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any foreign country, including those referred to in ITEM A of SCHEDULE III attached hereto;

                  (b) all Trademark licenses, including each Trademark license referred to in ITEM B of SCHEDULE III attached hereto;

                  (c) all reissues, extensions or renewals of any of the items described in CLAUSES (a) and (b);

                  (d) all of the goodwill of the business connected with the use of, and symbolized by the items described in, CLAUSES (a) and (b); and

                  (e) all proceeds of, and rights associated with, the foregoing, including any claim by any Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, including any Trademark, Trademark registration or Trademark license referred to in ITEM A and ITEM B of SCHEDULE III attached hereto, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license.

         "TRADE SECRETS COLLATERAL" means all common law and statutory trade secrets and all other confidential or proprietary or useful information and all know-how obtained by or used in or contemplated at any time for use in the business of any Grantor (all of the foregoing being collectively called a "TRADE SECRET"), whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating or referring in any way to such Trade Secret, all Trade Secret licenses, including each Trade Secret license referred to in SCHEDULE V attached hereto, and including the right to sue for and to enjoin and to collect damages for the actual or threatened misappropriation of any Trade Secret and for the breach or enforcement of any such Trade Secret license.

         "U.C.C." means the Uniform Commercial Code, as in effect from time to time in the State of New York.

         SECTION 1.2. CREDIT AGREEMENT DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Security Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

         SECTION 1.3. U.C.C. DEFINITIONS. Unless otherwise defined herein or in the Credit Agreement or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Security Agreement, including its preamble and recitals, with such meanings.

                                   ARTICLE II

                                SECURITY INTEREST

         SECTION 2.1. GRANT OF SECURITY. Each Grantor hereby assigns and pledges to the Administrative Agent for its benefit and the ratable benefit of each of the Secured Parties, and hereby grants to the Administrative Agent for the ratable benefit of each of the Secured Parties, to secure the Secured Obligations, a security interest in all of the following, whether now or hereafter existing or acquired by such Grantor (the "COLLATERAL"):

                  (a) the Collateral Account;

                  (b) all Computer Hardware and Software Collateral;

                  (c) all Contracts, together with any Contract Rights arising thereunder;

                  (d) all Deposit Accounts;

                  (e) all Equipment;

                  (f) all Intellectual Property Collateral;

                  (g) all Inventory;

                  (h) all Investment Property;

                  (i) all Receivables;

                  (j) all Securities Accounts;

                  (k) all other Goods, Chattel Paper, Documents, Instruments, and General Intangibles of such Grantor;

                  (l) all books, records, writings, data bases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing in this SECTION 2.1;

                  (m) all of such Grantor's other property and rights of every kind and description and interests therein; and

                  (n) all products, offspring, rents, issues, profits, returns, income and proceeds of and from any and all of the foregoing Collateral (including proceeds which constitute property of the types described in CLAUSES (a), (b), (c), (d), (e), (f), (g), (h) and (i) and, to the extent not otherwise included, all payments under insurance which such Grantor is entitled to receive (whether or not the Administrative Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral).

Notwithstanding anything herein to the contrary, in no event shall the Collateral include, and no Grantor shall be deemed to have granted a security interest in, any of such Grantor's rights or interests in any license, contract or agreement to which such Grantor is a party or any of its rights or interests thereunder to the extent, but only to the extent, that such a grant would, under the express terms of such license, contract or agreement or otherwise, result in a breach of the terms of, or constitute a default under such license, contract or agreement (other than to the extent that any such term would be rendered ineffective pursuant to Section 9-318(4) of the Uniform Commercial Code of any relevant jurisdiction or any other applicable law (including the Bankruptcy
Code) or principles of equity); PROVIDED, that immediately upon the ineffectiveness, waiver, lapse or termination of any such provision, the Collateral shall include, and such Grantor shall have granted a security interest in, all such rights and interests as if such provision had never been in effect.

         SECTION 2.2. SECURITY FOR OBLIGATIONS. This Security Agreement secures the payment of (i) all Obligations of the Borrower now or hereafter existing under the Credit Agreement, each other Loan Document to which the Borrower is or may become a party, and each Interest Rate Hedging Agreement, whether for principal, interest, costs, fees, expenses, Interest Rate Hedging Obligations or otherwise, and (ii) all obligations of each Grantor and each other Obligor now or hereafter existing under this Security Agreement and each other Loan Document to which such Grantor or such other Obligor is or may become a party, and each Interest Rate Hedging Agreement, with all such obligations of the Borrower and such Grantor and such other Obligor being collectively referred to as the "SECURED OBLIGATIONS".

         SECTION 2.3. CONTINUING SECURITY INTEREST; TRANSFER OF NOTES. This Security Agreement shall create a continuing security interest in the Collateral and shall

                  (a) remain in full force and effect until the Termination
         Date;

                  (b) be binding upon each Grantor and its successors, transferees and assigns; and

                  (c) inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent and each other Secured Party.

Without limiting the generality of the foregoing CLAUSE (c), any Lender may assign or otherwise transfer (in whole or in part) any Note or Credit Extension held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all the rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Security Agreement) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of Section 11.11 and Article X of the Credit Agreement. Upon (i) the sale, transfer or other disposition of Collateral in accordance with the Credit Agreement, (ii) the issuance of shares in connection with the initial public offering of Cayenta pursuant to the terms of the applicable underwriting agreement and the delivery of a certificate to the Administrative Agent stating that no Default has occurred and is continuing or would result from the initial public offering or (iii) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (x) such Collateral (in the case of clause (i)), (y) any Collateral owned by any member of the Cayenta Group (in the case of clause
(ii)) or (z) all Collateral (in the case of clause (iii)), and at such time the Administrative Agent will, at each Grantor's sole expense, execute and deliver to the applicable Grantor (without any representations, warranties or recourse to either Administrative Agent), such documents as such Grantor shall reasonably request to evidence such termination.

         SECTION 2.4. GRANTOR REMAINS LIABLE. Anything herein to the contrary notwithstanding

                  (a) each Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein, and shall perform all of its duties and obligations under such contracts and agreements to the same extent as if this Security Agreement had not been executed;

                  (b) the exercise by the Administrative Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under any such contracts or agreements included in the Collateral; and

                  (c) neither Administrative Agent nor any other Secured Party shall have any obligation or liability under any such contracts or agreements included in the Collateral by reason of this Security Agreement, nor shall the Administrative Agent or any other Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

         SECTION 2.5. SECURITY INTEREST ABSOLUTE. All rights of the Administrative Agent and the security interests granted to the Administrative Agent hereunder, and all obligations of each Grantor hereunder, shall be absolute and unconditional, irrespective of

         (a) any lack of validity or enforceability of the Credit Agreement or any other Loan Document;

         (b) the failure of any Secured Party

                  (i) to assert any claim or demand or to enforce any right or remedy against any Obligor or any other Person under the provisions of the Credit Agreement, any other Loan Document or otherwise, or

                  (ii) to exercise any right or remedy against any other guarantor of, or collateral securing, any Secured Obligations;

         (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other extension, compromise or renewal of any Secured Obligation;

         (d) any reduction, limitation, impairment or termination of any Secured Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Grantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Secured Obligations or otherwise;

         (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Credit Agreement or any other Loan Document;

         (f) any addition, exchange, release, surrender or non-perfection of any collateral (including the Collateral), or any amendment to or waiver or release of or addition to or consent to departure from any guaranty, for any of the Secured Obligations; or

         (g) any other circumstances which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Obligor, any surety or any guarantor.

         SECTION 2.6. POSTPONEMENT OF SUBROGATION, ETC. Each Grantor agrees that it will not exercise any rights which it may acquire by way of rights of subrogation under this Security Agreement, by any payment made hereunder, whether by way of subrogation, reimbursement or otherwise, until following the Termination Date. Any amount paid to any Grantor on account of any such subrogation rights prior to the Termination Date shall be held in trust for the benefit of the Secured Parties and shall immediately be paid to the Administrative Agent for the benefit of the Secured Parties and credited and applied against the Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement; PROVIDED, HOWEVER, that if

                  (a) any Grantor has made payment to the Secured Parties of all or any part of the Obligations; and

                  (b) the Termination Date has occurred;

then each Secured Party agrees that, at such Grantor's request, the Administrative Agent, on behalf of the Secured Parties, will execute and deliver to such Grantor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to such Grantor of an interest in the Obligations resulting from such payment by such Grantor. In furtherance of the foregoing, at all times prior to the Termination Date, each Grantor shall refrain from taking any action or commencing any proceeding against any Borrower or any other Obligor (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in the respect of payments made under this Security Agreement to any Secured Party. Notwithstanding the foregoing, to the extent necessary to toll the statute of limitations, such Grantor may take such action required to preserve any rights it has by way of rights of subrogation as consented to by the Administrative Agent in its reasonable discretion.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         SECTION 3.1. REPRESENTATIONS AND WARRANTIES. Each Grantor represents and warrants to each Secured Party (a) as to all matters contained in Article VI of the Credit Agreement insofar as the representations and warranties contained therein are applicable to such Grantor and its properties, each such representation and warranty set forth in such Article (insofar as applicable as aforesaid) and all other terms of the Credit Agreement to which reference is made therein, together with all related definitions and ancillary provisions, being hereby incorporated into this Security Agreement by reference as though specifically set forth in this Section and (b) insofar as the representations and warranties contained herein are applicable to such Grantor and its properties, as set forth in this Article.

         SECTION 3.1.1. LOCATION OF COLLATERAL, ETC. All of the Equipment and Inventory of such Grantor is located at the places specified in ITEM A and ITEM B, respectively, of SCHEDULE I hereto. None of the Equipment and Inventory has, within the four months preceding the date of this Security Agreement, been located at any place other than the places specified in ITEM A and ITEM B, respectively, of SCHEDULE I hereto except as set forth in a footnote thereto. The place(s) of business and chief executive office of such Grantor and the office(s) where such Grantor keeps its records concerning the Receivables, and all originals of all Chattel Paper which evidence Receivables, are located at the address set forth in ITEM D of SCHEDULE I hereto. Such Grantor has no trade names other than those set forth in ITEM E of SCHEDULE I hereto. During the four months preceding the date hereof, such Grantor has not been known by any legal name different from the one set forth on the signature page hereto, nor has such Grantor been the subject of any merger or other corporate reorganization, except as set forth in ITEM F of SCHEDULE I hereto. If the Collateral includes any Inventory located in the State of California, such Grantor is not a "retail merchant" within the meaning of Section 9102 of the Uniform Commercial Code - Secured Transactions of the State of California. All Receivables evidenced by a promissory note or other Instrument, negotiable Document or Chattel Paper have been duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Administrative Agent and delivered and pledged to the Administrative Agent pursuant to SECTION 4.1.7

         SECTION 3.1.2. OWNERSHIP, NO LIENS, ETC. Such Grantor owns its Collateral free and clear of any Lien, security interest, charge or encumbrance except for the security interest created by this Security Agreement and except as permitted by the Credit Agreement. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Administrative Agent relating to this Security Agreement or as have been filed in connection with Liens permitted pursuant to Section 7.2.3 of the Credit Agreement.

         SECTION 3.1.3. POSSESSION AND CONTROL. Such Grantor has exclusive possession and control of its Equipment and Inventory.

         SECTION 3.1.4. NEGOTIABLE DOCUMENTS, INSTRUMENTS AND CHATTEL PAPER. Such Grantor has, contemporaneously herewith, delivered to the Administrative Agent possession of all originals of all negotiable Documents, Instruments and Chattel Paper currently owned or held by such Grantor (duly endorsed in blank, if requested by the Administrative Agent).

         SECTION 3.1.5. INTELLECTUAL PROPERTY COLLATERAL. With respect to any Intellectual Property Collateral the loss, impairment or infringement of which might have a Material Adverse Effect:

                  (a) such Intellectual Property Collateral is subsisting and has not been adjudged invalid or unenforceable, in whole or in part;

                  (b) such Intellectual Property Collateral is valid and enforceable;

                  (c) such Grantor has made all necessary filings and recordations to protect its interest in such Intellectual Property Collateral, including recordations of all of its interests in the Patent Collateral and Trademark Collateral in the United States Patent and Trademark Office and in corresponding offices throughout the world and its claims to the Copyright Collateral in the United States Copyright Office and in corresponding offices throughout the world;

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

                  (d) other than as previously disclosed to the Administrative Agent, such Grantor is the exclusive owner of the entire and unencumbered right, title and interest in and to such Intellectual Property Collateral and no claim has been made that the use of such Intellectual Property Collateral does or may violate the asserted rights of any third party; and

                  (e) such Grantor has performed and will continue to perform all acts and has paid and will continue to pay all required fees and taxes to maintain each and every item of Intellectual Property Collateral in full force and effect throughout the world, as applicable, unless such Grantor (i) has reasonably and in good faith determined that any of the Intellectual Property Collateral is of negligible economic value to such Grantor, or (i) has a valid business purpose to do otherwise.

Such Grantor owns directly or is entitled to use by license or otherwise, all patents, Trademarks, Trade Secrets, copyrights, mask works, licenses, technology, know-how, processes and rights with respect to any of the foregoing used in, necessary for or of importance to the conduct of such Grantor's business.

         SECTION 3.1.6. VALIDITY, PRIORITY, ETC. Assuming the proper filing of one or more financing statements identifying the Collateral with the proper local, state and/or federal authorities, the security interests in the Collateral granted to the Administrative Agent hereunder constitute valid and continuing first priority perfected security interests in the Collateral, securing payment of the Secured Obligations, to the extent such security interests may be perfected by the filing of financing statements (except to the extent that any Lien permitted under the Credit Agreement is prior to the liens granted to the Administrative Agent hereunder).

         SECTION 3.1.7. AUTHORIZATION, APPROVAL, ETC. Except as have been obtained or made and are in full force and effect, no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either

                  (a) for the grant by such Grantor of the security interest granted hereby or for the execution, delivery and performance of this Security Agreement by such Grantor; or

                  (b) for the perfection of or the exercise by the Administrative Agent of its rights and remedies hereunder.

         SECTION 3.1.8. COMPLIANCE WITH LAWS. Such Grantor is in compliance with the requirements of all applicable laws (including the provisions of the Fair Labor Standards Act), rules, regulations and orders of every governmental authority, the non-compliance with which might have a Material Adverse Effect or which might materially adversely affect the value of the Collateral or the worth of the Collateral as collateral security.

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                                   ARTICLE IV

                                    COVENANTS

         SECTION 4.1. CERTAIN COVENANTS. Each Grantor covenants and agrees that, so long as any portion of the Secured Obligations shall remain unpaid, any Letters of Credit shall be outstanding or any Lender or Issuer shall have any outstanding Commitment, such Grantor will, unless the Required Lenders shall otherwise consent in writing, perform, comply with and be bound by (a) all of the agreements, covenants and obligations contained in Article VII of the Credit Agreement which are applicable to such Grantor or its properties, each such agreement, covenant and obligation contained in such Article and all other terms of the Credit Agreement to which reference is made herein, together with all related definitions and ancillary provisions, being hereby incorporated into this Security Agreement by reference as though specifically set forth in this Section and (b) the obligations set forth in this Article.

         SECTION 4.1.1. AS TO EQUIPMENT AND INVENTORY. Such Grantor hereby agrees that it shall

                  (a) keep all the Equipment and Inventory (other than Inventory sold in the ordinary course of business, or except as otherwise provided in the Credit Agreement or any of the other Loan Documents) at the places therefor specified in SECTION 3.1.1 or, upon 30 days' prior written notice to the Administrative Agent, at such other places in a jurisdiction where all representations and warranties set forth in
         ARTICLE III shall be true and correct, and all action required pursuant to the FIRST SENTENCE of SECTION 4.1.7 shall have been taken with respect to the Equipment and Inventory (collectively, "SPECIFIED LOCATIONS"); PROVIDED, HOWEVER, that such Grantor may move and/or maintain certain items of Equipment at locations other than at Specified Locations, so long as the value of Collateral of this type of such Grantor and each other Grantor and similar Collateral (as defined in the Borrower Security Agreement) of the Borrower shall not exceed $2,000,000 at any time;

                  (b) cause the Equipment to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and in accordance with any manufacturer's manual or good business practice; and forthwith, or in the case of any loss or damage to any of the Equipment, as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements, and other improvements in connection therewith which are necessary or desirable to such end; and promptly furnish to the Administrative Agent a statement respecting any material loss or damage to any of the Equipment; and

                  (c) pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Equipment and Inventory, except to the extent the validity thereof is being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside.

         SECTION 4.1.2.  AS TO RECEIVABLES AND RELATED CONTRACTS.

                  (a) Such Grantor shall keep its place(s) of business and chief executive office and the office(s) where it keeps its records concerning the Receivables, and all originals of all Chattel Paper which evidences Receivables, located at the address(es) set forth in ITEM D of SCHEDULE I hereto, or, upon 30 days' prior written notice to the Administrative Agent, at such other locations in a jurisdiction where all actions required by the first sentence of SECTION 4.1.7 shall have been taken with respect to the Receivables; not change its name except upon 30 days' prior written notice to the Administrative Agent; hold and preserve such records and Chattel Paper; and permit representatives of the Administrative Agent at any time during normal business hours to inspect (upon reasonable prior written notice so long as no Event of Default shall have occurred and be continuing) and make abstracts from such records and Chattel Paper. In addition, the Grantor shall give the Administrative Agent a supplement to SCHEDULE I hereto on each date a Compliance Certificate is required to be delivered to the Administrative Agent under the Credit Agreement, which shall set forth any changes to the information set forth in SECTION 3.1.1.

                  (b) Upon written notice by the Administrative Agent to such Grantor pursuant to this clause, all proceeds of Collateral received by such Grantor shall be delivered in kind to the Administrative Agent for deposit to a deposit account (the "COLLATERAL ACCOUNT") of such Grantor maintained with the Administrative Agent, and such Grantor shall not commingle any such proceeds, and shall hold separate and apart from all other property, all such proceeds in express trust for the benefit of the Administrative Agent until delivery thereof is made to the Administrative Agent. The Administrative Agent will not give the notice referred to in the preceding sentence unless there shall have occurred and be continuing a Default of the nature set forth in Section 9.1(i) of the Credit Agreement or an Event of Default.

                  (c) The Administrative Agent shall have the right to apply any amount in the Collateral Account to the payment of any Secured Obligations which are due and payable or payable upon demand, or to the payment of any Secured Obligations at any time that an Event of Default shall exist.

                  (d) Such Grantor shall not enter into any government contract which prohibits assignment ot the Administrative Agent of any payments due or to become due thereunder or under any other government contract, other than contracts for which the government has determined that a prohibition on assignment of claims is in the government's interest.

                  (e) Such Grantor shall not cause the aggregate value of Receivables or Contracts or Contract Rights and the value of similar Receivables and Contracts (as defined in the Borrower Security Agreement) as to which a Lien in favor of the Administrative Agent cannot be granted hereunder pursuant to the final paragraph of SECTION
         2.1 (including Liens granted by other Grantors), or pursuant to the Borrower Security Agreement to exceed $5,000,000 at any time.

         SECTION 4.1.3.  AS TO COLLATERAL.

                  (a) Until the occurrence and continuance of a Default of the nature set forth in Section 9.1(i) of the Credit Agreement or an Event of Default, and such time as the Administrative Agent shall notify such Grantor of the revocation of such power and authority such Grantor (i) may in the ordinary course of its business (except as otherwise permitted under the Credit Agreement), at its own expense, sell, lease or furnish under the contracts of service any of the Inventory normally held by such Grantor for such purpose, and use and consume, in the ordinary course of its business (except as otherwise permitted under the Credit Agreement), any raw materials, work in process or materials normally held by such Grantor for such purpose, (ii) will, at its own expense, endeavor to collect, as and when due, all amounts due with respect to any of the Collateral, including the taking of such action with respect to such collection as the Administrative Agent may reasonably request following the occurrence of a Default of the nature set forth in Section 9.1(i) of the Credit Agreement or an Event of Default or, in the absence of such request, as such Grantor may deem advisable, and (iii) may grant, in the ordinary course of business (except as otherwise permitted under the Credit Agreement), to any party obligated on any of the Collateral, any rebate, refund or allowance to which such party may be lawfully entitled, and may accept, in connection therewith, the return of goods, the sale or lease of which shall have given rise to such Collateral. The Administrative Agent, however, may, at any time following a Default of the nature set forth in Section 9.1(i) of the Credit Agreement or an Event of Default, whether before or after any revocation of such power and authority or the maturity of any of the Secured Obligations, notify any parties obligated on any of the Collateral to make payment to the Administrative Agent of any amounts due or to become due thereunder and enforce collection of any of the Collateral by suit or otherwise and surrender, release, or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby. Upon request of the Administrative Agent following a Default of the nature set forth in Section 9.1(i) of the Credit Agreement or an Event of Default, such Grantor will, at its own expense, notify any parties obligated on any of the Collateral to make payment to the Administrative Agent of any amounts due or to become due thereunder.

                  (b) The Administrative Agent is authorized to endorse, in the name of such Grantor, any item, howsoever received by the Administrative Agent, representing any payment on or other proceeds of any of the Collateral.

         SECTION 4.1.4. AS TO INTELLECTUAL PROPERTY COLLATERAL. Each Grantor covenants and agrees to comply with the following provisions as such provisions relate to any Intellectual Property Collateral of such Grantor that:

                  (a) Such Grantor shall not do any act, or omit to do any act, whereby any of the Patent Collateral may lapse or become abandoned or dedicated to the public or unenforceable, unless such Grantor shall either (i) reasonably and in good faith determine that any of the Patent Collateral is of negligible economic value to such Grantor, or
         (ii) have a valid business purpose to do otherwise,.

                  (b) Such Grantor shall not, and such Grantor shall not permit any of its licensees to:

                           (i) fail to continue to use any of the Trademark
                  Collateral in order to maintain all of the Trademark Collateral in full force free from any claim of abandonment for non-use,

                           (ii) fail to maintain as in the past the quality of
                  products and services offered under all of the Trademark Collateral,

                           (iii) fail to employ all of the Trademark Collateral
                  registered with any Federal or state or foreign authority with an appropriate notice of such registration,

                           (iv) adopt or use any other Trademark which is
                  confusingly similar or a colorable imitation of any of the Trademark Collateral,

                           (v) use any of the Trademark Collateral registered
                  with any Federal or state or foreign authority except for the uses for which registration or application for registration of all of the Trademark Collateral has been made, and

                           (vi) do or permit any act or knowingly omit to do any
                  act whereby any of the Trademark Collateral may lapse or become invalid or unenforceable,

         unless such Grantor shall either (i) reasonably and in good faith determine that any of the Trademark Collateral is of negligible economic value to such Grantor, or (ii) have a valid business purpose to do otherwise,

                  (c) Such Grantor shall not do or permit any act or knowingly omit to do any act whereby any of the Copyright Collateral or any of the Trade Secrets Collateral may lapse or become invalid or unenforceable or placed in the public domain except upon expiration of the end of an unrenewable term of a registration thereof, unless such Grantor shall either (i) reasonably and in good faith determine that any of the Copyright Collateral or any of the Trade Secrets Collateral is of negligible economic value to such Grantor, or (ii) have a valid business purpose to do otherwise.

                  (d) Such Grantor shall notify the Administrative Agent immediately if it knows, or has reason to know, that any application or registration relating to any material item of the Intellectual Property Collateral may become abandoned or dedicated to the public or placed in the public domain or invalid or unenforceable, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any foreign counterpart thereof or any court) regarding such Grantor's ownership of any of the Intellectual Property Collateral, its right to register the same or to keep and maintain and enforce the same.

                  (e) In no event shall such Grantor or any of its agents, employees, designees or licensees file an application for the registration of any Intellectual Property Collateral with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, unless it promptly upon such filing informs the Administrative Agent, and upon request of the Administrative Agent, executes and delivers any and all agreements, instruments, documents and papers as the Administrative Agent may reasonably request to evidence the Administrative Agent's security interest in such Intellectual Property Collateral and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.

                  (f) Such Grantor shall take all necessary steps, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue any application (and to obtain the relevant registration) filed with respect to, and to maintain any registration of, the Intellectual Property Collateral, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and the payment of fees and taxes (except to the extent that dedication, abandonment or invalidation is permitted under the foregoing CLAUSES (a), (b) and
         (c)).

                  (g) Such Grantor shall, contemporaneously herewith, execute and deliver to the Administrative Agent a Patent Security Agreement, a Trademark Security Agreement and a Copyright Security Agreement in the forms of EXHIBIT A, EXHIBIT B and EXHIBIT C hereto, respectively, and shall execute and deliver to the Administrative Agent any other document required to acknowledge or register or perfect the Administrative Agent's interest in any part of the Intellectual Property Collateral.

         SECTION 4.1.5. INSURANCE. Such Grantor will maintain or cause to be maintained with responsible insurance companies insurance with respect to its business and properties (including the Equipment and Inventory) against such casualties and contingencies and of such types and in such amounts as is required pursuant to the Credit Agreement and will, upon the request of the Administrative Agent, furnish a certificate of a reputable insurance broker setting forth the nature and extent of all insurance maintained by such Grantor in accordance with this Section. Without limiting the foregoing, such Grantor further agrees as follows:

                  (a) Each policy for property insurance shall show the Administrative Agent as loss payee.

                  (b) Each policy for liability insurance shall show the Administrative Agent as an additional insured.

                  (c) Each insurance policy shall provide that at least 30 days' prior written notice of cancellation or of lapse shall be given to the Administrative Agent by the insured (or at least 10 days' prior written notice of cancellation shall be given with respect to failure to pay the premium).

                  (d) Such Grantor shall, if so requested by the Administrative Agent, deliver to the Administrative Agent a copy of each insurance policy.

         SECTION 4.1.6.  TRANSFERS AND OTHER LIENS.  Such Grantor shall not:

                  (a) sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, except as permitted by the Credit Agreement; or

                  (b) create or suffer to exist any Lien or other charge or encumbrance upon or with respect to any of the Collateral to secure Indebtedness of any Person or entity, except for the security interest created by this Security Agreement and except as permitted by the Credit Agreement.

         SECTION 4.1.7. FURTHER ASSURANCES, ETC. Such Grantor agrees that, from time to time at its own expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable (provided that it is reasonable), or that the Administrative Agent may reasonably request, in order to perfect, preserve and protect any security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, such Grantor will

                  (a) mark conspicuously each Document (evidencing title) included in the Inventory, each Chattel Paper included in the Receivables and each Related Contract and, at the request of the Administrative Agent, and upon the occurrence and during the continuance of an Event of Default, each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to the Administrative Agent, indicating that such Document, Chattel Paper, Related Contract or Collateral is subject to the security interest granted hereby;

                  (b) if any Receivable shall be evidenced by a promissory note or other Instrument, negotiable Document or Chattel Paper, deliver and pledge to the Administrative Agent hereunder such promissory note, Instrument, negotiable Document or Chattel Paper duly endorsed and accompanied by duly executed Instruments of transfer or assignment, all in form and substance satisfactory to the Administrative Agent;

                  (c) execute and file such financing or continuation statements, or amendments thereto, and such other Instruments or notices as may be necessary or desirable (provided that it is reasonable), or as the Administrative Agent may reasonably request, in order to perfect and preserve the security interests and other rights granted or purported to be granted to the Administrative Agent hereby;

                  (d) promptly execute and file any notice or other required form under or pursuant to the federal assignment of claims statute, 31 U.S.C. Section 3726, any successor or amended version thereof or any regulation promulgated under or pursuant to any version thereof, as the Administrative Agent may reasonably request; and

                  (e) furnish to the Administrative Agent, from time to time at the Administrative Agent's request, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail.

With respect to the foregoing and the grant of the security interest hereunder, such Grantor hereby authorizes the Administrative Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of such Grantor where permitted by law. A carbon, photographic or other reproduction of this Security Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

                                    ARTICLE V

                                    THE AGENT

         SECTION 5.1. ADMINISTRATIVE AGENT APPOINTED ATTORNEY-IN-FACT. Each Grantor hereby irrevocably appoints the Administrative Agent such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Administrative Agent's discretion, following the occurrence and continuation of a Default of the nature set forth in Section 9.1(i) of the Credit Agreement or an Event of Default, to take any action and to execute any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Security Agreement, including:

                  (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

                  (b) to receive, endorse, and collect any drafts or other Instruments, Documents and Chattel Paper, in connection with CLAUSE (a) above;

                  (c) to file any claims or take any action or institute any proceedings which the Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Administrative Agent with respect to any of the Collateral; and

                  (d) to perform the affirmative obligations of such Grantor hereunder (including all obligations of such Grantor pursuant to SECTION 4.1.7).

Such Grantor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

         SECTION 5.2. ADMINISTRATIVE AGENT MAY PERFORM. If any Grantor fails to perform any agreement contained herein, the Administrative Agent may itself perform, or cause performance of, such agreement, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by such Grantor pursuant to SECTION 6.2.

         SECTION 5.3. ADMINISTRATIVE AGENT HAS NO DUTY. In addition to, and not in limitation of, SECTION 2.4, the powers conferred on the Administrative Agent hereunder are solely to protect its interest (on behalf of the Secured Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

         SECTION 5.4. REASONABLE CARE. Other than the exercise of reasonable care in the custody and preservation of the Collateral, the Administrative Agent shall have no duty with respect thereto. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Administrative Agent accords its own property. The Administrative Agent shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any agent or bailee selected by the Administrative Agent in good faith.

                                   ARTICLE VI

                                    REMEDIES

         SECTION 6.1. CERTAIN REMEDIES. If any Event of Default shall have occurred and be continuing:

                  (a) The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C. (whether or not the U.C.C. applies to the affected Collateral) and also may

                           (i) require each Grantor to, and such Grantor hereby
                  agrees that it will, at its expense and upon request of the Administrative Agent forthwith, assemble all or part of the Collateral as directed by the Administrative Agent and make it available to the Administrative Agent at a place to be designated by the Administrative Agent which is reasonably convenient to both parties, and

                           (ii) without notice except as specified below, sell
                  the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' prior notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                           (iii) withdraw all monies, securities and Instruments
                  in the Collateral Account for application to the Obligations, and

                           (iv) license or sublicense, whether on an exclusive
                  or nonexclusive basis, any Trademark Collateral, Patent Collateral or Copyright Collateral included in the Intellectual Property Collateral for such term and on such conditions and in such manner as the Administrative Agent shall in its sole judgment determine (taking into account such provisions as may be necessary to protect and preserve the validity or enforceability of such Trademark Collateral, Patent Collateral or Copyright Collateral).

                  (b) All cash proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Administrative Agent, be held by the Administrative Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Administrative Agent pursuant to SECTION 6.2) in whole or in part by the Administrative Agent for the ratable benefit of the Secured Parties against, all or any part of the Secured Obligations in such order as the Administrative Agent shall elect. Any surplus of such cash or cash proceeds held by the Administrative Agent and remaining after payment in full in cash of all the Secured Obligations shall be paid over to the applicable Grantor or to whomsoever may be lawfully entitled to receive such surplus.

         SECTION 6.2.  INDEMNITY AND EXPENSES.

                  (a) Each Grantor jointly and severally agrees to indemnify the Administrative Agent and the other Secured Parties from and against any and all claims, losses and liabilities arising out of or resulting from this Security Agreement (including enforcement of this Security Agreement), except claims, losses or liabilities resulting from the gross negligence or wilful misconduct of the Administrative Agent or the other Secured Parties.

                  (b) Each Grantor will upon demand pay to the Administrative Agent and the other Secured Parties the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Administrative Agent may incur in connection with

                           (i) the administration of this Security Agreement,

                           (ii) the custody, preservation, use or operation of,
                  or the sale of, collection from, or other realization upon, any of the Collateral, and

                           (iii) the exercise or enforcement of any of the
                  rights of the Administrative Agent or the Secured Parties hereunder, or (iv) the failure by any Grantor to perform or observe any of the provisions hereof.

The provisions of this SECTION 6.2 shall survive the Termination Date.

                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

         SECTION 7.1. LOAN DOCUMENT. This Security Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof including Article XI thereof.

         SECTION 7.2. AMENDMENTS; ETC. No amendment to or waiver of any provision of this Security Agreement nor consent to any departure by any Grantor here from, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (on behalf of the Lenders or the Required Lenders, as the case may be), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 7.3. NOTICES. All notices and other communications provided for hereunder shall be in writing (including facsimile communication) and, if to any Grantor, mailed or telecopied or delivered to it, addressed to it, care of the Borrower at the address for the Borrower specified in the Credit Agreement, if to either Administrative Agent, mailed or telecopied or delivered to it, addressed to it at the address of such Administrative Agent specified in the Credit Agreement. All such notices and other communications, when mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any such notice or communication, if transmitted by telecopier, shall be deemed given when transmitted and electronically confirmed.

         SECTION 7.4. ADDITIONAL SUBSIDIARY GRANTORS. Upon the execution and delivery by any other Person of an instrument in the form of Annex I hereto, such Person shall become a "Guarantor" hereunder with the same force and effect as if originally named as a "Guarantor" herein. The execution and delivery of any such instrument shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Guaranty.

         SECTION 7.5. CAPTIONS. Section captions used in this Security Agreement are for convenience of reference only, and shall not affect the construction of this Security Agreement.

         SECTION 7.6. SEVERABILITY. Wherever possible each provision of this Security Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Security Agreement.

         SECTION 7.7. COUNTERPARTS. This Security Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed an original and all of which shall constitute together but one and the same agreement.

         SECTION 7.8. GOVERNING LAW, ENTIRE AGREEMENT, ETC. THIS SECURITY AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), EXCEPT TO

THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. THIS SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

         SECTION 7.9. FORUM SELECTION AND CONSENT TO JURISDICTION. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE SECURED PARTIES OR ANY GRANTOR SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK LOCATED IN NEW YORK COUNTY IN THE STATE OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT EITHER THE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH GRANTOR HEREBY IRREVOCABLY APPOINTS CSC UNITED STATES CORPORATION COMPANY (THE "PROCESS AGENT"), WITH AN OFFICE ON THE DATE HEREOF AT 375 HUDSON STREET, NEW YORK, NEW YORK 10014, AS ITS AGENT TO RECEIVE, ON ITS BEHALF AND ON BEHALF OF ITS PROPERTY, SERVICE OF COPIES OF THE SUMMONS AND COMPLAINT AND ANY OTHER PROCESS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING. SUCH SERVICE MAY BE MADE BY MAILING OR DELIVERING A COPY OF SUCH PROCESS TO SUCH GRANTOR IN CARE OF THE PROCESS AGENT AT THE PROCESS AGENT'S ABOVE ADDRESS, AND EACH GRANTOR HEREBY IRREVOCABLY AUTHORIZES AND DIRECTS THE PROCESS AGENT TO ACCEPT SUCH SERVICE ON ITS BEHALF. EACH GRANTOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK ADDRESSED TO SUCH GRANTOR, CARE OF THE BORROWER, AT THE ADDRESS FOR NOTICES SPECIFIED IN THE CREDIT AGREEMENT. EACH GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. EACH GRANTOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY

REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT SUCH GRANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH GRANTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS SECURITY AGREEMENT.

         SECTION 7.10. WAIVER OF JURY TRIAL. THE SECURED PARTIES AND EACH GRANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS SECURITY AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE SECURED PARTIES OR EACH GRANTOR. EACH GRANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE SECURED PARTIES ENTERING INTO THE CREDIT AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT.

         IN WITNESS WHEREOF, each Grantor has caused this Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                         Assist Cornerstone Technologies, Inc.
                         Atlantic Aerospace Electronics Corporation
                         Cayenta Operating Company
                         Cayenta, Inc.
                         DBA Systems, Inc.
                         Delfin Systems
                         Diversified Control Systems, Inc.
                         Eldyne, Inc.
                         Horizons Technology, Inc.
                         J.B. Systems, Inc.
                         Linkabit Wireless, Inc.
                         Mergeco, Inc.
                         Pulse Sciences, Inc.
                         System Resources Corporation
                         Titan Food Pasteurization Corp.
                         Titan Medical Sterilization Corp.
                         Titan Scan Corp.
                         Titan Systems Corporation
                         Titan Unidyne Corporation
                         Titan Wireless, Inc.
                         Tomotherapeutics, Inc.
                         Validity Corporation
                         VisiCom Laboratories, Inc.
                         Microlithics Corporation


                         All By:
                                ----------------------------------------------
                         Name:  Ray Guillaume
                         Title: Assistant Treasurer

                         CREDIT SUISSE FIRST BOSTON, as
                          Administrative Agent

                         By
                           ---------------------------------------------------
                            Name:  Thomas G. Muoio
                            Title:  Vice President

                         By
                           ---------------------------------------------------
                            Name:
                            Title:

                                                                      ANNEX I to
                                               the Subsidiary Security Agreement

                           SUPPLEMENT, dated as of
                  ________________, ____ (this "SUPPLEMENT"),
                  to the Subsidiary Security Agreement, dated as of __________ __, 2000 (together with all amendments, supplements, restatements and other modifications, if any, from time to time thereafter made thereto, the "SECURITY AGREEMENT"), among the initial signatories thereto and each other Person (such capitalized term, and other terms used in this Supplement, to have the meanings set forth in Article I of the Security Agreement) which from time to time thereafter became a party thereto pursuant to Section 7.4 thereof (each, individually, a "GRANTOR", and, collectively, the "GRANTORS"), in favor of the Secured Parties.

                              W I T N E S S E T H:

         WHEREAS, pursuant to the provisions of Section 7.4 of the Security Agreement, the undersigned is becoming a Grantor under the Security Agreement; and

         WHEREAS, the undersigned Grantor desires to become a "Grantor" under the Security Agreement in order to induce the Secured Parties to continue to extend Credit Extensions under the Credit Agreement;

         NOW, THEREFORE, in consideration of the premises, and for other consideration (the receipt and sufficiency of which is hereby acknowledged), the undersigned agrees, for the benefit of each Secured Party, as follows.

         SECTION 1. In accordance with the terms of the Security Agreement, by its signature below the undersigned hereby irrevocably agrees to become a Grantor under the Security Agreement with the same force and effect as if it were an original signatory thereto and the undersigned Grantor, hereby (a) agrees to be bound by and comply with all of the terms and provisions of the Security Agreement applicable to it as a Grantor and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct as of the date hereof. In furtherance of the foregoing, each reference to a "Grantor" in the Security Agreement shall be deemed to include the undersigned Grantor.

         SECTION 2. The undersigned Grantor hereby represents and warrants that this Supplement has been duly authorized, executed and delivered by it and that this Supplement and the Security Agreement constitute the legal, valid and binding obligation of the undersigned Grantor, enforceable against it in accordance with its terms.

         SECTION 3. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect in accordance with its terms.

         SECTION 4. In the event any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Security Agreement shall not in any way be affected or impaired.

         SECTION 5. THIS SUPPLEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

         SECTION 6. This Supplement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                       [NAME OF ADDITIONAL SUBSIDIARY
                                         GRANTOR]

                                       By:
                                          --------------------------------------
                                           Name:
                                           Title:

ACCEPTED BY:

CREDIT SUISSE FIRST BOSTON,
  as Administrative Agent

By:
   -----------------------------------
     Name:
     Title:

By:
   -----------------------------------
     Name:
     Title:

                                                                      SCHEDULE I
                                                           to Security Agreement
                                                             ([NAME OF GRANTOR])

Item A.  LOCATION OF EQUIPMENT


                                  DESCRIPTION                                              LOCATION

Item B.  LOCATION OF INVENTORY


                                  DESCRIPTION                                              LOCATION

Item C.  LOCATION OF LOCK BOXES


                                                                                                 CONTACT
               BANK NAME AND ADDRESS                        ACCOUNT NUMBER                       PERSON

Item D.  PLACE(S) OF BUSINESS AND CHIEF EXECUTIVE OFFICE

Item E.  TRADE NAMES

Item F.  MERGER OR OTHER CORPORATE REORGANIZATION

Item G.  LOCATION OF DEPOSIT ACCOUNTS


                                                                                                 CONTACT
               BANK NAME AND ADDRESS                        ACCOUNT NUMBER                       PERSON

Item H.  LOCATION OF SECURITIES ACCOUNTS


                                                                                                 CONTACT
               BANK NAME AND ADDRESS                        ACCOUNT NUMBER                       PERSON

                                                                     SCHEDULE II
                                                           to Security Agreement
                                                             ([NAME OF GRANTOR])

Item A.  PATENTS

                                                     ISSUED PATENTS


*COUNTRY                     PATENT NO.                ISSUE DATE                INVENTOR(S)                       TITLE

                                               PENDING PATENT APPLICATIONS


*COUNTRY                     SERIAL NO.                FILING DATE               INVENTOR(S)                       TITLE

                       Patent Applications in Preparation


                                                        EXPECTED
*COUNTRY                     DOCKET NO.                FILING DATE               INVENTOR(S)                       TITLE

Item B.  PATENT LICENSES


*COUNTRY OR                                                          EFFECTIVE            EXPIRATION             SUBJECT
 TERRITORY                   LICENSOR           LICENSEE                DATE                 DATE                 MATTER

--------
* List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

                                                                    SCHEDULE III
                                                           to Security Agreement
                                                             ([NAME OF GRANTOR])

Item A.  TRADEMARKS

                              REGISTERED TRADEMARKS


*COUNTRY                     TRADEMARK                  REGISTRATION NO.                   REGISTRATION DATE

                         PENDING TRADEMARK APPLICATIONS


*COUNTRY                    TRADEMARK                      SERIAL NO.                         FILING DATE

                      TRADEMARK APPLICATIONS IN PREPARATION


                                                                               EXPECTED                   PRODUCTS/
*COUNTRY             TRADEMARK                 DOCKET NO.                    FILING DATE                  SERVICES

Item B.  TRADEMARK LICENSES


*COUNTRY OR                                                                                 EFFECTIVE     EXPIRATION
 TERRITORY               TRADEMARK             LICENSOR             LICENSEE                  DATE           DATE

--------
* List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

                                                                     SCHEDULE IV
                                                           to Security Agreement
                                                             ([NAME OF GRANTOR])

Item A.  COPYRIGHTS/MASK WORKS

                        REGISTERED COPYRIGHTS/MASK WORKS


*COUNTRY                   REGISTRATION NO.                     REGISTRATION DATE                    AUTHOR(S)
TITLE

              COPYRIGHT/MASK WORK PENDING REGISTRATION APPLICATIONS


*COUNTRY                      SERIAL NO.                  FILING DATE                   AUTHOR(S)                  TITLE

          COPYRIGHT/MASK WORK REGISTRATION APPLICATIONS IN PREPARATION


                                                          EXPECTED
*COUNTRY                      DOCKET NO.                  FILING DATE                   AUTHOR(S)                  TITLE

Item B.  COPYRIGHT/MASK WORK LICENSES


*COUNTRY OR                                                          EFFECTIVE              EXPIRATION              SUBJECT
 TERRITORY                   LICENSOR           LICENSEE                DATE                   DATE                 MATTER

--------
* List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

                                                                      SCHEDULE V
                                                           to Security Agreement
                                                             ([NAME OF GRANTOR])

                        TRADE SECRET OR KNOW-HOW LICENSES


*COUNTRY OR                                                          EFFECTIVE            EXPIRATION             SUBJECT
 TERRITORY                   LICENSOR           LICENSEE                DATE                 DATE                MATTER

--------
* List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

                                                                       EXHIBIT A
                                                           to Security Agreement

                                             PATENT SECURITY AGREEMENT

         This PATENT SECURITY AGREEMENT (this "AGREEMENT"), dated as of February 23, 2000, is made between ___________________, a ____________ (the "GRANTOR"), and CREDIT SUISSE FIRST BOSTON ("CSFB"), in its capacity as Administrative Agent for each of the Secured Parties;

                              W I T N E S S E T H :

         WHEREAS, pursuant to a Senior Secured Credit Agreement, dated as of February 23, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among THE TITAN CORPORATION, a Delaware corporation (the "BORROWER"), the various financial institutions as are or may become parties thereto (the "LENDERS"), CSFB, as Administrative Agent, First Union Securities, Inc., as Syndication Agent, and The Bank of Nova Scotia, as Documentation Agent, the Lenders and the Issuers have extended Commitments to make Credit Extensions to the Borrower;

         WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered a Subsidiary Security Agreement, dated as of February 23, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "SECURITY AGREEMENT");

         WHEREAS, as a condition precedent to the making of the Credit Extensions (including the initial Credit Extension) under the Credit Agreement, the Grantor is required to execute and deliver this Agreement;

         WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement; and

         WHEREAS, it is in the best interests of the Grantor to execute this Agreement inasmuch as the Grantor will derive substantial direct and indirect benefits from the Credit Extensions made from time to time to the Borrower by the Lenders and the Issuers pursuant to the Credit Agreement;

         NOW THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Lenders and the Issuers to make Credit Extensions (including the initial Credit Extension) to the Borrower pursuant to the Credit Agreement, the Grantor agrees, for the benefit of each Secured Party, as follows.

         SECTION 1. DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

         SECTION 2. GRANT OF SECURITY INTEREST. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of the Secured Obligations, the Grantor does hereby mortgage, pledge and hypothecate to the Administrative Agent, and grant to the Administrative Agent a security interest in, for its benefit and the benefit of each Secured Party, all of the following property (the "PATENT COLLATERAL"), whether now owned or hereafter acquired or existing by it:

                  (a) all letters patent and applications for letters patent throughout the world, including all patent applications in preparation for filing anywhere in the world and including each patent and patent application referred to in ITEM A of ATTACHMENT 1 attached hereto;

                  (b) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in CLAUSE (a);

                  (c) all patent licenses, including each patent license referred to in ITEM B of ATTACHMENT 1 attached hereto; and

                  (d) all proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application, including any patent or patent application referred to in ITEM A of ATTACHMENT 1 attached hereto, and for breach or enforcement of any patent license, including any patent license referred to in ITEM B of ATTACHMENT 1 attached hereto, and all rights corresponding thereto throughout the world.

         SECTION 3. SECURITY AGREEMENT. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Administrative Agent in the Patent Collateral with the United States Patent and Trademark Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Administrative Agent for its benefit and the benefit of each Secured Party under the Security Agreement. The Security Agreement (and all rights and remedies of the Administrative Agent and each Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

         SECTION 4. RELEASE OF SECURITY INTEREST. Upon the Termination Date, the Administrative Agent shall, at the Grantor's expense, execute and deliver to the Grantor all instruments and other documents as may be necessary or proper to release the lien on and security interest in the Patent Collateral which has been granted hereunder.

         SECTION 5. ACKNOWLEDGMENT. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

         SECTION 6. LOAN DOCUMENT, ETC. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

         SECTION 7. COUNTERPARTS. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                       [NAME OF GRANTOR]

                                       By
                                         --------------------------------------
                                         Name:
                                         Title:

                                       CREDIT SUISSE FIRST BOSTON, as
                                        Administrative Agent

                                       By
                                         --------------------------------------
                                         Name:
                                         Title:

                                       By
                                         --------------------------------------
                                         Name:
                                         Title:

                                                                    ATTACHMENT 1
                                                    to Patent Security Agreement

Item A.  PATENTS

                                 ISSUED PATENTS


*COUNTRY                     PATENT NO.                ISSUE DATE                INVENTOR(S)                       TITLE

                           PENDING PATENT APPLICATIONS


*COUNTRY                     SERIAL NO.                FILING DATE               INVENTOR(S)                       TITLE

                       PATENT APPLICATIONS IN PREPARATION


                                                        EXPECTED
*COUNTRY                     DOCKET NO.                FILING DATE               INVENTOR(S)                       TITLE

Item B.  PATENT LICENSES


*COUNTRY OR                                                          EFFECTIVE            EXPIRATION             SUBJECT
 TERRITORY                   LICENSOR           LICENSEE                DATE                 DATE                 MATTER

--------
* List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

                                                                       EXHIBIT B
                                                           to Security Agreement

                          TRADEMARK SECURITY AGREEMENT

         This TRADEMARK SECURITY AGREEMENT (this "AGREEMENT"), dated as of February 23, 2000, is made between _____________________, a ___________
__________ (the "GRANTOR"), and CREDIT SUISSE FIRST BOSTON ("CSFB"), as Administrative Agent (the "ADMINISTRATIVE AGENT") for each of the Secured Parties;

                              W I T N E S S E T H :

         WHEREAS, pursuant to a Credit Agreement, dated as of February 23, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among THE TITAN CORPORATION, a Delaware corporation, (the "BORROWER"), the various financial institutions as are or may become parties thereto (the "LENDERS"), CSFB, as Administrative Agent, First Union Securities, Inc., as Syndication Agent, and The Bank of Nova Scotia, as Documentation Agent, the Lenders and the Issuers have extended Commitments to make Credit Extensions to the Borrower;

         WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered a Subsidiary Security Agreement, dated as of February 23, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "SECURITY AGREEMENT");

         WHEREAS, as a condition precedent to the making of the Credit Extensions (including the initial Credit Extension) under the Credit Agreement, the Grantor is required to execute and deliver this Agreement;

         WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement; and

         WHEREAS, it is in the best interests of the Grantor to execute this Agreement inasmuch as the Grantor will derive substantial direct and indirect benefits from the Credit Extensions made from time to time to the Borrower by the Lenders and the Issuers pursuant to the Credit Agreement;

         NOW THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Lenders and the Issuers to make Credit Extensions (including the initial Credit Extension) to the Borrower pursuant to the Credit Agreement, the Grantor agrees, for the benefit of each Secured Party, as follows.

         SECTION 1. DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

         SECTION 2. GRANT OF SECURITY INTEREST. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of the Secured Obligations, the Grantor does hereby mortgage, pledge and hypothecate to the Administrative Agent, and grant to the Administrative Agent a security interest in, for its benefit and the benefit of each Secured Party, all of the following property (the "TRADEMARK COLLATERAL"), whether now owned or hereafter acquired or existing by it:

                  (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos, other source of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature (all of the foregoing items in this CLAUSE (A) being collectively called a "TRADEMARK"), now existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any foreign country, including those referred to in ITEM A of ATTACHMENT 1 attached hereto;

                  (b) all Trademark licenses, including each Trademark license referred to in ITEM B of ATTACHMENT 1 attached hereto;

                  (c) all reissues, extensions or renewals of any of the items described in CLAUSES (A) and (B);

                  (d) all of the goodwill of the business connected with the use of, and symbolized by the items described in, CLAUSES (A) and (B); and

                  (e) all proceeds of, and rights associated with, the foregoing, including any claim by the Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, including any Trademark, Trademark registration or Trademark license referred to in ITEM A and ITEM B of ATTACHMENT 1 attached hereto, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license.

         SECTION 3. SECURITY AGREEMENT. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Administrative Agent in the Trademark Collateral with the United States Patent and Trademark Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Administrative Agent for its benefit and the benefit of each Secured Party under the Security Agreement. The Security Agreement (and all rights and remedies of the Administrative Agent and each Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

         SECTION 4. RELEASE OF SECURITY INTEREST. Upon the Termination Date, the Administrative Agent shall, at the Grantor's expense, execute and deliver to the Grantor all instruments and other documents as may be necessary or proper to release the lien on and security interest in the Trademark Collateral which has been granted hereunder.

         SECTION 5. ACKNOWLEDGMENT. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

         SECTION 6. LOAN DOCUMENT, ETC. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

         SECTION 7. COUNTERPARTS. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                       [NAME OF GRANTOR]

                                       By
                                         --------------------------------------
                                         Name:
                                         Title:

                                       CREDIT SUISSE FIRST BOSTON, as
                                        Administrative Agent

                                       By
                                         --------------------------------------
                                         Name:
                                         Title:

                                       By
                                         --------------------------------------
                                         Name:
                                         Title:

                                                                    ATTACHMENT 1
                                                                    to Trademark
                                                              Security Agreement

Item A.  TRADEMARKS

                              REGISTERED TRADEMARKS


*COUNTRY      TRADEMARK     REGISTRATION NO.       REGISTRATION DATE

                         PENDING TRADEMARK APPLICATIONS


*COUNTRY      TRADEMARK          SERIAL NO.          FILING DATE

                      TRADEMARK APPLICATIONS IN PREPARATION


                                                                       EXPECTED                  PRODUCTS/
*COUNTRY            TRADEMARK                 DOCKET NO.             FILING DATE                 SERVICES

Item B.  TRADEMARK LICENSES


*COUNTRY OR                                                                                 EFFECTIVE  EXPIRATION
 TERRITORY                    TRADEMARK            LICENSOR            LICENSEE                DATE       DATE

--------
* List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

                                                                       EXHIBIT C
                                                           to Security Agreement

                          COPYRIGHT SECURITY AGREEMENT

         This COPYRIGHT SECURITY AGREEMENT (this "AGREEMENT"), dated as of February 23, 2000, is made between _____________________, a __________ (the
"GRANTOR"), and CREDIT SUISSE FIRST BOSTON ("CSFB"), in its capacity as Administrative Agent (the "ADMINISTRATIVE AGENT") for each of the Secured Parties;

                              W I T N E S S E T H :

         WHEREAS, pursuant to a Credit Agreement, dated as of February 23, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among THE TITAN CORPORATION, a Delaware corporation (the "BORROWER"), the various financial institutions as are or may become parties thereto (the "LENDERS"), CSFB, as Administrative Agent, First Union Securities, Inc., as Syndication Agent, and The Bank of Nova Scotia, as Documentation Agent, the Lenders and the Issuers have extended Commitments to make Credit Extensions to the Borrower;

         WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered a Subsidiary Security Agreement, dated as of February 23, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "SECURITY AGREEMENT");

         WHEREAS, as a condition precedent to the making of the Credit Extensions (including the initial Credit Extension) under the Credit Agreement, the Grantor is required to execute and deliver this Agreement;

         WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement; and

         WHEREAS, it is in the best interests of the Grantor to execute this Agreement inasmuch as the Grantor will derive substantial direct and indirect benefits from the Credit Extensions made from time to time to the Borrower by the Lenders and the Issuers pursuant to the Credit Agreement;

         NOW THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Lenders and the Issuers to make Credit Extensions (including the initial Credit Extension) to the Borrower pursuant to the Credit Agreement, the Grantor agrees, for the benefit of each Secured Party, as follows.

         SECTION 1. DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

         SECTION 2. GRANT OF SECURITY INTEREST. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of the Secured Obligations, the Grantor does hereby mortgage, pledge and hypothecate to the Administrative Agent, and grant to the Administrative Agent a security interest in, for its benefit and the benefit of each Secured Party, all of the following property (the "COPYRIGHT COLLATERAL"), whether now owned or hereafter acquired or existing by it, being all copyrights (including all copyrights for semi-conductor chip product mask works) of the Grantor, whether statutory or common law, registered or unregistered, now or hereafter in force throughout the world including all of the Grantor's right, title and interest in and to all copyrights registered in the United States Copyright Office or anywhere else in the world and also including the copyrights referred to in ITEM A of ATTACHMENT 1 attached hereto, and all applications for registration thereof, whether pending or in preparation, all copyright licenses, including each copyright license referred to in ITEM B of ATTACHMENT 1 attached hereto, the right to sue for past, present and future infringements of any thereof, all rights corresponding thereto throughout the world, all extensions and renewals of any thereof and all proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and proceeds of suit.

         SECTION 3. SECURITY AGREEMENT. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Administrative Agent in the Copyright Collateral with the United States Copyright Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Administrative Agent for its benefit and the benefit of each Secured Party under the Security Agreement. The Security Agreement (and all rights and remedies of the Administrative Agent and each Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

         SECTION 4. RELEASE OF SECURITY INTEREST. Upon the Termination Date, the Administrative Agent shall, at the Grantor's expense, execute and deliver to the Grantor all instruments and other documents as may be necessary or proper to release the lien on and security interest in the Copyright Collateral which has been granted hereunder.

         SECTION 5. ACKNOWLEDGMENT. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

         SECTION 6. LOAN DOCUMENT, ETC. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

         SECTION 7. COUNTERPARTS. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                       [NAME OF GRANTOR]

                                       By
                                         --------------------------------------
                                         Name:
                                         Title:

                                       CREDIT SUISSE FIRST BOSTON, as
                                        Administrative Agent

                                       By
                                         --------------------------------------
                                         Name:
                                         Title:

                                       By
                                         --------------------------------------
                                         Name:
                                         Title:

                                                                    ATTACHMENT 1
                                                                    to Copyright
                                                              Security Agreement

Item A.  COPYRIGHTS/MASK WORKS

                        REGISTERED COPYRIGHTS/MASK WORKS


*COUNTRY                   REGISTRATION NO.                     REGISTRATION DATE                    AUTHOR(S)            TITLE

                           COPYRIGHT/MASK WORK PENDING REGISTRATION APPLICATIONS


*COUNTRY                      SERIAL NO.                  FILING DATE                   AUTHOR(S)                  TITLE

          COPYRIGHT/MASK WORK REGISTRATION APPLICATIONS IN PREPARATION


                                                          EXPECTED
*COUNTRY                      DOCKET NO.                  FILING DATE                   AUTHOR(S)                  TITLE

Item B.  COPYRIGHT/MASK WORK LICENSES


*COUNTRY OR                                                          EFFECTIVE              EXPIRATION              SUBJECT
 TERRITORY                   LICENSOR           LICENSEE                DATE                   DATE                 MATTER

--------
* List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

                                                                       EXHIBIT H

                   DESCRIPTION OF OPINION OF OBLIGORS' COUNSEL

The opinions of Morgan, Lewis & Bockius, LLP and Cooley Godward LLP, counsel to the Obligors, which are called for by Section 5.1(n) of the Senior Secured Credit Agreement dated as of February 23, 2000 (the "Credit Agreement"), among The Titan Corporation, as Borrower, the Lenders from time to time party thereto, Credit Suisse First Boston, as Administrative Agent, First Union Securities, Inc., as Syndication Agent, and The Bank of Nova Scotia, as Documentation Agent, shall be dated the Closing Date and addressed to Credit Suisse First Boston, as Administrative Agent, and the Lenders and shall be satisfactory in scope and form to the Administrative Agent and its counsel. Capitalized terms not defined herein shall have the meanings assigned to such terms in the Credit Agreement. The opinion shall be to the effect that:

1. Each Obligor is a corporation (or other entity) duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation, has full power and authority and is duly authorized to conduct the activities in which it is now engaged, and is duly licensed or qualified and is in good standing as a foreign corporation (or other entity) in each jurisdiction in which the character of the properties owned or leased by it or the nature of the business transacted by it makes such licensing or qualification necessary.

2. Each Obligor has corporate (or other) power and authority and is duly authorized to enter into and perform its obligations under the Loan Documents.

3. The Loan Documents have been duly authorized, executed and delivered by each Obligor and constitute the valid and binding contracts and agreements of each Obligor, enforceable in accordance with their respective terms, except as enforceability thereof may be limited by
         (i) bankruptcy, insolvency, fraudulent conveyance or similar laws affecting the enforcement of creditors' rights generally, and (ii) equitable principles of general applicability (regardless of whether such enforceability is considered in a proceeding in equity or at law).

4. No approval, consent or withholding of objection on the part of, or filing, registration or qualification with, any governmental body, Federal, state or local, is necessary in connection with the lawful execution, delivery and performance of the Loan Documents.

5. The execution and delivery by the Obligors of the Loan Documents and the performance by the Obligors of the transactions contemplated thereby do not and will not (a) violate, conflict with or result in any default under (i) any order, writ, injunction or decree of any court or governmental authority or agency binding upon the Obligors or to which the Obligors are subject, (ii) the Organic Documents of the Obligors or
         (iii) any material contractual obligation of the Obligors or the HIGH TIDES Documents or (b) result in the creation or imposition of any Lien upon any of the assets or properties of the Obligors (other than Liens created pursuant to the Collateral Documents).

6. Neither the execution, delivery or performance by any of the Obligors of the Loan Documents nor the compliance by the Obligors with the terms and provisions thereof will contravene any provision of any applicable laws, rules and regulations (including, without limitation, Regulations T, U and X of the Federal Reserve Board).

7. The delivery to the Administrative Agent of the certificates representing the Pledged Interests (as defined in the Borrower Pledge Agreement and the Subsidiary Pledge Agreement), together with the execution of each of the Borrower Pledge Agreement and the Subsidiary Pledge Agreement, is effective to create in favor of the Administrative Agent on behalf of the Lenders a valid and perfected security interest in the Pledged Interests to secure the Obligations. No interest of any other creditor of any of the Obligors is equal or prior to the security interest of the Administrative Agent on behalf of the Lenders in the Pledged Interests.

8. The provisions of the Borrower Security Agreement and the Subsidiary Security Agreement (collectively, the "Security Agreements") are effective to create, in favor of the Administrative Agent for the benefit of the Lenders to secure the Obligations, a valid security interest in each Obligor's rights in that portion of the Collateral (as defined in the Security Agreements) pledged by it which is subject to
         Article 9 of the UCC.

9. The UCC-1 financing statements executed in connection with the Security Agreements (the "Financing Statements") are in appropriate form for filing in each of the filing offices identified on Schedule __ (the "Filing Offices") under the UCC, and the description (including the exhibits attached thereto) of the property in which a security interest is granted pursuant to the respective Collateral Documents is a sufficient description of the property in which such security interest is created, to the extent a security interest in such property is governed by the UCC of the applicable jurisdiction. To the extent that the filing of a financing statement can be effective to perfect a security interest in the Collateral under the UCC, the security interest in favor of the Administrative Agent for the benefit of the Lenders in that portion of the Collateral described in the Financing Statements will be perfected upon the filing of the Financing Statements in the respective Filing Offices.

10. To the extent that the federal trademark laws of the United States are applicable, the interest of the Administrative Agent created pursuant to the provisions of the Security Agreements in the United States registered trademarks and trademark applications set forth on Schedule III to the Security Agreements (the "Trademarks") shall be effective against subsequent purchasers of such Trademarks upon recordation of the Trademark Security Agreements in the United States Patent and Trademark Office within three months of the date hereof.

11. To the extent that the federal copyright laws of the United States are applicable, the interest of the Administrative Agent created pursuant to the provisions of the Security Agreements in the United States registered copyrights set forth on Schedule IV to the Security Agreements (the "Copyrights") shall be effective against subsequent "transfers of copyright ownership" (as that term is defined in Section 101 of the United States Copyright Act, 17 U.S.C. Section 101) upon recordation of the Copyright Security Agreements in the United States Copyright Office within one month of the date hereof.

12. To the extent that the federal patent laws of the United States are applicable, the interest of the Administrative Agent created pursuant to the provisions of the Security Agreements in the United States patents and patent applications set forth on Schedule II to the Security Agreements (the "Patents") shall be effective against subsequent purchasers or mortgagees of such Patents upon recordation of the Patent Security Agreement in the United States Patent and Trademark Office within three months of the date hereof.

13. None of the Obligors is, after giving effect to the transactions contemplated by the Loan Documents and the application of the net proceeds from the making of the Loans under the Credit Agreement (i) an "investment company" required to register as such under the Investment Company Act of 1940, as amended, or (ii) a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

14. There are no actions, suits or proceedings pending or threatened which could reasonably be expected to have a Material Adverse Effect.

         The opinion of Morgan, Lewis & Bockius, LLP shall cover such other matters relating to the Loan Documents as the Administrative Agent or its counsel may reasonably request. With respect to matters of fact on which such opinion is based, such counsel shall be entitled to rely on appropriate certificates of public officials and officers of the Obligors.

                                                                       EXHIBIT I

                              SUBSIDIARY GUARANTY

         This SUBSIDIARY GUARANTY (as amended, restated, supplemented, or otherwise modified from time to time, this GUARANTY"), dated as of February 23, 2000, is made by each U.S. Subsidiary of THE TITAN CORPORATION, a Delaware corporation (the "BORROWER"), now or after the date hereof (including pursuant to SECTION 5.5) a party to this Guaranty (individually referred to as a "GUARANTOR" and collectively referred to as the "GUARANTORS") in favor of each of the Secured Parties, including CREDIT SUISSE FIRST BOSTON, in its capacity as the Administrative Agent.


                              W I T N E S S E T H:

         WHEREAS, pursuant to a Senior Secured Credit Agreement, dated as of February 23, 2000 (as amended, restated, supplemented, or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Borrower, the various financial institutions as are, or may from time to time become, parties thereto (collectively referred to as the "LENDERS"), the Administrative Agent, First Union Securities, Inc., as Syndication Agent, and The Bank of Nova Scotia, as Documentation Agent, the Lenders and the Issuers have extended Commitments to make Credit Extensions to the Borrower;

         WHEREAS, as a condition precedent to the making of the Credit Extensions (including the initial Credit Extension) under the Credit Agreement, each Guarantor is required to execute and deliver this Guaranty;

         WHEREAS, each Guarantor has duly authorized the execution, delivery and performance of this Guaranty; and

         WHEREAS, it is in the best interests of each Guarantor to execute this Guaranty inasmuch as such Guarantor will derive substantial direct and indirect benefits from the Credit Extensions made from time to time to the Borrower by the Lenders and the Issuers pursuant to the Credit Agreement;

         NOW THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Lenders and the Issuers to make Credit Extensions (including the initial Credit Extension) to the Borrower, each Guarantor jointly and severally agrees, for the benefit of each Secured Party, as follows:

                                    ARTICLE I
                                   DEFINITIONS

         SECTION 1.1. CERTAIN TERMS. The following terms (whether or not underscored) when used in this Guaranty, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

         "BORROWER" is defined in the PREAMBLE.

         "CREDIT AGREEMENT" is defined in the FIRST RECITAL.

         "GUARANTOR" and "GUARANTORS" is defined in the PREAMBLE.

         "GUARANTY" is defined in the PREAMBLE.

         "INTEREST RATE HEDGING AGREEMENTS" means interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and all other agreements or arrangements designed to protect a Guarantor against fluctuations in interest rates, entered into between such Guarantor and a Lender or an Affiliate of a Lender, for the purpose of hedging interest rate risk with respect to the Obligations.

         "LENDERS" is defined in the FIRST RECITAL.

         "TERMINATION DATE" means the date on which all Obligations have indefeasibly been paid in full, all Commitments have been fully terminated and all Letters of Credit have been canceled or otherwise terminated.

         SECTION 1.2. CREDIT AGREEMENT DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Guaranty, including its preamble and recitals, have the meanings provided in the Credit Agreement.


                                   ARTICLE II
                               GUARANTY PROVISIONS

         SECTION 2.1. GUARANTY. Each Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably

                  (a) guarantees the full and punctual payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Obligations of the Borrower and each other Obligor now or hereafter existing, whether for principal, interest (including interest accruing at the then applicable rate provided in the Credit Agreement after the occurrence of any Default set forth in
         Section 9.1(i) of the Credit Agreement, whether or not a claim for post-filing or post-petition interest is allowed under applicable law following the institution of a proceeding under bankruptcy, insolvency or similar laws), fees, Reimbursement Obligations, Hedging Obligations, expenses or otherwise (including all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. Section 362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. Section 502(b) and Section 506(b)); and

                  (b) indemnifies and holds harmless each Secured Party for any and all costs and expenses (including reasonable attorneys' fees and expenses) incurred by such Secured Party in enforcing any rights under this Guaranty;

PROVIDED, HOWEVER, that each Guarantor shall only be liable under this Guaranty for the maximum amount of such liability that can be hereby incurred without rendering this Guaranty, as it relates to such Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount. This Guaranty constitutes a guaranty of payment when due and not of collection, and each Guarantor specifically agrees that it shall not be necessary or required that any Secured Party exercise any right, assert any claim or demand or enforce any remedy whatsoever against the Borrower, any other Obligor or any other Person before or as a condition to the obligations of such Guarantor hereunder.

         SECTION 2.2. REINSTATEMENT, ETC. Each Guarantor hereby jointly and severally agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Obligations is invalidated, declared to be fraudulent or preferential, set aside, rescinded or must otherwise be restored by any Secured Party, upon the insolvency, bankruptcy, reorganization (or similar event) of the Borrower, any other Obligor or otherwise, all as though such payment had not been made.

         SECTION 2.3. GUARANTY ABSOLUTE, ETC. This Guaranty shall in all respects be a continuing, absolute, unconditional and irrevocable guaranty of payment, and shall remain in full force and effect until the Termination Date has occurred. Each Guarantor jointly and severally guarantees that the Obligations of the Borrower and each other Obligor will be paid strictly in accordance with the terms of the Credit Agreement, each other Loan Document and any Interest Rate Hedging Agreement under which they arise, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Secured Party with respect thereto. The liability of each Guarantor under this Guaranty shall be joint and several, absolute, unconditional and irrevocable irrespective of:

                  (a) any lack of validity, legality or enforceability of the Credit Agreement or any other Loan Document;

                  (b)  the failure of any Secured Party

                           (i) to assert any claim or demand or to enforce any
                  right or remedy against the Borrower, any other Obligor or any other Person (including any other guarantor) under the provisions of the Credit Agreement, any other Loan Document, any Interest Rate Hedging Agreement or otherwise, or

                           (ii) to exercise any right or remedy against any
                  other guarantor (including each Guarantor) of, or collateral securing, any Obligations;

                  (c) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Obligations, or any extension, compromise or renewal of any Obligation;

                  (d) any reduction, limitation, impairment or termination of any Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Guarantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations or otherwise;

                  (e) any amendment to, rescission, waiver, or other modification of, or any consent to or departure from, any of the terms of the Credit Agreement, any other Loan Document or any Interest Rate Hedging Agreement, including without limitation any increase in the Obligations from the extension of additional credit to the Borrower or otherwise;

                  (f) any addition, exchange, release, surrender or non-perfection of any collateral, or any amendment to or waiver or release or addition of, or consent to or departure from, any other guaranty held by any Secured Party securing any of the Obligations;

                  (g) any change, restructuring or termination of the corporate structure or existence of the Borrower or any other Obligor; or

                  (h) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Borrower, any other Obligor, any surety or any guarantor.

         SECTION 2.4. SETOFF. Each Guarantor hereby irrevocably authorizes the Administrative Agent and each other Secured Party, without the requirement that any notice be given to such Guarantor (such notice being expressly waived by each Guarantor), upon the occurrence and during the continuance of any Default described in
SECTION 9.1(i) of the Credit Agreement as it relates to the Borrower or upon the occurrence and during the continuance of any other Event of Default, to set-off and appropriate and apply to the payment of the Obligations owing to the Secured Parties (whether or not then due, and whether or not the Administrative Agent or such other Secured Party has made any demand for payment of the Obligations), any and all balances, claims, credits, deposits (general or special, time or demand, provisional or final), accounts or money of such Guarantor then or thereafter maintained with such Secured Party; PROVIDED, HOWEVER, that any such appropriation and application shall be subject to the provisions of Section 4.8 of the Credit Agreement. Each Secured Party agrees to notify the applicable Guarantor and the Administrative Agent after any such setoff and application made by such Secured Party; PROVIDED, HOWEVER, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Secured Party under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Secured Party may have.

         SECTION 2.5.  WAIVER, ETC.

                  (a) Each Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and this Guaranty and any requirement that the Administrative Agent or any other Secured Party protect, secure, perfect or insure any Lien, or any property subject thereto, or exhaust any right or take any action against the Borrower, any other Obligor or any other Person (including any other guarantor) or entity or any collateral securing the Obligations, as the case may be.

                  (b) Each Guarantor hereby waives any right to revoke this Guaranty, and acknowledges that this Guaranty is continuing in nature and applies to all Obligations, whether existing now or in the future.

                  (c) Each Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Loan Documents and that the waivers set forth in this
Section 2.5 are knowingly made in contemplation of such benefits.

                  (d) Each Guarantor assumes all responsibility for being and keeping itself informed of the financial condition and assets of the Borrower, and of all other circumstances bearing upon the risk of non-payment of the Obligations and the nature, scope and extent of the risks the Guarantors assume and incur hereunder, and agrees that the Secured Parties shall have no duty to advise the Guarantors of information known to them regarding such circumstances or risks.

                  (e) Each Guarantor hereby waives any right to enforce any other remedy that the Secured Parties now have or may hereafter have against any third party, any endorser or any other guarantor of all or any part of the Obligations and any benefit of and any right to participate in, any security or collateral given to or for the benefit of the Secured Parties to secure payment of the Obligations.

                  (f) Each Guarantor hereby waives all claims (as such term is defined in the United States Bankruptcy Code) it may at any time otherwise have against the Borrower arising from any transaction whasoever, including, without limitation, its rights to assert or enforce any such claims.

                  (g) Each Guarantor hereby waives, to the fullest extent permitted by applicable law, without limiting the generality of the foregoing or any other provision hereof, all rights and benefits which might otherwise be available to the Subsidiary Guarantor under Sections 2809, 2810, 2815, 2819, 2821, 2839, 2845, 2848, 2849, 2850, 2899 and 3433 of the California Civil Code.

                  (h) Each Guarantor acknowledges and affirms that it understands and is aware that if the Administrative Agent on behalf of the Secured Parties elects to foreclose on any real property security nonjudicially, any right of subrogation of such Guarantor against the Borrower may be impaired or extinguished and that as a result of such impairment or extinguishment or subrogation rights, the Guarantors might otherwise have a defense to a deficiency judgment arising out of the operation of Section 580d of the California Code of Civil Procedure and related principles of estoppel, and waives any defense arising out of any such election by the Administrative Agent on behalf of the Secured Parties, including, without limitation, the defense arising out of the operation of Section 580d of the Code of Civil Procedure and related principles of estoppel, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of the Guarantors against the Company or any other party or any security.

         SECTION 2.6. SUBROGATION. Each Guarantor agrees that it will not exercise any rights that it may now have or hereafter acquire against the Borrower that arise from the existence, payment, performance or enforcement of such Guarantor's Obligations under this Guaranty or any other Loan Document, including without limitation any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Administrative Agent or any beneficiary against the Borrower or any Collateral, whether or not such claim, remedy or right arises at equity or under contract, statute or common law, including without limitation the right to take or receive from the Borrower, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right except as specifically otherwise provided in the Loan Documents. Any amount paid to any Guarantor on account of any such subrogation rights shall be held in trust for the benefit of the Secured Parties and shall immediately be paid and turned over to the Administrative Agent for the benefit of the Secured Parties in the exact form received by such Guarantor (duly endorsed in favor of the Administrative Agent, if required), to be credited and applied against the Obligations, whether matured or unmatured, in accordance with SECTION 2.8; PROVIDED, HOWEVER, that if

                  (a) any Guarantor has made payment to the Secured Parties of all or any part of the Obligations; and

                  (b) the Termination Date has occurred;

then at such Guarantor's request, the Administrative Agent, (on behalf of the Secured Parties) will, at the expense of such Guarantor, execute and deliver to such Guarantor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Obligations resulting from such payment by such Guarantor. In furtherance of the foregoing, at all times prior to the Termination Date, each Guarantor shall refrain from taking any action or commencing any proceeding against the Borrower or any other Obligor (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in the respect of payments made under this Guaranty to any Secured Party. Notwithstanding the foregoing, to the extent necessary to toll the statute of limitations, such Guarantor may take such action required to preserve any rights it has by way of rights of subrogation as consented to by the Administrative Agent in its reasonable discretion.

         SECTION 2.7.  SUCCESSORS, TRANSFEREES AND ASSIGNS, ETC.
This Guaranty shall:

                  (a)  be binding upon each Guarantor, and its
         successors, transferees and assigns;
         and

                  (b) inure to the benefit of and be enforceable by the Administrative Agent and each other Secured Party.

Without limiting the generality of CLAUSE (b), any Lender may assign or otherwise transfer (in whole or in part) any Note, Credit Extension or Commitment held by it to any other Person and such other Person shall thereupon become vested with all rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Guaranty) or otherwise, in each case as provided in Section 11.11 of the Credit Agreement.

         SECTION 2.8.  PAYMENTS; APPLICATION.  Each Guarantor
hereby agrees with each Secured
Party as follows:

                  (a) Each Guarantor agrees that all payments made by such Guarantor hereunder will be made in Dollars to the Administrative Agent, without set-off, counterclaim or other defense and in accordance with Sections 4.6 and 4.7 of the Credit Agreement, free and clear of and without deduction for any Taxes, the Guarantor hereby agreeing to comply with and be bound by the provisions of Sections 4.6 and 4.7 of the Credit Agreement in respect of all payments made by it hereunder and the provisions of which Sections are hereby incorporated into and made a part of this Guaranty by this reference as if set forth herein; PROVIDED, that references to the "Borrower" in such Sections shall be deemed to be references to each Guarantor, and references to "this Agreement" shall be deemed to be references to this Guaranty.

                  (b) All payments made hereunder shall be applied upon receipt as follows:

                           (i) first, to the payment of all Obligations owing to
                  the Administrative Agent pursuant to Section 11.3 of the Credit Agreement;

                           (ii) second, after payment in full of the amounts
                  specified in CLAUSE (b)(i), to the ratable payment of all other Obligations owing to the Secured Parties, with such amounts applied first to fees and expenses, then to accrued and unpaid interest, then to the outstanding principal amount of the Loans, then to Letter of Credit Outstandings and then to Interest Rate Hedging Obligations; and

                           (iii) third, after payment in full of the amounts
                  specified in CLAUSES (b)(i) and (b)(ii), and following the Termination Date, to such Guarantor or any other Person lawfully entitled to receive such surplus.

         SECTION 2.9. ACCELERATION OF GUARANTY. Each Guarantor hereby jointly and severally agrees that, in the event of an Event of Default under Section 9.1(i) of the Credit Agreement, and if such Default shall occur at a time when any of the Obligations may not then be due and payable, each Guarantor jointly and severally agrees that it will pay to the Administrative Agent (for the benefit of the Secured Parties) forthwith the full amount which would be payable hereunder by each Guarantor if all such Obligations were then due and payable.

         SECTION 2.10. RELEASE OF CAYENTA. Each member of the Cayenta Group shall be automatically released from this Guaranty and shall no longer be a "Guarantor" hereunder upon the occurrence of the following conditions precedent:
(a) the issuance of shares in connection with the initial public offering of Cayenta pursuant to the terms of the applicable underwriting agreement and (b) delivery of an officer's certificate to the Administrative Agent certifying that no Default shall have occurred and then be continuing or would result from the initial public offering.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

         SECTION 3.1. REPRESENTATIONS. In order to induce the Secured Parties to enter into the Credit Agreement and make Credit Extensions thereunder, each Guarantor represents and warrants to each Secured Party that the representations and warranties contained in Article VI of the Credit Agreement, insofar as the representations and warranties contained therein are applicable to it and its properties, are true and correct (it being understood that such representations and warranties not qualified by reference to materiality or Material Adverse Effect shall be true and correct in all material respects), each such representation and warranty set forth in such Article (insofar as applicable as aforesaid) and all other terms of the Credit Agreement to which reference is made therein, together with all related definitions and ancillary provisions, being hereby incorporated into this Guaranty by this reference as though specifically set forth in this Article. Furthermore, each Guarantor represents that it has knowledge of the Borrower's and each other Obligor's financial condition and affairs and that it has adequate means to obtain from the Borrower and each other Obligor on an ongoing basis information relating thereto and to the Borrower's and such Obligor's ability to pay and perform the Obligations, and agrees to assume the responsibility for keeping, and to keep, so informed for so long as this Guaranty is in effect. Each Guarantor acknowledges and agrees that the Secured Parties shall have no obligation to investigate the financial condition or affairs of any Obligor for the benefit of such Guarantor nor to advise such Guarantor of any fact respecting, or any change in, the financial condition or affairs of the Borrower or any other Obligor that might become known to any Secured Party at any time, whether or not such Secured Party knows or believes or has reason to know or believe that any such fact or change is unknown to such Guarantor, or might (or does) materially increase the risk of such Guarantor as guarantor, or might (or would) affect the willingness of such Guarantor to continue as a guarantor of the Obligations.


                                   ARTICLE IV
                                 COVENANTS, ETC.

         SECTION 4.1. COVENANTS. Each Guarantor covenants and agrees that, at all times prior to the Termination Date, it will perform, comply with and be bound by all of the agreements, covenants and obligations contained in the Credit Agreement (including Articles VII and VIII thereof) which are applicable to such Guarantor or its properties, each such agreement, covenant and obligation contained in the Credit Agreement and all other terms of the Credit Agreement to which reference is made herein, together with all related definitions and ancillary provisions, being hereby incorporated into this Guaranty by this reference as though specifically set forth in this Article.


                                    ARTICLE V
                            MISCELLANEOUS PROVISIONS

         SECTION 5.1. LOAN DOCUMENT. This Guaranty is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article XI thereof.

         SECTION 5.2. BINDING ON SUCCESSORS, TRANSFEREES AND ASSIGNS; ASSIGNMENT. In addition to, and not in limitation of, SECTION 2.7, this Guaranty shall be jointly and severally binding upon each Guarantor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by each Secured Party and their respective successors, transferees and assigns (to the full extent provided pursuant to SECTION 2.7); PROVIDED, HOWEVER, that no Guarantor may (unless otherwise permitted under the terms of the Credit Agreement) assign any of its obligations hereunder without the prior written consent of all Lenders.

         SECTION 5.3. AMENDMENTS, ETC. No amendment to or waiver of any provision of this Guaranty, nor consent to any departure by any Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (on behalf of the Lenders or the Required Lenders, as the case may be, pursuant to Section 11.1 of the Credit Agreement) and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 5.4. NOTICES. All notices and other communications provided for hereunder shall be in writing (including facsimile communication) and, mailed or telecopied or delivered to each Guarantor, in care of the Borrower at the address or facsimile number of the Borrower specified in the Credit Agreement. All such notices and other communications, when mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any such notice or communication, if transmitted by facsimile, shall be deemed given when the confirmation of transmission thereof is received by the transmitter.

         SECTION 5.5. ADDITIONAL SUBSIDIARY GUARANTORS. Upon the execution and delivery by any other Person of an instrument in the form of ANNEX I hereto, such Person shall become a "Guarantor" hereunder with the same force and effect as if originally named as a "Guarantor" herein. The execution and delivery of any such instrument shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Guaranty.

         SECTION 5.6. NO WAIVER; REMEDIES. In addition to, and not in limitation of, SECTION 2.3 and SECTION 2.5, no failure on the part of any Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         SECTION 5.7. CAPTIONS. Section captions used in this Guaranty are for convenience of reference only, and shall not affect the construction of this Guaranty.

         SECTION 5.8. SEVERABILITY. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

         SECTION 5.9. GOVERNING LAW, ENTIRE AGREEMENT, ETC. THIS GUARANTY SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). THIS GUARANTY AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

         SECTION 5.10. FORUM SELECTION AND CONSENT TO Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE SECURED PARTIES OR ANY GUARANTOR SHALL BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF NEW YORK, BOROUGH OF MANHATTAN OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH PROPERTY MAY BE FOUND. EACH GUARANTOR HEREBY IRREVOCABLY APPOINTS CSC UNITED STATES CORPORATION COMPANY (THE "PROCESS AGENT"), WITH AN OFFICE ON THE DATE HEREOF AT 375 HUDSON STREET, NEW YORK, NEW YORK 10014, AS ITS AGENT TO RECEIVE, ON ITS BEHALF AND ON BEHALF OF ITS PROPERTY, SERVICE OF COPIES OF THE SUMMONS AND COMPLAINT AND ANY OTHER PROCESS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING. SUCH SERVICE MAY BE MADE BY MAILING OR DELIVERING A COPY OF SUCH PROCESS TO SUCH GUARANTOR IN CARE OF THE PROCESS AGENT AT THE PROCESS AGENT'S ABOVE ADDRESS, AND EACH GUARANTOR HEREBY IRREVOCABLY AUTHORIZES AND DIRECTS THE PROCESS AGENT TO ACCEPT SUCH SERVICE ON ITS BEHALF. EACH GUARANTOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK ADDRESSED TO SUCH GUARANTOR, CARE OF THE BORROWER, AT THE ADDRESS FOR NOTICES SPECIFIED IN THE CREDIT AGREEMENT. EACH GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. EACH GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE

FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH GUARANTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS GUARANTY AND THE OTHER LOAN DOCUMENTS.

         SECTION 5.11. WAIVER OF JURY TRIAL. EACH GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE SECURED PARTIES OR SUCH GUARANTOR. EACH GUARANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE SECURED PARTIES ENTERING INTO THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

         SECTION 5.12. COUNTERPARTS. This Guaranty may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


                                    Assist Cornerstone Technologies, Inc.
                                    Atlantic Aerospace Electronics Corporation
                                    Cayenta Operating Company
                                    Cayenta, Inc.
                                    DBA Systems, Inc.
                                    Delfin Systems
                                    Diversified Control Systems, Inc.
                                    Eldyne, Inc.
                                    Horizons Technology, Inc.
                                    J.B. Systems, Inc.
                                    Linkabit Wireless, Inc.
                                    Mergeco, Inc.
                                    Pulse Sciences, Inc.
                                    System Resources Corporation
                                    Titan Food Pasteurization Corp.
                                    Titan Medical Sterilization Corp.
                                    Titan Scan Corp.
                                    Titan Systems Corporation
                                    Titan Unidyne Corporation
                                    Titan Wireless, Inc.
                                    Tomotherapeutics, Inc.
                                    Validity Corporation
                                    VisiCom Laboratories, Inc.
                                    Microlithics Corporation


                                    All By:
                                            ------------------------------------
                                             Name:  Ray Guillaume
                                             Title: Assistant Treasurer

                                                                      ANNEX I to
                                                         the Subsidiary Guaranty


                           SUPPLEMENT, dated as of ________________, ____ (this
                  "SUPPLEMENT"), to the Subsidiary Guaranty, dated as of _____ __, ____ (together with all amendments, supplements, restatements and other modifications, if any, from time to time thereafter made thereto, the "GUARANTY"), among the initial signatories thereto and each other Person (such capitalized term, and other terms used in this Supplement, to have the meanings set forth in Article I of the Guaranty) which from time to time thereafter became a party thereto pursuant to Section 5.5 thereof (each, individually, a "GUARANTOR", and, collectively, the "GUARANTORS"), in favor of the Secured Parties (as defined in the Guaranty).

                              W I T N E S S E T H:

         WHEREAS, pursuant to the provisions of Section 5.5 of the Guaranty, the undersigned is becoming a Guarantor under the Guaranty; and

         WHEREAS, the undersigned Guarantor desires to become a "Guarantor" under the Guaranty in order to induce the Secured Parties to continue to extend Credit Extensions under the
Credit Agreement;

         NOW, THEREFORE, in consideration of the premises, and for other consideration (the receipt and sufficiency of which is hereby acknowledged), the undersigned agrees, for the benefit of each Secured Party, as follows.

         SECTION 1. In accordance with the terms of the Guaranty, by its signature below the undersigned hereby irrevocably agrees to become a Guarantor under the Guaranty with the same force and effect as if it were an original signatory thereto, and the undersigned Guarantor hereby (a) agrees to be bound by and comply with all of the terms and provisions of the Guaranty applicable to it as a Guarantor and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct as of the date hereof. In furtherance of the foregoing, each reference to a "Guarantor" in the Guaranty and each other Loan Document shall be deemed to include the undersigned Guarantor.

         SECTION 2. The undersigned Guarantor hereby represents and warrants that this Supplement has been duly authorized, executed and delivered by it and that this Supplement and the Guaranty constitute the legal, valid and binding obligation of the undersigned Guarantor, enforceable against it in accordance with its terms.

         SECTION 3. Except as expressly supplemented hereby, the Guaranty shall remain in full force and effect in accordance with its terms.

         SECTION 4. In the event any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guaranty shall not in any way be affected or impaired.

         SECTION 5. THIS SUPPLEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

         SECTION 6. This Supplement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                                  [NAME OF ADDITIONAL SUBSIDIARY
                                                     GUARANTOR]


                                                  By:
                                                     ---------------------------
                                                      Name:
                                                      Title:

                                                                       EXHIBIT J


                      INTERCOMPANY SUBORDINATION AGREEMENT


         THIS INTERCOMPANY SUBORDINATION AGREEMENT (this "SUBORDINATION AGREEMENT"), dated as of February 23, 2000, made by and among each of the undersigned Persons (such capitalized term, and other terms used herein without definition, to have the meanings ascribed thereto in SECTION 1 below) and such other Persons that may from time to time become a party hereto pursuant to the terms hereof or of the Credit Agreement referred to below (collectively, the "SUBORDINATED CREDITORS"), and THE TITAN CORPORATION, a Delaware corporation (the "BORROWER"), in favor of the Administrative Agent and each of the Secured Parties.

                              W I T N E S S E T H:

         WHEREAS, the Borrower has entered into a Senior Secured Credit Agreement, dated as of February 23, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Borrower, the various financial institutions as are, or may from time to time become, parties thereto (together with their successors, transferees and assigns, the "LENDERS"), Credit Suisse First Boston, as administrative agent for the Lenders (the "ADMINISTRATIVE AGENT"), First Union Securities, Inc., as Syndication Agent, and The Bank of Nova Scotia, as Documentation Agent, pursuant to which the Lenders and the Issuers have agreed to make Credit Extensions on the terms and subject to the conditions set forth therein;

         WHEREAS, as a condition precedent to the making of the Credit Extensions (including the initial Credit Extension) under the Credit Agreement, the Subordinated Creditors and the Borrower are required to execute and deliver this Subordination
Agreement;

         WHEREAS, each Subordinated Creditor has duly authorized the execution, delivery and performance of this Subordination Agreement; and

         WHEREAS, it is in the best interests of each Subordinated Creditor to execute this Subordination Agreement inasmuch as each Subordinated Creditor will derive substantial direct and indirect benefits from the Credit Extensions made from time to time to the Borrower by the Lenders pursuant to the Credit Agreement.

         NOW, THEREFORE, in consideration of the above premises and in order to induce the Lenders and the Issuers to make Credit Extensions to the Borrower pursuant to the Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                 AGREEMENT

         SECTION 1. DEFINITIONS. Terms used but not defined herein have the meanings given to them in the Credit Agreement. As used in this Subordination Agreement, the following terms shall have the meanings specified below:

         "ADMINISTRATIVE AGENT" is defined in the FIRST RECITAL.

         "BORROWER" is defined in the PREAMBLE.

         "CREDIT AGREEMENT" is defined in the FIRST RECITAL.

         "INTERCOMPANY DEBT" means, on any date, any Indebtedness of the Borrower related to or resulting from any loan or advance from, or any non-equity investment by, or any management or similar fees payable to, or any obligation to pay for goods or services to, any Subsidiary of the Borrower.

         "LENDER" is defined in the FIRST RECITAL.

         "SENIOR INDEBTEDNESS" is defined in CLAUSE (a) of SECTION
2.

         "SUBORDINATED CREDITOR" is defined in the PREAMBLE.

         "SUBORDINATION AGREEMENT" is defined in the PREAMBLE.


         SECTION 2.  AGREEMENT TO SUBORDINATE.

                  (a) Subject to the terms of the Credit Agreement, the Borrower and each of the Subordinated Creditors agree that the Intercompany Debt is and shall be subject, subordinate and rendered junior, to the extent and in the manner hereinafter set forth, in right of payment, to the prior payment in cash in full of all Obligations of the Borrower under the Credit Agreement and the other Loan Documents now existing or hereafter arising, whether for (i) principal, (ii) interest (including, without limitation, interest accruing after the filing of a petition initiating any proceeding referred to in CLAUSE
         (a) of SECTION 3, whether or not allowed as a claim in such proceeding), (iii) reasonable costs, (iv) reasonable fees (including, without limitation, reasonable attorneys' fees and disbursements), (v) reasonable expenses, and (vi) otherwise (the Obligations specified in CLAUSES(a)(i) through (a)(vi) above are referred to collectively as the "SENIOR INDEBTEDNESS"). For purposes of this Subordination Agreement, the Senior Indebtedness shall not be deemed to have been paid in cash in full until the Lenders shall have received full payment of the Senior Indebtedness in cash, which payment shall have been retained by the Lenders for a period of time in excess of all applicable preference or other similar periods under applicable bankruptcy, insolvency or creditors' rights laws. Each of the Borrower and the Subordinated Creditors waive notice of acceptance of this Subordination Agreement by the Lenders, and the Subordinated Creditors waive notice of and consent to the making, amount and terms of the Senior Indebtedness which may exist or be created from time to time and any renewal, extension, amendment or modification thereof, and any other lawful action which any Lender or Lenders in its and their sole and absolute discretion may take or omit to take with respect thereto. The provisions of this Section shall constitute a continuing offer made for the benefit of and to all Lenders and each Lender is hereby irrevocably authorized to enforce such provisions.

                  (b) In the event that the Borrower shall make, and/or any Subordinated Creditor shall receive from any source whatsoever, any payment on Intercompany Debt in contravention of this Subordination Agreement or the terms of the Credit Agreement, then and in any such event such payment shall be deemed to be the property of, segregated, received and held in trust for the benefit of and shall be promptly paid over and delivered to the Administrative Agent for the PRO RATA benefit of the Lenders.

                  (c) The Borrower shall not make, and no Subordinated Creditor shall receive or accept from any source whatsoever, any payment in respect of any Intercompany Debt if any Default shall have occurred and be continuing or would result therefrom, unless and until
         (i) the Senior Indebtedness has been paid in cash in full, (ii) in the case of a Default other than a Default of the nature set forth in
         Section 9.1(i) of the Credit Agreement, such Default has been cured or waived or (iii) the Administrative Agent has otherwise consented in writing.


         SECTION 3.  IN FURTHERANCE OF SUBORDINATION.

                  (a) Upon any distribution of all or any of the assets of the Borrower in the event of

                           (i) any insolvency or bankruptcy case or proceeding,
                  or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Borrower, or to its creditors, as such, or to its assets,

                           (ii) any liquidation, dissolution or other winding up
                  of the Borrower, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or

                           (iii) any assignment for the benefit of creditors or
                  any other marshaling of assets and liabilities of the Borrower,

         then, and in any such event, unless the Administrative Agent shall otherwise agree in writing, the Lenders shall receive payment in cash in full of all amounts due or to become due (whether or not the Senior Indebtedness has been declared due and payable prior to the date on which the Senior Indebtedness would otherwise have become due and payable) on or in respect of all Senior Indebtedness (including, without limitation, interest accruing after the filing of a petition initiating any proceeding referred to above) before the Subordinated Creditors or anyone claiming through or on their behalf (including any receiver, trustee, or otherwise) are entitled to receive from any source whatsoever any payment on account of principal of (or premium, if any) or interest on or other amounts payable in respect of the Intercompany Debt, and to that end, any payment or distribution of any kind or character, whether in cash, property or securities, which may be payable or deliverable in respect of the Intercompany Debt in any such case, proceeding, dissolution, liquidation or other winding up or event, shall be paid or delivered directly to the Administrative Agent for the application (in the case of cash) to, or as collateral (in the case of non-cash property or securities) for, the payment or prepayment of the Senior Indebtedness until the Senior Indebtedness shall have been paid in cash in full.

                  (b) If any proceeding, liquidation, dissolution or winding up referred to in CLAUSE (A) above is commenced by or against the Borrower,

                           (i) the Administrative Agent and the Lenders are
                  hereby irrevocably authorized and empowered (in their own names or in the name of the Borrower or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or distribution in respect of the Intercompany Debt above and give acquittance therefor and to file claims and proofs of claim and take such other action (including, without limitation, voting the Intercompany Debt or enforcing any security interest or other lien securing payment of the Intercompany Debt) as the Lenders or the Administrative Agent may reasonably deem necessary or advisable for the exercise or enforcement of any of the rights or interests of the Lenders or the Administrative Agent hereunder; PROVIDED that in the event the Administrative Agent or the Lenders take such action, the Administrative Agent or the Lenders shall apply all proceeds FIRST, to the payment of the costs of enforcement of this Subordination Agreement, and SECOND, to the payment of the Senior Indebtedness in accordance with the terms thereof; and

                           (ii) the Subordinated Creditors shall duly and
                  promptly take such action as the Lenders or the Administrative Agent may request (A) to collect the Intercompany Debt for the account of the Lenders and the Administrative Agent and to file appropriate claims or proofs of claim in respect of the Intercompany Debt, (B) to execute and deliver to the Lenders or the Administrative Agent such powers of attorney, assignments, or other instruments as the Lenders or the Administrative Agent may reasonably request in order to enable them to enforce any and all claims with respect to, and any security interests and other liens securing payment of, the Intercompany Debt and (C) to collect and receive any and all payments or distributions which may be payable or deliverable upon or with respect to the Intercompany Debt.

                  (c) All payments from any source whatsoever or distributions of assets of the Borrower, whether in cash, property or securities upon or with respect to the Intercompany Debt which are received by the Subordinated Creditors contrary to the provisions of this Subordination Agreement shall be received in trust for the PRO RATA benefit of the Lenders, shall be segregated from other funds and property held by the Subordinated Creditors and shall be forthwith paid over to the Administrative Agent in the same form as so received (with any necessary indorsement) to be applied, (in the case of cash) to, or held as collateral (in the case of noncash property or securities) for, the payment or prepayment of the Senior Indebtedness in accordance with the terms thereof, whether matured or unmatured, in accordance with the terms of this Subordination Agreement.

                  (d) The Lenders and the Administrative Agent are hereby authorized to demand specific performance of this Subordination Agreement, whether or not the Borrower or any Subordinated Creditor shall have complied with any of the provisions hereof applicable to it, at any time when the Subordinated Creditors or any one of them shall have failed to comply with any of the provisions of this Subordination Agreement applicable to it. The Subordinated Creditors hereby irrevocably waive any defense (other than the defense of payment in full of the Senior Indebtedness) based on the adequacy of a remedy at law which might be asserted as a bar to such remedy of specific performance.

         SECTION 4. NO ENFORCEMENT OR COMMENCEMENT OF ANY PROCEEDINGS. Each Subordinated Creditor agrees that, so long as any Senior Indebtedness shall remain unpaid, or any Commitment shall be in effect, it will not accelerate the maturity of the Intercompany Debt or commence, or join with any creditor other than the Lenders in commencing any proceeding referred to in CLAUSE (a) of
SECTION 3.

         SECTION 5. RIGHTS OF SUBROGATION. The Subordinated Creditors agree that no payment or distribution to the Lenders or the Administrative Agent pursuant to the provisions of this Subordination Agreement shall entitle the Subordinated Creditors to exercise any rights of subrogation in respect thereof until all Senior Indebtedness has been paid in cash in full and the Commitments have been terminated. The Subordinated Creditors agree that the subordination provisions contained herein shall not be affected by any action, or failure to act, by the Administrative Agent or the Lenders which results, or may result, in affecting, impairing or extinguishing any right of reimbursement or subrogation or other right or remedy of the Subordinated Creditors against the Borrower. Notwithstanding the foregoing, to the extent necessary to toll the statute of limitations, the Subordinated Creditors may take such action required to preserve any rights they have by way of rights of subrogation as consented to by the Administrative Agent in its reasonable discretion.

         SECTION 6. SUBORDINATION LEGEND; FURTHER ASSURANCES. The Subordinated Creditors and the Borrower will cause each note and instrument (if any) evidencing the Intercompany Debt to be endorsed with the following legend:

                  "The indebtedness evidenced by this instrument is subordinated to the prior payment in cash in full of the Senior Indebtedness (as defined in the Intercompany Subordination Agreement, dated as of February 23, 2000) pursuant to, and to the extent provided in, the Intercompany Subordination Agreement by the maker hereof and payee named herein in favor of the Lenders and any person now or hereafter designated as their agent."

Each of the Subordinated Creditors and the Borrower hereby agrees to mark its books of account in such a manner as shall be effective to give proper notice of the effect of this Subordination Agreement and will, in the case of any Intercompany Debt which is not evidenced by any note or instrument, following the occurrence and subject to the continuation of a Default, upon the Administrative Agent's request, cause such Intercompany Debt to be evidenced by an appropriate note or instrument or instruments endorsed with the above legend. Each of the Subordinated Creditors and the Borrower will at its expense and at any time and from time to time promptly execute and deliver all further instruments and documents and take all further action that may be necessary or that the Lenders or the Administrative Agent may reasonably request in order to protect any right or interest granted or purported to be granted hereunder or to enable the Lenders or the Administrative Agent to exercise and enforce their rights and remedies hereunder.

         SECTION 7. NO CHANGE IN OR DISPOSITION OF INTERCOMPANY DEBT. The Subordinated Creditors will not, without the prior written consent of the Administrative Agent:

                  (a) sell, assign to any Person other than a Subordinated Creditor, transfer, endorse, pledge, encumber or otherwise dispose of any of the Intercompany Debt, except in the case of Liens granted to the Administrative Agent;

                  (b) permit the terms of any of the Intercompany Debt to be changed in such a manner as to have a material adverse effect upon the rights or interests of the Lenders or the Administrative Agent; or

                  (c) upon the occurrence and during the continuation of any Default, take, or permit to be taken, any action to assert, collect or enforce the Intercompany Debt or any part thereof.

         SECTION 8. AGREEMENT BY THE BORROWER. The Borrower agrees that it will not make any payment on any of the Intercompany Debt, or take any other action, in contravention of the provisions of this Subordination Agreement or the other Loan Documents.

         SECTION 9. OBLIGATIONS HEREUNDER NOT AFFECTED. All rights and interest of the Lenders and the Administrative Agent hereunder, and all agreements and obligations of the Subordinated Creditors and the Borrower hereunder, shall remain in full force and effect irrespective of:

                  (a) any lack of validity or enforceability of any document evidencing Senior Indebtedness;

                  (b) any change in the time, manner or place of payment of, or any other term of, all or any of the Senior Indebtedness, or any other amendment or waiver of or any consent to departure from any of the documents evidencing or relating to the Senior Indebtedness;

                  (c) any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any guaranty or Loan Document, for all or any of the Senior Indebtedness;

                  (d) any failure of any Lender or the Administrative Agent to assert any claim or to enforce any right or remedy against any other party hereto under the provisions of this Subordination Agreement, the Credit Agreement or any other Loan Document other than this Subordination Agreement;

                  (e) any reduction, limitation, impairment or termination of the Senior Indebtedness for any reason (other than the defense of payment in full of the Senior Indebtedness), including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Borrower and each Subordinated Creditor hereby waive any right to or claim of) any defense (other than the defense of payment in full of the Senior Indebtedness) or setoff, counterclaim, recoupment or termination whatsoever by reason of invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Senior Indebtedness; and

                  (f) any other circumstance which might otherwise constitute a defense (other than the defense of payment in full of the Senior Indebtedness) available to, or a discharge of, the Borrower in respect of the Senior Indebtedness or the Subordinated Creditors in respect of this Subordination Agreement.

This Subordination Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Senior Indebtedness is rescinded or must otherwise be returned by any Lender or the Administrative Agent upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made. The Subordinated Creditors acknowledge and agree that the Lenders and the Administrative Agent may in accordance with the terms of the Credit Agreement, without notice or demand and without affecting or impairing the Subordinated Creditors' obligations hereunder, from time to time (i) renew, compromise, extend, increase, accelerate or otherwise change the time for payment of, or otherwise change the terms of the Senior Indebtedness or any part thereof, including, without limitation, to increase or decrease the rate of interest thereon or the principal amount thereof; (ii) take or hold security for the payment of the Senior Indebtedness and exchange, enforce, foreclose upon, waive and release any such security; (iii) apply such security and direct the order or manner of sale thereof as the Administrative Agent and the Lenders, in their sole discretion, may determine; (iv) release and substitute one or more endorsers, warrantors, borrowers or other obligors; and (v) exercise or refrain from exercising any rights against the Borrower or any other Person.

         SECTION 10. REPRESENTATIONS AND WARRANTIES. Each of the Subordinated Creditors, in respect of itself and the Intercompany Debt owing to it, and the Borrower, as the case may be, hereby represents and warrants as follows:

                  (a) the Subordinated Creditors own the Intercompany Debt now outstanding free and clear of any Lien other than pursuant to any general security agreement then in effect and in favor of the Administrative Agent;

                  (b) this Subordination Agreement constitutes a legal, valid and binding obligation of each Subordinated Creditor and the Borrower, enforceable in accordance with its terms (subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law)).

         SECTION 11. AMENDMENTS, WAIVERS. No amendment or waiver of any provision of this Subordination Agreement nor consent or any departure by the Subordinated Creditors or the Borrower here from, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent and the other parties hereto, and then such waiver, amendment or consent shall be effective only in the specific instance and for the specific purpose for which given. Any waiver, forbearance, failure or delay by the Administrative Agent or the Lenders in exercising, or the exercise or beginning of exercise by the Administrative Agent or the Lenders of, any right, power or remedy, simultaneous or later shall not preclude the further, simultaneous or later exercise thereof, and every right, power or remedy of the Administrative Agent and the Lenders shall continue in full force and effect until such right, power or remedy is specifically waived in a writing executed or authorized by such Lenders.

         SECTION 12. EXPENSES. The Subordinated Creditors and the Borrower jointly and severally agree to pay, upon demand, to the Administrative Agent or the Lenders, as applicable, any and all reasonable costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements which the Lenders or the Administrative Agent may incur in connection with the exercise or enforcement of any of the rights or interest of the Lenders or the Administrative Agent hereunder.

         SECTION 13. ADDRESS FOR NOTICES. All notices and other communications provided for hereunder shall be in writing (including facsimile communication) and mailed or telecopied or delivered to either party hereto, if to the Borrower, the Administrative Agent or any Lender, addressed to it at the address of the Borrower or such Lender or the Administrative Agent (as the case may be) listed in the Credit Agreement or in the Lender Assignment Agreement, as applicable, and, if to other parties hereto, addressed to such parties in care of the Borrower at the address specified in the Credit Agreement. All such notices and other communications, when mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any such notice or communication, if transmitted by facsimile, shall be deemed given when the confirmation of transmission thereof is received by the transmitter.

         SECTION 14. ENTIRE AGREEMENT; SEVERABILITY. This Subordination Agreement contains the entire subordination agreement among the parties hereto with respect to the subject matter hereof. If any of the provisions of this Subordination Agreement shall be held invalid or unenforceable, this Subordination Agreement shall be construed as if not containing those provisions, and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

         SECTION 15. CUMULATIVE RIGHTS. The rights, powers and remedies of the Lenders and the Administrative Agent under this Subordination Agreement shall be in addition to all rights, powers and remedies given to the Lenders and the Administrative Agent by virtue of any contract, statute or rule of law, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently. The parties hereto expressly acknowledge and agree that the Lenders and the Administrative Agent are intended, and by this reference expressly made, third party beneficiaries of the provisions of this Subordination Agreement.

         SECTION 16. CONTINUING AGREEMENT; TRANSFER OF NOTES. This Subordination Agreement is a continuing agreement of subordination and the Lenders may, from time to time and without notice to the Subordinated Creditors, extend credit to or make other financial arrangements with the Borrower in reliance hereon. This Subordination Agreement shall (a) remain in full force and effect until the Senior Indebtedness shall have been paid in cash in full and all Commitments terminated, (b) be binding upon the Subordinated Creditors, the Borrower and their respective successors, transferees and assigns, and (c) inure to the benefit of and be enforceable by the Administrative Agent and each Lender and their respective successors, transferees and assigns. Without limiting the generality of the foregoing, any Lender may, subject to the provisions of the Credit Agreement, assign or otherwise transfer the Senior Indebtedness held by it to any other Person, subject to Section 11.11 of the Credit Agreement and such other Person shall thereupon become vested with all the rights in respect thereof granted to such Lender herein or otherwise.

         SECTION 17. GOVERNING LAW. THIS SUBORDINATION AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

         SECTION 18. FORUM SELECTION AND CONSENT TO JURISDICTION. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS SUBORDINATION AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT OR ANY OF THE LENDERS OR ANY SUBORDINATED CREDITOR OR THE BORROWER SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. THE BORROWER AND EACH SUBORDINATED CREDITOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGEMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE BORROWER HEREBY IRREVOCABLY APPOINTS CSC UNITED STATES CORPORATION COMPANY (THE "PROCESS AGENT"), WITH AN OFFICE ON THE DATE HEREOF AT 375 HUDSON STREET, NEW YORK, NEW YORK 10014, AS ITS AGENT TO RECEIVE, ON ITS BEHALF AND ON BEHALF OF ITS PROPERTY, SERVICE OF COPIES OF THE SUMMONS AND COMPLAINT AND ANY OTHER PROCESS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING. SUCH SERVICE MAY BE MADE BY MAILING OR DELIVERING A COPY OF SUCH PROCESS TO THE BORROWER IN CARE OF THE PROCESS AGENT AT THE PROCESS AGENT'S ABOVE ADDRESS, AND THE BORROWER HEREBY IRREVOCABLY AUTHORIZES AND DIRECTS THE PROCESS AGENT TO ACCEPT SUCH SERVICE ON ITS BEHALF. THE BORROWER AND EACH SUBORDINATED

CREDITOR IRREVOCABLY CONSENT TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK AT THE ADDRESS FOR NOTICES OF SUCH PARTY SPECIFIED IN SECTION 13. THE BORROWER AND EACH SUBORDINATED CREDITOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE BORROWER OR SUCH SUBORDINATED CREDITOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH OF THE BORROWER AND EACH OF SUCH SUBORDINATED CREDITORS HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS SUBORDINATION AGREEMENT.

         SECTION 19. WAIVER OF JURY TRIAL. THE BORROWER AND EACH SUBORDINATED CREDITOR AND, BY ACCEPTING THIS SUBORDINATION AGREEMENT AND THE BENEFITS THEREOF, THE ADMINISTRATIVE AGENT AND ANY LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS SUBORDINATION AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE BORROWER OR SUCH SUBORDINATED CREDITOR AND EACH SUCH PERSON ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDERS CONTINUING TO MAKE CREDIT EXTENSIONS AND ENTERING INTO THE AMENDED AND RESTATED CREDIT AGREEMENT AND FOR THE SUBORDINATED CREDITORS ENTERING INTO THIS SUBORDINATION AGREEMENT.

         SECTION 20. EXECUTION IN COUNTERPARTS. This Subordination Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties have caused this Subordination Agreement to be duly executed and delivered as of the date first above written.



                                  The Titan Corporation
                                  Assist Cornerstone Technologies, Inc.
                                  Atlantic Aerospace Electronics Corporation
                                  Cayenta Operating Company
                                  Cayenta, Inc.
                                  DBA Systems, Inc.
                                  Delfin Systems
                                  Diversified Control Systems, Inc.
                                  Eldyne, Inc.
                                  Horizons Technology, Inc.
                                  J.B. Systems, Inc.
                                  Linkabit Wireless, Inc.
                                  Mergeco, Inc.
                                  Pulse Sciences, Inc.
                                  System Resources Corporation
                                  Titan Food Pasteurization Corp.
                                  Titan Medical Sterilization Corp.
                                  Titan Scan Corp.
                                  Titan Systems Corporation
                                  Titan Unidyne Corporation
                                  Titan Wireless, Inc.
                                  Tomotherapeutics, Inc.
                                  Validity Corporation
                                  VisiCom Laboratories, Inc.
                                  Microlithics Corporation


                                  All By:
                                          --------------------------------------
                                  Name:  Ray Guillaume
                                  Title: Assistant Treasurer

                                                                       EXHIBIT K


                           LENDER ASSIGNMENT AGREEMENT


                                                                 ____,___ ____

To:      The Titan Corporation,
           as Borrower

         Credit Suisse First Boston,
           as Administrative Agent


                              THE TITAN CORPORATION

Gentlemen and Ladies:

         We refer to clause (a)(iv) of Section 11.11 of the Senior Secured Credit Agreement, dated as of February __, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among The Titan Corporation, a Delaware corporation (the "BORROWER"), the various financial institutions as are or may become parties thereto (collectively, the "LENDERS"), Credit Suisse First Boston, as administrative agent for the Lenders (the "ADMINISTRATIVE AGENT"), First Union Securities, Inc., as Syndication Agent, and The Bank of Nova Scotia, as Documentation Agent. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

         As of ____ __, ____ (the "ASSIGNMENT DATE"), [Name of Lender] (the "ASSIGNOR") irrevocably sells, transfers, conveys and assigns, without recourse, representation or warranty (except as expressly set forth herein), to [Name of Assignee] (the "ASSIGNEE") and the Assignee irrevocably purchases from the Assignor that portion of the Loans and Commitments of the Assignor as set forth in SCHEDULE I hereto (the "ASSIGNED PORTION") so that after giving effect to the foregoing assignment and delegation, the Assignor's and the Assignee's Percentages for the purposes of the Credit Agreement and each other Loan Document will be as set forth on SCHEDULE I hereto.

         In addition, this agreement constitutes notice to each of you, pursuant to clause (a)(iii) of Section 11.11 of the Credit Agreement, of the assignment and delegation to the Assignee of the Assigned Portion of the Credit Extensions and Commitments of the Assignor outstanding under the Credit Agreement as of the Assignment Date.

         From and after the Assignment Date, the Administrative Agent shall make all payments in respect of the Assigned Portion (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to the Assignment Date and to the Assignee for amounts which have accrued subsequent to the Assignment Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Administrative Agent for periods prior to the Assignment Date or with respect to the making of this assignment directly between themselves.

         The Assignee hereby acknowledges and confirms that it has received a copy of the Credit Agreement and the exhibits related thereto, together with copies of the documents which were required to be delivered under the Credit Agreement as a condition to the making of the Credit Extensions thereunder. The Assignee further confirms and agrees that in becoming a Lender and in making its Commitments and Credit Extensions under the Credit Agreement, such actions have and will be made without recourse to, or representation or warranty by, the Administrative Agent.

         The Assignor represents and warrants that it is legally authorized to enter into and deliver this agreement and represents that it is the legal and beneficial owner of the Assigned Portion. Except as set forth in the previous sentence, the Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made pursuant to or in connection with this agreement, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this agreement, the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto or thereto, including the financial condition of the Borrower or any of its Subsidiaries or the performance or observance by any Lender of any of its obligations under the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto or thereto. The Assignee represents and warrants that it is legally authorized to enter into and deliver this agreement and confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 7.1 of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this agreement. In addition, the Assignee independently and without reliance upon the Assignor, the Agents or any other Lender, and based on such documents and information as it shall deem appropriate at the time, shall continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents and the other instruments and documents delivered in connection therewith.

         Except as otherwise provided in the Credit Agreement, effective as of the Assignment Date

                  (a)  the Assignee

                           (i) shall be deemed automatically to have become a
                  party to the Credit Agreement and shall have all the rights and obligations of a "Lender" under the

                                       2-

                  Credit Agreement and the other Loan Documents as if it were an original signatory thereto to the extent specified in the second paragraph hereof;

                           (ii) agrees to be bound by the terms and conditions
                  set forth in the Credit Agreement and the other Loan Documents as if it were an original signatory thereto; and

                  (b) the Assignor shall be released from its obligations under the Credit Agreement and the other Loan Documents to the extent specified in the second paragraph hereof.

         [The parties hereto understand that no processing fee of the type referred to in Section 11.11(a) of the Credit Agreement shall be due in connection with this Assignment.]

         [The Assignor and the Assignee hereby agree that the [Assignor][Assignee] will pay to the Administrative Agent the processing fee referred to in Section 11.11(a) of the Credit
Agreement.]

         The Assignee hereby advises each of you that the Assignee's administrative details with respect to the assigned Credit Extensions and Commitments are on file with the Administrative Agent and requests the Administrative Agent to acknowledge receipt of this document.

         The Assignee agrees (for the benefit of the Assignor, the Borrower and the Administrative Agent) to furnish, if required by clause (e) of Section 4.6 of the Credit Agreement, the applicable Internal Revenue Service forms or other forms required thereunder no later than the date of acceptance hereof by the Administrative Agent. In addition, the Assignee represents and warrants (for the benefit of the Assignor, the Borrower and the Administrative Agent) that, under applicable law and treaties in effect as of the date hereof, no United States federal taxes will be required to be withheld by the Administrative Agent or the Borrower with respect to any payments to be made to the Assignee in respect of the Credit Agreement.

         Notwithstanding any other provisions hereof, if the consents of the Borrower and the Administrative Agent are required under Section 11.11(a) of the Credit Agreement, the assignment and delegation contemplated in this agreement shall not be effective unless such consents shall have been obtained and in any event no such assignment and delegation shall be effective unless and until such assignment has been recorded in the Register by the Administrative Agent.

         This Agreement may be executed by the Assignor and Assignee in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                                       3-

           IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Lender Assignment Agreement as of the date first written above.

                                         [ASSIGNOR]


                                         By:
                                            ------------------------------------
                                         Name:
                                         Title:

                                         [ASSIGNEE]


                                         By:
                                            ------------------------------------
                                         Name:
                                         Title:

ACCEPTED AND AGREED TO:

CREDIT SUISSE FIRST BOSTON,
 as Administrative Agent


By:
   --------------------------------------
Name:
Title:


By:
   --------------------------------------
Name:
Title:

THE TITAN CORPORATION


By:
   --------------------------------------
Name:  Ray Guillaume
Title:  Assistant Treasurer

                                                                      SCHEDULE I

                               LENDER INFORMATION


LENDER                 PERCENTAGE                                    DOMESTIC OFFICE            LIBOR OFFICE
------                 ----------                                    ---------------            ------------
[ASSIGNOR],            [        ] Loans........................... % ON FILE WITH               ON FILE WITH
  as Assignor                                                        ADMINISTRATIVE             ADMINISTRATIVE
                                                                     AGENT                      AGENT

[ASSIGNEE],            [        ] Loans........................... % [             ]            [             ]
  as Assignee                                                        Attn: [       ]            Attn: [       ]
                                                                     Tel.: [       ]            Tel.: [       ]
                                                                     Fax:  [       ]            Fax:  [       ]

Wiring Instructions for the Assignee:

_____________________________________

_____________________________________

_____________________________________

_____________________________________


                                       1-

                                                                       EXHIBIT L

                              SOLVENCY CERTIFICATE


         This Certificate (this "CERTIFICATE") is delivered pursuant to Section 5.1(j) of the Senior Secured Credit Agreement, dated as of February __, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among The Titan Corporation, a Delaware corporation (the "BORROWER"), the various financial institutions as are, or may from time to time become, parties thereto (together with their successors, transferees, and assigns, the "LENDERS"), Credit Suisse First Boston, as administrative agent for the Lenders (the "ADMINISTRATIVE AGENT"), First Union Securities, Inc., as Syndication Agent, and The Bank of Nova Scotia, as Documentation Agent. Unless otherwise defined herein, terms used herein have the meanings provided in the Credit Agreement.

         The undersigned hereby certifies that he is the [chief financial Authorized Officer] [treasurer] [assistant treasurer] of the Borrower (in such capacity, the "OFFICER") and that he is authorized to execute and deliver this Certificate on behalf of the Borrower. The undersigned further certifies on behalf of the Borrower, that:

                  (a) The Officer has continued to monitor the financial condition and operations of the Borrower and its Subsidiaries, and the Officer has knowledge of and has participated in the negotiation of the transactions contemplated by the Credit Agreement and the other Loan Documents.

                  (b) The Officer and his staff are familiar with the process through which the consolidated financial statements of the Borrower and its Subsidiaries were generated and prepared.

                  (c) The Officer is familiar with the process through which the Pro Forma Financial Statements were generated and prepared. In making the statements set forth in PARAGRAPH (f) hereof, the Officer has considered the current and anticipated future capital requirements of the Borrower and its Subsidiaries for the current and future conduct of the businesses of the Borrower and its Subsidiaries.

                  (d) Based on the information reflected in the Pro Forma Financial Statements and the Officer's involvement in the process of collecting such information, the Officer has no reason to believe that the Pro Forma Financial Statements and related financial statements are not

                           (i) a fair and reasonable presentation of the PRO
                  FORMA financial condition and operations of the Borrower and its Subsidiaries, as of the date hereof, on a going-concern basis; and

                           (ii) a reasonable projection of the financial
                  position, results of operations and cash flows of the Borrower and its Subsidiaries in each case on the basis of the assumptions stated in the Pro Forma Financial Statements, which assumptions the Officer believes to be reasonable.

                  (e) Immediately following the consummation of the transactions contemplated by the Credit Agreement and the other Loan Documents, the Borrower will be able to pay its Debts (as defined below) as they become due, will have assets which will have a "fair saleable value" greater than its Debts as they become absolute and matured, and will have assets which will have a fair value greater than the sum of all its Debts.

                  (f) Both before and immediately after giving effect to each transaction contemplated by the Credit Agreement and the other Loan Documents, the Borrower does not have unreasonably small capital and it is not engaged in businesses or transactions, and (to the best of my knowledge) does not intend that it will be engaged in any businesses or transactions, for which it has unreasonably small capital.

                  (g) Both before and immediately after giving effect to each transaction contemplated by the Credit Agreement and the other Loan Documents, the Borrower does not intend to incur, nor believe that it has incurred, Debts beyond its ability to pay them as they mature.

                  (h) Both before and immediately after giving effect to each transaction contemplated by the Credit Agreement and each other Loan Document, the Borrower has not incurred any obligation under, or in connection therewith, with actual intent to hinder, delay or defraud either present or future creditors of the Borrower or any of its Subsidiaries.

                  (i) For purposes hereof, "Debts" means all liabilities, obligations, commitments and indebtedness of any and every kind and nature (including all obligations to trade creditors), whether heretofore or now owing, arising, due, or payable by the Borrower to any person and howsoever evidenced, created, incurred, acquired, or owing, whether primary, secondary, direct, contingent, fixed, or otherwise (the foregoing to include, without limitation, all monetary obligations arising under the Credit Agreement).

                  (j) The "fair saleable value" of the Borrower's assets and investments means the amount which may be realized within a reasonable time, either through collection or sale of such investments and other assets at the regular market value, based upon the amount which could be obtained for the property in question within such period by a capable and diligent business person from an interested buyer who is willing to purchase under ordinary selling conditions. Although no determination of the "fair saleable value" has been made, it is my opinion that the asset amounts reflected upon the historic records of the Borrower and its Subsidiaries do not exceed the "fair saleable value."

                  (k) The Officer hereby acknowledges, on behalf of the Borrower, that the Administrative Agent and each of the Lenders have relied upon the statements contained herein and such statements are a material inducement for the Administrative Agent and each of the Lenders to enter into the Credit Agreement and the other Loan Documents.

         Notwithstanding anything to the contrary herein, the Officer (i) is executing this Certificate on behalf of the Borrower solely in his representative capacity and not in his individual capacity, and (ii) shall not have any liability whatsoever for any statements, certifications or representations made herein, other than liability arising directly out of his intentional misconduct or gross negligence.

         IN WITNESS WHEREOF, the undersigned Authorized Officer has executed this Certificate on this ____ day of February, 2000.




                                          THE TITAN CORPORATION



                                          By:
                                             -----------------------------------
                                             Name:
                                             Title: